                                                                                                 EXECUTION COPY

                                   RESIDENTIAL ASSET SECURITIES CORPORATION,

                                                  Depositor,

                                       RESIDENTIAL FUNDING CORPORATION,

                                               Master Servicer,

                                                      and

                                        U.S. BANK NATIONAL ASSOCIATION

                                                    Trustee

                                        POOLING AND SERVICING AGREEMENT

                                            Dated as of May 1, 2006

                          Home Equity Mortgage Asset-Backed Pass-Through Certificates

                                                Series 2006-KS4

                                               TABLE OF CONTENTS

        Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the
                          Depositor........................................................60

        Section 2.04.     Representations and Warranties of Sellers........................62

        Section 2.05.     Execution and Authentication of Certificates; Conveyance of Uncertificated

        Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers; Enforcement

        Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or
                          Certificateholders...............................................69

        Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee..69

        Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account69

        Section 3.08.     Subservicing Accounts; Servicing Accounts........................72

        Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans
                          73

        Section 3.10.     Permitted Withdrawals from the Custodial Account.................73

        Section 3.11.     Maintenance of Primary Insurance Coverage........................75

        Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage75

        Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;

        Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                          Reporting........................................................93

        Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances by the

        Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer.113

        Section 6.02.     Merger or Consolidation of the Depositor or the Master Servicer; Assignment
                          of Rights and Delegation of Duties by Master Servicer...........113

        Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others
                          114

        Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification121

        Section 9.01.     Termination Upon Purchase or Liquidation of All Mortgage Loans..125

        Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification133

Exhibit B-1    Form of Class M Certificate...............................................B-1-1

Exhibit B-2    Form of Class B Certificate...............................................B-2-1

Exhibit H-1    Form of Transfer Affidavit and Agreement..................................H-1-1

Exhibit H-2    Form of Transferor Certificate............................................H-2-1

Exhibit I      Form of Investor Representation Letter......................................I-1

Exhibit J      Form of Transferor Representation Letter....................................J-1

Exhibit K      Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for

Exhibit N-1    Form of Rule 144A Investment Representation Letter........................N-1-1

Exhibit N-2    Form of Transferor Certificate (144A Transferor to 144A Transferee).......N-2-1

Exhibit N-3    Form of Transferor Certificate (144A Transferor to Regulation S Transferee)N-3-1

Exhibit N-4    Form of Regulation S Transferee Certificate...............................N-4-1

Exhibit N-5    Form of Accredited InvestorTransferee Certificate.........................N-4-1

Exhibit N-6    Form of Transferor Certificate (Regulation S Transferor)..................N-4-1

Exhibit T-1    Form of 10-K Certification................................................T-1-1

Exhibit T-2    Form of Back-Up Certification.............................................T-2-1

Exhibit U      Information to be Provided by the Master Servicer to the Rating Agencies Relating to

        This Pooling and Servicing  Agreement,  effective as of May 1, 2006, among RESIDENTIAL ASSET SECURITIES
CORPORATION,  as the  depositor  (together  with  its  permitted  successors  and  assigns,  the  "Depositor"),
RESIDENTIAL FUNDING  CORPORATION,  as master servicer (together with its permitted  successors and assigns, the
"Master Servicer"),  and U.S. BANK NATIONAL ASSOCIATION,  a banking association organized under the laws of the
United States, as trustee (together with its permitted successors and assigns, the "Trustee").

                                            PRELIMINARY STATEMENT:

        The Depositor  intends to sell  mortgage  asset-backed  pass-through  certificates  (collectively,  the
"Certificates"),  to be issued  hereunder in sixteen  Classes,  which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                                    REMIC I

        As provided  herein,  the REMIC  Administrator  will make an election to treat the  segregated  pool of assets  consisting of the Mortgage  Loans and certain other related  assets  (exclusive of the Swap Account and the Swap  Agreement)  subject to this Agreement as a real estate  mortgage  investment  conduit (a "REMIC") for federal  income tax  purposes,  and such  segregated  pool of assets will be designated as "REMIC I." The Class
R-I  Certificates  will  represent the sole Class of "residual  interests" in REMIC I for purposes of the REMIC
Provisions (as defined  herein) under federal income tax law. The following  table  irrevocably  sets forth the designation,  remittance  rate (the  "Uncertificated  REMIC I Pass  Through  Rate") and initial  Uncertificated
Principal  Balance  for each of the  "regular  interests"  in REMIC I (the  "REMIC I Regular  Interests").  The
"latest possible  maturity date"  (determined  solely for purposes of satisfying  Treasury  regulation  Section
1.860G  1(a)(4)(iii))  for each  REMIC I  Regular  Interest  shall be the  Maturity  Date.  None of the REMIC I
Regular Interests will be certificated.

                      UNCERTIFICATED
                          REMIC I         INITIAL UNCERTIFICATED REMIC I     LATEST POSSIBLE
  DESIGNATION        PASS-THROUGH RATE          PRINCIPAL BALANCE             MATURITY DATE
      I-1-A            Variable(1)             $    3,660,687.29                June 2036
      I-2-A            Variable(1)             $    4,838,520.61                June 2036
      I-3-A            Variable(1)             $    6,014,218.03                June 2036
      I-4-A            Variable(1)             $    7,172,352.50                June 2036
      I-5-A            Variable(1)             $    8,295,571.99                June 2036
      I-6-A            Variable(1)             $    9,350,594.62                June 2036
      I-7-A            Variable(1)              $  10,274,291.92                June 2036
      I-8-A            Variable(1)              $  11,077,346.28                June 2036
      I-9-A            Variable(1)              $  11,734,292.56                June 2036
     I-10-A            Variable(1)              $  12,254,557.26                June 2036
     I-11-A            Variable(1)              $  12,413,172.57                June 2036
     I-12-A            Variable(1)              $  12,019,711.28                June 2036
     I-13-A            Variable(1)              $  11,432,766.96                June 2036
     I-14-A            Variable(1)              $  10,938,297.61                June 2036
     I-15-A            Variable(1)              $  10,466,038.82                June 2036
     I-16-A            Variable(1)              $  10,005,154.74                June 2036
     I-17-A            Variable(1)             $    9,756,489.65                June 2036
     I-18-A            Variable(1)             $    9,536,840.85                June 2036
     I-19-A            Variable(1)             $    9,344,627.36                June 2036
     I-20-A            Variable(1)             $    9,366,486.85                June 2036
     I-21-A            Variable(1)              $  10,792,282.86                June 2036
     I-22-A            Variable(1)              $  13,209,629.79                June 2036
     I-23-A            Variable(1)              $  12,897,287.91                June 2036
     I-24-A            Variable(1)              $  11,394,285.98                June 2036
     I-25-A            Variable(1)             $    9,961,709.71                June 2036
     I-26-A            Variable(1)             $    8,041,637.41                June 2036
     I-27-A            Variable(1)             $    5,768,221.47                June 2036
     I-28-A            Variable(1)             $    4,858,175.61                June 2036
     I-29-A            Variable(1)             $    4,581,373.70                June 2036
     I-30-A            Variable(1)             $    4,320,681.18                June 2036
     I-31-A            Variable(1)            $       303,845.67                June 2036
     I-32-A            Variable(1)             $    3,705,645.17                June 2036
     I-33-A            Variable(1)             $    3,495,739.42                June 2036
     I-34-A            Variable(1)             $    3,297,962.13                June 2036
     I-35-A            Variable(1)             $    3,111,418.53                June 2036
     I-36-A            Variable(1)             $    2,935,453.94                June 2036
     I-37-A            Variable(1)             $    2,769,963.46                June 2036
     I-38-A            Variable(1)             $    2,652,268.59                June 2036
     I-39-A            Variable(1)             $    2,559,850.17                June 2036
     I-40-A            Variable(1)             $    2,416,490.54                June 2036
     I-41-A            Variable(1)             $    2,281,362.37                June 2036
     I-42-A            Variable(1)             $    2,153,988.93                June 2036
     I-43-A            Variable(1)             $    2,033,976.56                June 2036
     I-44-A            Variable(1)              $  34,386,729.22                June 2036
      I-1-B            Variable(1)             $    3,660,687.29                June 2036
      I-2-B            Variable(1)             $    4,838,520.61                June 2036
      I-3-B            Variable(1)             $    6,014,218.03                June 2036
      I-4-B            Variable(1)             $    7,172,352.50                June 2036
      I-5-B            Variable(1)             $    8,295,571.99                June 2036
      I-6-B            Variable(1)             $    9,350,594.62                June 2036
      I-7-B            Variable(1)              $  10,274,291.92                June 2036
      I-8-B            Variable(1)              $  11,077,346.28                June 2036
      I-9-B            Variable(1)              $  11,734,292.56                June 2036
     I-10-B            Variable(1)              $  12,254,557.26                June 2036
     I-11-B            Variable(1)              $  12,413,172.57                June 2036
     I-12-B            Variable(1)              $  12,019,711.28                June 2036
     I-13-B            Variable(1)              $  11,432,766.96                June 2036
     I-14-B            Variable(1)              $  10,938,297.61                June 2036
     I-15-B            Variable(1)              $  10,466,038.82                June 2036
     I-16-B            Variable(1)              $  10,005,154.74                June 2036
     I-17-B            Variable(1)             $    9,756,489.65                June 2036
     I-18-B            Variable(1)             $    9,536,840.85                June 2036
     I-19-B            Variable(1)             $    9,344,627.36                June 2036
     I-20-B            Variable(1)             $    9,366,486.85                June 2036
     I-21-B            Variable(1)              $  10,792,282.86                June 2036
     I-22-B            Variable(1)              $  13,209,629.79                June 2036
     I-23-B            Variable(1)              $  12,897,287.91                June 2036
     I-24-B            Variable(1)              $  11,394,285.98                June 2036
     I-25-B            Variable(1)             $    9,961,709.71                June 2036
     I-26-B            Variable(1)             $    8,041,637.41                June 2036
     I-27-B            Variable(1)             $    5,768,221.47                June 2036
     I-28-B            Variable(1)             $    4,858,175.61                June 2036
     I-29-B            Variable(1)             $    4,581,373.70                June 2036
     I-30-B            Variable(1)             $    4,320,681.18                June 2036
     I-31-B            Variable(1)            $       303,845.67                June 2036
     I-32-B            Variable(1)             $    3,705,645.17                June 2036
     I-33-B            Variable(1)             $    3,495,739.42                June 2036
     I-34-B            Variable(1)             $    3,297,962.13                June 2036
     I-35-B            Variable(1)             $    3,111,418.53                June 2036
     I-36-B            Variable(1)             $    2,935,453.94                June 2036
     I-37-B            Variable(1)             $    2,769,963.46                June 2036
     I-38-B            Variable(1)             $    2,652,268.59                June 2036
     I-39-B            Variable(1)             $    2,559,850.17                June 2036
     I-40-B            Variable(1)             $    2,416,490.54                June 2036
     I-41-B            Variable(1)             $    2,281,362.37                June 2036
     I-42-B            Variable(1)             $    2,153,988.93                June 2036
     I-43-B            Variable(1)             $    2,033,976.56                June 2036
     I-44-B            Variable(1)              $  34,386,729.22                June 2036
       A-I             Variable(1)              $  12,606,079.00                June 2036
_______________
(1) Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                   REMIC II

        As provided  herein,  the REMIC  Administrator  will make an election to treat the  segregated  pool of assets  consisting  of the REMIC I Regular  Interests  as a REMIC for  federal  income tax  purposes,  and such segregated  pool of assets will be designated  as "REMIC II." The Class R-II  Certificates  will  represent the sole Class of "residual  interests" in REMIC II for purposes of the REMIC  Provisions (as defined herein) under federal  income tax law. The following  table  irrevocably  sets forth the  designation,  remittance  rate (the
"Uncertificated  REMIC II  Pass-Through  Rate") and initial  Uncertificated  Principal  Balance for each of the
"regular  interests"  in REMIC II (the "REMIC II Regular  Interests").  The  "latest  possible  maturity  date"
(determined solely for purposes of satisfying Treasury  regulation Section 1.860G  1(a)(4)(iii)) for each REMIC
II Regular Interest shall be the Maturity Date.  None of the REMIC II Regular Interests will be certificated.

                        UNCERTIFICATED         INITIAL UNCERTIFICATED
                           REMIC II                   REMIC II               LATEST POSSIBLE
  DESIGNATION         PASS-THROUGH RATE           PRINCIPAL BALANCE           MATURITY DATE

       LT1               Variable(1)              $700,250,721.22               June 2036
       LT2               Variable(1)            $         20,716.24             June 2036
       LT3               Variable(1)            $         49,320.77             June 2036
       LT4               Variable(1)            $         49,320.77             June 2036
      LT-IO              Variable(1)                    (2)                     June 2036
_______________
(1) Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.
(2) REMIC II  Regular  Interest  LT-IO  will not  have an  Uncertificated  Principal  Balance  but will  accrue
    interest  on  its  uncertificated   notional  amount  calculated  in  accordance  with  the  definition  of
    "Uncertificated Notional Amount" herein.

                                                   REMIC III

        As  provided  herein,  the  REMIC  Administrator  will  elect to treat  the  segregated  pool of assets consisting of the REMIC II Regular  Interests as a REMIC for federal income tax purposes,  and such  segregated pool of assets will be  designated  as REMIC III. The Class R-III  Certificates  will  represent the sole Class of "residual  interests" in REMIC III for purposes of the REMIC  Provisions  under federal  income tax law. The following table  irrevocably  sets forth the  designation,  Pass Through Rate,  aggregate  Initial  Certificate
Principal Balance,  certain features,  month of Final Scheduled  Distribution Date and initial ratings for each
Class of  Certificates  comprising  the interests  representing  "regular  interests" in REMIC III. The "latest possible  maturity  date"  (determined  solely for purposes of satisfying  Treasury  Regulation  Section 1.860G
1(a)(4)(iii)) for each of REMIC III Regular Interest shall be the Maturity Date.

                                                                                          Month of
                                                                                            Final
                                            Aggregate Initial                             Scheduled
                             Pass-Through      Certificate                              Distribution
 Designation       Type          Rate       Principal Balance         Features              Date
                                                                                                         S&P     Moody's
  Class A-1     Regular(1)  Adjustable(2)(3)   $282,245,000.00    Senior/Adjustable      March 2028      AAA       Aaa
                                                                        Rate
  Class A-2     Regular(1)  Adjustable(2)(3)   $100,123,000.00    Senior/Adjustable       July 2031      AAA       Aaa
                                                                        Rate
  Class A-3     Regular(1)  Adjustable(2)(3)   $104,883,000.00    Senior/Adjustable     January 2035     AAA       Aaa
                                                                        Rate
  Class A-4     Regular(1)  Adjustable(2)(3)   $59,038,000.00     Senior/Adjustable       June 2036      AAA       Aaa
                                                                        Rate
  Class M-1     Regular(1)  Adjustable(2)(3)   $26,614,000.00   Mezzanine/Adjustable      June 2036      AA+       Aa1
                                                                        Rate
  Class M-2     Regular(1)  Adjustable(2)(3)   $24,863,000.00   Mezzanine/Adjustable      June 2036       AA       Aa2
                                                                        Rate
  Class M-3     Regular(1)  Adjustable(2)(3)   $14,358,000.00   Mezzanine/Adjustable      June 2036      AA-       Aa3
                                                                        Rate
  Class M-4     Regular(1)  Adjustable(2)(3)   $12,957,000.00   Mezzanine/Adjustable      June 2036       A+       A1
                                                                        Rate
  Class M-5     Regular(1)  Adjustable(2)(3)   $11,906,000.00   Mezzanine/Adjustable      June 2036       A        A2
                                                                        Rate
  Class M-6     Regular(1)  Adjustable(2)(3)   $11,556,000.00   Mezzanine/Adjustable      June 2036       A-       A3
                                                                        Rate
  Class M-7     Regular(1)  Adjustable(2)(3)   $10,506,000.00   Mezzanine/Adjustable      June 2036      BBB+     Baa1
                                                                        Rate
  Class M-8     Regular(1)  Adjustable(2)(3)   $ 9,805,000.00   Mezzanine/Adjustable      June 2036      BBB      Baa2
                                                                        Rate
  Class M-9     Regular(1)  Adjustable(2)(3)   $ 7,004,000.00   Mezzanine/Adjustable      June 2036      BBB-     Baa3
                                                                        Rate
  Class M-10    Regular(1)  Adjustable(2)(3)   $ 4,903,000.00   Mezzanine/Adjustable      June 2036      BBB-      Ba1
                                                                        Rate
   Class B      Regular(1)  Adjustable(2)(3)   $ 7,003,000.00   Mezzanine/Adjustable      June 2036      BB+       Ba2
                                                                        Rate
   Class SB     Regular          (4)           $12,606,078.78        Subordinate                         N/R       N/R
                   (4)
      IO        Regular          (6)               (7)              Interest Only                        N/R       N/R
                   (5)

___________________
(1) This Class of Certificates  represents  ownership of a REMIC III Regular Interest together with (i) certain rights to payments to be made from  amounts  received  under the Swap  Agreement  which will be deemed made for federal  income tax purposes  outside of REMIC III  by the holder of the Class SB  Certificates  as the owner of the Swap Agreement and (ii) the  obligation to pay the Class IO  Distribution  Amount.  Any amount distributed on this Class of Certificates on any  Distribution  Date in excess of the amount  distributable on the related  REMIC III  Regular Interest on such  Distribution  Date shall be treated for federal income tax  purposes as having  been paid from the Swap  Account and any amount  distributable  on such  REMIC III
    Regular  Interest  on such  Distribution  Date in  excess  of the  amount  distributable  on such  Class of
    Certificates  on such  Distribution  Date  shall be treated as having  been paid to the Swap  Account,  all pursuant to and as further provided in Section 4.10 hereof.
(2) The REMIC III  Regular  Interests  ownership of which is  represented by the Class A  Certificates  and the
    Class M  Certificates,  will accrue interest at a per annum rate equal to LIBOR plus the applicable Margin, each subject to a payment cap as described in the  definition  of  "Pass-Through  Rate" and the  provisions for the payment of Basis Risk  Shortfalls  herein,  which  payments will not be part of the  entitlement of the REMIC III Regular Interests related to such Certificates.
(3) The Class A  Certificates  and Class M  Certificates  will also entitle their  holders to certain  payments from the Holder of the Class SB  Certificates  from amounts to which the related REMIC III Regular Interest is  entitled  and from  amounts  received  under  the  Swap  Agreement,  which  will not be a part of their ownership of the REMIC III Regular Interests.
(4) The  Class SB  Certificates  will accrue  interest as described in the  definition  of Accrued  Certificate
    Interest.  The Class SB  Certificates  will not accrue  interest on their  Certificate  Principal  Balance.
    The Class SB  Certificates will be comprised of two REMIC III regular  interests,  a principal only regular interest  designated SB-PO and an interest only regular interest  designated SB-IO,  which will be entitled to  distributions  as set forth herein.  The rights of the Holder of the Class SB  Certificates to payments from the Swap Agreement  shall be outside and apart from its rights under the REMIC III  Regular  Interests
    SB-IO and SB-PO.
(5) REMIC III  Regular Interest IO will be held as an asset of the Swap Account  established by the Trustee and will be treated for federal income tax purposes as owned by the holder of the Class SB Certificate.
(6) For federal  income tax purposes,  REMIC III  Regular  Interest IO will not have a  Pass-Through  Rate, but will be entitled to 100% of the amounts distributed on REMIC II Regular Interest LT-IO.
(7) For federal income tax purposes,  REMIC III Regular Interest IO will not have an  Uncertificated  Principal
    Balance,  but will have a notional amount equal to the  Uncertificated  Notional Amount of REMIC II Regular
    Interest LT-IO.

        In consideration of the mutual agreements herein contained,  the Depositor, the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                  DEFINITIONS

Section 1.01.  Definitions.

        Whenever  used in this  Agreement,  the  following  words and  phrases,  unless the  context  otherwise requires, shall have the meanings specified in this Article.

        Accredited Investor:  The meaning specified in Rule 501(a) of the Securities Act.

        Accrued  Certificate  Interest:  With  respect  to each  Distribution  Date and each  Class of  Class A
Certificates,  Class M  Certificates and Class B  Certificates,  an amount equal to the interest accrued during the related  Interest Accrual Period on the Certificate  Principal  Balance thereof  immediately  prior to such
Distribution Date at the related Pass-Through Rate for that Distribution Date.

        The amount of  Accrued  Certificate  Interest  on each  Class of  Certificates  shall be reduced by the amount of Prepayment  Interest  Shortfalls on the related Mortgage Loans during the prior calendar month to the extent not  covered by  Compensating  Interest  pursuant  to  Section 3.16,  and Relief Act  Shortfalls  on the
related  Mortgage Loans during the related Due Period.  All such  reductions with respect to the Mortgage Loans will be allocated among the  Certificates in proportion to the amount of Accrued  Certificate  Interest payable on such Certificates on such Distribution Date absent such reductions.

        Accrued  Certificate  Interest  for any  Distribution  Date shall  further  be reduced by the  interest portion of Realized Losses allocated to any Class of Certificates pursuant to Section 4.05.

        Accrued Certificate  Interest shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

        With respect to each  Distribution  Date and the Class SB  Certificates,  interest  accrued  during the preceding Interest Accrual Period at the Pass-Through Rate on the  Uncertificated  Notional Amount as specified in the definition of Pass-Through  Rate,  immediately prior to such Distribution  Date, reduced by any interest shortfalls  with respect to the Mortgage  Loans,  including  Prepayment  Interest  Shortfalls to the extent not
covered  by   Compensating   Interest   pursuant  to   Section 3.16   or  by  Excess  Cash  Flow   pursuant  to
Section 4.02(c)(v)  and (vi).  Accrued  Certificate  Interest on the Class SB  Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

        Adjusted  Available  Distribution  Amount:  With  respect  to  any  Distribution  Date,  the  Available
Distribution  Amount  increased by the excess,  if any, of the Net Swap  Payment owed to the Swap  Counterparty over the amount distributable on such Distribution Date in respect of the REMIC III Regular Interest IO.

        Adjusted  Mortgage  Rate:  With  respect  to any  Mortgage  Loan  and any  date of  determination,  the
Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Adjustment  Date:  With  respect  to each  adjustable-rate  Mortgage  Loan,  each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

        Advance:  With  respect to any Mortgage  Loan,  any advance  made by the Master  Servicer,  pursuant to
Section 4.04.

        Affected Party:  As defined in the Swap Agreement.

        Affiliate:  With respect to any Person,  any other Person  controlling,  controlled  by or under common control with such first Person.  For the purposes of this  definition,  "control" means the power to direct the management  and  policies of such  Person,  directly or  indirectly,  whether  through the  ownership of voting securities,  by contract or otherwise;  and the terms "controlling" and "controlled" have meanings  correlative to the foregoing.

        Agreement:  This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Held for Future  Distribution:  With respect to any Distribution  Date, the total of the amounts held in the  Custodial  Account at the close of  business  on the  preceding  Determination  Date on account of
(i) Liquidation  Proceeds,  Subsequent  Recoveries,  Insurance Proceeds,  REO Proceeds,  Principal Prepayments,
Mortgage Loan  purchases  made pursuant to  Section 2.02,  2.03,  2.04 or 4.07 and Mortgage Loan  substitutions made  pursuant to  Section 2.03  or 2.04  received or made in the month of such  Distribution  Date (other than such Liquidation Proceeds,  Subsequent  Recoveries,  Insurance Proceeds, REO Proceeds and purchases of Mortgage
Loans that the Master  Servicer has deemed to have been  received in the  preceding  month in  accordance  with
Section 3.07(b))  and (ii)  payments  which  represent  early  receipt of scheduled  payments of principal  and interest due on a date or dates subsequent to the Due Date in the related Due Period.

        Applicable  Procedures:  The applicable  rules,  regulations and procedures  utilized or imposed by any
Clearance System or the Depository.

        Appraised  Value:  With respect to any Mortgaged  Property,  the lesser of (i) the  appraised  value of such Mortgaged  Property based upon the appraisal made at the time of the  origination of the related  Mortgage
Loan, and (ii) the sales price of the Mortgaged  Property at such time of origination,  except in the case of a
Mortgaged  Property  securing a refinanced  or modified  Mortgage  Loan as to which it is either the  appraised value based upon the appraisal  made at the time of  origination  of the loan which was  refinanced or modified or the appraised value determined in an appraisal at the time of refinancing or  modification,  as the case may
be.

        Assignment:  An assignment of the Mortgage,  notice of transfer or equivalent instrument, in recordable form,  sufficient  under the laws of the  jurisdiction  wherein  the related  Mortgaged  Property is located to reflect of record the sale of the  Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which assignment,  notice of transfer or equivalent  instrument may be in the form of one or more blanket assignments covering  Mortgages  secured by  Mortgaged  Properties  located in the same  county,  if  permitted  by law and accompanied by an Opinion of Counsel to that effect.

        Assignment  Agreement:  The  Assignment  and  Assumption  Agreement,  dated the Closing  Date,  between
Residential  Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans,  attached hereto as Exhibit R.

        Available  Distribution  Amount:  With respect to any Distribution Date, an amount equal to (a) the sum of (i) the  amount  relating  to the  Mortgage  Loans on deposit  in the  Custodial  Account as of the close of business on the immediately  preceding  Determination Date,  including any Subsequent  Recoveries,  and amounts deposited in the  Custodial  Account in  connection  with the  substitution  of Qualified  Substitute  Mortgage
Loans,  (ii) the amount of any Advance made on the immediately  preceding Certificate Account Deposit Date with respect  to the  Mortgage  Loans,  (iii)  any  amount  deposited  in the  Certificate  Account  on the  related
Certificate  Account  Deposit  Date  pursuant  to the second  paragraph  of  Section 3.12(a)  in respect of the
Mortgage  Loans,  (iv) any amount that the Master  Servicer is not  permitted  to withdraw  from the  Custodial
Account  pursuant to  Section 3.16(e)  in respect of the Mortgage  Loans,  and (v) any amount  deposited in the
Certificate  Account pursuant to Section 4.07 or 9.01 in respect of the Mortgage Loans,  reduced by (b) the sum as of the close of business on the immediately  preceding  Determination Date of (x) the Amount Held for Future
Distribution  with respect to the Mortgage Loans, (y) amounts  permitted to be withdrawn by the Master Servicer from the  Custodial  Account in respect of the  Mortgage  Loans  pursuant to clauses  (ii)-(x),  inclusive,  of
Section 3.10(a)  and (z)  any  Net  Swap  Payments  required  to be made  to the  Swap  Counterparty  and  Swap
Termination Payments not due to a Swap Counterparty Trigger Event for such Distribution Date.

        Balloon Loan:  Each of the Mortgage  Loans having an original term to maturity that is shorter than the related amortization term.

        Balloon  Payment:  With respect to any Balloon Loan, the related  Monthly Payment payable on the stated
maturity date of such Balloon Loan.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Basis Risk Shortfalls:  With respect to each Class of the Class A  Certificates,  Class M  Certificates
and Class B Certificates,  and any Distribution  Date, the sum of (a) with respect to any Distribution  Date on which the Net WAC Cap Rate is used to determine  the  Pass-Through  Rate of such Class,  an amount equal to the excess of (x) Accrued  Certificate  Interest for such Class  calculated at a per annum rate equal to LIBOR plus the related  Margin for such  Distribution  Date (which shall not exceed 14.000% per annum),  over  (y) Accrued
Certificate  Interest  for such  Class calculated  using  the Net WAC Cap  Rate,  (b) any  shortfalls  for such
Class calculated  pursuant to clause  (a) above  remaining  unpaid from prior  Distribution  Dates, and (c) one month's  interest on the amount in clause  (b) (based on the number of days in the preceding  Interest  Accrual
Period) at a per annum rate equal to the Pass-Through Rate for such period.

        Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee.

        Business  Day:  Any  day  other  than  (i) a  Saturday  or a  Sunday  or  (ii) a day on  which  banking institutions in the State of California,  the State of Minnesota,  the State of Texas, the State of New York or
the State of  Illinois  (and such  other  state or states in which the  Custodial  Account  or the  Certificate
Account are at the time located) are required or authorized by law or executive order to be closed.

        Calendar  Quarter:  A Calendar  Quarter shall consist of one of the following time periods in any given year:  January 1 through  March 31,  April 1 through  June 30,  July 1  through  September  30,  and  October 1 through December 31.

        Capitalization  Reimbursement  Amount: With respect to any Distribution Date, the amount of Advances or
Servicing  Advances  that were added to the Stated  Principal  Balance of the  Mortgage  Loans during the prior calendar month and  reimbursed to the Master  Servicer or  Subservicer  on or prior to such  Distribution  Date pursuant to Section 3.10(a)(vii).

        Cash  Liquidation:  With respect to any defaulted  Mortgage Loan other than a Mortgage Loan as to which an REO  Acquisition  occurred,  a  determination  by the Master  Servicer  that it has received  all  Insurance
Proceeds,  Liquidation  Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate: Any Class A Certificate,  Class M Certificate,  Class B Certificate,  Class SB Certificate
or Class R Certificate.

        Certificate  Account:  The account or accounts created and maintained  pursuant to Section 4.01,  which shall be  entitled  "U.S.  Bank  National  Association,  as  trustee,  in trust for the  registered  holders of
Residential Asset Securities Corporation,  Home Equity Mortgage Asset-Backed Pass-Through Certificates,  Series
2006-KS4"  and which  account  shall be held for the  benefit  of the  Certificateholders  and which must be an
Eligible Account.

        Certificate  Account  Deposit  Date:  With  respect to any  Distribution  Date,  the Business Day prior thereto.

        Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the  Certificate
Register,  except that neither a Disqualified  Organization nor a Non-United States Person shall be a holder of a Class R  Certificate  for any  purpose  hereof.  Solely for the  purpose of giving any  consent or  direction pursuant to this Agreement,  any Certificate,  other than a Class R Certificate,  registered in the name of the
Depositor,  the  Master  Servicer  or any  Subservicer  or any  Affiliate  thereof  shall be  deemed  not to be outstanding and the Percentage  Interest or Voting Rights evidenced  thereby shall not be taken into account in determining  whether the  requisite  amount of Percentage  Interests or Voting  Rights  necessary to effect any such  consent or direction  has been  obtained.  All  references  herein to  "Holders" or  "Certificateholders"
shall  reflect  the rights of  Certificate  Owners as they may  indirectly  exercise  such  rights  through the
Depository and participating  members thereof,  except as otherwise specified herein;  provided,  however, that the Trustee shall be required to recognize as a "Holder" or  "Certificateholder"  only the Person in whose name a Certificate is registered in the Certificate  Register.  Unless  otherwise  indicated in this Agreement,  the
Custodial  Agreement  or the  Assignment  Agreement,  whenever  reference  is made to the actions  taken by the
Trustee on behalf of the Certificateholders.

        Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such  Certificate,  as  reflected  on the  books of an  indirect  participating  brokerage  firm for which a
Depository Participant acts as agent, if any, and otherwise on the books of a Depository  Participant,  if any, and otherwise on the books of the Depository.

        Certificate  Principal Balance:  With respect to any Class A Certificate,  Class M Certificate or Class
B Certificate,  on any date of determination,  an amount equal to (i) the Initial Certificate Principal Balance of such  Certificate as specified on the face thereof,  minus (ii) the sum of (x) the  aggregate of all amounts previously  distributed  with  respect to such  Certificate  (or any  predecessor  Certificate)  and applied to reduce the Certificate  Principal  Balance thereof  pursuant to  Section 4.02(c)  and (y) the  aggregate of all reductions in Certificate  Principal  Balance deemed to have occurred in connection  with Realized Losses which were  previously  allocated to such  Certificate  (or any predecessor  Certificate)  pursuant to  Section 4.05;
provided,  that with respect to any  Distribution  Date, the Certificate  Principal  Balance of any outstanding
Class of Class A  Certificates,  Class M  Certificates  or Class B  Certificates  (with  respect to the Class A
Certificates,  on a pro rata basis  based on the amount of  Realized  Loss  previously  allocated  thereto  and remaining  unreimbursed)  to which a Realized Loss was previously  allocated and remains  unreimbursed  will be increased, to the extent of Realized Losses previously allocated thereto and remaining  unreimbursed,  but only to the extent of Subsequent  Recoveries  received  during the  preceding  calendar  month.  With respect to any
Class SB  Certificate,  on any date of determination,  an amount equal to the Percentage  Interest evidenced by such  Certificate,  multiplied by an amount equal to (i) the excess,  if any, of (A) the then aggregate  Stated
Principal  Balance of the Mortgage  Loans over  (B) the then  aggregate  Certificate  Principal  Balance of the
Class A Certificates,  Class M Certificates and Class B Certificates then outstanding, which represents the sum of (i) the  Initial  Principal  Balance of the REMIC II  Regular  Interest SB-PO, as reduced by Realized Losses allocated  thereto and payments  deemed made  thereon,  and  (ii) accrued  and unpaid  interest on the REMIC II
Regular  Interest SB-IO, as reduced by Realized Losses allocated  thereto.  The Class R  Certificates  will not have a Certificate Principal Balance.

        Certificate  Register and Certificate  Registrar:  The register  maintained and the registrar appointed pursuant to Section 5.02.

        Class:  Collectively, all of the Certificates or uncertificated interests bearing the same designation.

        Class A Certificates:  Collectively,  the Class A-1  Certificates,  Class A-2  Certificates,  Class A-3
Certificates and Class A-4 Certificates.

        Class A  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the  Principal  Distribution  Amount  for that  Distribution  Date or (b) on or after  the  Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

               (i)    the Principal Distribution Amount for that Distribution Date; and

               (ii)   the excess,  if any, of (A) the aggregate  Certificate  Principal  Balance of the Class A
Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of (x) the  product of (1) the applicable  Subordination  Percentage  and (2) the aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class A-1   Certificate:   Any  one  of  the  Class A-1   Certificates  executed  by  the  Trustee  and
authenticated by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A,  senior to the Class M  Certificates,  Class B  Certificates,  Class SB Certificates and Class R Certificates with respect to  distributions  and the allocation of Realized  Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

        Class A-1  Margin:  Initially,  0.40% per annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.80% per annum.

        Class A-2   Certificate:   Any  one  of  the  Class A-2   Certificates  executed  by  the  Trustee  and
authenticated by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A,  senior to the Class M  Certificates,  Class B  Certificates,  Class SB Certificates and Class R Certificates with respect to  distributions  and the allocation of Realized  Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

        Class A-2  Margin:  Initially,  0.100% per annum, and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.200% per annum.

        Class A-3   Certificate:   Any  one  of  the  Class A-3   Certificates  executed  by  the  Trustee  and
authenticated by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A,  senior to the Class M  Certificates,  Class B  Certificates,  Class SB Certificates and Class R Certificates with respect to  distributions  and the allocation of Realized  Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

        Class A-3  Margin:  Initially,  0.150% per annum, and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.300% per annum.

        Class A-4   Certificate:   Any  one  of  the  Class A-4   Certificates  executed  by  the  Trustee  and
authenticated by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A,  senior to the Class M  Certificates,  Class B  Certificates,  Class SB Certificates and Class R Certificates with respect to  distributions  and the allocation of Realized  Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

        Class A-4  Margin:  Initially,  0.240% per annum, and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.480% per annum.

        Class B Certificate:  Any one of the Class B Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B-2,  senior to the Class SB
Certificates and Class R  Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive payments under the Swap Agreement.

        Class B Margin:  Initially,  2.500%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 3.750% per annum.

        Class B  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal  Distribution  Amount and the Class M Principal  Distribution  Amount or (b) on or after the Stepdown
Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

        (i)    the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A Principal Distribution Amount and the Class M Principal Distribution Amount; and

        (ii)   the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance of the
Class A Certificates  and Class M Certificates  (after taking into account the payment of the Class A Principal
Distribution  Amount and the Class M  Principal  Distribution  Amount for that  Distribution  Date) and (2) the
Certificate  Principal  Balance of the Class B Certificates  immediately  prior to that  Distribution Date over
(B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated
Principal  Balance of the Mortgage Loans after giving effect to distributions  to be made on that  Distribution
Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M Certificates:  Collectively,  the Class M-1  Certificates,  Class M-2  Certificates,  Class M-3
Certificates,  Class M-4 Certificates,  Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates,
Class M-8 Certificates, Class M-9 Certificates and Class M-10 Certificates.

        Class M-1   Certificate:   Any  one  of  the  Class M-1   Certificates  executed  by  the  Trustee  and
authenticated by the Certificate Registrar  substantially in the form annexed hereto as Exhibit B-1,  senior to the Class M-2 Certificates,  Class M-3 Certificates,  Class M-4 Certificates, Class M-5 Certificates, Class M-6
Certificates,   Class M-7   Certificates,   Class M-8   Certificates,   Class M-9   Certificates,    Class M-10
Certificates,   Class B   Certificates,   Class SB  Certificates  and  Class R  Certificates  with  respect  to distributions  and the  allocation  of Realized  Losses as set forth in  Section 4.05,  and  evidencing  (i) an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-1  Margin:  Initially,  0.280% per annum, and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.420% per annum.

        Class M-1  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

               (i)    the  remaining   Principal   Distribution   Amount  for  that   Distribution  Date  after
distribution of the Class A Principal Distribution Amount; and

               (ii)   the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class A  Certificates  (after  taking into  account  the payment of the Class A  Principal  Distribution
Amount for that  Distribution  Date) and (2) the Certificate  Principal  Balance of the Class M-1  Certificates
immediately  prior to that  Distribution  Date over (B) the  lesser of (x) the  product  of (1) the  applicable
Subordination  Percentage  and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the  aggregate
Stated  Principal  Balance of the  Mortgage  Loans  after  giving  effect to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

        Class M-2   Certificate:   Any  one  of  the  Class M-2   Certificates  executed  by  the  Trustee  and
authenticated by the Certificate Registrar  substantially in the form annexed hereto as Exhibit B-1,  senior to the Class M-3 Certificates,  Class M-4 Certificates,  Class M-5 Certificates, Class M-6 Certificates, Class M-7
Certificates,  Class M-8 Certificates,  Class M-9 Certificates,  Class M-10 Certificates, Class B Certificates,
Class SB  Certificates and Class R  Certificates  with respect to distributions  and the allocation of Realized
Losses as set forth in  Section 4.05,  and  evidencing  (i) an interest  designated as a "regular  interest" in
REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-2  Margin:  Initially,  0.290% per annum, and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.435% per annum.

        Class M-2  Principal  Distribution  Amount:  With  respect to any  Distribution  Date  (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal  Distribution Amount and the Class M-1 Principal  Distribution Amount or (b) on or after the Stepdown
Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

               (i)    the  remaining   Principal   Distribution   Amount  for  that   Distribution  Date  after
distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

               (ii)   the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class A  Certificates and Class M-1  Certificates  (after taking into account the payment of the Class A
Principal  Distribution Amount and the Class M-1 Principal  Distribution Amount for that Distribution Date) and
(2) the Certificate  Principal  Balance of the Class M-2  Certificates  immediately  prior to that Distribution
Date over (B) the  lesser  of  (x) the  product  of (1) the  applicable  Subordination  Percentage  and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal Balance of the Mortgage
Loans   after   giving   effect  to   distributions   to  be  made  on  that   Distribution   Date,   over  the
Overcollateralization Floor.

        Class M-3   Certificate:   Any  one  of  the  Class M-3   Certificates  executed  by  the  Trustee  and
authenticated by the Certificate Registrar  substantially in the form annexed hereto as Exhibit B-1,  senior to the Class M-4 Certificates,  Class M-5 Certificates,  Class M-6 Certificates, Class M-7 Certificates, Class M-8
Certificates,  Class M-9 Certificates,  Class M-10  Certificates,  Class B Certificates,  Class SB Certificates
and Class R  Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in
Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-3  Margin:  Initially,  0.300% per annum, and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.450% per annum.

        Class M-3  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount and the  Class M-2  Principal
Distribution  Amount  or (b) on or  after  the  Stepdown  Date if a  Trigger  Event is not in  effect  for that
Distribution Date, the lesser of:

               (i)    the  remaining   Principal   Distribution   Amount  for  that   Distribution  Date  after
distribution of the Class A Principal  Distribution  Amount, the Class M-1  Principal  Distribution  Amount and
the Class M-2 Principal Distribution Amount; and

               (ii)   the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class A Certificates,  Class M-1  Certificates and Class M-2 Certificates (after taking into account the payment of the Class A Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount and the
Class M-2 Principal  Distribution Amount for that Distribution Date) and (2) the Certificate  Principal Balance
of the  Class M-3  Certificates  immediately  prior to that  Distribution  Date over (B) the  lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the
Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-4   Certificate:   Any  one  of  the  Class M-4   Certificates  executed  by  the  Trustee  and
authenticated by the Certificate Registrar  substantially in the form annexed hereto as Exhibit B-1,  senior to the Class M-5 Certificates,  Class M-6 Certificates,  Class M-7 Certificates, Class M-8 Certificates, Class M-9
Certificates,  Class M-10  Certificates,  Class B Certificates,  Class SB Certificates and Class R Certificates
with  respect  to  distributions  and the  allocation  of  Realized  Losses as set forth in  Section 4.05,  and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC III  for  purposes  of the REMIC
Provisions,  (ii) the right to receive  payments  under the Swap  Agreement and (iii) the obligation to pay the
Class IO Distribution Amount.
        Class M-4  Margin:  Initially,  0.350% per annum, and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.525% per annum.

        Class M-4  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal   Distribution  Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
Distribution Amount and the Class M-3  Principal  Distribution Amount or (b) on or after the Stepdown Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

               (i)    the  remaining   Principal   Distribution   Amount  for  that   Distribution  Date  after
distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the
Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount; and

               (ii)   the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class A Certificates,  Class M-1 Certificates,  Class M-2 Certificates and Class M-3 Certificates (after taking  into  account the  payment of the  Class A  Principal  Distribution  Amount,  the  Class M-1  Principal
Distribution  Amount, the Class M-2  Principal  Distribution  Amount and the Class M-3  Principal  Distribution
Amount for that Distribution  Date) and (2) the  Certificate  Principal  Balance of the Class M-4  Certificates
immediately  prior to that  Distribution  Date over (B) the  lesser of (x) the  product  of (1) the  applicable
Subordination  Percentage  and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the aggregate
Stated  Principal  Balance of the  Mortgage  Loans  after  giving  effect to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

        Class M-5   Certificate:   Any  one  of  the  Class M-5   Certificates  executed  by  the  Trustee  and
authenticated by the Certificate Registrar  substantially in the form annexed hereto as Exhibit B-1,  senior to
the  Class M-6   Certificates,   Class M-7  Certificates,   Class M-8  Certificates,   Class M-9  Certificates,
Class M-10 Certificates,  Class B Certificates,  Class SB Certificates and Class R Certificates with respect to distributions  and the  allocation  of Realized  Losses as set forth in  Section 4.05,  and  evidencing  (i) an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-5  Margin:  Initially,  0.390% per annum, and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.585% per annum.

        Class M-5  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal   Distribution  Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
Distribution  Amount, the Class M-3  Principal  Distribution  Amount and the Class M-4  Principal  Distribution
Amount or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution  Date, the lesser of:

               (i)    the  remaining   Principal   Distribution   Amount  for  that   Distribution  Date  after
distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the
Class M-2  Principal  Distribution  Amount,  the  Class M-3  Principal  Distribution  Amount and the  Class M-4
Principal Distribution Amount; and

               (ii)   the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class A  Certificates,  Class M-1  Certificates,  Class M-2  Certificates,  Class M-3  Certificates  and
Class M-4  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount, the Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal  Distribution  Amount,  the Class M-3
Principal  Distribution Amount and the Class M-4 Principal  Distribution Amount for that Distribution Date) and
(2) the Certificate  Principal  Balance of the Class M-5  Certificates  immediately  prior to that Distribution
Date  over (B) the  lesser  of (x) the  product  of (1) the  applicable  Subordination  Percentage  and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal Balance of the Mortgage
Loans   after   giving   effect  to   distributions   to  be  made  on  that   Distribution   Date,   over  the
Overcollateralization Floor.

        Class M-6   Certificate:   Any  one  of  the  Class M-6   Certificates  executed  by  the  Trustee  and
authenticated by the Certificate Registrar  substantially in the form annexed hereto as Exhibit B-1,  senior to the Class M-7 Certificates,  Class M-8 Certificates,  Class M-9 Certificates,  Class M-10 Certificates, Class B
Certificates,  Class SB  Certificates and Class R Certificates with respect to distributions and the allocation of Realized  Losses as set forth in  Section 4.05,  and  evidencing  (i) an interest  designated  as a "regular interest"  in REMIC III  for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the
Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-6  Margin:  Initially,  0.460% per annum, and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.690% per annum.

        Class M-6  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal   Distribution  Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount
and the  Class M-5  Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

               (i)    the  remaining   Principal   Distribution   Amount  for  that   Distribution  Date  after
distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the
Class M-2 Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal
Distribution Amount and the Class M-5 Principal Distribution Amount; and

               (ii)   the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance
of  the  Class A  Certificates,   Class M-1  Certificates,   Class M-2  Certificates,  Class M-3  Certificates,
Class M-4  Certificates  and  Class M-5  Certificates  (after  taking  into  account the payment of the Class A
Principal   Distribution  Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount
and the Class M-5 Principal  Distribution Amount for that Distribution Date) and (2) the Certificate  Principal
Balance of the Class M-6  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x)
the product of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the Mortgage  Loans after  giving  effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving  effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-7   Certificate:   Any  one  of  the  Class M-7   Certificates  executed  by  the  Trustee  and
authenticated by the Certificate Registrar  substantially in the form annexed hereto as Exhibit B-1,  senior to the Class M-8 Certificates,  Class M-9 Certificates,  Class M-10 Certificates,  Class B Certificates,  Class SB
Certificates and Class R  Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-7  Margin:  Initially,  0.900% per annum, and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 1.350% per annum.

        Class M-7  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal   Distribution  Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
Distribution  Amount,  the  Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
Amount, the Class M-5 Principal  Distribution Amount and the Class M-6 Principal  Distribution Amount or (b) on
or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

               (i)    the  remaining   Principal   Distribution   Amount  for  that   Distribution  Date  after
distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the
Class M-2 Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal
Distribution  Amount, the Class M-5  Principal  Distribution  Amount and the Class M-6  Principal  Distribution
Amount; and

               (ii)   the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance
of  the  Class A  Certificates,   Class M-1  Certificates,   Class M-2  Certificates,  Class M-3  Certificates,
Class M-4  Certificates,  Class M-5  Certificates  and  Class M-6  Certificates  (after taking into account the payment of the Class A  Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the
Class M-2 Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal
Distribution  Amount, the Class M-5  Principal  Distribution  Amount and the Class M-6  Principal  Distribution
Amount for that  Distribution  Date) and (2) the Certificate  Principal  Balance of the Class M-7  Certificates
immediately  prior to that  Distribution  Date over (B) the  lesser of (x) the  product  of (1) the  applicable
Subordination  Percentage  and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the aggregate
Stated  Principal  Balance of the  Mortgage  Loans  after  giving  effect to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

        Class M-8   Certificate:   Any  one  of  the  Class M-8   Certificates  executed  by  the  Trustee  and
authenticated by the Certificate Registrar  substantially in the form annexed hereto as Exhibit B-1,  senior to the Class M-9 Certificates,  Class M-10 Certificates,  Class B Certificates,  Class SB Certificates and Class R
Certificates   with  respect  to  distributions  and  the  allocation  of  Realized  Losses  as  set  forth  in
Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-8  Margin:  Initially,  1.100% per annum, and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 1.650% per annum.

        Class M-8  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal   Distribution  Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
Distribution  Amount,  the  Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
Amount,  the  Class M-5  Principal  Distribution  Amount,  Class M-6  Principal  Distribution  Amount  and  the
Class M-7  Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

               (i)    the  remaining   Principal   Distribution   Amount  for  that   Distribution  Date  after
distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the
Class M-2 Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal
Distribution Amount, the Class M-5 Principal  Distribution Amount,  Class M-6 Principal Distribution Amount and
the Class M-7 Principal Distribution Amount; and

               (ii)   the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance
of  the  Class A  Certificates,   Class M-1  Certificates,   Class M-2  Certificates,  Class M-3  Certificates,
Class M-4  Certificates,  Class M-5  Certificates,  Class M-6  Certificates and Class M-7  Certificates  (after taking  into  account the  payment of the  Class A  Principal  Distribution  Amount,  the  Class M-1  Principal
Distribution  Amount,  the  Class M-2  Principal  Distribution  Amount,  the Class M-3  Principal  Distribution
Amount, the Class M-4 Principal  Distribution Amount, the Class M-5 Principal  Distribution  Amount,  Class M-6
Principal  Distribution Amount and the Class M-7 Principal  Distribution Amount for that Distribution Date) and
(2) the Certificate  Principal  Balance of the Class M-8  Certificates  immediately  prior to that Distribution
Date  over (B) the  lesser  of (x) the  product  of (1) the  applicable  Subordination  Percentage  and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal Balance of the Mortgage
Loans   after   giving   effect  to   distributions   to  be  made  on  that   Distribution   Date,   over  the
Overcollateralization Floor.

        Class M-9   Certificate:   Any  one  of  the  Class M-9   Certificates  executed  by  the  Trustee  and
authenticated by the Certificate Registrar  substantially in the form annexed hereto as Exhibit B-1,  senior to the  Class M-10  Certificates,  Class B  Certificates,  Class SB  Certificates  and Class R  Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing
(i) an interest  designated  as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii)
the  right to  receive  payments  under  the Swap  Agreement  and  (iii)  the  obligation  to pay the  Class IO
Distribution Amount.

        Class M-9  Margin:  Initially,  2.000% per annum, and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 3.000% per annum.

        Class M-9  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal   Distribution  Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
Distribution  Amount,  the  Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
Amount, the Class M-5 Principal  Distribution  Amount,  Class M-6 Principal  Distribution Amount, the Class M-7
Principal  Distribution Amount and the Class M-8 Principal  Distribution Amount or (b) on or after the Stepdown
Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

               (i)    the  remaining   Principal   Distribution   Amount  for  that   Distribution  Date  after
distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the
Class M-2 Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal
Distribution  Amount, the Class M-5 Principal  Distribution  Amount,  Class M-6 Principal  Distribution Amount,
Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount; and
               (ii)   the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance
of  the  Class A  Certificates,   Class M-1  Certificates,   Class M-2  Certificates,  Class M-3  Certificates,
Class M-4 Certificates,  Class M-5 Certificates,  Class M-6 Certificates,  Class M-7 Certificates and Class M-8
Certificates  (after  taking  into  account  the  payment of the Class A  Principal  Distribution  Amount,  the
Class M-1 Principal  Distribution Amount, the Class M-2 Principal  Distribution Amount, the Class M-3 Principal
Distribution  Amount,  the  Class M-4  Principal  Distribution  Amount,  the Class M-5  Principal  Distribution
Amount,  Class M-6 Principal  Distribution  Amount,  Class M-7 Principal  Distribution Amount and the Class M-8
Principal  Distribution  Amount for that Distribution  Date) and (2) the  Certificate  Principal Balance of the
Class M-9  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of
(1) the applicable  Subordination  Percentage and (2) the  aggregate Stated  Principal  Balance of the Mortgage
Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-10   Certificate:   Any  one  of  the  Class M-9  Certificates  executed  by  the  Trustee  and authenticated by the Certificate Registrar  substantially in the form annexed hereto as Exhibit B-1,  senior to the Class B  Certificates,  Class SB  Certificates and Class R  Certificates  with respect to distributions and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III  for purposes of the REMIC  Provisions,  (ii) the right to receive  payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-10  Margin:  Initially,  2.500% per annum, and on any Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 3.750% per annum.

        Class M-10  Principal  Distribution  Amount:  With  respect to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal   Distribution  Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
Distribution  Amount,  the  Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
Amount, the Class M-5 Principal  Distribution  Amount,  Class M-6 Principal  Distribution Amount, the Class M-7
Principal  Distribution  Amount,  the  Class M-8  Principal  Distribution  Amount and the  Class M-9  Principal
Distribution  Amount  or  (b) on  or after the  Stepdown  Date if a  Trigger  Event is not in  effect  for that
Distribution Date, the lesser of:

               (i)    the  remaining   Principal   Distribution   Amount  for  that   Distribution  Date  after
distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the
Class M-2 Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal
Distribution  Amount, the Class M-5 Principal  Distribution  Amount,  Class M-6 Principal  Distribution Amount,
Class M-7  Principal  Distribution  Amount,  the  Class M-8  Principal  Distribution  Amount and the  Class M-9
Principal Distribution Amount; and

               (ii)   the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance
of  the  Class A  Certificates,   Class M-1  Certificates,   Class M-2  Certificates,  Class M-3  Certificates,
Class M-4 Certificates,  Class M-5  Certificates,  Class M-6  Certificates,  Class M-7 Certificates,  Class M-8
Certificates  and  Class M-9  Certificates  (after  taking into  account  the payment of the Class A  Principal
Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal  Distribution
Amount,  the  Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution  Amount,  the
Class M-5  Principal  Distribution  Amount,   Class M-6  Principal  Distribution  Amount,  Class M-7  Principal
Distribution  Amount, the Class M-8  Principal  Distribution  Amount and the Class M-9  Principal  Distribution
Amount for that Distribution  Date) and (2) the  Certificate  Principal Balance of the Class M-10  Certificates
immediately  prior to that  Distribution  Date over (B) the  lesser of (x) the  product  of (1) the  applicable
Subordination  Percentage and (2) the  aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the aggregate
Stated  Principal  Balance of the  Mortgage  Loans  after  giving  effect to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

        Class R Certificate:  Any one of the Class R Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit D and evidencing an interest designated  as a  "residual  interest"  in the  REMICs  for  purposes  of the REMIC  Provisions.  The Class R-I
Certificates  is  designated as the sole class of "residual  interest" in REMIC I, the Class R-II  Certificates is  designated  as the sole  class of  "residual  interest"  in REMIC II and the  Class R-III  Certificates  is
designated as the sole class of "residual interest" in REMIC III .

        Class SB  Certificate:  Any one of the Class SB  Certificates executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit C,  subordinate  to the
Class A  Certificates,  the Class M Certificates and the Class B Certificates with respect to distributions and the  allocation  of Realized  Losses as set forth in  Section 4.05,  and  evidencing  an interest  comprised of
"regular  interests"  in REMIC III  together  with certain  rights to payments  under the Swap  Agreements  for purposes of the REMIC Provisions.

        Clearance System:  The Euroclear, Clearstream or both, as applicable.

        Clearstream:  Clearstream Banking, societe anonyme.

        Closing Date:  May 30, 2006.

        Code:  The Internal Revenue Code of 1986.

        Commission:  The Securities and Exchange Commission.

        Compensating  Interest:  With respect to any Distribution  Date, any amount paid by the Master Servicer in accordance with Section 3.16(f).

        Corporate  Trust  Office:  The  principal  office of the  Trustee at which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the  execution of this  instrument  is located at U.S. Bank  National  Association,  EP-MN-WS3D,  60 Livingston
Avenue, St. Paul, Minnesota 55107, Attn: Structured Finance/RASC 2006-KS4.

        Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

        Credit Risk Management  Agreement:  The Credit Risk Management  Agreement,  dated May 30, 2006, between the Master Servicer and the Credit Risk Manager.

        Credit Risk Manager:  Clayton Fixed Income Services Inc.,  formerly known as The Murrayhill  Company, a
Colorado corporation, its successors and assigns.

        Credit Risk Manager Fee: With respect to any Mortgage Loan and  Distribution  Date, the premium payable to the Credit Risk Manager at the Credit Risk Manager Fee Rate  multiplied by the Stated  Principal  Balance of such  Mortgage  Loan as of the first day of the  related  Due  Period,  divided  by 12.  With  respect  to each
Mortgage  Loan,  the Credit Risk Manager Fee will be paid monthly from the related  Mortgage Rate in accordance with this Agreement.

        Credit Risk Manager Fee Rate: With respect to any Distribution Date, a rate equal to 0.014% per annum.

        Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial  Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a depository institution,  as custodian for the holders of the Certificates,  for the holders of certain  other  interests  in  mortgage  loans  serviced  or sold by the  Master  Servicer  and for the  Master
Servicer,  into which the amounts set forth in Section 3.07  shall be deposited  directly.  Any such account or accounts shall be an Eligible Account.

        Custodial  Agreement:  An agreement that may be entered into among the Depositor,  the Master Servicer, the Trustee and the Custodian in substantially the form of Exhibit E hereto.

        Custodian:  Wells  Fargo Bank,  N.A.,  or any  successor  custodian  appointed  pursuant to a Custodial
Agreement.

        Cut-off Date:  May 1, 2006.

        Cut-off Date Balance:  $700,370,078.88

        Cut-off Date  Principal  Balance:  With  respect to any Mortgage  Loan,  the unpaid  principal  balance thereof at the Cut-off Date after giving  effect to all  installments  of principal due on or prior thereto (or due in the month of the Cut-off Date), whether or not received.

        Debt  Service  Reduction:  With respect to any Mortgage  Loan,  a reduction  in the  scheduled  Monthly
Payment for such  Mortgage  Loan by a court of  competent  jurisdiction  in a proceeding  under the  Bankruptcy
Code, except such a reduction  constituting a Deficient  Valuation or any reduction that results in a permanent forgiveness of principal.

        Defaulting Party: As defined in the Swap Agreement.

        Deficient  Valuation:  With  respect  to any  Mortgage  Loan,  a  valuation  by a  court  of  competent jurisdiction  of the  Mortgaged  Property in an amount less than the then  outstanding  indebtedness  under the
Mortgage  Loan,  or any  reduction  in the amount of  principal  to be paid in  connection  with any  scheduled
Monthly Payment that  constitutes a permanent  forgiveness of principal,  which valuation or reduction  results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any definitive, fully registered Certificate.

        Definitive  Class B  Certificate:  Any Definitive  Regulation S Class B Certificate or Definitive  U.S.
Class B Certificate.

        Definitive  Regulation  S Class B  Certificate:  As defined in  Section 5.01(b).  A form of  Definitive
Regulation S Class B Certificate will be issued substantially in the form attached as Exhibit B-2 hereto.

        Definitive  U.S. Class B Certificate:  As defined in  Section 5.01(b).  A form of Definitive U.S. Class
B Certificate will be issued substantially in the form attached as Exhibit B-2 hereto.

        Deleted  Mortgage  Loan:  A Mortgage  Loan  replaced  or to be  replaced  with a  Qualified  Substitute
Mortgage Loan.

        Delinquent:  As used herein,  a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days"
delinquent  when a payment  due on any  scheduled  due date  remains  unpaid as of the close of business on the next following monthly  scheduled due date; "60 to 89 days" or "60 or more days"  delinquent when a payment due on any  scheduled  due date  remains  unpaid  as of the  close of  business  on the  second  following  monthly scheduled due date;  and so on. The  determination  as to whether a Mortgage  Loan falls into these  categories is made as of the close of business  on the last  business  day of each month.  For  example,  a Mortgage  Loan with a  payment  due on July 1 that  remained  unpaid as of the close of  business  on August 31 would  then be considered to be 30 to 59 days  delinquent.  Delinquency  information  as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depositor:  As defined in the preamble hereto.

        Depository:  The Depository  Trust Company,  or any successor  Depository  hereafter named. The nominee of  the  initial  Depository  for  purposes  of  registering  those  Certificates  that  are  to be  Book-Entry
Certificates  is Cede & Co.  The  Depository  shall at all times be a  "clearing  corporation"  as  defined  in
Section 8-102(a)(5)  of the  Uniform  Commercial  Code  of  the  State  of New  York  and a  "clearing  agency"
registered pursuant to the provisions of Section 17A of the Exchange Act.

        Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other Person for whom from time to time a Depository effects book-entry  transfers and pledges of securities  deposited with the
Depository.

        Destroyed  Mortgage Note: A Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

        Determination  Date: With respect to any Distribution  Date, the 20th day (or if such 20th day is not a
Business Day, the Business Day  immediately  following such 20th day) of the month of the related  Distribution
Date.

        Disqualified   Organization:   Any  organization   defined  as  a  "disqualified   organization"  under
Section 860E(e)(5)  of the Code,  including,  if not otherwise included,  any of the following:  (i) the United
States,  any State or political  subdivision  thereof,  any possession of the United  States,  or any agency or instrumentality  of any of the foregoing  (other than an  instrumentality  which is a corporation if all of its activities  are  subject to tax and,  except for  Freddie  Mac, a  majority  of its board of  directors  is not selected by such governmental unit), (ii) a foreign government, any international  organization,  or any agency or instrumentality of any of the foregoing,  (iii) any organization  (other than certain farmers'  cooperatives described  in  Section 521  of the  Code)  which  is  exempt  from the tax  imposed  by  Chapter  1 of the Code
(including  the tax imposed by  Section 511 of the Code on unrelated  business  taxable  income) and (iv) rural
electric  and  telephone  cooperatives  described  in   Section 1381(a)(2)(C)   of  the  Code.  A  Disqualified
Organization  also includes any "electing large  partnership," as defined in Section 775(a) of the Code and any other  Person so  designated  by the Trustee  based upon an Opinion of Counsel that the holding of an Ownership
Interest  in a Class R  Certificate  by such  Person  may cause any  REMIC or any  Person  having an  Ownership
Interest  in any  Class of  Certificates  (other  than such  Person) to incur a  liability  for any federal tax imposed under the Code that would not  otherwise be imposed but for the Transfer of an Ownership  Interest in a
Class R  Certificate  to such Person.  The terms  "United  States,"  "State" and  "international  organization"
shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution  Compliance  Period.  The period ending on the 40th day after the later of the  conclusion of the offering of the Class B Certificates and the Closing Date.

        Distribution  Date:  The 25th day of any  month  beginning  in June  2006 or, if such 25th day is not a
Business Day, the Business Day immediately following such 25th day.

        DTC Letter: The Letter of  Representations,  dated May 26, 2006, between the Trustee,  on behalf of the
Trust Fund, and the Depository.

        Due Date: With respect to any  Distribution  Date and any Mortgage Loan, the day during the related Due
Period on which the Monthly Payment is due.

        Due Period:  With respect to any Distribution Date, the calendar month of such Distribution Date.

        Early Termination Date:  Shall have the meaning set forth in the Swap Agreement.

        Eligible  Account:  An  account  that  is  any of  the  following:  (i)  maintained  with a  depository institution  the debt  obligations  of which  have  been  rated by each  Rating  Agency in its  highest  rating available,  or (ii) an account or  accounts  in a  depository  institution  in which  such  accounts  are fully insured to the limits  established by the FDIC,  provided that any deposits not so insured shall, to the extent acceptable  to each Rating  Agency,  as  evidenced  in writing,  be  maintained  such that (as  evidenced by an
Opinion of Counsel  delivered to the Trustee and each Rating  Agency) the  registered  Holders of  Certificates have a claim with  respect to the funds in such  account or a perfected  first  security  interest  against any collateral  (which shall be limited to Permitted  Investments)  securing  such funds that is superior to claims of any other depositors or creditors of the depository  institution  with which such account is maintained,  or
(iii) in the case of the  Custodial  Account,  a trust account or accounts  maintained  in the corporate  trust department of U.S. Bank National  Association,  or (iv) in the case of the Certificate Account, a trust account or accounts  maintained in the corporate  trust division of U.S. Bank National  Association,  or (v) an account or accounts of a  depository  institution  acceptable  to each Rating  Agency (as  evidenced in writing by each
Rating  Agency  that use of any such  account as the  Custodial  Account or the  Certificate  Account  will not reduce the rating  assigned to any Class of  Certificates by such Rating Agency below the  then-current  rating assigned to such Certificates by such Rating Agency).

        Eligible  Master  Servicing  Compensation:  With  respect  to any  Distribution  Date,  the  lesser  of
(a) one-twelfth  of 0.125% of the Stated Principal Balance of the related Mortgage Loans immediately  preceding such  Distribution  Date and (b) the sum of the  Servicing  Fee and all income and gain on amounts  held in the
Custodial  Account  and the  Certificate  Account and payable to the  Certificateholders  with  respect to such
Distribution  Date;  provided that for purposes of this  definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

        Euroclear:  Euroclear Bank S.A./N.V.

        Event of Default:  As defined in Section 7.01.

        Excess Cash Flow: With respect to any  Distribution  Date, an amount equal to the sum of (A) the excess of (i) the  Available  Distribution  Amount for that  Distribution  Date over (ii) the sum of (a) the  Interest
Distribution  Amount for that Distribution Date and (b) the lesser of (1) the aggregate  Certificate  Principal
Balance of Class A  Certificates,  the Class M Certificates and Class B Certificates  immediately prior to such
Distribution  Date and  (2) the  Principal  Remittance  Amount  for that  Distribution  Date to the  extent not applied to pay interest on the Class A  Certificates,  Class M  Certificates  and Class B  Certificates on such
Distribution  Date,  (B) the  Overcollateralization  Reduction  Amount,  if any, for that Distribution Date and
(C) any Net Swap Payments  received by the Trustee  under the Swap  Agreement  for that  Distribution  Date and deposited in the Swap Account pursuant to Section 4.10(c).

        Excess  Overcollateralization  Amount:  With respect to any Distribution  Date, the excess,  if any, of
(a) the  Overcollateralization  Amount on such  Distribution  Date over (b) the Required  Overcollateralization
Amount for such Distribution Date.

        Exchange Act:  The Securities Exchange Act of 1934, as amended.

        Exchange  Date:  The date on which all  Temporary  Regulation S Global Class B  Certificates  have been exchanged for Permanent Regulation S Class B Certificates.

        Expense Fee Rate:  With respect to any Mortgage  Loan as of any date of  determination,  the sum of the
(i) applicable  Servicing Fee Rate,  (ii) the per annum rate at which the applicable  Subservicing  Fee accrues and (iii) and the related Credit Risk Manager Fee Rate.

        Fannie Mae: Fannie Mae, a federally  chartered and privately owned  corporation  organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final  Distribution  Date:  The  Distribution  Date on which the final  distribution  in respect of the
Certificates  will be made pursuant to Section 9.01,  which Final  Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Final Scheduled  Distribution  Date: Solely for purposes of the face of the  Certificates,  as follows:
with respect to the Class A-1  Certificates,  the  Distribution  Date occurring in March 2028;  with respect to the  Class A-2  Certificates  the  Distribution  Date  occurring in  July 2031;  with respect to the  Class A-3
Certificates the Distribution Date occurring in January 2035;  and with respect to the Class A-4  Certificates,
Class M  Certificates and the Class B  Certificates,  the Distribution Date occurring in June 2036. No event of default  under this  Agreement  will arise or become  applicable  solely by reason of the failure to retire the entire  Certificate  Principal Balance of any Class of Class A  Certificates,  Class M  Certificates or Class B
Certificates on or before its Final Scheduled Distribution Date.

        Fixed Swap  Payment:  With respect to any  Distribution  Date on or prior to the  distribution  date in
January  2010,  an amount  equal to the  product of (x) a fixed rate  equal to 5.45% per  annum,  (y) the  Swap
Agreement  Notional  Balance for that  Distribution  Date and (z) a fraction,  the numerator of which is 30 and the denominator of which is 360.

        Floating Swap Payment:  With respect to any Distribution  Date on or prior to the Distribution  Date in
January 2010, an amount equal to the product of (x) Swap LIBOR,  (y) the Swap  Agreement  Notional  Balance for
that  Distribution  Date and (z) a  fraction,  the  numerator  of which is equal to the  number  of days in the related calculation period as provided in the Swap Agreement and the denominator of which is 360.

        Foreclosure  Profits:  With  respect to any  Distribution  Date or related  Determination  Date and any
Mortgage Loan, the excess,  if any, of Liquidation  Proceeds,  Insurance  Proceeds and REO Proceeds (net of all
amounts  reimbursable  therefrom  pursuant  to  Section 3.10(a)(ii))  in respect of each  Mortgage  Loan or REO
Property for which a Cash  Liquidation or REO Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid principal  balance of such Mortgage Loan or REO Property  (determined,  in the case of an REO
Disposition,  in accordance  with  Section 3.14)  plus accrued and unpaid interest at the Mortgage Rate on such unpaid  principal  balance from the Due Date to which  interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Freddie Mac: Freddie Mac, a corporate  instrumentality  of the United States created and existing under
Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Global Class B  Certificate:  A Regulation S Global Class B  Certificate  or a Rule 144A Global Class B
Certificate, as applicable.

        Gross Margin:  With respect to each  adjustable-rate  Mortgage Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated on the Mortgage Loan Schedule as the "NOTE MARGIN,"  which  percentage is added to the related Index on each  Adjustment  Date to determine  (subject to rounding in  accordance  with the related  Mortgage  Note,  the Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage  Rate) the
interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        HUD:  The United States Department of Housing and Urban Development.

        Independent:  When used with respect to any  specified  Person,  means such a Person who (i) is in fact independent of the Depositor,  the Master  Servicer and the Trustee,  or any Affiliate  thereof,  (ii) does not have any direct financial  interest or any material indirect  financial  interest in the Depositor,  the Master
Servicer or the Trustee or in an Affiliate thereof,  and (iii) is not connected with the Depositor,  the Master
Servicer or the Trustee as an officer, employee,  promoter,  underwriter,  trustee, partner, director or person performing similar functions.

        Index: With respect to any  adjustable-rate  Mortgage Loan and as to any Adjustment Date therefor,  the related index as stated in the related Mortgage Note.

        Initial  Certificate  Principal  Balance:  With respect to each Class of  Certificates  (other than the
Class R  Certificates),  the Certificate Principal Balance of such Class of Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

        Insurance  Proceeds:  Proceeds paid in respect of the Mortgage Loans pursuant to any Primary  Insurance
Policy or any other  related  insurance  policy  covering a Mortgage  Loan,  to the extent  such  proceeds  are payable to the mortgagee under the Mortgage,  any  Subservicer,  the Master Servicer or the Trustee and are not
applied to the  restoration of the related  Mortgaged  Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Interest  Accrual Period:  With respect to the  Distribution  Date in June 2006, the period  commencing the Closing Date and ending on the day preceding the  Distribution  Date in June 2006,  and with respect to any
Distribution  Date after the Distribution  Date in June 2006, the period commencing on the Distribution Date in the month  immediately  preceding  the month in which  such  Distribution  Date  occurs  and  ending on the day preceding such Distribution Date.

        Interest   Distribution   Amount:   For  any  Distribution   Date,  the  amounts  payable  pursuant  to
Section 4.02(c)(i) and (ii).

        Interim Certification:  As defined in Section 2.02.

        Late  Collections:  With  respect to any Mortgage  Loan,  all amounts  received  during any Due Period, whether as late  payments of Monthly  Payments or as Insurance  Proceeds,  Liquidation  Proceeds or  otherwise, which  represent late payments or collections of Monthly  Payments due but delinquent for a previous Due Period and not previously recovered.

        LIBOR:  With respect to any  Distribution  Date, the arithmetic  mean of the London  interbank  offered rate quotations for one-month U.S. Dollar  deposits,  expressed on a per annum basis,  determined in accordance with Section 1.02.

        LIBOR  Business  Day:  Any day other  than (i) a  Saturday  or  Sunday  or (ii) a day on which  banking institutions in London, England are required or authorized by law to be closed.

        LIBOR  Certificates:   Collectively,  the  Class A  Certificates,   Class M  Certificates  and  Class B
Certificates.

        LIBOR Rate  Adjustment  Date:  With respect to each  Distribution  Date,  the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period.

        Liquidation  Proceeds:  Amounts  (other than  Insurance  Proceeds)  received by the Master  Servicer in connection  with the taking of an entire  Mortgaged  Property  by  exercise  of the power of eminent  domain or condemnation  or in  connection  with the  liquidation  of a defaulted  Mortgage Loan through  trustee's  sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

        Loan-to-Value  Ratio: As of any date, the fraction,  expressed as a percentage,  the numerator of which is the  current  principal  balance  of the  related  Mortgage  Loan  at the  date  of  determination  and  the denominator of which is the Appraised Value of the related Mortgaged Property.

        Margin: The Class A-1 Margin,  Class A-2 Margin,  Class A-3 Margin, Class A-4 Margin, Class M-1 Margin,
Class M-2 Margin,  Class M-3 Margin,  Class M-4 Margin,  Class M-5 Margin,  Class M-6 Margin, Class M-7 Margin,
Class M-8 Margin, Class M-9 Margin, Class M-10 Margin or Class B Margin, as applicable.

        Marker Rate:  With respect to the Class SB  Certificates  or REMIC III  Regular  Interest SB-IO and any
Distribution  Date,  in relation to the REMIC II  Regular  Interests  LT1,  LT2, LT3, and LT4, a per annum rate equal to two (2) times the weighted  average of the  Uncertificated  REMIC II  Pass-Through  Rates for REMIC II
Regular Interest LT2 and REMIC II Regular Interest LT3.

        Master Servicer:  As defined in the preamble hereto.

        Maturity Date: With respect to each Class of Certificates  representing  ownership of regular interests or  Uncertificated  Regular  Interest  issued by each of REMIC I,  REMIC II and REMIC III  the latest  possible maturity date, solely for purposes of  Section 1.860G-1(a)(4)(iii)  of the Treasury  Regulations,  by which the
Certificate Principal Balance of each such Class of  Certificates  representing a regular interest in the Trust
Fund  would be  reduced  to zero,  which is,  for each  such  regular  interest,  June 25,  2036,  which is the
Distribution Date occurring in the month following the last scheduled monthly payment of the Mortgage Loans.

        Maximum  Mortgage  Rate:  With  respect  to any  adjustable-rate  Mortgage  Loan,  the per  annum  rate indicated on the Mortgage Loan  Schedule as the "NOTE  CEILING,"  which rate is the maximum  interest rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

        MERS: Mortgage Electronic  Registration  Systems,  Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        Minimum  Mortgage Rate:  With respect to any  adjustable-rate  Mortgage Loan, a per annum rate equal to the greater of (i) the  Note Margin and (ii) the rate  indicated  on the  Mortgage  Loan  Schedule as the "NOTE
FLOOR," which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

        Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified  Net  Mortgage  Rate:  With  respect to any  Mortgage  Loan that is the subject of a Servicing
Modification,  the Net Mortgage  Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan:  With respect to any Mortgage  Loan,  MERS acting as the  mortgagee  of such  Mortgage  Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns,  at the  origination thereof.

        Monthly  Payment:  With respect to any Mortgage Loan  (including  any REO Property) and the Due Date in any Due  Period,  the  payment of  principal  and  interest  due thereon in  accordance  with the  amortization schedule  at the time  applicable  thereto  (after  adjustment,  if any,  for  Curtailments  and for  Deficient
Valuations  occurring prior to such Due Date but before any adjustment to such amortization  schedule by reason of any  bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding  or any  moratorium  or similar waiver or grace  period and before any  Servicing  Modification  that  constitutes  a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successors in interest.

        Mortgage:  With  respect  to each  Mortgage  Note,  the  mortgage,  deed of trust  or other  comparable instrument  creating a first or junior lien on an estate in fee simple or leasehold  interest in real  property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage  Loans:  Such of the  mortgage  loans  transferred  and  assigned to the  Trustee  pursuant to
Section 2.01  as from  time to time are held or deemed to be held as a part of the  Trust  Fund,  the  Mortgage
Loans  originally so held being  identified in the initial  Mortgage Loan  Schedule,  and Qualified  Substitute
Mortgage  Loans held or deemed  held as part of the Trust Fund  including,  without  limitation,  each  related
Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  The lists of the Mortgage Loans attached  hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified  Substitute  Mortgage Loans),  which lists shall set forth at a minimum the following information as to each Mortgage Loan:

               (i)    the Mortgage Loan identifying number ("RFC LOAN #");

               (ii)   [reserved];

               (iii)  the maturity of the Mortgage Note ("MATURITY  DATE," or "MATURITY DT");

               (iv)   for the  adjustable-rate  Mortgage  Loans,  the Mortgage  Rate as of  origination  ("ORIG
RATE");

               (v)    the Mortgage Rate as of the Cut-off Date ("CURR RATE");

               (vi)   the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

               (vii)  the scheduled  monthly payment of principal,  if any, and interest as of the Cut-off Date
("ORIGINAL P & I" or "CURRENT P & I");

               (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

               (ix)   the Loan-to-Value Ratio at origination ("LTV");

               (x)    a code "T," "BT" or "CT" under the  column "LN  FEATURE,"  indicating  that the  Mortgage
Loan is secured by a second or vacation  residence  (the  absence of any such code means the  Mortgage  Loan is secured by a primary residence);

               (xi)   a code "N" under the column "OCCP  CODE,"  indicating  that the Mortgage  Loan is secured by a  non-owner  occupied  residence  (the  absence of any such code means the  Mortgage  Loan is secured by an owner occupied residence);

               (xii)  for the adjustable-rate Mortgage Loans, the Maximum Mortgage Rate ("NOTE CEILING");

               (xiii) for the adjustable-rate Mortgage Loans, the maximum Net Mortgage Rate ("NET CEILING");

               (xiv)  for the adjustable-rate Mortgage Loans, the Note Margin ("NOTE MARGIN");

               (xv)   for the  adjustable-rate  Mortgage  Loans,  the first  Adjustment  Date after the Cut-off
Date ("NXT INT CHG DT");

               (xvi)  for the  adjustable-rate  Mortgage Loans,  the Periodic Cap ("PERIODIC DECR" or "PERIODIC
INCR");

               (xvii) [reserved]; and

               (xviii)for the  adjustable-rate  Mortgage  Loans,  the  rounding  of the  semi-annual  or annual adjustment to the Mortgage Rate ("NOTE METHOD").

        Such  schedules  may consist of multiple  reports that  collectively  set forth all of the  information required.

        Mortgage  Note:  The  originally  executed  note or  other  evidence  of  indebtedness  evidencing  the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage  Rate:  With respect to any Mortgage  Loan,  the interest  rate borne by the related  Mortgage
Note,  or  any  modification  thereto  other  than  a  Servicing   Modification.   The  Mortgage  Rate  on  the
adjustable-rate  Mortgage  Loans will adjust on each  Adjustment  Date to equal the sum (rounded to the nearest multiple of  one-eighth  of one percent  (0.125%) or up to the nearest  one-eighth  of one  percent,  which are indicated by a "U" on the Mortgage Loan  Schedule,  except in the case of the  adjustable-rate  Mortgage  Loans indicated by an "X" on the Mortgage Loan Schedule under the heading "NOTE  METHOD"),  of the related Index plus the Note  Margin,  in each case subject to the  applicable  Periodic  Cap,  Maximum  Mortgage  Rate and Minimum
Mortgage Rate.

        Mortgaged Property:  The underlying real property securing a Mortgage Loan.

        Mortgagor:  The obligor on a Mortgage Note.

        Net  Mortgage  Rate:  With respect to any Mortgage  Loan as of any date of  determination,  a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

        Net Swap  Payment:  With  respect  to each  Distribution  Date,  the net  payment  required  to be made pursuant to the terms of the Swap Agreement by either the Swap  Counterparty  or the Trustee,  on behalf of the
Trust, which net payment shall not take into account any Swap Termination Payment.

        Net WAC Cap Rate:  With  respect to any  Distribution  Date,  a per annum rate  (which will not be less than zero) equal to (i) the product of (a) the  weighted  average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage  Rates) on the Mortgage  Loans using the Net Mortgage Rates in effect for the Monthly
Payments  due on such  Mortgage  Loans during the related Due Period,  weighted on the basis of the  respective
Stated Principal Balances thereof for such Distribution  Date, and (b) a fraction expressed as percentage,  the numerator of which is 30 and the  denominator  of which is the actual  number  of days in the related  Interest
Accrual Period minus (ii) the  product of (a) a fraction  expressed as a percentage,  the numerator of which is the amount of any Net Swap Payments or Swap Termination  Payment not due to a Swap  Counterparty  Trigger Event
owed to the Swap  Counterparty  as of such  Distribution  Date and the  denominator  of which is the  aggregate
Stated  Principal  Balance of the Mortgage Loans for such  Distribution  Date, and (b) a fraction  expressed as percentage,  the  numerator of which is 360 and the  denominator  of which is the actual  number of days in the related Interest Accrual Period.

        Non-Permitted  Holder:  A Holder or Beneficial  Owner of an interest in a Global Class B Certificate or a  Definitive  Class B  Certificate  that is a United  States  Person and (i) with  respect to a Global Class B
Certificate,  is not a Qualified  Institutional Buyer and that becomes the Beneficial Owner of an interest in a
Rule 144A Global Class B Certificate,  (ii) with respect to a Definitive  U.S. Class B Certificate,  is not (x)
a Qualified  Institutional  Buyer or (y) an  Accredited  Investor and that becomes the  Beneficial  Owner of an interest in a Definitive  U.S.  Class B  Certificate  or (iii) does not have an exemption  available  under the
Securities Act.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable  Advance:  Any Advance  previously made or proposed to be made by the Master Servicer or
Subservicer  in respect of a Mortgage  Loan  (other  than a Deleted  Mortgage  Loan)  which,  in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed  Advance,  would not, be  ultimately recoverable by the Master Servicer from related Late Collections,  Insurance Proceeds,  Liquidation Proceeds or
REO Proceeds.  To the extent that any Mortgagor is not obligated  under the related  Mortgage  documents to pay or reimburse any portion of any Servicing  Advances that are outstanding  with respect to the related  Mortgage
Loan as a result of a modification of such Mortgage Loan by the Master  Servicer,  which forgives amounts which the Master Servicer or Subservicer had previously  advanced,  and the Master Servicer  determines that no other source of payment or  reimbursement  for such  advances is available to it, such  Servicing  Advances  shall be deemed  to be  Nonrecoverable  Advances.  The  determination  by  the  Master  Servicer  that  it  has  made  a
Nonrecoverable  Advance  shall be evidenced by a certificate  of a Servicing  Officer,  Responsible  Officer or
Vice  President or its  equivalent or senior officer of the Master  Servicer,  delivered to the Depositor,  the
Trustee,  and the Master Servicer setting forth such  determination,  which shall include any other information or reports  obtained  by the Master  Servicer  such as property  operating  statements,  rent  rolls,  property inspection  reports  and  engineering  reports,  which may support  such  determinations.  Notwithstanding  the above,  the Trustee shall be entitled to rely upon any  determination  by the Master  Servicer that any Advance previously  made is a  Nonrecoverable  Advance  or that any  proposed  Advance,  if made,  would  constitute  a
Nonrecoverable Advance.

        Nonsubserviced  Mortgage  Loan:  Any  Mortgage  Loan that,  at the time of  reference  thereto,  is not subject to a Subservicing Agreement.

        Non-United States Person:  A Person who is not a United States Person.

        Note Margin:  With respect to each  adjustable-rate  Mortgage Loan,  the fixed  percentage set forth in the related  Mortgage Note and indicated on the Mortgage Loan Schedule as the "NOTE MARGIN,"  which  percentage is added to the Index on each  Adjustment  Date to  determine  (subject  to  rounding  in  accordance  with the related  Mortgage  Note,  the  Periodic  Cap,  the Maximum  Mortgage  Rate and the Minimum  Mortgage  Rate) the
interest rate to be borne by such adjustable-rate Mortgage Loan until the next Adjustment Date.

        Officers'  Certificate:  A  certificate  signed by the  Chairman of the Board,  the  President,  a Vice
President,  Assistant Vice President,  Director,  Managing Director, the Treasurer, the Secretary, an Assistant
Treasurer  or an  Assistant  Secretary  of the  Depositor  or the  Master  Servicer,  as the case  may be,  and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel:  A written  opinion of counsel  acceptable to the Trustee and the Master  Servicer, who may be counsel  for the  Depositor  or the  Master  Servicer,  provided  that any  opinion  of counsel  (i)
referred to in the  definition of  "Disqualified  Organization"  or (ii) relating to the  qualification  of any
REMIC hereunder as a REMIC or compliance with the REMIC Provisions  must,  unless  otherwise  specified,  be an opinion of Independent counsel.

        Optional  Termination  Date:  Any  Distribution  Date on or after  which the Stated  Principal  Balance
(after giving  effect to  distributions  to be made on such  Distribution  Date) of the Mortgage  Loans is less than 10.00% of the Cut-off Date Balance.

        Outstanding  Mortgage Loan: With respect to the Due Date in any Due Period,  a Mortgage Loan (including an REO  Property)  that was not the  subject  of a  Principal  Prepayment  in  Full,  Cash  Liquidation  or REO
Disposition  and that was not  purchased,  deleted  or  substituted  for  prior  to such Due Date  pursuant  to
Section 2.02, 2.03, 2.04 or 4.07.

        Overcollateralization  Amount:  With respect to any Distribution  Date, the excess,  if any, of (a) the aggregate  Stated  Principal  Balance of the Mortgage Loans before giving effect to  distributions of principal to be made on such  Distribution  Date over (b) the  aggregate  Certificate  Principal  Balance of the  Class A
Certificates, Class M Certificates and Class B Certificates immediately prior to such date.

        Overcollateralization Floor:  An amount equal to the product of 0.50% and the Cut-off Date Balance.
        Overcollateralization   Increase  Amount:  With  respect  to  any  Distribution  Date,  the  lesser  of
(a) Excess  Cash Flow for that  Distribution  Date (to the extent not used to cover the  amounts  described  in clauses (iv) and (v) of the definition of Principal  Distribution  Amount as of such  Distribution  Date),  and
(b) the  excess of (1) the  Required  Overcollateralization  Amount  for such  Distribution  Date over  (2) the
Overcollateralization Amount for such Distribution Date.

        Overcollateralization  Reduction  Amount:  With  respect to any  Distribution  Date on which the Excess
Overcollateralization  Amount  is,  after  taking  into  account  all  other  distributions  to be made on such
Distribution Date, greater than zero, the  Overcollateralization  Reduction Amount shall be equal to the lesser of (i) the Excess  Overcollateralization  Amount for that Distribution  Date and (ii) the Principal  Remittance
Amount on such Distribution Date.

        Ownership  Interest:  With  respect to any  Certificate,  any  ownership  or security  interest in such
Certificate,  including any interest in such Certificate as the Holder thereof and any other interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through  Rate:  With respect to each  Class of  Class A  Certificates,  Class M  Certificates  and
Class B  Certificates  and any  Distribution  Date,  the least of (i) a per annum  rate equal to LIBOR plus the related  Margin  for such  Distribution  Date,  (ii) 14.000%  per annum and (iii) the Net WAC Cap Rate for such
Distribution Date.

        With respect to the Class SB  Certificates or the REMIC III Regular Interest SB-IO and any Distribution
Date, a per annum rate equal to the percentage  equivalent of a fraction,  the numerator of which is the sum of the amounts  calculated  pursuant  to clauses (i) through  (iii)  below,  and the  denominator  of which is the aggregate  principal  balance of the REMIC II Regular  Interests.  For purposes of calculating the Pass-Through
Rate for the Class SB  Certificates or the REMIC III  Regular Interest SB-IO, the numerator is equal to the sum of the following components:

               (i)    the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest  LT1  minus  the related Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal  Balance of REMIC II
Regular Interest LT1;

               (ii)   the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest  LT2  minus  the related Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal  Balance of REMIC II
Regular Interest LT2; and

               (iii)  the  Uncertificated  Pass-Through  Rate for REMIC II Regular Interest LT4 minus twice the related Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal  Balance of REMIC II
Regular Interest LT4.

        Paying Agent:  U.S. Bank National Association or any successor Paying Agent appointed by the Trustee.

        Percentage  Interest:  With  respect  to  any  Class A  Certificate,  Class M  Certificate  or  Class B
Certificate,  the undivided percentage  ownership interest in the related  Class evidenced by such Certificate, which  percentage  ownership  interest  shall be equal to the Initial  Certificate  Principal  Balance  thereof divided by the aggregate  Initial  Certificate  Principal Balance of all of the Certificates of the same Class.
The Percentage  Interest with respect to a Class SB  Certificate or Class R  Certificate shall be stated on the face thereof.

        Periodic Cap: With respect to each  adjustable-rate  Mortgage  Loan,  the periodic rate cap that limits the increase or the decrease of the related  Mortgage Rate on any Adjustment  Date pursuant to the terms of the related Mortgage Note.

        Permanent Regulation S Global Class B Certificate:  As defined in Section 5.01(b).  A form of Permanent
Regulation  S Global  Class B  Certificate  will be issued  substantially  in the form  attached as Exhibit B-2 hereto.

        Permitted Investments:  One or more of the following:

               (i)    obligations  of or  guaranteed  as to principal  and interest by the United States or any agency or  instrumentality  thereof when such obligations are backed by the full faith and credit of the United
States;

               (ii)   repurchase  agreements on obligations  specified in clause (i) maturing not more than one month from the date of acquisition  thereof,  provided that the unsecured  obligations of the party agreeing to repurchase  such  obligations  are at the time rated by each  Rating  Agency in its highest  short-term  rating available;

               (iii)  federal  funds,  certificates  of deposit,  demand  deposits,  time deposits and bankers'
acceptances  (which shall each have an original  maturity of not more than 90 days and, in the case of bankers'
acceptances,  shall in no event have an  original  maturity of more than  365 days  or a remaining  maturity of more than 30 days)  denominated  in United States dollars of any U.S.  depository  institution or trust company incorporated  under the laws of the United States or any state  thereof or of any domestic  branch of a foreign depository  institution or trust company;  provided that the debt obligations of such depository institution or trust  company  at the date of  acquisition  thereof  have been  rated by each  Rating  Agency  in its  highest short-term  rating  available;  and,  provided  further  that,  if the  original  maturity  of such  short-term obligations of a domestic  branch of a foreign  depository  institution or trust company shall exceed  30 days, the short-term  rating of such institution  shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

               (iv)   commercial  paper  and  demand  notes  (having  original  maturities  of  not  more  than
365 days) of any  corporation  incorporated  under the laws of the United  States or any state thereof which on the date of  acquisition  has been rated by each  Rating  Agency in its highest  short term  rating  available;
provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

               (v)    a money  market fund or a qualified  investment  fund rated by each Rating  Agency in its highest long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

               (vi)   other  obligations  or  securities  that  are  acceptable  to  each  Rating  Agency  as a
Permitted  Investment  hereunder and will not reduce the rating  assigned to any Class of  Certificates by such
Rating Agency below the then-current  rating assigned to such  Certificates by such Rating Agency, as evidenced in writing;

provided,  however,  that no instrument shall be a Permitted Investment if it represents,  either (1) the right to receive only interest  payments with respect to the underlying  debt  instrument or (2) the right to receive both principal and interest  payments  derived from  obligations  underlying  such instrument and the principal and interest  payments  with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such underlying  obligations.  References herein to the highest rating available on unsecured  long-term  debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's,  and for purposes of this Agreement,  any references herein to the highest rating available on unsecured  commercial paper and short-term debt  obligations  shall mean the following:  A-1 in the case of Standard & Poor's and P-1 in the case of Moody's;  provided,  however, that any Permitted Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional  conditions:  (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest  payments  (assuming fully amortizing  collateral);  (ii) the total  amount of A-1  investments  must not  represent  more than 20% of the aggregate  outstanding  Certificate  Principal  Balance of the Certificates and each investment must not mature beyond 30 days;  (iii) the terms of the debt must have a predetermined  fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments  may be liquidated  prior to their maturity or are being relied on to meet a certain  yield,  interest must be tied to a single  interest rate index plus a single fixed spread (if any) and must move  proportionately  with that index.  Any Permitted  Investment may be purchased by or through the Trustee or its Affiliates.

        Permitted Transferee:  Any Transferee of a Class R Certificate,  other than a Disqualified Organization or Non-United States Person.

        Person:  Any  individual,   corporation,   limited  liability  company,  partnership,   joint  venture,
association,  joint-stock company, trust,  unincorporated organization or government or any agency or political subdivision thereof.

        Prepayment  Assumption:  With respect to the Class A  Certificates,  Class M  Certificates  and Class B
Certificates,  the prepayment  assumption to be used for determining the accrual of original issue discount and premium and market  discount on such  Certificates  for federal income tax purposes,  which (a) with respect to the fixed-rate  Mortgage  Loans,  assumes a constant  prepayment rate of one-tenth of 23% per annum of the then outstanding  Stated Principal  Balance of the fixed-rate  Mortgage Loans in the first month of the life of such
Mortgage  Loans and an additional  one-tenth of 23% per annum in each month  thereafter  until the tenth month, and  beginning  in the tenth  month and in each month  thereafter  during the life of the  fixed-rate  Mortgage
Loans,  a  constant  prepayment  rate of 23% per annum  each  month  ("23%  HEP") and (b) with  respect  to the adjustable-rate  Mortgage Loans assumes a prepayment  assumption of 2% of the constant prepayment rate in month one,  increasing by approximately  2.545% from month 2 until month 12,  a constant  prepayment rate of 30% from month 12 to month 22, a constant  prepayment  rate of 50% from month 23 to month 27, and a constant  prepayment rate of 35%  thereafter,  used for  determining  the accrual of original  issue discount and premium and market discount on the Class A  Certificates,  Class M  Certificates  and Class B  Certificates for federal income tax purposes.  The  constant  prepayment  rate  assumes  that  the  stated  percentage  of the  outstanding  Stated
Principal Balance of the adjustable-rate Mortgage Loans is prepaid over the course of a year.

        Prepayment  Interest  Shortfall:  With respect to any  Distribution  Date and any Mortgage  Loan (other than a Mortgage Loan relating to an REO  Property)  that was the subject of (a) a Principal  Prepayment in Full during the related  Prepayment  Period,  an amount  equal to the excess of one month's  interest at the related
Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified  Mortgage  Loan) on the Stated
Principal  Balance of such  Mortgage  Loan over the amount of interest  (adjusted  to the related Net  Mortgage
Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan)) paid by the Mortgagor for such
Prepayment  Period to the date of such  Principal  Prepayment  in Full or (b) a  Curtailment  during  the prior calendar  month,  an amount  equal to one month's  interest at the related Net  Mortgage  Rate (or Modified Net
Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment  Period:  With respect to any  Distribution  Date, the calendar month preceding the month of distribution.

        Primary  Insurance  Policy:  Each  primary  policy of mortgage  guaranty  insurance  as  indicated by a numeric code on the Mortgage  Loan  Schedule  with the exception of code "A23," "A34" or "A96" under the column
"MI CO CODE."

        Principal  Distribution  Amount: With respect to any Distribution Date, the lesser of (a) the excess of
(x) the Available Distribution Amount over (y) the Interest Distribution Amount, and (b) the sum of:

               (i)    the principal  portion of each Monthly  Payment  received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

               (ii)   the Stated  Principal  Balance  of any  Mortgage  Loan  repurchased  during  the  related
Prepayment  Period (or deemed to have been so  repurchased  in  accordance  with  Section 3.07(b))  pursuant to
Section 2.02,  2.03,  2.04 or 4.07 and the  amount of any  shortfall  deposited  in the  Custodial  Account  in connection  with the  substitution  of a Deleted  Mortgage  Loan  pursuant to  Section 2.03  or 2.04 during the related Prepayment Period;

               (iii)  the  principal  portion  of all other  unscheduled  collections,  other  than  Subsequent
Recoveries,   on  the  Mortgage  Loans  (including,   without  limitation,   Principal   Prepayments  in  Full,
Curtailments,  Insurance  Proceeds,  Liquidation  Proceeds  and  REO  Proceeds)  received  during  the  related
Prepayment  Period  (or deemed to have been so  received)  to the extent  applied  by the  Master  Servicer  as recoveries of principal of the Mortgage Loans pursuant to Section 3.14;

               (iv)   the  lesser  of (1)  Subsequent  Recoveries  for  such  Distribution  Date  and  (2)  the principal  portion of any Realized Losses allocated to any Class of Certificates on a prior  Distribution  Date and remaining unpaid;

               (v)    the  lesser of (1) the  Excess  Cash Flow for such  Distribution  Date (to the extent not used pursuant to clause (iv) of this  definition on such  Distribution  Date) and (2) the principal  portion of any Realized  Losses  incurred (or deemed to have been  incurred) on any Mortgage  Loans in the calendar  month preceding such Distribution Date; and

               (vi)   the  lesser of (1) the  Excess  Cash Flow for that  Distribution  Date (to the extent not
used  pursuant  to  clauses  (iv)  and  (v)  of  this  definition  on  such  Distribution   Date)  and  (2) the
Overcollateralization Increase Amount for such Distribution Date;

minus

               (vii)  (A) the amount of any  Overcollateralization  Reduction Amount for such Distribution Date and (B) the amount of any Capitalization Reimbursement Amount for such Distribution Date.

        Principal  Prepayment:  Any payment of  principal  or other  recovery on a Mortgage  Loan,  including a recovery that takes the form of  Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal  Prepayment in Full:  Any Principal  Prepayment  made by a Mortgagor of the entire  principal balance of a Mortgage Loan.

        Principal  Remittance  Amount:  With respect to any Distribution Date, all amounts described in clauses
(b)(i) through (iii) of the definition of Principal Distribution Amount for that Distribution Date.

        Program Guide:  The AlterNet  Seller Guide as incorporated  into the  Residential  Funding Seller Guide for mortgage  collateral  sellers that participate in Residential  Funding's  AlterNet  Mortgage  Program,  and
Residential  Funding's  Servicing Guide and any other subservicing  arrangements which Residential  Funding has arranged to  accommodate  the servicing of the Mortgage Loans and in each case all  supplements  and amendments thereto published by Residential Funding.

        Purchase  Price:  With  respect to any  Mortgage  Loan (or REO  Property)  required to be or  otherwise purchased on any date pursuant to  Section 2.02,  2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related  unreimbursed  Advances and (ii)
unpaid  accrued  interest at either (a) the Adjusted  Mortgage  Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage Loan) plus the rate per annum at which the Servicing Fee is  calculated,  or (b) in the case of a purchase  made by the Master  Servicer,  at the Net Mortgage  Rate (or Modified Net Mortgage  Rate in
the case of a Modified  Mortgage  Loan)  plus the  Credit  Risk  Manager  Fee Rate,  in each case on the Stated
Principal  Balance  thereof to the first day of the month  following the month of purchase from the Due Date to which  interest was last paid by the  Mortgagor.  With respect to any Mortgage Loan (or REO Property)  required to be or otherwise  purchased on any date pursuant to  Section 4.08,  an amount equal to the greater of (i) the sum of  (a)  100%  of  the  Stated  Principal  Balance  thereof  plus  the  principal  portion  of any  related unreimbursed  Advances of such Mortgage Loan (or REO  Property) and (b) unpaid  accrued  interest at either (1)
the Adjusted  Mortgage  Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) plus the rate per annum at which the  Servicing Fee is  calculated,  or (2) in the case of a purchase made by the Master
Servicer,  at the Net Mortgage  Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan), in each case on the  Stated  Principal  Balance  thereof to the first day of the month  following  the month of purchase  from the Due Date to which  interest was last paid by the  Mortgagor,  and (ii) the fair market value of such Mortgage Loan (or REO Property).

        Qualified Institutional Buyer: The meaning specified in Rule 144A under the Securities Act.

        Qualified  Substitute  Mortgage  Loan:  A  Mortgage  Loan  substituted  by  Residential  Funding or the
Depositor  for a Deleted  Mortgage  Loan which  must,  on the date of such  substitution,  as  confirmed  in an
Officers' Certificate  delivered to the Trustee, (i) have an outstanding principal balance,  after deduction of the  principal  portion  of  the  monthly  payment  due in the  month  of  substitution  (or in the  case  of a substitution  of more than one Mortgage Loan for a Deleted  Mortgage Loan, an aggregate  outstanding  principal balance,  after such  deduction),  not in excess of the Stated  Principal  Balance of the Deleted Mortgage Loan
(the amount of any shortfall to be deposited by Residential  Funding,  in the Custodial Account in the month of substitution);  (ii) have a Mortgage  Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage  Rate and Net Mortgage  Rate,  respectively,  of the Deleted  Mortgage  Loan as of the date of substitution;  (iii) have a Loan-to-Value  Ratio at the time of substitution no higher than that of the
Deleted  Mortgage Loan at the time of  substitution;  (iv) have a remaining term to stated maturity not greater than  (and not more  than one year  less  than)  that of the  Deleted  Mortgage  Loan;  (v)  comply  with  each representation  and  warranty  set forth in  Sections  2.03 and 2.04  hereof and  Section 4  of the  Assignment
Agreement  (other than the  representations  and  warranties  set forth  therein  with respect to the number of loans  (including the related  percentage)  in excess of zero which meet or do not meet a specified  criteria);
(vi) not be 30 days or more  Delinquent;  (vii) not be subject to the  requirements of HOEPA (as defined in the
Assignment  Agreement);  (viii)  have a policy of title  insurance,  in the form and amount that is in material compliance  with the Program  Guide,  that was effective as of the closing of such Mortgage  Loan, is valid and binding,  and remains in full force and effect,  unless the  Mortgage  Property is located in the State of Iowa where an attorney's  certificate has been provided as described in the Program Guide;  (ix) if the Deleted Loan is not a Balloon Loan,  not be a Balloon  Loan;  (x) with respect to adjustable  rate  Mortgage  Loans,  have a
Mortgage  Rate that  adjusts  with the same  frequency  and based  upon the same  Index as that of the  Deleted
Mortgage Loan; (xi) with respect to adjustable  rate Mortgage  Loans,  have a Note Margin not less than that of the Deleted  Mortgage  Loan;  (xii) with respect to adjustable  rate Mortgage  Loans,  have a Periodic Rate Cap that is equal to that of the  Deleted  Mortgage  Loan;  and (xiii) with  respect to  adjustable  rate  Mortgage
Loans, have a next Adjustment Date no later than that of the Deleted Mortgage Loan.

        Rating  Agency:  Each of Standard & Poor's and  Moody's.  If any agency or a successor  is no longer in existence,  "Rating  Agency"  shall be such  statistical  credit rating  agency,  or other  comparable  Person, designated  by the  Depositor,  notice  of which  designation  shall be given  to the  Trustee  and the  Master
Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property) as to which a Cash  Liquidation or
REO Disposition has occurred,  an amount (not less than zero) equal to (i) the Stated Principal  Balance of the
Mortgage  Loan (or REO  Property) as of the date of Cash  Liquidation  or REO  Disposition,  plus (ii) interest
(and REO Imputed  Interest,  if any) at the Net Mortgage  Rate from the Due Date as to which  interest was last paid or advanced to  Certificateholders  up to the last day of the month in which the Cash  Liquidation (or REO
Disposition)  occurred on the Stated  Principal  Balance of such Mortgage  Loan (or REO  Property)  outstanding during  each Due  Period  that such  interest  was not paid or  advanced,  minus  (iii) the  proceeds,  if any, received during the month in which such Cash Liquidation (or REO Disposition)  occurred,  to the extent applied as recoveries of interest at the Net Mortgage  Rate and to principal of the Mortgage  Loan,  net of the portion thereof  reimbursable  to the Master Servicer or any Subservicer  with respect to related  Advances,  Servicing
Advances  or other  expenses  as to which the Master  Servicer or  Subservicer  is  entitled  to  reimbursement thereunder  but which have not been  previously  reimbursed.  With respect to each  Mortgage  Loan which is the subject of a Servicing  Modification,  (a) (1) the amount by which the interest portion of a Monthly Payment or the  principal  balance of such  Mortgage  Loan was reduced or (2) the sum of any other amounts owing under the
Mortgage Loan that were forgiven and that  constitute  Servicing  Advances that are  reimbursable to the Master
Servicer or a  Subservicer,  and (b) any such amount with  respect to a Monthly  Payment that was or would have been due in the month  immediately  following the month in which a Principal  Prepayment or the Purchase  Price of such  Mortgage  Loan is received or is deemed to have been  received.  With  respect to each  Mortgage  Loan which has become the subject of a Deficient  Valuation,  the  difference  between the principal  balance of the
Mortgage Loan  outstanding  immediately  prior to such  Deficient  Valuation  and the principal  balance of the
Mortgage  Loan as reduced by the Deficient  Valuation.  With respect to each Mortgage Loan which has become the object of a Debt Service  Reduction,  the amount of such Debt  Service  Reduction.  Notwithstanding  the above, neither a Deficient  Valuation nor a Debt Service  Reduction  shall be deemed a Realized Loss hereunder so long as the Master  Servicer has notified the Trustee in writing  that the Master  Servicer is  diligently  pursuing any remedies that may exist in connection  with the  representations  and warranties made regarding the related
Mortgage  Loan and  either  (A) the  related  Mortgage  Loan is not in  default  with  regard to  payments  due thereunder  or (B)  delinquent  payments of principal  and  interest  under the related  Mortgage  Loan and any premiums on any applicable  primary hazard  insurance policy and any related escrow payments in respect of such
Mortgage Loan are being  advanced on a current basis by the Master  Servicer or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

        Realized  Losses  allocated to the Class SB  Certificates  shall be  allocated  first to the  REMIC III
Regular  Interest SB-IO in reduction of the accrued but unpaid  interest  thereon until such accrued and unpaid interest shall have been reduced to zero and then to the REMIC III  Regular  Interest SB-PO in reduction of the
Principal Balance thereof.

        To the extent the Master  Servicer  receives  Subsequent  Recoveries with respect to any Mortgage Loan, the amount of the  Realized  Loss with  respect  to that  Mortgage  Loan will be  reduced  to the  extent  such recoveries  are  applied to reduce  the  Certificate  Principal  Balance  of any Class of  Certificates  on any
Distribution Date.

        Record  Date:  With  respect to each  Distribution  Date and the LIBOR  Certificates,  the Business Day
immediately  preceding such  Distribution  Date. With respect to each  Distribution  Date and the  Certificates
(other  than the LIBOR  Certificates),  the  close of  business  on the last  Business  Day of the  month  next preceding  the month in which the related  Distribution  Date  occurs,  except in the case of the first  Record
Date which shall be the Closing Date.

        Reference Bank Rate:  As defined in Section 1.02.

        Regular Interest:  Any one of the regular interests in the REMICs.

        Regulation AB:    Subpart   229.1100   -   Asset   Backed   Securities   (Regulation AB),   17   C.F.R.
ss.ss.229.1100-229.1123,  as such  may be  amended  from  time to  time,  and  subject  to such  clarification  and interpretation  as have been  provided by the  Commission  in the adopting  release  (Asset-Backed  Securities,
Securities  Act  Release No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January 7, 2005)) or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

        Regulation S:  Regulation S promulgated under the Securities Act.

        Regulation S Global Class B  Certificate:  A Permanent  Regulation  S Global Class B  Certificate  or a
Temporary Regulation S Global Class B Certificate, as applicable.

        Relief Act:  The Servicemembers Civil Relief Act, as amended.

        Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage  Loans  resulting  from the Relief Act or similar legislation or regulations.

        REMIC: A "real estate  mortgage  investment  conduit"  within the meaning of  Section 860D of the Code.
As used herein, the term "REMIC" shall mean REMIC I, REMIC II or REMIC III.

        REMIC Administrator:  Residential Funding  Corporation.  If Residential Funding Corporation is found by a court of  competent  jurisdiction  to no longer be able to fulfill  its  obligations  as REMIC  Administrator under this  Agreement  the Master  Servicer or Trustee  acting as successor  Master  Servicer  shall  appoint a successor  REMIC  Administrator,  subject  to  assumption  of the REMIC  Administrator  obligations  under this
Agreement.

        REMIC Interest  Amount:  For any Distribution  Date and each Class of Class A  Certificates and Class M
Certificates,  the Accrued Certificate  Interest for such Class reduced by the portion thereof  attributable to the excess,  if any, of the related  Pass-Through Rate for such Distribution Date over the related REMIC II Net
WAC Rate for such Distribution Date.

        REMIC I:  The  segregated  pool of assets  subject  hereto  (exclusive of the Swap Account and the Swap
Agreement),  constituting a portion of the primary trust created hereby and to be administered hereunder,  with respect to which a separate REMIC election is to be made, consisting of:

               (i)    the Mortgage Loans and the related Mortgage Files;

               (ii)   all payments on and  collections  in respect of the Mortgage  Loans due after the Cut-off
Date  (other  than  Monthly  Payments  due in the  month of the  Cut-off  Date) as shall be on  deposit  in the
Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund;

               (iii)  property  which  secured a Mortgage  Loan and which has been  acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

               (iv)   the hazard insurance policies and Primary Insurance  Policies  pertaining to the Mortgage
Loans, if any; and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Available  Distribution  Amount: The Available  Distribution  Amount increased by the amount of any Net Swap Payment described in clause (b)(z) thereof.

        REMIC I Distribution  Amount:  For any Distribution  Date, the REMIC I  Available  Distribution  Amount
shall be distributed  to REMIC II in respect of the REMIC I  Regular  Interests and the Class R-I  Certificates
in the following amounts and priority:

               (a)    to REMIC I Regular Interest A-I and REMIC I Regular  Interest I-1-A  through I-44-B,  pro rata, in an amount equal to (A)  Uncertificated  Accrued  Interest for such REMIC I Regular  Interests for such
Distribution   Date,  plus  (B)  any  amounts  payable  in  respect  thereof  remaining  unpaid  from  previous
Distribution Dates; and

               (b)    to the extent of amounts  remaining after the  distributions  made pursuant to clause (a)
above,  payments of principal shall be allocated as follows:  first, to REMIC I Regular Interests I-1-A through
I-44-B starting with the lowest  numerical  denomination  until the  Uncertificated  Principal  Balance of each such REMIC I Regular  Interest is reduced to zero,  provided that, for REMIC I Regular  Interests with the same numerical  denomination,  such payments of principal  shall be allocated pro rata between such REMIC I  Regular
Interests and second, to the extent of any  Overcollateralization  Reduction Amount to REMIC I Regular Interest
A-I until the Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero.

        REMIC I Interests:  The REMIC I Regular Interests and the Class R I Certificates.

        REMIC I  Realized  Losses:  All Realized Losses on the Mortgage Loans shall be allocated first, on each
Distribution  Date, to REMIC I  Regular  Interest A-I until such REMIC I  Regular  Interest has been reduced to zero.  Second,  Realized  Losses shall be allocated to REMIC I  Regular  Interest I-1-A through REMIC I Regular
Interest I-42-B,  starting with the lowest numerical  denomination until such REMIC I Regular Interest has been reduced to zero,  provided that, for REMIC I  Regular  Interests  with the same  numerical  denomination,  such
Realized Losses shall be allocated pro rata between such REMIC I Regular Interests.

        REMIC I  Regular  Interest.  Any of the separate  non-certificated  beneficial  ownership  interests in
REMIC I  issued  hereunder and designated as a "regular  interest" in REMIC I.  Each REMIC I  Regular  Interest shall accrue  interest at the related  Uncertificated  REMIC I  Pass-Through  Rate in effect from time to time, and shall be  entitled  to  distributions  of  principal,  subject to the terms and  conditions  hereof,  in an aggregate  amount  equal to its  initial  Uncertificated  Principal  Balance  as set  forth in the  Preliminary
Statement  hereto.  The  designations  for the  respective  REMIC I  Regular  Interests  are set  forth  in the
Preliminary Statement hereto.

        REMIC I  Regular  Interest  A-I: A regular  interest in REMIC I  that is held as an asset of  REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC II:  The segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate  REMIC  election is to be made, consisting of the REMIC I Regular Interests.

        REMIC II  Available  Distribution  Amount:  For any  Distribution  Date,  the amount  distributed  from
REMIC I to REMIC II on such Distribution Date in respect of the REMIC I Regular Interests.

        REMIC II  Distribution  Amount: For any Distribution Date, the REMIC II Available  Distribution  Amount
shall  be  distributed  to  REMIC III  in  respect  of  the  REMIC II  Regular  Interests  and  the  Class R-II
Certificates in the following amounts and priority:

               (a)    to REMIC II  Regular  Interest  LT-IO, in an amount equal to (i)  Uncertificated  Accrued
Interest for such  REMIC II  Regular  Interest  for such  Distribution  Date,  plus (ii) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

               (b)    to the extent of amounts  remaining after the  distributions  made pursuant to clause (a)
above,  to  REMIC II  Regular  Interests  LT1,  LT2,  LT3 and LT4,  pro rata,  in an amount  equal to (i) their
Uncertificated  Accrued  Interest  for such  Distribution  Date,  plus  (ii) any  amounts  in  respect  thereof remaining unpaid from previous Distribution Dates; and

               (c)    to the extent of amounts remaining after the  distributions  made pursuant to clauses (a)
and (b) above:

                                    (i)     to REMIC I  Regular  Interests LT2, LT3 and LT4,  their  respective
                      Principal Distribution Amounts;

                                    (ii)    to  REMIC I   Regular   Interest  LT1  any   remainder   until  the
                      Uncertificated Principal Balance thereof is reduced to zero;

                                    (iii)   any remainder to REMIC II  Regular  Interests LT2, LT3 and LT4, pro
                      rata according to their respective  Uncertificated  Principal  Balances as reduced by the distributions  deemed made pursuant to (i) above,  until their respective  Uncertificated
                      Principal Balances are reduced to zero; and

               (d)    to the extent of amounts remaining after the  distributions  made pursuant to clauses (a)
through (c) above:

                                    (i)     first,  to  each  of  the  REMIC II  Regular  Interests,  pro  rata
                      according  to  the  amount  of  unreimbursed   Realized  Losses  allocable  to  principal
                      previously  allocated to each such REMIC II  Regular  Interest,  the aggregate  amount of any  distributions  to the  Certificates as reimbursement of such Realized Losses on such
                      Distribution Date pursuant to clause (ix) in  Section 4.02(c);  provided,  however,  that any  amounts  distributed  pursuant  to  this  paragraph  (d)(i)  of this  definition  of
                      "REMIC II  Distribution  Amount"  shall  not  cause  a  reduction  in the  Uncertificated
                      Principal Balances of any of the REMIC II Regular Interests; and

                                    (ii)    second, to the Class R-III Certificates, any remaining amount.

        REMIC II Net WAC Rate:  With respect to any  Distribution  Date, a per annum rate equal to the weighted average of (x) with  respect  to REMIC I  Regular  Interests  ending  with the  designation  "B," the  weighted average of the Uncertificated  REMIC I  Pass-Through Rates for such REMIC I Regular Interests,  weighted on the basis of the  Uncertificated  Principal  Balance of such REMIC I Regular  Interests for each such  Distribution
Date, (y) with respect to REMIC I Regular Interest A-I, the Uncertificated  REMIC I  Pass-Through Rate for such
REMIC I Regular  Interest,  and (z) with respect to REMIC I Regular  Interests ending with the designation "A,"
for each  Distribution  Date listed below, the weighted average of the rates listed below for each such REMIC I
Regular  Interest  listed below,  weighted on the basis of the  Uncertificated  Principal  Balance of each such
REMIC I Regular Interest for each such Distribution Date:

 DISTRIBUTION
     DATE       REMIC I REGULAR INTEREST                          RATE
      1         I-1-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
      2         I-2-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A                      Uncertificated REMIC I Pass-Through Rate
      3         I-3-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A and I-2-A            Uncertificated REMIC I Pass-Through Rate
      4         I-4-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-3-A        Uncertificated REMIC I Pass-Through Rate
      5         I-5-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-4-A        Uncertificated REMIC I Pass-Through Rate
      6         I-6-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-5-A        Uncertificated REMIC I Pass-Through Rate
      7         I-7-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-6-A        Uncertificated REMIC I Pass-Through Rate
      8         I-8-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-7-A        Uncertificated REMIC I Pass-Through Rate
      9         I-9-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-8-A        Uncertificated REMIC I Pass-Through Rate
      10        I-10-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-9-A        Uncertificated REMIC I Pass-Through Rate
      11        I-11-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-10-A       Uncertificated REMIC I Pass-Through Rate
      12        I-12-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-11-A       Uncertificated REMIC I Pass-Through Rate
      13        I-13-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-12-A       Uncertificated REMIC I Pass-Through Rate
      14        I-14-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-13-A       Uncertificated REMIC I Pass-Through Rate
      15        I-15-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-14-A       Uncertificated REMIC I Pass-Through Rate
      16        I-16-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-15-A       Uncertificated REMIC I Pass-Through Rate
      17        I-17-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-16-A       Uncertificated REMIC I Pass-Through Rate
      18        I-18-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-17-A       Uncertificated REMIC I Pass-Through Rate
      19        I-19-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-18-A       Uncertificated REMIC I Pass-Through Rate
      20        I-20-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-19-A       Uncertificated REMIC I Pass-Through Rate
      21        I-21-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-20-A       Uncertificated REMIC I Pass-Through Rate
      22        I-22-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-21-A       Uncertificated REMIC I Pass-Through Rate
      23        I-23-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-22-A       Uncertificated REMIC I Pass-Through Rate
      24        I-24-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-23-A       Uncertificated REMIC I Pass-Through Rate
      25        I-25-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-24-A       Uncertificated REMIC I Pass-Through Rate
      26        I-26-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-25-A       Uncertificated REMIC I Pass-Through Rate
      27        I-27-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-26-A       Uncertificated REMIC I Pass-Through Rate
      28        I-28-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-27-A       Uncertificated REMIC I Pass-Through Rate
      29        I-29-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-28-A       Uncertificated REMIC I Pass-Through Rate
      30        I-30-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-29-A       Uncertificated REMIC I Pass-Through Rate
      31        I-31-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-30-A       Uncertificated REMIC I Pass-Through Rate
      32        I-32-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-31-A       Uncertificated REMIC I Pass-Through Rate
      33        I-33-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-32-A       Uncertificated REMIC I Pass-Through Rate
      34        I-34-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-33-A       Uncertificated REMIC I Pass-Through Rate
      35        I-35-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-34-A       Uncertificated REMIC I Pass-Through Rate
      36        I-36-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-35-A       Uncertificated REMIC I Pass-Through Rate
      37        I-37-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-36-A       Uncertificated REMIC I Pass-Through Rate
      38        I-38-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-37-A       Uncertificated REMIC I Pass-Through Rate
      39        I-39-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-38-A       Uncertificated REMIC I Pass-Through Rate
      40        I-40-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-39-A       Uncertificated REMIC I Pass-Through Rate
      41        I-41-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-40-A       Uncertificated REMIC I Pass-Through Rate
      42        I-42-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-41-A       Uncertificated REMIC I Pass-Through Rate
      43        I-43-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-42-A       Uncertificated REMIC I Pass-Through Rate
      44        I-44-A                     2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-43-A       Uncertificated REMIC I Pass-Through Rate
  Thereafter    I-1-A through I-44-A       Uncertificated REMIC I Pass-Through Rate

        REMIC II  Principal  Reduction  Amounts:  For any Distribution Date, the amounts by which the principal balances  of the  REMIC II  Regular  Interests  LT1,  LT2,  LT3 and LT4,  respectively  will be reduced on such
Distribution  Date by the  allocation  of Realized  Losses and the  distribution  of  principal,  determined as follows:

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        Y1 =   the principal  balance of the REMIC II  Regular  Interest LT1 after  distributions  on the prior
               Distribution Date.

        Y2 =   the principal  balance of the REMIC II  Regular  Interest LT2 after  distributions  on the prior
               Distribution Date.

        Y3 =   the principal  balance of the REMIC II  Regular  Interest LT3 after  distributions  on the prior
               Distribution Date.

        Y4 =   the principal  balance of the REMIC II  Regular  Interest LT4 after  distributions  on the prior
               Distribution Date (note:  Y3 = Y4).

        (DELTA)Y1 =   the REMIC II Regular Interest LT1 Principal Reduction Amount.

        (DELTA)Y2 =   the REMIC II Regular Interest LT2 Principal Reduction Amount.

        (DELTA)Y3 =   the REMIC II Regular Interest LT3 Principal Reduction Amount.

        (DELTA)Y4 =   the REMIC II Regular Interest LT4 Principal Reduction Amount.

        P0 =   the  aggregate  principal  balance of REMIC II  Regular  Interests  LT1,  LT2, LT3 and LT4 after distributions and the allocation of Realized Losses on the prior Distribution Date.

        P1 =   the aggregate  principal  balance of the REMIC II Regular  Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

        (DELTA)P =    P0 - P1 = the  aggregate  of the  REMIC II  Regular  Interests  LT1,  LT2,  LT3  and  LT4
               Principal Reduction Amounts.

             = the  aggregate  of the  principal  portions  of  Realized  Losses to be  allocated  to,  and the principal  distributions  to be made on, the Certificates on such  Distribution  Date (including
               distributions   of  accrued  and  unpaid  interest  on  the  Class SB   Certificates  for  prior
               Distribution Dates).

        R0 =   the REMIC II Net WAC Rate (stated as a monthly rate) after giving effect to amounts  distributed and Realized Losses allocated on the prior Distribution Date.

        R1 =   the  REMIC II  Net WAC Rate  (stated as a monthly  rate)  after  giving  effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

        (alpha) =     (Y2 + Y3)/P0.  The  initial  value of  (alpha) on the  Closing  Date for use on the first
               Distribution Date shall be 0.0001.

        (gamma)0 =    the  lesser  of (A) the sum for all  Classes  of  Certificates  other  than the  Class SB
               Certificates  and  Class IO  Certificates  of the  product  for each  Class of  (i) the  monthly
               interest   rate  (as  limited  by  the  REMIC II  Net  WAC  Rate,   if   applicable)   for  such
               Class applicable  for  distributions to be made on such Distribution Date and (ii) the aggregate
               Certificate Principal Balance for such Class after  distributions and the allocation of Realized
               Losses on the prior Distribution Date and (B) R0*P0.

        (gamma)1 =    the  lesser  of (A) the sum for all  Classes  of  Certificates  other  than the  Class SB
               Certificates  and  Class IO  Certificates  of the  product  for each  Class of  (i) the  monthly
               interest   rate  (as  limited  by  the  REMIC II  Net  WAC  Rate,   if   applicable)   for  such
               Class applicable for distributions to be made on the next succeeding  Distribution Date and (ii)
               the  aggregate  Certificate  Principal  Balance  for  such  Class after  distributions  and  the allocation of Realized Losses to be made on such Distribution Date and (B) R1*P1.

Then, based on the foregoing definitions:
        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - Y3 - Y4;
        (DELTA)Y2 = (a/2){(a0R1 - a1R0)/R0R1};
        (DELTA)Y3 = (a(DELTA)P - (DELTA)Y2; and
        (DELTA)Y4 = (DELTA)Y3.
if both (DELTA)Y2 and (DELTA)Y3, as so determined, are non-negative numbers.  Otherwise:
        (1)    If (DELTA)Y2, as so determined, is negative, then
        (DELTA)Y2 = 0
        (DELTA)Y3 = a{a1R0P0 - a0R1P1}/{a1R0};
        (DELTA)Y4 = (DELTA)Y3; and
        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.
        (2)    If (DELTA)Y3, as so determined, is negative, then
        (DELTA)Y3 = 0;
        (DELTA)Y2 = a{a1R0P0 - a0R1P1}/{2R1R0P1 - a1R0};
        (DELTA)Y4 = (DELTA)Y3; and
        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

        REMIC II  Realized  Losses:  Realized  Losses on the Mortgage  Loans shall be allocated to the REMIC II
Regular  Interests as follows.  The interest  portion of Realized  Losses on the Mortgage  Loans, if any, shall be allocated  among REMIC II  Regular  Interests LT1, LT2 and LT4, pro rata according to the amount of interest accrued but unpaid thereon,  in reduction  thereof.  Any interest  portion of such Realized Losses in excess of the amount  allocated  pursuant to the preceding  sentence shall be treated as a principal  portion of Realized
Losses not attributable to any specific Mortgage Loan and allocated pursuant to the succeeding  sentences.  The principal  portion of  Realized  Losses with  respect to Mortgage  Loans  shall be  allocated  to the  REMIC II
Regular  Interests as follows:  first, to REMIC II Regular  Interests LT2, LT3 and LT4,  pro-rata  according to
their  respective   REMIC II   Principal   Reduction  Amounts  to  the  extent  thereof  in  reduction  of  the
Uncertificated  Principal  Balance of such REMIC II Regular  Interests and, second,  the remainder,  if any, of such  principal  portion of such  Realized  Losses  shall be  allocated  to REMIC II  Regular  Interest  LT1 in reduction of the Uncertificated Principal Balance thereof.

        REMIC II Regular  Interests:  REMIC II Regular  Interest LT1,  REMIC II Regular Interest LT2,  REMIC II
Regular Interest LT3, REMIC II Regular Interest LT4 and REMIC II Regular Interest LT-IO.

        REMIC II  Regular  Interest LT1: A regular  interest in REMIC II that is held as an asset of REMIC III, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC II  Pass-Through  Rate,  and that has such other  terms as are described herein.

        REMIC II Regular Interest LT1 Principal  Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II  Regular  Interest LT1  Principal  Reduction  Amount for such  Distribution  Date over the
Realized Losses allocated to the REMIC II Regular Interest LT1 on such Distribution Date.

        REMIC II  Regular  Interest LT2: A regular  interest in REMIC II that is held as an asset of REMIC III, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC II  Pass-Through  Rate,  and that has such other  terms as are described herein.

        REMIC II Regular Interest LT2 Principal  Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II  Regular  Interest LT2  Principal  Reduction  Amount for such  Distribution  Date over the
Realized Losses allocated to the REMIC II Regular Interest LT2 on such Distribution Date.

        REMIC II  Regular  Interest LT3: A regular  interest in REMIC II that is held as an asset of REMIC III, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC II  Pass-Through  Rate,  and that has such other  terms as are described herein.

        REMIC II Regular Interest LT3 Principal  Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II  Regular  Interest LT3  Principal  Reduction  Amount for such  Distribution  Date over the
Realized Losses allocated to the REMIC II Regular Interest LT3 on such Distribution Date.

        REMIC II  Regular  Interest LT4: A regular  interest in REMIC II that is held as an asset of REMIC III, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC II  Pass-Through  Rate,  and that has such other  terms as are described herein.

        REMIC II Regular Interest LT4 Principal  Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II  Regular  Interest LT4  Principal  Reduction  Amount for such  Distribution  Date over the
Realized Losses allocated to the REMIC II Regular Interest LT4 on such Distribution Date.

        REMIC II  Regular Interest LT-IO: A regular interest in REMIC II that is held as an asset of REMIC III,
that  has  no  initial  principal  balance,  that  bears  interest  at  the  related  Uncertificated   REMIC II
Pass-Through Rate on its Uncertificated Notional Amount, and that has such other terms as are described herein.

        REMIC III:  The segregated pool of assets subject  hereto,  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate  REMIC  election is to be made, consisting of the REMIC II Regular Interests.

        REMIC III  Available  Distribution  Amount:  For any  Distribution  Date, the amount  distributed  from
REMIC II to REMIC III on such Distribution Date in respect of the REMIC II Regular Interests.

        REMIC III  Distribution Amount: For any Distribution Date, the REMIC III Available  Distribution Amount
shall be deemed  distributed  to Class A, Class M and Class SB  Certificates  in respect of the portion of such
Certificates  representing  ownership of REMIC III  Regular  Interests and the Class R- III Certificates in the
following amounts and priority:

        (i)    to the Class SB  Certificateholders  in respect of the REMIC III Regular Interest IO, the amount distributable  with respect to such  REMIC III  Regular  Interest as described  in the  Preliminary  Statement, being paid from and in reduction of the REMIC III Available Distribution Amount for such Distribution Date;

        (ii)   to the Class A  Certificateholders,  the  Accrued  Certificate  Interest  payable on the Class A
Certificates with respect to such  Distribution  Date, plus any related amounts accrued pursuant to this clause
(i) but remaining  unpaid from any prior  Distribution  Date, being paid from and in reduction of the REMIC III
Available Distribution Amount for such Distribution Date;

        (iii)  to the Class M  Certificateholders,  from the  amount,  if any,  of the  Available  Distribution
Amount  remaining  after the  foregoing  distributions,  Accrued  Certificate  Interest  payable on the Class M
Certificates with respect to such  Distribution  Date, plus any related amounts accrued pursuant to this clause
(ii)  but   remaining   unpaid   from  any   prior   Distribution   Date,   sequentially,   to  the  Class  M-1
Certificateholders,  Class M-2 Certificateholders,  Class M-3 Certificateholders, Class M-4 Certificateholders,
Class  M-5  Certificateholders,   Class  M-6  Certificateholders,   Class  M-7  Certificateholders,  Class  M-8
Certificateholders,  Class M-9 Certificateholders and Class M-10 Certificateholders,  in that order, being paid from and in reduction of the REMIC III Available Distribution Amount for such Distribution Date;

        (iv)   to the Class B  Certificateholders,  the  Accrued  Certificate  Interest  payable on the Class B
Certificates with respect to such  Distribution  Date, plus any related amounts accrued pursuant to this clause
(i) but remaining  unpaid from any prior  Distribution  Date, being paid from and in reduction of the REMIC III
Available Distribution Amount for such Distribution Date;

        (v)    the Principal  Distribution  Amount shall be distributed as follows, to be applied to reduce the principal  balance of the REMIC III  Regular  Interest  related to the applicable  Certificates in each case to the extent of the remaining Principal Distribution Amount:

               (A)    first, the Class A  Principal  Distribution  Amount shall be distributed  sequentially to
    the  Class  A-1  Certificateholders,   Class  A-2  Certificateholders,  Class  A-3  Certificateholders  and
    Class A-4  Certificateholders,  in that order, in each case until the Certificate Principal Balance thereof is reduced to zero;

               (B)    second,  to  the  Class M-1  Certificateholders,  the  Class M-1  Principal  Distribution
    Amount, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

               (C)    third,  to  the  Class M-2  Certificateholders,   the  Class M-2  Principal  Distribution
    Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

               (D)    fourth,  to  the  Class M-3  Certificateholders,  the  Class M-3  Principal  Distribution
    Amount, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

               (E)    fifth,  to  the  Class M-4  Certificateholders,   the  Class M-4  Principal  Distribution
    Amount, until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

               (F)    sixth,  to  the  Class M-5  Certificateholders,   the  Class M-5  Principal  Distribution
    Amount, until the Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero;

               (G)    seventh,  to the  Class M-6  Certificateholders,  the  Class M-6  Principal  Distribution
    Amount, until the Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero;

               (H)    eighth,  to  the  Class M-7  Certificateholders,  the  Class M-7  Principal  Distribution
    Amount, until the Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero;

               (I)    ninth,  to  the  Class M-8  Certificateholders,   the  Class M-8  Principal  Distribution
    Amount, until the Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero;

               (J)    tenth,  to  the  Class M-9  Certificateholders,   the  Class M-9  Principal  Distribution
    Amount,  until the Certificate  Principal  Balance of the Class M-9  Certificates has been reduced to zero;
    and

               (K)    eleventh,  to the Class M-10  Certificateholders,  the Class M-10 Principal  Distribution
    Amount,  until the Certificate  Principal Balance of the Class M-10  Certificates has been reduced to zero;
    and

               (L)    twelfth, to the Class B  Certificateholders,  the Class B Principal  Distribution Amount,
    until the Certificate Principal Balance of the Class B Certificates has been reduced to zero; and

        (vi)   to the Class A  Certificateholders,  Class M Certificateholders  and Class B Certificateholders,
the amount of any Prepayment  Interest  Shortfalls  allocated thereto for such Distribution Date, on a pro rata basis based on Prepayment  Interest  Shortfalls  allocated  thereto to the extent not offset by Eligible Master
Servicing Compensation on such Distribution Date;

        (vii)  to the Class A  Certificateholders,  Class M Certificateholders  and Class B Certificateholders,
the amount of any Prepayment  Interest  Shortfalls  previously  allocated  thereto  remaining unpaid from prior
Distribution  Dates together with interest  thereon at the related Pass Through Rate, on a pro rata basis based on unpaid Prepayment Interest Shortfalls previously allocated thereto;

        (viii) to the  Class  SB  Certificates,  (A)  from  the  amount,  if any,  of the  REMIC III  Available
Distribution Amount remaining after the foregoing  distributions,  the sum of (I) Accrued Certificate  Interest thereon,  (II) the amount of any  Overcollateralization  Reduction Amount for such  Distribution Date and (III)
for any  Distribution  Date after the  Certificate  Principal  Balance  of each Class of Class A  Certificates,
Class M Certificates  and Class B Certificates has been reduced to zero, the  Overcollateralization  Amount and
(B) from  prepayment  charges on deposit in the Certificate  Account,  any prepayment  charges  received on the
Mortgage Loans during the related Prepayment Period; and

        (ix)   to  the  Holders  of the  Class R-III  Certificates,  the  balance,  if  any,  of the  REMIC III
Available  Distribution Amount.

        REMIC III  Regular  Interest  SB-PO:  A separate  non-certificated  beneficial  ownership  interests in
REMIC III  issued  hereunder and  designated as a Regular  Interest in REMIC III.  REMIC III  Regular  Interest
SB-PO shall have no entitlement to interest,  and shall be entitled to  distributions  of principal  subject to the terms and conditions  hereof,  in aggregate amount equal to the initial  Certificate  Principal  Balance of the Class SB Certificates as set forth in the Preliminary Statement hereto.

        REMIC III  Regular  Interest  SB-IO:  A separate  non-certificated  beneficial  ownership  interests in
REMIC III  issued  hereunder and  designated as a Regular  Interest in REMIC III.  REMIC III  Regular  Interest
SB-IO shall have no entitlement to principal,  and shall be entitled to  distributions  of interest  subject to the terms and conditions  hereof, in aggregate amount equal to the interest  distributable  with respect to the
Class SB Certificates pursuant to the terms and conditions hereof.

        REMIC III  Regular  Interest  IO:  A  separate  non-certificated   beneficial  ownership  interests  in
REMIC III  issued hereunder and designated as a Regular  Interest in REMIC III.  REMIC III  Regular Interest IO
shall have no  entitlement  to principal,  and shall be entitled to  distributions  of interest  subject to the terms and conditions  hereof, in aggregate amount equal to the interest  distributable with respect to REMIC II
Regular Interest LT-IO.

        REMIC III  Regular  Interests:  REMIC III  Regular  Interests  SB-IO,  SB-PO and IO,  together with the
Class A  Certificates,  Class M Certificates and Class B  Certificates  exclusive of their respective rights to receive the payment of Basis Risk Shortfalls and other amounts pursuant to the SB-AM Swap Agreement.

        REMIC  Provisions:  Provisions  of the  federal  income  tax  law  relating  to  real  estate  mortgage investment  conduits,  which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related  provisions,  and  temporary  and final  regulations  (or,  to the  extent not  inconsistent  with such temporary  or final  regulations,  proposed  regulations)  and  published  rulings,  notices and  announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO  Acquisition:  The  acquisition by the Master  Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition:  With respect to any REO Property,  a determination by the Master Servicer that it has received  substantially  all Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds and other  payments and recoveries  (including  proceeds of a final sale) which the Master Servicer  expects to be finally  recoverable from the sale or other disposition of the REO Property.

        REO Imputed  Interest:  With  respect to any REO  Property,  for any period,  an amount  equivalent  to interest  (at a rate equal to the Net Mortgage  Rate that would have been  applicable  to the related  Mortgage
Loan  had it been  outstanding)  on the  unpaid  principal  balance  of the  Mortgage  Loan  as of the  date of acquisition thereof for such period.

        REO Proceeds:  Proceeds, net of expenses,  received in respect of any REO Property (including,  without limitation,  proceeds  from the rental of the related  Mortgaged  Property)  which  proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.
        REO  Property:  A Mortgaged  Property  acquired by the Master  Servicer on behalf of the Trust Fund for the benefit of the  Certificateholders  through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable  Modified  Mortgage  Loan:  Any Mortgage  Loan that (a) has been subject to an interest rate reduction,  (b) has been  subject  to a term  extension  or (c) has had  amounts  owing on such  Mortgage  Loan capitalized by adding such amount to the Stated  Principal  Balance of such Mortgage Loan;  provided,  however, that a Mortgage  Loan modified in  accordance  with (a) above for a temporary  period shall not be a Reportable
Modified  Mortgage  Loan if such  Mortgage  Loan has not been  delinquent in payments of principal and interest for six months since the date of such  modification  if that  interest  rate  reduction  is not made  permanent thereafter.

        Repurchase Event:  As defined in the Assignment Agreement.

        Request for Release:  A request for release,  the form of which is attached as Exhibit G  hereto, or an electronic request in a form acceptable to the Custodian.

        Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be  maintained  from time to time  under this  Agreement,  the  Program  Guide or the  related  Subservicing
Agreement in respect of such Mortgage Loan.

        Required  Overcollateralization  Amount:  With  respect  to any  Distribution  Date,  (a) prior  to the
Stepdown Date, an amount equal to 1.80% of the aggregate Stated  Principal  Balance of the Mortgage Loans as of
the  Cut-off  Date,  (b) on or after the  Stepdown  Date if a Trigger  Event is not in effect,  the  greater of
(i) an amount equal to 3.60% of the aggregate  outstanding Stated Principal Balance of the Mortgage Loans after giving effect to distributions  made on that  Distribution  Date and (ii) the  Overcollateralization  Floor and
(c) on  or after  the  Stepdown  Date if a  Trigger  Event  is in  effect,  an  amount  equal  to the  Required
Overcollateralization    Amount   from   the   immediately   preceding    Distribution   Date.   The   Required
Overcollateralization  Amount may be  reduced so long as written  confirmation  is  obtained  from each  Rating
Agency that such reduction  shall not reduce the ratings  assigned to any Class of  Certificates by such Rating
Agency  below the lower of the  then-current  rating or the  rating  assigned  to such  Certificates  as of the
Closing Date by such Rating Agency.

        Residential  Funding:  Residential  Funding  Corporation,  a Delaware  corporation,  in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

        Responsible  Officer:  When used with  respect  to the  Trustee,  any  officer of the  Corporate  Trust
Department  of the Trustee,  including  any Senior Vice  President,  any Vice  President,  any  Assistant  Vice
President,  any Assistant Secretary,  any Trust Officer or Assistant Trust Officer, or any other officer of the
Trustee, in each case with direct responsibility for the administration of this Agreement.

        RFC Exemption:  As defined in Section 5.02(e)(ii).

        Rule 144A:  Rule 144A under the Securities Act.

        Rule 144A  Global  Class B  Certificate:  As defined  in  Section 5.01(b).  A form of Rule 144A  Global
Class B Certificate will be issued substantially in the form attached as Exhibit B-2 hereto.

        SB-AM Swap  Agreement:  The swap  between  the Class SB  Certificateholder  and the Class A and Class M
Certificateholders  evidenced  by the  confirmation  attached  hereto as Exhibit Q and  incorporated  herein by reference.

        Securities Act:  The Securities Act of 1933, as amended.

        Securitization  Transaction:  Any  transaction  involving a sale or other  transfer  of mortgage  loans directly or indirectly to an issuing in connection  with an issuance of publicly  offered or privately  placed, rated or unrated mortgage-backed securities.

        Seller:  With respect to any Mortgage  Loan,  a Person,  including  any  Subservicer,  that  executed a
Seller's Agreement applicable to such Mortgage Loan.

        Seller's  Agreement:  An agreement for the origination and sale of Mortgage Loans generally in the form of the seller  contract  referred  to or  contained  in the  Program  Guide,  or in such other form as has been approved by the Master Servicer and the Depositor.

        Senior  Enhancement  Percentage:  For any Distribution  Date, the fraction,  expressed as a percentage, the  numerator  of  which  is the  sum of (i)  the  aggregate  Certificate  Principal  Balance  of the  Class M
Certificates and Class B  Certificates  and (ii) the  Overcollateralization  Amount,  in each case prior to the distribution of the Principal  Distribution  Amount on such  Distribution  Date and the denominator of which is the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

        Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

        Servicing  Advances:  All  customary,  reasonable  and  necessary  "out of pocket"  costs and  expenses incurred in connection  with a default,  delinquency or other  unanticipated  event by the Master Servicer or a
Subservicer in the  performance of its servicing  obligations,  including,  but not limited to, the cost of (i)
the  preservation,  restoration and protection of a Mortgaged  Property or, with respect to a cooperative loan, the related  cooperative  apartment,  (ii) any  enforcement or judicial  proceedings,  including  foreclosures, including any expenses  incurred in relation to any such  proceedings  that result from the Mortgage Loan being registered on the MERS(R)System,  (iii) the management and liquidation of any REO Property,  (iv) any mitigation procedures  implemented  in  accordance  with  Section 3.07,  and  (v) compliance  with the  obligations  under
Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14,  including,  if the Master Servicer or any Affiliate of the Master
Servicer provides services such as appraisals and brokerage  services that are customarily  provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation AB,  as such may be amended from time to time.

        Servicing  Fee: With respect to any Mortgage Loan and  Distribution  Date,  the fee payable  monthly to the Master  Servicer in respect of master  servicing  compensation  that accrues at an annual rate equal to the
Servicing  Fee Rate  multiplied  by the Stated  Principal  Balance of such  Mortgage Loan as of the related Due
Date in the related Due Period, as may be adjusted pursuant to Section 3.16(e).

        Servicing Fee Rate:  With respect to any Mortgage Loan,  the per annum rate  designated on the Mortgage
Loan  Schedule  as the "MSTR SERV FEE," as may be  adjusted  with  respect to  successor  Master  Servicers  as provided in Section 7.02, which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

        Servicing  Modification:  Any reduction of the interest rate on or the outstanding principal balance of a Mortgage  Loan,  any extension of the final  maturity date of a Mortgage Loan, and any increase to the Stated
Principal  Balance of a Mortgage Loan by adding to the Stated  Principal  Balance unpaid principal and interest and other amounts owing under the Mortgage  Loan,  in each case pursuant to a  modification  of a Mortgage Loan that is in default,  or for which, in the judgment of the Master  Servicer,  default is reasonably  foreseeable in accordance with Section 3.07(a).

        Servicing  Officer:  Any  officer  of  the  Master  Servicer  involved  in,  or  responsible  for,  the administration  and  servicing of the  Mortgage  Loans whose name and  specimen  signature  appear on a list of servicing  officers  furnished to the Trustee by the Master Servicer on the Closing Date, as such list may from time to time be amended.

        Sixty-Plus  Delinquency  Percentage:  With respect to any Distribution Date and the Mortgage Loans, the arithmetic  average,  for each of the three  Distribution  Dates  ending with such  Distribution  Date,  of the fraction,  expressed as a  percentage,  equal to (x) the  aggregate  Stated  Principal  Balance of the Mortgage
Loans that are 60 or more days  delinquent  in payment of principal  and interest for that  Distribution  Date, including  Mortgage Loans in foreclosure  and REO, over (y) the aggregate  Stated  Principal  Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

        Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill  Companies,  Inc.
or its successors in interest.

        Startup Date:  The day designated as such pursuant to Article X hereof.

        Stated  Principal  Balance:  With respect to any Mortgage Loan or related REO Property,  as of any date of  determination,  (i) the sum of (a) the  Cut-off Date  Principal  Balance of the  Mortgage  Loan and (b) any
amount by which the Stated  Principal  Balance of the Mortgage Loan has been increased  pursuant to a Servicing
Modification,  minus  (ii) the  sum of (a) the  principal  portion of the Monthly  Payments due with respect to such  Mortgage  Loan or REO  Property  during each Due Period  ending with the Due Period  relating to the most recent  Distribution  Date which were received or with respect to which an Advance was made,  (b) all Principal
Prepayments  with respect to such  Mortgage  Loan or REO  Property,  and all  Insurance  Proceeds,  Liquidation
Proceeds  and REO  Proceeds,  to the extent  applied by the Master  Servicer  as  recoveries  of  principal  in accordance  with  Section 3.14  with respect to such  Mortgage  Loan or REO  Property,  in each case which were distributed  pursuant to Section 4.02  on any previous  Distribution  Date, and (c) any  Realized Loss incurred with respect to such  Mortgage  Loan  allocated  to  Certificateholders  with respect  thereto for any previous
Distribution Date.

        Stepdown  Date:  That  Distribution  Date which is the  earlier to occur of (a) the  Distribution  Date immediately  succeeding  the  Distribution  Date on which the aggregate  Certificate  Principal  Balance of the
Class A  Certificates  has been  reduced  to zero and (b) the later to occur of  (i) the  Distribution  Date in
June 2009  and (ii) the first  Distribution  Date on which the  Senior  Enhancement  Percentage  is equal to or greater than 44.00%.

        Subordination:  The provisions described in Section 4.05 relating to the allocation of Realized Losses.

        Subordination Percentage:  With respect to the Class A Certificates,  any Class of Class M Certificates
and the Class B Certificates, the respective percentage set forth below.

                                                     SUBORDINATION
                                   CLASS               PERCENTAGE
                                     A                   56.00%
                                    M-1                  63.60%
                                    M-2                  70.70%
                                    M-3                  74.80%
                                    M-4                  78.50%
                                    M-5                  81.90%
                                    M-6                  85.20%
                                    M-7                  88.20%
                                    M-8                  91.00%
                                    M-9                  93.00%
                                   M-10                  94.40%
                                     B                   96.40%

---------------------------------------------------------------------------------------------------------------

        Subsequent  Recoveries:  As of any Distribution  Date,  amounts received by the Master Servicer (net of any related  expenses  permitted to be  reimbursed  pursuant to  Section 3.10)  or surplus  amounts held by the
Master  Servicer to cover  estimated  expenses  (including,  but not limited to,  recoveries  in respect of the representations  and warranties  made by the related Seller pursuant to the applicable  Seller's  Agreement and assigned  to the  Trustee  pursuant  to  Section 2.04)  specifically  related to a  Mortgage  Loan that was the subject of a Cash Liquidation or an REO Disposition  prior to the related  Prepayment  Period and that resulted in a Realized Loss.

        Subserviced  Mortgage Loan: Any Mortgage Loan that, at the time of reference  thereto,  is subject to a
Subservicing Agreement.

        Subservicer:  Any Person with whom the Master  Servicer has entered into a  Subservicing  Agreement and who generally  satisfied the requirements  set forth in the Program Guide in respect of the  qualification of a
Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer Advance:  Any delinquent  installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

        Subservicing  Agreement:  The written contract between the Master Servicer and any Subservicer relating to servicing and  administration  of certain Mortgage Loans as provided in Section 3.02,  generally in the form of the  servicer  contract  referred to or  contained  in the  Program  Guide or in such other form as has been approved by the Master Servicer and the Depositor.

        Subservicing  Fee:  With  respect  to any  Mortgage  Loan,  the  fee  payable  monthly  to the  related
Subservicer  (or,  in the case of a  Nonsubserviced  Mortgage  Loan,  to the  Master  Servicer)  in  respect of subservicing  and other  compensation  that accrues with  respect to each  Distribution  Date at an annual rate designated as "SUBSERV FEE" on the Mortgage Loan Schedule.

        Swap  Account:  The  separate  trust  account  created  and  maintained  by  the  Trustee  pursuant  to
Section 4.10(a).

        Swap Agreement:  The interest rate swap agreement  between the Swap  Counterparty  and the Trustee,  on behalf of the Trust, which agreement  provides for Net Swap Payments and Swap Termination  Payments to be paid, as  provided  therein,  together  with any  schedules,  confirmations  or other  agreements  relating  thereto, attached hereto as Exhibit O.

        Swap  Agreement  Notional  Balance:  As to the Swap Agreement and each Floating Rate Payer Payment Date and Fixed Rate Payer  Payment Date (each as defined in the Swap  Agreement)  the amount set forth on Schedule I to the Swap Agreement for such Floating Rate Payer Payment Date.

        Swap  Counterparty:  The swap  counterparty  under the Swap  Agreement  either (a)  entitled to receive payments from the Trustee from amounts  payable by the Trust Fund under this Agreement or  (b) required to make payments  to the  Trustee  for  payment to the Trust  Fund,  in either  case  pursuant to the terms of the Swap
Agreement,  and any successor in interest or assign.  Initially,  the Swap  Counterparty  shall be Bear Stearns
Financial Products Inc.

        Swap Counterparty  Trigger Event: With respect to any Distribution  Date, (i) an Event of Default under the Swap  Agreement  with respect to which the Swap  Counterparty  is a Defaulting  Party,  (ii) a  Termination
Event under the Swap  Agreement  with respect to which the Swap  Counterparty  is the sole Affected  Party,  or
(iii) an  additional  termination event under the Swap Agreement with respect to which the Swap Counterparty is the sole Affected Party.

        Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

        Swap Termination  Payment:  Upon the occurrence of an Early Termination Date, the payment to be made by the Trustee on behalf of the Trust to the Swap  Counterparty  from payments from the Trust Fund, or by the Swap
Counterparty  to the Trustee for payment to the Trust Fund,  as  applicable,  pursuant to the terms of the Swap
Agreement.

        Tax Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,  U.S. Real Estate
Mortgage  Investment  Conduit Income Tax Return,  including  Schedule Q thereto,  Quarterly  Notice to Residual
Interest  Holders of REMIC  Taxable  Income or Net Loss  Allocation,  or any  successor  forms,  to be filed on behalf of any REMIC hereunder due to its  classification as a REMIC under the REMIC  Provisions,  together with
any  and  all  other   information,   reports  or  returns  that  may  be  required  to  be  furnished  to  the
Certificateholders  or filed with the  Internal  Revenue  Service or any other  governmental  taxing  authority under any applicable provisions of federal, state or local tax laws.

        Telerate Screen Page 3750:  As defined in Section 1.02.

        Temporary  Regulation  S  Global  Class  B  Certificate:  As  defined  in  Section 5.01(b).  A form  of
Temporary  Regulation  S Global  Class B  Certificate  will be issued  substantially  in the form  attached  as
Exhibit B-2 hereto.

        Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transfer Affidavit and Agreement: As defined in Section 5.02(f).

        Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Transferring Servicer:  As defined in Section 3.23(c).

        Trigger  Event:  A Trigger  Event is in effect with  respect to any  Distribution  Date on or after the
Stepdown Date if either (a) the  Sixty-Plus  Delinquency  Percentage,  as determined on that Distribution Date, equals or exceeds 36.36% of the Senior  Enhancement  Percentage for such  Distribution  Date or (b) on or after the  Distribution  Date in June 2008,  the  aggregate  amount of  Realized  Losses on the  Mortgage  Loans as a percentage of the Cut-off Date Balance exceeds the applicable amount set forth below:

        June 2008 to May 2009:              1.40%  with  respect  to June 2008,  plus an  additional  1/12th of
                                            1.70% for each month thereafter.

        June 2009 to May 2010:              3.10%  with  respect  to June 2009,  plus an  additional  1/12th of
                                            1.75% for each month thereafter.

        June 2010 to May 2011:              4.85%  with  respect  to June 2010,  plus an  additional  1/12th of
                                            1.40% for each month thereafter.

        June 2011 to May 2012:              6.25%  with  respect  to June 2011,  plus an  additional  1/12th of
                                            0.75% for each month thereafter.

        June 2012 and thereafter:           7.00%.

        Trustee:  As defined in the preamble hereto.

        Trust Fund: Collectively,  (i) the assets of each REMIC hereunder,  (ii) the Swap Account and (iii) the rights of the Trustee under the Swap Agreement.

        Uncertificated  Accrued  Interest:  With  respect  to  any  Uncertificated  Regular  Interest  for  any
Distribution Date, one month's interest at the related  Uncertificated  Pass-Through Rate for such Distribution
Date,  accrued on the  Uncertificated  Principal  Balance or  Uncertificated  Notional  Amount,  as applicable, immediately prior to such Distribution Date.  Uncertificated  Accrued Interest for the  Uncertificated  Regular
Interests  shall accrue on the basis of a 360-day year  consisting  of twelve  30-day  months.  For purposes of calculating  the  amount  of  Uncertificated  Accrued  Interest  for  the  REMIC I  Regular  Interests  for any
Distribution Date, any Prepayment  Interest  Shortfalls and Relief Act Shortfalls (to the extent not covered by
Compensating  Interest)  shall be allocated  among REMIC I Regular  Interests,  pro rata,  based on, and to the extent of, Uncertificated  Accrued Interest,  as calculated without application of this sentence.  For purposes of  calculating  the amount of  Uncertificated  Accrued  Interest for the REMIC II  Regular  Interests  for any
Distribution Date, any Prepayment  Interest  Shortfalls and Relief Act Shortfalls (to the extent not covered by
Compensating  Interest) shall be allocated among the REMIC II  Regular  Interests,  pro rata,  based on, and to the  extent  of,  Uncertificated  Accrued  Interest,  as  calculated  without  application  of  this  sentence.
Uncertificated  Interest on REMIC III  Regular  Interest SB-PO shall be zero.  Uncertificated  Accrued Interest on the REMIC III  Regular Interest SB-IO for each Distribution  Date shall equal Accrued  Certificate  Interest for the Class SB Certificates.

        Uncertificated  Notional  Amount:  With respect to the Class SB  Certificates or the REMIC III  Regular
Interest SB-IO,  immediately  prior to any  Distribution  Date, the aggregate of the  Uncertificated  Principal
Balances of the REMIC II Regular Interests.

        With respect to REMIC II Regular Interest LT-IO and each  Distribution Date listed below, the aggregate
Uncertificated  Principal  Balance of the REMIC I  Regular  Interests  ending with the  designation  "A" listed below:

             DISTRIBUTION
                 DATE                            REMIC I REGULAR INTERESTS
                   1                                I-1-A through I-44-A
                   2                                I-2-A through I-44-A
                   3                                I-3-A through I-44-A
                   4                                I-4-A through I-44-A
                   5                                I-5-A through I-44-A
                   6                                I-6-A through I-44-A
                   7                                I-7-A through I-44-A
                   8                                I-8-A through I-44-A
                   9                                I-9-A through I-44-A
                  10                               I-10-A through I-44-A
                  11                               I-11-A through I-44-A
                  12                               I-12-A through I-44-A
                  13                               I-13-A through I-44-A
                  14                               I-14-A through I-44-A
                  15                               I-15-A through I-44-A
                  16                               I-16-A through I-44-A
                  17                               I-17-A through I-44-A
                  18                               I-18-A through I-44-A
                  19                               I-19-A through I-44-A
                  20                               I-20-A through I-44-A
                  21                               I-21-A through I-44-A
                  22                               I-22-A through I-44-A
                  23                               I-23-A through I-44-A
                  24                               I-24-A through I-44-A
                  25                               I-25-A through I-44-A
                  26                               I-26-A through I-44-A
                  27                               I-27-A through I-44-A
                  28                               I-28-A through I-44-A
                  29                               I-29-A through I-44-A
                  30                               I-30-A through I-44-A
                  31                               I-31-A through I-44-A
                  32                               I-32-A through I-44-A
                  33                               I-33-A through I-44-A
                  34                               I-34-A through I-44-A
                  35                               I-35-A through I-44-A
                  36                               I-36-A through I-44-A
                  37                               I-37-A through I-44-A
                  38                               I-38-A through I-44-A
                  39                               I-39-A through I-44-A
                  40                               I-40-A through I-44-A
                  41                               I-41-A through I-44-A
                  42                               I-42-A through I-44-A
                  43                               I-43-A through I-44-A
                  44                                       I-44-A
              thereafter                                   $0.00

        With respect to REMIC III Regular Interest IO,  immediately  prior to any Distribution  Date, an amount equal to the Uncertificated Notional Amount of REMIC II Regular Interest LT-IO.

        Uncertificated  Pass-Through Rate: The Uncertificated  REMIC I  Pass-Through Rate or the Uncertificated
REMIC II Pass-Through Rate, as applicable.

        Uncertificated  Principal  Balance:  The  principal  amount  of  any  Uncertificated  Regular  Interest outstanding  as of any date of  determination.  The  Uncertificated  Principal  Balance of each  REMIC  Regular
Interest  shall never be less than zero.  With respect to REMIC III  Regular  Interest SB-PO the initial amount set forth with  respect  thereto in the  Preliminary  Statement  as reduced  by  distributions  deemed  made in respect thereof pursuant to Section 4.02 and Realized Losses allocated thereto pursuant to Section 4.05.

        Uncertificated Regular Interests: The REMIC I Regular Interests and the REMIC II Regular Interests.

        Uncertificated  REMIC I Pass-Through Rate With respect to each REMIC I Regular Interest ending with the designation  "A," a per annum rate equal to the  weighted  average  Net  Mortgage  Rate of the  Mortgage  Loans multiplied  by two (2),  subject to a maximum rate of 10.900%.  With respect to each REMIC I  Regular  Interest ending with the  designation  "B," the  greater of (x) a per annum rate equal to the  excess,  if any, of (i) 2 multiplied  by the  weighted  average  Net  Mortgage  Rate of the  Mortgage  Loans  over  (ii) 10.900%  and (y)
0.00000%.  With  respect to REMIC I  Regular  Interest  A-I,  the  weighted  average Net  Mortgage  Rate of the
Mortgage Loans.

        Uncertificated  REMIC II  Pass-Through  Rate: With respect to any  Distribution  Date and  (i) REMIC II
Regular  Interests LT1 and LT2, the REMIC II Net WAC Rate,  (ii) REMIC II  Regular  Interest LT3, zero (0.00%),
(iii)  REMIC II  Regular  Interest LT4,  twice the REMIC II Net WAC Rate,  and (iv) REMIC II  Regular  Interest
LT-IO,  the excess of (i) the weighted average of the  Uncertificated  REMIC I  Pass-Through  Rates for REMIC I
Regular Interests ending with the designation "A," over (ii) 2 multiplied by Swap LIBOR.

        Uniform Single Attestation  Program for Mortgage Bankers:  The Uniform Single  Attestation  Program for
Mortgage  Bankers,  as published by the Mortgage  Bankers  Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured  Cause:  Any  cause of  damage to  property  subject  to a  Mortgage  such that the  complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United  States  Person:  Either  (i) a  citizen  or  resident  of the  United  States,  a  corporation, partnership  or other entity  (treated as a corporation  or  partnership  for United States  federal income tax purposes)  created  or  organized  in, or under the laws of,  the  United  States,  any state  thereof,  or the
District of Columbia  (except in the case of a  partnership,  to the extent  provided in Treasury  regulations)
provided  that,  for  purposes  solely  of the  restrictions  on  the  transfer  of  Class R  Certificates,  no partnership  or other entity  treated as a partnership  for United States  federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such  partnership  either directly or through any entity that is not a corporation  for United States  federal income tax purposes are required by the  applicable  operative  agreement  to be  United  States  Persons,  or  an  estate  that  is  described  in
Section 7701(a)(30)(D)  of the Code,  or a trust that is described in  Section 7701(a)(30)(E)  of the Code,  or
(ii) as defined in Regulation S, as the context may require.

        Voting Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any
Certificate.  98.00% of all of the Voting Rights shall be allocated among Holders of the Class A  Certificates,
Class M  Certificates  and  Class B  Certificates,  in  proportion  to the  outstanding  Certificate  Principal
Balances  of their  respective  Certificates;  1.00% of all of the  Voting  Rights  shall be  allocated  to the
Holders  of the  Class SB  Certificates;  and  0.33%,  0.33% and  0.34% of all of the  Voting  Rights  shall be allocated  to the Holders of the Class R-I,  Class R-II and Class  R-III  Certificates,  respectively;  in each case to be allocated  among the  Certificates  of such Class in  accordance  with their  respective  Percentage
Interests.

Section 1.02.  Determination of LIBOR.

        LIBOR  applicable  to the  calculation  of the  Pass-Through  Rate on the  LIBOR  Certificates  for any
Interest  Accrual  Period  will be  determined  as of each  LIBOR  Rate  Adjustment  Date.  On each  LIBOR Rate
Adjustment  Date, or if such LIBOR Rate  Adjustment  Date is not a Business  Day,  then on the next  succeeding
Business Day,  LIBOR shall be  established by the Trustee and, as to any Interest  Accrual  Period,  will equal the rate for one month United  States  dollar  deposits  that  appears on the  Telerate  Screen Page 3750 as of
11:00 a.m.,  London time, on such LIBOR Rate  Adjustment  Date.  "Telerate  Screen Page 3750" means the display designated  as page 3750 on the Bridge  Telerate  Service (or such other page as may replace  page 3750 on that service for the purpose of displaying  London  interbank  offered rates of major banks).  If such rate does not appear on such page (or such other page as may  replace  that page on that  service,  or if such  service is no longer offered,  LIBOR shall be so established by use of such other service for displaying  LIBOR or comparable rates as may be selected by the Trustee  after  consultation  with the Master  Servicer),  the rate will be the
Reference  Bank  Rate.  The  "Reference  Bank  Rate"  will be  determined  on the  basis of the  rates at which deposits in U.S.  Dollars are offered by the  reference  banks  (which  shall be any three major banks that are engaged in transactions in the London interbank  market,  selected by the Trustee after  consultation  with the
Master  Servicer)  as of 11:00  a.m.,  London  time,  on the LIBOR Rate  Adjustment  Date to prime banks in the
London interbank market for a period of one month in amounts  approximately equal to the aggregate  Certificate
Principal Balance of the LIBOR  Certificates  then outstanding.  The Trustee shall request the principal London office of each of the  reference  banks to provide a  quotation  of its rate.  If at least two such  quotations are  provided,  the rate will be the  arithmetic  mean of the  quotations  rounded up to the next  multiple  of
1/16%.  If on such date fewer than two  quotations  are provided as requested,  the rate will be the arithmetic mean of the  rates  quoted  by one or more  major  banks  in New  York  City,  selected  by the  Trustee  after consultation  with the Master  Servicer,  as of 11:00 a.m.,  New York City time, on such date for loans in U.S.
Dollars to leading  European  banks for a period of one month in amounts  approximately  equal to the aggregate
Certificate  Principal  Balance  of the LIBOR  Certificates  then  outstanding.  If no such  quotations  can be obtained,  the rate will be LIBOR for the prior Distribution Date;  provided however,  if, under the priorities described above,  LIBOR for a Distribution Date would be based on LIBOR for the previous  Distribution Date for the third  consecutive  Distribution  Date, the Trustee,  after  consultation  with the Master Servicer,  shall select an  alternative  comparable  index  (over  which  the  Trustee  has no  control),  used for  determining one-month  Eurodollar  lending rates that is calculated  and  published  (or  otherwise  made  available) by an independent  party.  The  establishment  of LIBOR by the  Trustee  on any LIBOR  Rate  Adjustment  Date and the
Trustee's  subsequent  calculation  of the  Pass-Through  Rates  applicable to the LIBOR  Certificates  for the relevant  Interest  Accrual  Period,  in the absence of manifest  error,  will be final and  binding.  Promptly following  each LIBOR Rate  Adjustment  Date the Trustee  shall supply the Master  Servicer with the results of its  determination of LIBOR on such date.  Furthermore,  the Trustee shall supply to any  Certificateholder  so requesting by calling  1-800-934-6802,  the Pass-Through Rate on the LIBOR Certificates for the current and the immediately preceding Interest Accrual Period.

ARTICLE II

                                         CONVEYANCE OF MORTGAGE LOANS;
                                       ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a)     The Depositor,  concurrently with the execution and delivery hereof,  does hereby assign to the Trustee in respect of the Trust Fund  without  recourse all the right,  title and  interest of the  Depositor in and to
(i) the  Mortgage  Loans,  including all interest and principal on or with respect to the Mortgage Loans due on or after the Cut-off Date (other than  Monthly  Payments  due in the month of the Cut-off  Date);  and (ii) all proceeds of the foregoing.

(b)     In connection with such assignment,  and contemporaneously with the delivery of this Agreement,  except as set forth in Section 2.01(c)  below and subject to Section 2.01(d)  below, the Depositor does hereby deliver to, and deposit  with,  the Trustee,  or to and with one or more  Custodians,  as the duly  appointed  agent or agents of the  Trustee  for such  purpose,  the  following  documents  or  instruments  (or  copies  thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

(i)     The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the Trustee and showing an unbroken chain of endorsements  from the originator  thereof to the Person endorsing it to the Trustee, or with respect to any  Destroyed  Mortgage  Note,  an original  lost note  affidavit  from the related
        Seller  or  Residential  Funding  stating  that the  original  Mortgage  Note was  lost,  misplaced  or destroyed, together with a copy of the related Mortgage Note;

(ii)    The original  Mortgage,  noting the presence of the MIN of the  Mortgage  Loan and language  indicating that the Mortgage  Loan is a MOM Loan if the Mortgage  Loan is a MOM Loan,  with  evidence of recording indicated  thereon or, if the original  Mortgage has not yet been  returned  from the public  recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

(iii)   Unless the Mortgage Loan is registered on the MERS(R)System,  the  assignment  (which may be included in one or more blanket  assignments  if permitted by  applicable  law) of the Mortgage to the Trustee with evidence of  recording  indicated  thereon or a copy of such  assignment  with  evidence  of  recording indicated thereon;

(iv)    The original  recorded  assignment or  assignments  of the Mortgage  showing an unbroken chain of title from the  originator  to the Person  assigning it to the Trustee (or to MERS,  if the Mortgage  Loan is
        registered  on the MERS(R)System and noting the presence of a MIN) with  evidence of  recordation  noted
        thereon or attached thereto,  or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)     The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to  such  Mortgage  Loan,  or a copy of each  modification,  assumption  agreement  or  preferred  loan agreement.

        The   Depositor   may,  in  lieu  of   delivering   the  original  of  the   documents   set  forth  in
Section 2.01(b)(ii),  (iii), (iv) and (v) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or  Custodians,  deliver such  documents to the Master  Servicer,  and the Master  Servicer shall hold such  documents in trust for the use and benefit of all present and future  Certificateholders  until such time as is set forth in the next  sentence.  Within  thirty  Business  Days  following  the  earlier of (i) the receipt of the original of all of the documents or instruments set forth in  Section 2.01(b)(ii),  (iii),  (iv)
and (v) (or copies  thereof as permitted by such Section) for any Mortgage  Loan and (ii) a written  request by the Trustee to deliver  those  documents  with respect to any or all of the  Mortgage  Loans then being held by the Master  Servicer,  the Master Servicer shall deliver a complete set of such documents to the Trustee or the
Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(c)     Notwithstanding  the provisions of  Section 2.01(b),  in the event that in connection with any Mortgage
Loan, if the Depositor cannot deliver the original of the Mortgage,  any assignment,  modification,  assumption agreement or preferred  loan  agreement  (or copy thereof as  permitted by  Section 2.01(b))  with  evidence of recording  thereon  concurrently  with the  execution  and  delivery of this  Agreement  because of (i) a delay caused by the public recording office where such Mortgage,  assignment,  modification,  assumption agreement or preferred  loan  agreement  as the case may be,  has been  delivered  for  recordation,  or (ii) a delay in the receipt of certain  information  necessary to prepare the related  assignments,  the Depositor shall deliver or cause  to be  delivered  to the  Trustee  or the  respective  Custodian  a copy of such  Mortgage,  assignment, modification, assumption agreement or preferred loan agreement.

        The Depositor  shall promptly cause to be recorded in the  appropriate  public office for real property records the  Assignment  referred to in clause  (iii) of  Section 2.01(b),  except (a) in states  where,  in an
Opinion of Counsel  acceptable to the Master Servicer,  such recording is not required to protect the Trustee's interests  in the  Mortgage  Loan  or (b) if MERS is  identified  on the  Mortgage  or on a  properly  recorded assignment  of the  Mortgage,  as  applicable,  as the  mortgagee of record  solely as nominee for  Residential
Funding and its  successors  and assigns.  If any  Assignment  is lost or returned  unrecorded to the Depositor because of any defect  therein,  the Depositor  shall prepare a substitute  Assignment or cure such defect,  as the case may be, and cause such  Assignment to be recorded in  accordance  with this  paragraph.  The Depositor shall  promptly  deliver or cause to be delivered to the Trustee or the  respective  Custodian such Mortgage or
Assignment,  as  applicable  (or copy  thereof as  permitted by  Section 2.01(b)),  with  evidence of recording indicated  thereon upon receipt  thereof from the public  recording  office or from the related  Subservicer or
Seller.

        If the  Depositor  delivers to the Trustee or Custodian  any Mortgage Note or Assignment of Mortgage in
blank,  the Depositor  shall,  or shall cause the Custodian to,  complete the  endorsement of the Mortgage Note and the  Assignment  of  Mortgage  in the name of the Trustee in  conjunction  with the  Interim  Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(ii),  (iii), (iv) and (v) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection  with the assignment of any Mortgage Loan  registered on the MERS(R)System,  the Depositor further agrees that it will cause, at the  Depositor's  own expense,  within 30 Business Days after the Closing
Date,  the MERS(R)System to  indicate  that such  Mortgage  Loans have been  assigned by the  Depositor  to the
Trustee  in  accordance  with this  Agreement  for the  benefit  of the  Certificateholders  by  including  (or deleting,  in the case of Mortgage  Loans which are  repurchased  in  accordance  with this  Agreement) in such computer files (a) the code in the field which  identifies  the specific  Trustee and (b) the code in the field
"Pool Field" which  identifies the series of the  Certificates  issued in connection  with such Mortgage Loans.
The  Depositor  further  agrees that it will not,  and will not permit the Master  Servicer  to, and the Master
Servicer  agrees that it will not,  alter the codes  referenced in this  paragraph with respect to any Mortgage
Loan during the term of this Agreement  unless and until such Mortgage Loan is  repurchased in accordance  with the terms of this Agreement.

(d)     It is intended that the  conveyances  by the Depositor to the Trustee of the Mortgage Loans as provided for in this  Section 2.01 and the  Uncertificated  Regular Interests be construed as a sale by the Depositor to the  Trustee  of  the  Mortgage  Loans  and  the  Uncertificated  Regular  Interests  for  the  benefit  of the
Certificateholders.  Further,  it is not  intended  that any such  conveyance  be  deemed to be a pledge of the
Mortgage  Loans and the  Uncertificated  Regular  Interests by the Depositor to the Trustee to secure a debt or other  obligation  of the  Depositor.  Nonetheless,  (a) this  Agreement  is  intended  to be and  hereby  is a security  agreement  within the meaning of  Articles 8 and 9 of the New York  Uniform  Commercial  Code and the
Uniform  Commercial  Code of any  other  applicable  jurisdiction;  (b) the  conveyances  provided  for in this
Section 2.01  shall be deemed to be (1) a grant by the  Depositor to the Trustee of a security  interest in all of the Depositor's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to (A) the Mortgage Loans,  including the related  Mortgage Note, the Mortgage, any insurance  policies and all other documents in the related  Mortgage File, (B) all amounts payable pursuant to the Mortgage  Loans or the Swap  Agreement in  accordance  with the terms  thereof,  (C) any  Uncertificated
Regular  Interests  and any  and  all  general  intangibles,  payment  intangibles,  accounts,  chattel  paper, instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods, letters of credit, advices of credit and  investment  property  and other  property  of  whatever  kind or  description  now  existing  or hereafter  acquired  consisting of,  arising from or relating to any of the foregoing,  and (D) all proceeds of the  conversion,  voluntary or  involuntary,  of the  foregoing  into cash,  instruments,  securities  or other property,  including  without  limitation  all amounts  from time to time held or  invested in the  Certificate
Account or the Custodial Account,  whether in the form of cash,  instruments,  securities or other property and
(2) an  assignment  by the  Depositor  to the Trustee of any  security  interest in any and all of  Residential
Funding's  right  (including  the power to convey  title  thereto),  title and  interest,  whether now owned or hereafter  acquired,  in and to the  property  described  in the  foregoing  clauses  (1)(A),  (B), (C) and (D)
granted by Residential  Funding to the Depositor  pursuant to the Assignment  Agreement;  (c) the possession by the  Trustee,  the  Custodian  or any other  agent of the  Trustee of  Mortgage  Notes or such  other  items of
property  as  constitute  instruments,  money,  payment  intangibles,   negotiable  documents,  goods,  deposit
accounts,  letters of credit, advices of credit, investment property,  certificated securities or chattel paper shall be deemed to be  "possession by the secured  party," or possession by a purchaser or a person  designated by such secured  party,  for purposes of perfecting  the security  interest  pursuant to the Minnesota  Uniform
Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction as in effect (including, without limitation,  Sections 8-106, 9-313 and 9-106 thereof);  and  (d) notifications  to persons holding such property,  and acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed notifications to, or acknowledgments,  receipts or confirmations from,  securities  intermediaries,  bailees or agents of, or persons  holding for, (as  applicable)  the Trustee for the purpose of  perfecting  such security interest under applicable law.

        The Depositor and, at the  Depositor's  direction,  Residential  Funding and the Trustee shall,  to the extent  consistent  with this Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the  Uncertificated  Regular
Interests and the other  property  described  above,  such security  interest would be deemed to be a perfected security  interest of first  priority under  applicable law and will be maintained as such  throughout the term of this Agreement.  Without  limiting the generality of the foregoing,  the Depositor shall prepare and deliver to the Trustee not less than 15 days  prior to any filing date and, the Trustee  shall  forward for filing,  or shall cause to be forwarded  for filing,  at the expense of the  Depositor,  all filings  necessary to maintain the  effectiveness  of any original  filings  necessary  under the Uniform  Commercial Code as in effect in any jurisdiction  to  perfect  the  Trustee's  security  interest  in  or  lien  on  the  Mortgage  Loans  and  the
Uncertificated  Regular  Interests,  as evidenced  by an  Officers'  Certificate  of the  Depositor,  including without limitation (x) continuation  statements,  and (y) such other statements as may be occasioned by (1) any change of name of Residential  Funding,  the Depositor or the Trustee (such  preparation and filing shall be at the expense of the Trustee,  if occasioned by a change in the  Trustee's  name),  (2) any change of location of the place of business or the chief executive office of Residential  Funding or the Depositor,  (3) any transfer of any  interest of  Residential  Funding or the  Depositor  in any  Mortgage  Loan or (4) any  transfer of any interest of Residential Funding or the Depositor in any Uncertificated Regular Interests.

Section 2.02.  Acceptance by Trustee.

        The Trustee  acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based  solely  upon a receipt  or  certification  executed  by the  Custodian,  receipt  by the  respective
Custodian  as the duly  appointed  agent of the  Trustee) of the  documents  referred to in  Section 2.01(b)(i)
above (except that for purposes of such  acknowledgement  only, a Mortgage Note may be endorsed in blank and an
Assignment  of Mortgage  may be in blank) and  declares  that it, or a Custodian  as its agent,  holds and will hold such documents and the other  documents  constituting  a part of the Mortgage Files  delivered to it, or a
Custodian  as its agent,  in trust for the use and benefit of all present  and future  Certificateholders.  The
Trustee or Custodian (such Custodian being so obligated under a Custodial  Agreement)  agrees,  for the benefit of  Certificateholders,  to review each  Mortgage  File  delivered  to it pursuant  to  Section 2.01(b)  within
90 days  after  the  Closing  Date to  ascertain  that all  required  documents  (specifically  as set forth in
Section 2.01(b)),  have been  executed and  received,  and that such  documents  relate to the  Mortgage  Loans identified on the Mortgage Loan  Schedule,  as  supplemented,  that have been conveyed to it, and to deliver to the  Trustee a  certificate  (the  "Interim  Certification")  to the effect that all  documents  required to be delivered pursuant to  Section 2.01(b)  above have been executed and received and that such documents relate to the Mortgage  Loans  identified on the Mortgage Loan Schedule,  except for any exceptions  listed on Schedule A attached to such Interim  Certification.  Upon  delivery of the Mortgage  Files by the  Depositor or the Master
Servicer,  the Trustee shall  acknowledge  receipt (or,  with respect to Mortgage  Loans subject to a Custodial
Agreement,  and based  solely  upon a receipt  or  certification  executed  by the  Custodian,  receipt  by the respective  Custodian  as  the  duly  appointed  agent  of  the  Trustee)  of  the  documents  referred  to  in
Section 2.01(b) above.

        If the  Custodian,  as the Trustee's  agent,  finds any document or documents  constituting a part of a
Mortgage File to be missing or defective,  upon receipt of notification  from the Custodian as specified in the succeeding  sentence,  the  Trustee  shall  promptly  so notify or cause the  Custodian  to notify  the  Master
Servicer and the  Depositor.  Pursuant to  Section 2.3  of the Custodial  Agreement,  the Custodian will notify the Master  Servicer,  the  Depositor  and the Trustee of any such omission or defect found by it in respect of any Mortgage  File held by it in respect of the items  received by it pursuant to the Custodial  Agreement.  If such  omission or defect  materially  and adversely  affects the interests in the related  Mortgage Loan of the
Certificateholders,  the Master  Servicer  shall  promptly  notify the  related  Subservicer  or Seller of such omission or defect and request that such  Subservicer  or Seller correct or cure such omission or defect within
60 days from the date the Master  Servicer was notified of such omission or defect and, if such  Subservicer or
Seller does not correct or cure such omission or defect  within such period,  that such  Subservicer  or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase  Price,  in either case within 90 days from the date the Master  Servicer  was  notified of such  omission or defect;  provided  that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in  Section 860G(a)(3)  of the
Code,  any such cure or  repurchase  must occur within  90 days from the date such breach was  discovered.  The
Purchase  Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master  Servicer in the  Custodial  Account  maintained  by it  pursuant to  Section 3.07  and,  upon  receipt by the Trustee of written notification of such deposit signed by a Servicing Officer,  the Trustee or any Custodian,  as the case may be,  shall  release to the Master  Servicer the related  Mortgage  File and the Trustee  shall  execute and deliver  such  instruments  of transfer or  assignment  prepared by the Master  Servicer,  in each case without recourse,  as shall be necessary to vest in the Subservicer or Seller or its designee,  as the case may be, any
Mortgage  Loan  released  pursuant  hereto and  thereafter  such  Mortgage  Loan shall not be part of the Trust
Fund. In furtherance of the foregoing and  Section 2.04,  if the  Subservicer or Seller or Residential  Funding
that  repurchases  the  Mortgage  Loan is not a member  of MERS and the  Mortgage  is  registered  on the MERS(R)
System,  the Master Servicer,  at its own expense and without any right of  reimbursement,  shall cause MERS to execute and deliver an  assignment  of the Mortgage in  recordable  form to transfer the Mortgage  from MERS to such  Subservicer  or  Seller  or  Residential  Funding  and shall  cause  such  Mortgage  to be  removed  from registration  on the MERS(R)System in accordance with MERS' rules and  regulations.  It is understood and agreed that the  obligation  of the  Subservicer  or Seller,  to so cure or purchase any  Mortgage  Loan as to which a material and adverse defect in or omission of a constituent  document  exists shall  constitute the sole remedy
respecting   such  defect  or  omission   available  to   Certificateholders   or  the  Trustee  on  behalf  of
Certificateholders.

Section 2.03.  Representations, Warranties and Covenants of the Master Servicer and the Depositor.

(a)     The  Master  Servicer  hereby   represents  and  warrants  to  the  Trustee  for  the  benefit  of  the
Certificateholders that:

(i)     The Master Servicer is a corporation  duly organized,  validly  existing and in good standing under the laws  governing its creation and existence and is or will be in compliance  with the laws of each state in which any  Mortgaged  Property is located to the extent  necessary to ensure the  enforceability  of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)    The execution and delivery of this Agreement by the Master  Servicer and its performance and compliance with the terms of this Agreement will not violate the Master  Servicer's  Certificate of  Incorporation
        or Bylaws or constitute a material  default (or an event which,  with notice or lapse of time, or both, would  constitute  a material  default)  under,  or result in the  material  breach  of,  any  material contract,  agreement  or other  instrument  to which  the  Master  Servicer  is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)   This Agreement,  assuming due  authorization,  execution and delivery by the Trustee and the Depositor, constitutes a valid,  legal and binding  obligation of the Master Servicer,  enforceable  against it in accordance  with the  terms  hereof  subject  to  applicable  bankruptcy,  insolvency,  reorganization, moratorium  and other laws  affecting the  enforcement  of creditors'  rights  generally and to general principles of equity,  regardless of whether such  enforcement  is considered in a proceeding in equity or at law;

(iv)    The Master  Servicer is not in default  with  respect to any order or decree of any court or any order, regulation or demand of any federal,  state, municipal or governmental agency, which default might have consequences  that  would  materially  and  adversely  affect  the  condition  (financial  or other) or operations of the Master Servicer or its properties or might have  consequences  that would  materially adversely affect its performance hereunder;

(v)     No litigation is pending or, to the best of the Master  Servicer's  knowledge,  threatened  against the
        Master  Servicer which would  prohibit its entering into this  Agreement or performing its  obligations under this Agreement;

(vi)    The Master  Servicer  shall comply in all material  respects in the  performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)   No information,  certificate of an officer,  statement  furnished in writing or report delivered to the
        Depositor,  any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master  Servicer,  contain  any untrue  statement  of a  material  fact or omit a material  fact necessary to make the information, certificate, statement or report not misleading;

(viii)  The Master Servicer has examined each existing,  and will examine each new, Subservicing  Agreement and is or will be familiar with the terms thereof.  The terms of each existing  Subservicing  Agreement and each designated  Subservicer are acceptable to the Master Servicer and any new Subservicing  Agreements
        will comply with the provisions of Section 3.02;

(ix)    The Master  Servicer is a member of MERS in good  standing,  and will comply in all  material  respects with the rules and  procedures of MERS in connection  with the servicing of the Mortgage Loans that are registered with MERS; and

(x)     The  Servicing  Guide of the Master  Servicer  requires  that the  Subservicer  for each  Mortgage Loan accurately and fully reports its borrower  credit files to each of the Credit  Repositories in a timely manner.

It is understood and agreed that the  representations  and warranties set forth in this  Section 2.03(a)  shall survive  delivery of the respective  Mortgage  Files to the Trustee or any Custodian.  Upon discovery by either the  Depositor,  the  Master  Servicer,  the  Trustee or any  Custodian  of a breach of any  representation  or warranty  set forth in this  Section 2.03(a)  which  materially  and  adversely  affects the  interests  of the
Certificateholders  in any Mortgage  Loan, the party  discovering  such breach shall give prompt written notice to the other parties (any  Custodian  being so obligated  under a Custodial  Agreement).  Within 90 days of its discovery or its receipt of notice of such  breach,  the Master  Servicer  shall either (i) cure such breach in all material  respects or (ii) to the extent that such breach is with  respect to a Mortgage  Loan or a related document,  purchase such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02;  provided  that if the breach  would cause the  Mortgage  Loan to be other than a  "qualified mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure or repurchase must occur within 90 days from the date such breach was  discovered.  The obligation of the Master  Servicer to cure such breach or to so purchase such Mortgage Loan shall  constitute  the sole remedy in respect of a breach of a  representation  and warranty  set forth in this  Section 2.03(a)  available to the  Certificateholders  or the Trustee on behalf of the Certificateholders.

(b)     The Depositor hereby  represents and warrants to the Trustee for the benefit of the  Certificateholders that as of the Closing Date (or, if otherwise  specified  below, as of the date so specified):  (i) immediately prior to the  conveyance  of the Mortgage  Loans to the Trustee,  the  Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge,  lien,  encumbrance or security interest (other than rights to servicing and related  compensation)  and such  conveyance  validly  transfers  ownership of the
Mortgage Loans to the Trustee free and clear of any pledge,  lien,  encumbrance or security interest;  and (ii)
each Mortgage Loan  constitutes a "qualified  mortgage"  under  Section 860G(a)(3)(A)  of the Code and Treasury
Regulation Section 1.860G-2(a)(1),  (2),  (4),  (5), (6), (7) and (9),  without  reliance on the  provisions of
Treasury   Regulation Section 1.860G-2(a)(3)   or  Treasury   Regulation Section 1.860G-2(f)(2)  or  any  other
provision  that  would  allow a  Mortgage  Loan to be treated as a  "qualified  mortgage"  notwithstanding  its
failure    to   meet   the    requirements    of    Section 860G(a)(3)(A)    of   the    Code   and    Treasury
Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9).

        It is understood and agreed that the representations  and warranties set forth in this  Section 2.03(b)
shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Depositor,  the Master Servicer,  the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this  Section 2.03(b)  which materially and adversely affects the interests of the  Certificateholders  in any Mortgage Loan, the party discovering such breach shall give  prompt  written  notice  to the  other  parties  (any  Custodian  being so  obligated  under a  Custodial
Agreement);  provided,  however,  that in the event of a breach of the representation and warranty set forth in
Section 2.03(b)(ii),  the party  discovering  such breach shall give such notice within five days of discovery.
Within  90 days of its discovery or its receipt of notice of breach,  the Depositor  shall either (i) cure such breach in all material  respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02;  provided that the Depositor  shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following the Closing Date;  provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure,  substitution or  repurchase  must occur  within  90 days  from the date such breach was  discovered.  Any such  substitution shall be  effected by the  Depositor  under the same terms and  conditions  as  provided  in  Section 2.04  for substitutions  by  Residential  Funding.  It is understood  and agreed that the  obligation of the Depositor to cure such breach or to so purchase or  substitute  for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy  respecting such breach available to the  Certificateholders or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the foregoing,  the Depositor  shall not be required to cure breaches or purchase or substitute for Mortgage  Loans as provided in this  Section 2.03(b)
if the substance of the breach of a representation  set forth above also  constitutes  fraud in the origination of the Mortgage Loan.

Section 2.04.  Representations and Warranties of Sellers.

        The Depositor,  as assignee of Residential  Funding under the Assignment  Agreement,  hereby assigns to the Trustee for the benefit of the  Certificateholders  all of its right,  title and interest in respect of the
Assignment  Agreement and each Seller's Agreement  applicable to a Mortgage Loan as and to the extent set forth in the Assignment  Agreement.  Insofar as the Assignment  Agreement or such Seller's  Agreement  relates to the representations  and warranties  made by Residential  Funding or the related Seller in respect of such Mortgage
Loan and any remedies provided thereunder for any breach of such  representations  and warranties,  such right,
title  and   interest   may  be   enforced   by  the  Master   Servicer  on  behalf  of  the  Trustee  and  the
Certificateholders.  Upon the discovery by the  Depositor,  the Master  Servicer,  the Trustee or any Custodian
of a breach of any of the  representations  and  warranties  made in a  Seller's  Agreement  or the  Assignment
Agreement in respect of any Mortgage Loan or of any Repurchase  Event which  materially  and adversely  affects the interests of the  Certificateholders  in such Mortgage Loan, the party  discovering  such breach shall give prompt  written  notice to the other parties (any Custodian  being so obligated  under a Custodial  Agreement).
The Master  Servicer  shall  promptly  notify the  related  Seller and  Residential  Funding of such  breach or
Repurchase  Event and  request  that  such  Seller  or  Residential  Funding  either  (i) cure  such  breach or
Repurchase  Event in all material  respects  within  90 days from the date the Master  Servicer was notified of such breach or Repurchase Event or  (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02.

        Upon the discovery by the Depositor,  the Master Servicer,  the Trustee or any Custodian of a breach of any of such  representations  and warranties  set forth in the Assignment  Agreement in respect of any Mortgage
Loan which  materially  and adversely  affects the interests of the  Certificateholders  in such Mortgage Loan, the party  discovering  such breach shall give prompt written notice to the other parties (any Custodian  being so  obligated  under a  Custodial  Agreement)  at the same time as notice is given  pursuant  to the  preceding paragraph of any  corresponding  breach of representation  or warranty made in Seller's  Agreement.  The Master
Servicer shall promptly notify  Residential  Funding of such breach of a  representation  or warranty set forth in the Assignment  Agreement and request that  Residential  Funding either (i) cure such breach in all material respects  within  90 days from the date the Master  Servicer was notified of such breach or (ii)  purchase such
Mortgage  Loan from the Trust Fund  within  90 days of the date of such  written  notice of such  breach at the
Purchase  Price  and in the  manner  set  forth in  Section 2.02,  but only if the  Mortgage  Loan has not been purchased by the Seller due to a breach of  representation  and warranty of the related  Seller's  Agreement as set forth in the preceding  paragraph;  provided that Residential Funding shall have the option to substitute a
Qualified  Substitute  Mortgage  Loan or Loans for such Mortgage  Loan if such  substitution  occurs within two years  following the Closing  Date;  provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure or substitution must occur within  90 days from the date the breach was  discovered.  If the breach of  representation  and warranty  that gave rise to the  obligation  to  repurchase  or  substitute  a Mortgage  Loan  pursuant  to  Section 4  of the
Assignment  Agreement was the  representation  and warranty set forth in clause  (xlvii) of Section 4  thereof, then the Master Servicer shall request that Residential  Funding pay to the Trust Fund,  concurrently  with and in addition to the remedies provided in the preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter,  concurrently  with such payment.  In the event that  Residential  Funding elects to substitute a Qualified  Substitute  Mortgage Loan or Loans for a
Deleted Mortgage Loan pursuant to this Section 2.04,  Residential  Funding shall deliver to the Trustee for the benefit of the  Certificateholders  with  respect to such  Qualified  Substitute  Mortgage  Loan or Loans,  the original  Mortgage  Note,  the  Mortgage,  an Assignment  of the Mortgage in  recordable  form,  and such other documents  and  agreements  as are required by  Section 2.01,  with the Mortgage  Note  endorsed as required by
Section 2.01.  No  substitution  will be made in any  calendar  month  after  the  Determination  Date for such month.  Monthly Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be  retained  by the Master  Servicer  and  remitted by the Master
Servicer to  Residential  Funding on the next  succeeding  Distribution  Date.  For the month of  substitution, distributions  to the  Certificateholders  will include the Monthly Payment due on a Deleted  Mortgage Loan for
such month and thereafter  Residential  Funding shall be entitled to retain all amounts  received in respect of such  Deleted  Mortgage  Loan.  The Master  Servicer  shall  amend or cause to be  amended  the  Mortgage  Loan
Schedule for the benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage  Loan and the substitution of the Qualified  Substitute  Mortgage Loan or Loans and the Master Servicer shall deliver the amended  Mortgage Loan Schedule to the Trustee.  Upon such  substitution,  the  Qualified  Substitute  Mortgage
Loan or Loans shall be subject to the terms of this  Agreement  and the related  Subservicing  Agreement in all respects,  the related Seller shall be deemed to have made the  representations  and warranties with respect to the Qualified  Substitute  Mortgage Loan made in the related Seller  Agreements as of the date of substitution,
Residential  Funding  shall be deemed to have made the  representations  and  warranties  with  respect  to the
Qualified  Substitute  Mortgage Loan (other than those of a  statistical  nature)  contained in the  Assignment
Agreement as of the date of substitution,  and the covenants,  representations and warranties set forth in this
Section 2.04, and in Section 2.03(b) hereof.

        In connection with the substitution of one or more Qualified  Substitute Mortgage Loans for one or more
Deleted  Mortgage  Loans,  the Master  Servicer  shall  determine  the  amount (if any) by which the  aggregate principal balance of all such Qualified  Substitute  Mortgage Loans as of the date of substitution is less than the aggregate  Stated Principal  Balance of all such Deleted Mortgage Loans (in each case after  application of the principal  portion of the Monthly  Payments due in the month of substitution  that are to be distributed to the  Certificateholders  in the month of substitution).  Residential Funding shall deposit or cause the related
Seller to deposit the amount of such shortfall into the Custodial  Account on the day of substitution,  without any  reimbursement  therefor.  Residential  Funding  shall give notice in writing to the Trustee of such event, which notice shall be  accompanied  by an Officers'  Certificate  as to the  calculation  of such shortfall and
(subject  to  Section 10.01(f))  by an Opinion of Counsel to the effect that such  substitution  will not cause
(a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on
"prohibited  transactions" under  Section 860F(a)(1)  of the Code or on "contributions  after the startup date"
under  Section 860G(d)(1)  of the Code or (b) any portion of any REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential  Funding,  as the case may be, to cure such breach or purchase (and in the case of  Residential  Funding to substitute  for) such Mortgage
Loan as to which such a breach has occurred and is  continuing  and to make any  additional  payments  required under the  Assignment  Agreement  in  connection  with a breach of the  representation  and  warranty in clause
(xlvii) of  Section 4  thereof  shall  constitute  the sole  remedy  respecting  such breach  available  to the
Certificateholders  or the Trustee on behalf of the  Certificateholders.  If the Master Servicer is Residential
Funding,  then the Trustee  shall also have the right to give the  notification  and  require  the  purchase or substitution  provided for in the second preceding  paragraph in the event of such a breach of a representation or warranty made by Residential  Funding in the  Assignment  Agreement.  In connection  with the purchase of or substitution  for any such  Mortgage  Loan by  Residential  Funding,  the Trustee  shall assign to  Residential
Funding  all of the  right,  title and  interest  in  respect  of the  Seller's  Agreement  and the  Assignment
Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution  and  Authentication  of  Certificates;  Conveyance of  Uncertificated  REMIC Regular
                      Interests.

(a)     The Trustee  acknowledges  the  assignment to it of the Mortgage Loans and the delivery of the Mortgage
Files to it, or any Custodian on its behalf,  subject to any exceptions noted,  together with the assignment to it of all other  assets  included  in the Trust  Fund,  receipt of which is hereby  acknowledged.  Concurrently with such  delivery and in exchange  therefor,  the Trustee,  pursuant to the written  request of the Depositor executed by an officer of the Depositor,  has executed and caused to be authenticated  and delivered to or upon the order of the Depositor  the  Certificates  in  authorized  denominations  which  evidence  ownership of the entire Trust Fund.

(b)     The Depositor,  concurrently with the execution and delivery hereof, does hereby transfer,  assign, set over and otherwise  convey in trust to the Trustee  without  recourse all the right,  title and interest of the
Depositor in and to the REMIC I  Regular  Interests and the REMIC II  Regular  Interests for the benefit of the
Holders of each Class of  Certificates  (other  than the Class R-I and Class R-II  Certificates).  The  Trustee
acknowledges  receipt of the REMIC I Regular  Interests and REMIC II  Regular  Interests,  and declares that it holds and will  hold the same in trust for the  exclusive  use and  benefit  of the  Holders  of each  Class of
Certificates  (other than the Class R-I and Class R-II  Certificates).  The  interests  evidenced  by the Class
R-III Certificates,  together with the REMIC III Regular Interests,  constitute the entire beneficial ownership interest in REMIC III.

Section 2.06.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)     to sell the Certificates to the Depositor in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c)     to engage in those  activities  that are necessary,  suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)     subject to compliance  with this  Agreement,  to engage in such other  activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

        The trust is hereby authorized to engage in the foregoing  activities.  Notwithstanding  the provisions of  Section 11.01,  the trust shall not engage in any activity  other than in connection  with the foregoing or other than as required or authorized by the terms of this Agreement while any  Certificate is outstanding,  and this Section 2.06 may not be amended,  without the consent of the  Certificateholders  evidencing a majority of the aggregate Voting Rights of the Certificates.

Section 2.07.  Agreement Regarding Ability to Disclose.

        The  Depositor,  the Master  Servicer  and the Trustee  hereby  agree that,  notwithstanding  any other express or implied  agreement to the  contrary,  any and all Persons,  and any of their  respective  employees, representatives,  and other agents may disclose,  immediately upon commencement of discussions,  to any and all
Persons,  without  limitation  of any kind,  the tax treatment  and tax  structure of the  transaction  and all materials of any kind  (including  opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure.  For purposes of this paragraph,  the terms "tax,"  "tax treatment," "tax structure," and "tax benefit" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a)     The Master  Servicer shall service and  administer  the Mortgage Loans in accordance  with the terms of this  Agreement and the respective  Mortgage  Loans,  following such  procedures as it would employ in its good faith  business  judgment  and which are normal and usual in its general  mortgage  servicing  activities,  and shall have full power and authority,  acting alone or through  Subservicers as provided in Section 3.02,  to do any and  all  things  which  it may  deem  necessary  or  desirable  in  connection  with  such  servicing  and administration.  Without  limiting the generality of the foregoing,  the Master  Servicer in its own name or in the name of a Subservicer  is hereby  authorized  and empowered by the Trustee when the Master  Servicer or the
Subservicer,  as the case may be,  believes it  appropriate in its best  judgment,  to execute and deliver,  on behalf of the  Certificateholders  and the Trustee or any of them, any and all  instruments of  satisfaction or cancellation,  or of partial or full release or  discharge,  or of consent to  assumption  or  modification  in connection  with a proposed  conveyance,  or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other  comparable  instruments,  or with respect to the  modification or  re-recording  of a Mortgage for the purpose of correcting the Mortgage,  the  subordination  of the lien of the Mortgage in favor of a public utility  company or government  agency or unit with powers of eminent domain, the taking of a deed in lieu of  foreclosure,  the  commencement,  prosecution  or  completion  of  judicial or non-judicial  foreclosure,  the conveyance of a Mortgaged  Property to the related insurer,  the acquisition of any  property  acquired  by  foreclosure  or deed in lieu of  foreclosure,  or the  management,  marketing  and conveyance  of any  property  acquired  by  foreclosure  or deed in lieu of  foreclosure  with  respect  to the
Mortgage  Loans and with respect to the Mortgaged  Properties.  The Master  Servicer  further is authorized and empowered by the Trustee, on behalf of the  Certificateholders  and the Trustee, in its own name or in the name of the  Subservicer,  when  the  Master  Servicer  or the  Subservicer,  as the  case  may be,  believes  it is appropriate  in its best judgment to register any Mortgage Loan on the MERS(R)System,  or cause the removal from the  registration  of any Mortgage Loan on the MERS(R)System,  to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of  them,  any and all  instruments  of  assignment  and  other  comparable instruments  with  respect to such  assignment  or  re-recording  of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.  Any expenses  incurred in connection  with the actions described in the preceding  sentence shall be borne by the Master Servicer in accordance with  Section 3.16(c), with no right of  reimbursement;  provided,  that if, as a result of MERS  discontinuing  or becoming unable to continue  operations in  connection  with the MERS(R)System,  it becomes  necessary to remove any Mortgage Loan from  registration  on the MERS(R)System and to arrange  for the  assignment  of the related  Mortgages  to the
Trustee,   then  any  related  expenses  shall  be  reimbursable  to  the  Master  Servicer  as  set  forth  in
Section 3.10(a)(ii).  Notwithstanding the foregoing, subject to Section 3.07(a),  the Master Servicer shall not permit any  modification  with  respect to any Mortgage  Loan that would both  constitute a sale or exchange of such  Mortgage  Loan  within the  meaning of  Section 1001  of the Code and any  proposed,  temporary  or final regulations  promulgated  thereunder (other than in connection with a proposed conveyance or assumption of such
Mortgage Loan that is treated as a Principal  Prepayment in Full pursuant to Section 3.13(d)  hereof) and cause any REMIC  created  hereunder  to fail to qualify as a REMIC  under the Code.  The  Trustee  shall  furnish the
Master Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Master
Servicer to service and  administer  the Mortgage  Loans.  The Trustee shall not be liable for any action taken by the  Master  Servicer  or any  Subservicer  pursuant  to such  powers of  attorney  or other  documents.  In servicing and  administering  any  Nonsubserviced  Mortgage Loan, the Master  Servicer shall, to the extent not inconsistent  with this Agreement,  comply with the Program Guide as if it were the originator of such Mortgage
Loan and had retained the servicing rights and obligations in respect thereof.

        If the  Mortgage  relating to a Mortgage  Loan did not have a lien senior to the  Mortgage  Loan on the related  Mortgaged  Property  as of the Cut-off  Date,  then the Master  Servicer,  in such  capacity,  may not consent to the placing of a lien  senior to that of the  Mortgage on the  related  Mortgaged  Property.  If the
Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related  Mortgaged  Property as of the Cut-off Date,  then the Master  Servicer,  in such  capacity,  may consent to the  refinancing of the prior senior lien, provided that the following requirements are met:

(i)     (A)           the Mortgagor's  debt-to-income  ratio  resulting from such  refinancing is less than the original  debt-to-income ratio as set forth on the Mortgage Loan Schedule;  provided,  however, that in no instance shall the resulting Combined  Loan-to-Value Ratio ("Combined  Loan-to-Value Ratio") of such
        Mortgage Loan be higher than that permitted by the Program Guide; or

                      (B)    the  resulting  Combined  Loan-to-Value  Ratio of such  Mortgage Loan is no higher than the  Combined  Loan-to-Value  Ratio  prior to such  refinancing;  provided,  however,  if such  refinanced mortgage loan is a "rate and term"  mortgage loan  (meaning,  the Mortgagor  does not receive any cash from the refinancing),  the  Combined  Loan-to-Value  Ratio may  increase  to the  extent of either  (x) the  reasonable closing costs of such refinancing or (y) any decrease in the value of the related  Mortgaged  Property,  if the
Mortgagor is in good standing as defined by the Program Guide;

(ii)    the interest rate,  or, in the case of an adjustable  rate existing  senior lien, the maximum  interest rate, for the loan evidencing the refinanced  senior lien is no more than 2.0% higher than the interest rate or the maximum  interest rate, as the case may be, on the loan evidencing the existing senior lien immediately  prior to the date of such  refinancing;  provided,  however (A) if the loan evidencing the existing  senior lien prior to the date of refinancing  has an adjustable  rate and the loan evidencing the refinanced  senior lien has a fixed rate, then the current interest rate on the loan evidencing the refinanced  senior lien may be up to 2.0% higher than the then-current loan rate of the loan evidencing the existing  senior lien and (B) if the loan  evidencing the existing senior lien prior to the date of refinancing  has a fixed rate and the loan  evidencing  the  refinanced  senior lien has an  adjustable rate, then the maximum  interest rate on the loan  evidencing the refinanced  senior lien shall be less than or equal to (x) the interest  rate on the loan  evidencing  the existing  senior lien prior to the date of refinancing plus (y) 2.0%; and

(iii)   the loan evidencing the refinanced senior lien is not subject to negative amortization.

(b)     The Master  Servicer shall,  to the extent  consistent  with the servicing  standards set forth herein, take  whatever  actions as may be  necessary  to file a claim  under or enforce or allow the  Trustee to file a claim  under or enforce any title  insurance  policy  with  respect to any  Mortgage  Loan  including,  without limitation,  joining in or causing any Seller or  Subservicer  (or any other party in  possession  of any title insurance  policy) to join in any claims  process,  negotiations,  actions or  proceedings  necessary to make a claim  under or  enforce  any  title  insurance  policy.  Notwithstanding  anything  in this  Agreement  to the contrary,  the Master  Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such  default  is, in the  judgment  of the  Master  Servicer,  reasonably  foreseeable)  make or permit any modification,  waiver,  or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such  Mortgage  Loan under  Section 1001  of the Code (or final,  temporary or proposed  Treasury regulations  promulgated  thereunder)  (other than in  connection  with a proposed  conveyance or assumption of such Mortgage Loan that is treated as a Principal  Prepayment in Full pursuant to  Section 3.13(d)  hereof) and
(ii) cause any REMIC  formed  hereunder to fail to qualify as a REMIC under the Code or the  imposition  of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

(c)     In  connection  with  servicing  and  administering  the Mortgage  Loans,  the Master  Servicer and any
Affiliate of the Master  Servicer (i) may perform  services such as appraisals and brokerage  services that are customarily  provided by Persons other than  servicers of mortgage  loans,  and shall be entitled to reasonable compensation  therefor in accordance  with  Section 3.10  and (ii) may, at its own  discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a Credit Repository.

(d)     All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and  assessments  on the  properties  subject to the Mortgage  Loans shall not, for the purpose of  calculating monthly  distributions  to the  Certificateholders,  be added to the amount  owing under the  related  Mortgage
Loans,  notwithstanding  that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(e)     The  Master  Servicer  may  enter  into one or more  agreements  in  connection  with the  offering  of pass-through  certificates evidencing interests in one or more of the Certificates providing for the payment by the Master  Servicer  of amounts  received by the Master  Servicer  as  servicing  compensation  hereunder  and required to cover certain Prepayment  Interest  Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

(f)     The  relationship of the Master Servicer (and of any successor to the Master Servicer) to the Depositor under this  Agreement  is  intended by the parties to be that of an  independent  contractor  and not that of a joint venturer, partner or agent.

(g)     The Master Servicer shall comply with the terms of Section 9 of the Assignment Agreement.

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers;  Enforcement of Subservicers'
                      Obligations.

(a)     The Master Servicer may continue in effect Subservicing  Agreements entered into by Residential Funding and  Subservicers  prior to the execution and delivery of this Agreement,  and may enter into new  Subservicing
Agreements  with  Subservicers,  for the servicing  and  administration  of all or some of the Mortgage  Loans.
Each  Subservicer  shall be either (i) an  institution  the  accounts  of which are insured by the FDIC or (ii)
another  entity that engages in the business of  originating or servicing  mortgage  loans,  and in either case shall be authorized to transact  business in the state or states in which the related  Mortgaged  Properties it is to service are  situated,  if and to the extent  required by  applicable  law to enable the  Subservicer  to perform its obligations hereunder and under the Subservicing  Agreement,  and in either case shall be a Freddie
Mac, Fannie Mae or HUD approved  mortgage  servicer.  Each  Subservicer of a Mortgage Loan shall be entitled to receive  and  retain,  as  provided in the related  Subservicing  Agreement  and in  Section 3.07,  the related
Subservicing  Fee from  payments  of  interest  received  on such  Mortgage  Loan after  payment of all amounts required to be remitted to the Master  Servicer in respect of such  Mortgage  Loan.  For any Mortgage Loan that is a  Nonsubserviced  Mortgage  Loan,  the Master  Servicer  shall be  entitled to receive and retain an amount equal to the  Subservicing Fee from payments of interest.  Unless the context  otherwise  requires,  references in this  Agreement  to actions  taken or to be taken by the Master  Servicer in servicing  the  Mortgage  Loans include  actions  taken or to be taken by a Subservicer  on behalf of the Master  Servicer.  Each  Subservicing
Agreement  will be upon such terms and  conditions  as are  generally  required by,  permitted by or consistent with the  Program  Guide and are not  inconsistent  with this  Agreement  and as the  Master  Servicer  and the
Subservicer  have agreed.  With the approval of the Master  Servicer,  a Subservicer may delegate its servicing
obligations  to  third-party  servicers,   but  such  Subservicer  will  remain  obligated  under  the  related
Subservicing  Agreement.  The  Master  Servicer  and a  Subservicer  may enter  into  amendments  thereto  or a different form of Subservicing  Agreement,  and the form referred to or included in the Program Guide is merely provided  for  information  and shall  not be  deemed to limit in any  respect  the  discretion  of the  Master
Servicer  to  modify  or  enter  into  different  Subservicing  Agreements;  provided,  however,  that any such amendments  or  different  forms  shall be  consistent  with and not  violate  the  provisions  of either  this
Agreement or the Program Guide in a manner which would  materially  and  adversely  affect the interests of the
Certificateholders.  The Program  Guide and any other  Subservicing  Agreement  entered into between the Master
Servicer and any  Subservicer  shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)     As part of its servicing activities hereunder,  the Master Servicer, for the benefit of the Trustee and the  Certificateholders,  shall use its best reasonable  efforts to enforce the obligations of each Subservicer under the related  Subservicing  Agreement  and of each Seller  under the related  Seller's  Agreement,  to the extent that the  non-performance  of any such obligation would have a material and adverse effect on a Mortgage
Loan,  including,  without  limitation,  the  obligation  to purchase a Mortgage  Loan on account of  defective documentation,  as described in  Section 2.02,  or on account of a breach of a representation  or warranty,  as described in Section 2.04.  Such enforcement,  including,  without limitation, the legal prosecution of claims, termination  of  Subservicing  Agreements  or Seller's  Agreements,  as  appropriate,  and the pursuit of other appropriate  remedies,  shall be in such form and  carried out to such an extent and at such time as the Master
Servicer  would  employ in its good faith  business  judgment  and which are  normal  and usual in its  general mortgage  servicing  activities.  The  Master  Servicer  shall  pay the  costs of such  enforcement  at its own expense,  and shall be reimbursed  therefor only (i) from a general recovery resulting from such enforcement to the extent,  if any,  that such  recovery  exceeds all amounts due in respect of the related  Mortgage  Loan or
(ii) from a specific  recovery of costs,  expenses  or  attorneys  fees  against  the party  against  whom such enforcement  is directed.  For purposes of  clarification  only,  the parties  agree that the  foregoing is not intended to, and does not,  limit the ability of the Master  Servicer to be  reimbursed  for expenses  that are incurred  in  connection  with the  enforcement  of a Seller's  obligations  and are  reimbursable  pursuant to
Section 3.10(a)(vii).

Section 3.03.  Successor Subservicers.

        The Master  Servicer  shall be entitled  to  terminate  any  Subservicing  Agreement  that may exist in accordance  with the terms and conditions of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination of any Subservicing  Agreement by the
Master Servicer or the  Subservicer,  the Master Servicer shall either act as servicer of the related  Mortgage
Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  If the Master  Servicer or any Affiliate of Residential  Funding acts as servicer,  it will not assume  liability for the  representations  and warranties of the  Subservicer  which it replaces.  If the Master  Servicer  enters into a  Subservicing  Agreement  with a successor  Subservicer,  the
Master  Servicer  shall use  reasonable  efforts to have the  successor  Subservicer  assume  liability for the representations  and  warranties  made by the terminated  Subservicer in respect of the related  Mortgage Loans and,  in the event of any such  assumption  by the  successor  Subservicer,  the Master  Servicer  may,  in the exercise of its business judgment,  release the terminated  Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding  any  Subservicing  Agreement,  any of the  provisions  of this  Agreement  relating to agreements or  arrangements  between the Master Servicer or a Subservicer or reference to actions taken through a  Subservicer  or  otherwise,  the Master  Servicer  shall remain  obligated  and liable to the  Trustee,  and
Certificateholders  for  the  servicing  and  administering  of the  Mortgage  Loans  in  accordance  with  the provisions of Section 3.01  without  diminution of such obligation or liability by virtue of such  Subservicing
Agreements or  arrangements  or by virtue of  indemnification  from the Subservicer or the Depositor and to the same  extent and under the same  terms and  conditions  as if the Master  Servicer  alone  were  servicing  and administering  the Mortgage  Loans.  The Master  Servicer  shall be entitled to enter into any agreement with a
Subservicer  or Seller for  indemnification  of the Master  Servicer and nothing  contained  in this  Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing  Agreement that may be entered into and any other transactions or services relating to the Mortgage  Loans  involving a Subservicer  in its capacity as such and not as an originator  shall be deemed to be between the Subservicer and the Master Servicer alone, and the Trustee and  Certificateholders  shall not be deemed parties thereto and shall have no claims,  rights,  obligations,  duties or liabilities  with respect to the  Subservicer  in its  capacity  as such except as set forth in  Section 3.06.  The  foregoing  provision shall not in any way limit a  Subservicer's  obligation  to cure an  omission  or  defect  or to  repurchase  a
Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     In the event the Master  Servicer shall for any reason no longer be the master  servicer  (including by reason of an Event of  Default),  the Trustee,  as successor  Master  Servicer,  its designee or its  successor shall  thereupon  assume all of the rights and  obligations  of the  Master  Servicer  under each  Subservicing
Agreement  that may have been  entered  into.  The  Trustee,  its  designee or the  successor  servicer for the
Trustee  shall be deemed to have assumed all of the Master  Servicer's  interest  therein and to have  replaced the  Master  Servicer  as a party to the  Subservicing  Agreement  to the same  extent  as if the  Subservicing
Agreement  had been  assigned  to the  assuming  party  except  that the Master  Servicer  shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b)     The Master  Servicer  shall,  upon  request of the Trustee  but at the expense of the Master  Servicer, deliver to the  assuming  party all  documents  and records  relating to each  Subservicing  Agreement  and the
Mortgage  Loans then being  serviced and an  accounting  of amounts  collected and held by it and otherwise use its best efforts to effect the orderly and efficient  transfer of each  Subservicing  Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)     The Master  Servicer shall make  reasonable  efforts to collect all payments called for under the terms and provisions of the Mortgage Loans,  and shall,  to the extent such procedures  shall be consistent with this
Agreement  and the terms and  provisions  of any related  Primary  Insurance  Policy,  follow  such  collection procedures  as it would  employ in its good  faith  business  judgment  and which are  normal  and usual in its general  mortgage  servicing  activities.  Consistent  with  the  foregoing,  the  Master  Servicer  may in its discretion  (subject to the terms and  conditions  of the  Assignment  Agreement)  (i) waive  any late  payment charge or any prepayment  charge or penalty  interest in connection  with the prepayment of a Mortgage Loan and
(ii) extend the Due Date for payments due on a Mortgage Loan in accordance  with the Program  Guide,  provided, however,  that the Master  Servicer shall first determine that any such waiver or extension will not impair the coverage  of any  related  Primary  Insurance  Policy or  materially  adversely  affect the lien of the related
Mortgage.  Notwithstanding  anything in this  Section to the contrary,  the Master  Servicer or any Subservicer shall not enforce  any  prepayment  charge to the extent that such  enforcement  would  violate any  applicable law.  In the event of any such  arrangement,  the Master  Servicer  shall make  timely  advances on the related
Mortgage Loan during the scheduled  period in accordance with the  amortization  schedule of such Mortgage Loan without  modification  thereof by reason of such arrangements  unless otherwise agreed to by the Holders of the
Classes of  Certificates  affected  thereby;  provided,  however,  that no such extension  shall be made if any advance would be a  Nonrecoverable  Advance.  Consistent with the terms of this Agreement,  the Master Servicer may also  waive,  modify  or vary any term of any  Mortgage  Loan or  consent  to the  postponement  of  strict compliance  with any such term or in any manner grant  indulgence to any Mortgagor if in the Master  Servicer's determination  such  waiver,  modification,  postponement  or  indulgence  is  not  materially  adverse  to the interests of the  Certificateholders  (taking into account any estimated Realized Loss that might result absent such action),  provided,  however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage  Loan,  including  without  limitation any  modification  that would change the Mortgage
Rate,  forgive the payment of any  principal or interest  (unless in  connection  with the  liquidation  of the related  Mortgage Loan or except in connection with prepayments to the extent that such  reamortization  is not inconsistent  with the terms of the  Mortgage  Loan),  capitalize  any amounts  owing on the  Mortgage  Loan by adding such amount to the  outstanding  principal  balance of the Mortgage  Loan, or extend the final  maturity date of such  Mortgage  Loan,  unless  such  Mortgage  Loan is in  default  or, in the  judgment  of the Master
Servicer,  such default is reasonably  foreseeable.  No such  modification  shall reduce the Mortgage Rate on a
Mortgage  Loan below the greater of  (A) one-half  of the  Mortgage  Rate as in effect on the Cut-off  Date and
(B) one-half of the Mortgage Rate as in effect on the date of such  modification,  but not less than the sum of the Servicing Fee Rate and the per annum rate at which the  Subservicing  Fee accrues.  The final maturity date for any Mortgage Loan shall not be extended  beyond the Maturity Date.  Also, the aggregate  principal  balance of all  Reportable  Modified  Mortgage  Loans subject to Servicing  Modifications  (measured at the time of the
Servicing  Modification  and  after  giving  effect  to any  Servicing  Modification)  can be no more than five percent of the aggregate  principal balance of the Mortgage Loans as of the Cut-off Date,  provided,  that such limit may be increased from time to time if each Rating Agency provides written  confirmation  that an increase in excess of that limit  will not  reduce the rating  assigned  to any  Class of  Certificates  by such  Rating
Agency  below the lower of the  then-current  rating or the  rating  assigned  to such  Certificates  as of the
Closing  Date by such  Rating  Agency.  In  addition,  any  amounts  owing  on a  Mortgage  Loan  added  to the outstanding  principal  balance of such  Mortgage Loan must be fully  amortized  over the term of such Mortgage
Loan, and such amounts may be added to the  outstanding  principal  balance of a Mortgage Loan only once during the life of such Mortgage Loan.  Also, the addition of such amounts  described in the preceding  sentence shall be  implemented  in accordance  with the Program Guide and may be implemented  only by  Subservicers  that have been approved by the Master  Servicer for such  purposes.  In  connection  with any  Curtailment  of a Mortgage
Loan, the Master  Servicer,  to the extent not  inconsistent  with the terms of the Mortgage Note and local law and practice,  may permit the Mortgage Loan to be  re-amortized  such that the Monthly  Payment is recalculated as an amount that will fully amortize the remaining  principal  balance  thereof by the original  maturity date based on the original  Mortgage Rate;  provided,  that such  reamortization  shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

(b)     The Master  Servicer  shall  establish  and maintain a Custodial  Account in which the Master  Servicer shall  deposit or cause to be deposited on a daily basis,  except as otherwise  specifically  provided  herein, the following  payments and  collections  remitted by Subservicers or received by it in respect of the Mortgage
Loans  subsequent to the Cut-off Date (other than in respect of Monthly  Payments due before or in the month of the Cut-off Date):

(i)     All  payments on account of  principal,  including  Principal  Prepayments  made by  Mortgagors  on the
        Mortgage Loans and the principal  component of any Subservicer  Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii)    All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans,  including the interest  component of any  Subservicer  Advance or of any REO Proceeds  received in connection with an
        REO Property for which an REO Disposition has occurred;

(iii)   Insurance Proceeds,  Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the
        Subservicer);

(iv)    All proceeds of any Mortgage Loans purchased  pursuant to  Section 2.02,  2.03, 2.04 or 4.07 (including amounts  received  from  Residential  Funding  pursuant  to the  last  paragraph  of  Section 4  of the
        Assignment  Agreement in respect of any  liability,  penalty or expense that  resulted from a breach of the representation  and warranty set forth in clause (xlvii) of Section 4 of the Assignment  Agreement)
        and all amounts required to be deposited in connection with the substitution of a Qualified  Substitute
        Mortgage Loan pursuant to Section 2.03 or 2.04; and

(v)     Any amounts  required to be  deposited  pursuant to  Section 3.07(c)  and any  payments or  collections received in the nature of prepayment charges.

The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive,  it being understood and agreed that,  without  limiting the generality of the  foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting  of Monthly  Payments  due before or in the month of the Cut-off  Date) and payments or  collections  consisting of late payment  charges or assumption  fees may but need not be deposited by the Master  Servicer in the Custodial  Account.  In the event any amount not required to be deposited in the
Custodial  Account  is so  deposited,  the  Master  Servicer  may at any time  withdraw  such  amount  from the
Custodial  Account,  any provision herein to the contrary  notwithstanding.  The Custodial  Account may contain funds that belong to one or more trust funds  created for mortgage  pass-through  certificates  of other series and may  contain  other  funds  respecting  payments  on mortgage  loans  belonging  to the Master  Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding  such  commingling of funds, the Master
Servicer  shall keep records that  accurately  reflect the funds on deposit in the Custodial  Account that have been  identified  by it as being  attributable  to the Mortgage  Loans.  With  respect to  Insurance  Proceeds,
Liquidation  Proceeds,  REO Proceeds,  Subsequent  Recoveries  and the proceeds of the purchase of any Mortgage
Loan pursuant to Sections 2.02,  2.03,  2.04 and 4.07 received in any calendar  month,  the Master Servicer may elect to treat such amounts as included in the Available  Distribution  Amount for the Distribution Date in the
month of receipt,  but is not  obligated  to do so. If the Master  Servicer  so elects,  such  amounts  will be deemed to have been received (and any related  Realized Loss shall be deemed to have  occurred) on the last day of the month prior to the receipt thereof.

(c)     The Master  Servicer  shall use its best efforts to cause the  institution  maintaining  the  Custodial
Account  to  invest  the  funds in the  Custodial  Account  attributable  to the  Mortgage  Loans in  Permitted
Investments  which shall mature not later than the Certificate  Account Deposit Date next following the date of such  investment  (with the exception of the Amount Held for Future  Distribution)  and which shall not be sold or disposed of prior to their  maturities.  All income and gain realized from any such investment  shall be for the  benefit  of the  Master  Servicer  as  additional  servicing  compensation  and  shall be  subject  to its withdrawal  or order from time to time.  The amount of any losses  incurred in respect of any such  investments attributable  to the  investment  of amounts  in  respect  of the  Mortgage  Loans  shall be  deposited  in the
Custodial Account by the Master Servicer out of its own funds immediately as realized.

(d)     The Master  Servicer  shall give notice to the Trustee and the  Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a  Subservicing  Agreement, the Master  Servicer shall cause the  Subservicer,  pursuant to the  Subservicing  Agreement,  to establish and maintain one or more  Subservicing  Accounts  which shall be an Eligible  Account or, if such account is not an
Eligible  Account,  shall generally  satisfy the requirements of the Program Guide and be otherwise  acceptable to the Master  Servicer and each Rating Agency.  The Subservicer  will be required  thereby to deposit into the
Subservicing  Account on a daily basis all proceeds of Mortgage  Loans  received by the  Subservicer,  less its
Subservicing  Fees and  unreimbursed  advances  and  expenses,  to the  extent  permitted  by the  Subservicing
Agreement.  If the  Subservicing  Account is not an Eligible  Account,  the Master  Servicer shall be deemed to have received such monies upon receipt thereof by the  Subservicer.  The  Subservicer  shall not be required to deposit in the  Subservicing  Account payments or collections in the nature of late charges or assumption fees, or payments or collections  received in the nature of prepayment  charges to the extent that the Subservicer is entitled to retain such amounts  pursuant to the  Subservicing  Agreement.  On or before the date  specified in the Program  Guide,  but in no event later than the  Determination  Date,  the Master  Servicer shall cause the
Subservicer,  pursuant  to the  Subservicing  Agreement,  to remit to the Master  Servicer  for  deposit in the
Custodial  Account all funds held in the  Subservicing  Account with respect to each  Mortgage Loan serviced by such  Subservicer  that are  required to be  remitted  to the Master  Servicer.  The  Subservicer  will also be required,  pursuant to the  Subservicing  Agreement,  to advance on such scheduled  date of remittance  amounts equal to any  scheduled  monthly  installments  of principal  and interest  less its  Subservicing  Fees on any
Mortgage  Loans for which  payment  was not  received  by the  Subservicer.  This  obligation  to advance  with respect to each Mortgage  Loan will  continue up to and including the first of the month  following the date on which the related  Mortgaged  Property is sold at a  foreclosure  sale or is acquired by the Trust Fund by deed in lieu of  foreclosure  or otherwise.  All such advances  received by the Master  Servicer  shall be deposited promptly by it in the Custodial Account.

(b)     The Subservicer may also be required,  pursuant to the Subservicing  Agreement,  to remit to the Master
Servicer  for deposit in the  Custodial  Account  interest  at the  Adjusted  Mortgage  Rate (or  Modified  Net
Mortgage  Rate plus the rate per annum at which the  Servicing  Fee accrues in the case of a Modified  Mortgage
Loan) on any  Curtailment  received  by such  Subservicer  in  respect  of a  Mortgage  Loan  from the  related
Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid  principal  balance of the related  Mortgage Loan as of the first day of such month,  from the date of application of such Curtailment to the  first  day of the  following  month.  Any  amounts  paid by a  Subservicer  pursuant  to the  preceding sentence  shall be for the benefit of the Master  Servicer as additional  servicing  compensation  and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)     In addition to the Custodial  Account and the  Certificate  Account,  the Master Servicer shall for any
Nonsubserviced  Mortgage Loan, and shall cause the  Subservicers  for Subserviced  Mortgage Loans to, establish and  maintain  one or more  Servicing  Accounts  and  deposit  and  retain  therein  all  collections  from the
Mortgagors (or advances from Subservicers) for the payment of taxes,  assessments,  hazard insurance  premiums,
Primary  Insurance  Policy  premiums,  if applicable,  or comparable  items for the account of the  Mortgagors.
Each Servicing  Account shall satisfy the requirements for a Subservicing  Account and, to the extent permitted by  the  Program  Guide  or as is  otherwise  acceptable  to  the  Master  Servicer,  may  also  function  as a
Subservicing  Account.  Withdrawals of amounts  related to the Mortgage  Loans from the Servicing  Accounts may be made only to effect timely payment of taxes,  assessments,  hazard  insurance  premiums,  Primary  Insurance
Policy  premiums,  if applicable,  or comparable  items, to reimburse the Master Servicer or Subservicer out of related  collections  for any payments made  pursuant to Sections  3.11 (with respect to the Primary  Insurance
Policy)  and  3.12(a)  (with  respect  to hazard  insurance),  to refund to any  Mortgagors  any sums as may be determined to be overages,  to pay interest,  if required,  to Mortgagors on balances in the Servicing  Account or to clear and  terminate the  Servicing  Account at the  termination  of this  Agreement in  accordance  with
Section 9.01  or in accordance  with the Program Guide.  As part of its servicing  duties,  the Master Servicer shall,  and  the  Subservicers  will,  pursuant  to the  Subservicing  Agreements,  be  required  to pay to the
Mortgagors interest on funds in this account to the extent required by law.

(d)     The Master  Servicer shall advance the payments  referred to in the preceding  subsection  that are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such  payment is intended is due,  but the Master  Servicer  shall be required so to advance  only to the extent that such advances,  in the good faith judgment of the Master  Servicer,  will be recoverable by the
Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In the event that  compliance with this  Section 3.09  shall make any Class of  Certificates  legal for investment by federally  insured savings and loan  associations,  the Master  Servicer shall provide,  or cause the Subservicers to provide,  to the Trustee,  the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners  thereof access to the  documentation  regarding the Mortgage Loans required by applicable regulations  of the Office of Thrift  Supervision,  such access  being  afforded  without  charge but only upon reasonable  request and during normal  business  hours at the offices  designated by the Master  Servicer.  The
Master  Servicer  shall permit such  representatives  to photocopy  any such  documentation  and shall  provide equipment for that purpose at a charge  reasonably  approximating  the cost of such  photocopying to the Master
Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master  Servicer may, from time to time as provided  herein,  make  withdrawals  from the Custodial
Account of amounts on deposit  therein  pursuant to  Section 3.07  that are  attributable to the Mortgage Loans for the following purposes:

(i)     to make  deposits  into the  Certificate  Account  in the  amounts  and in the manner  provided  for in
        Section 4.01;

(ii)    to  reimburse  itself or the  related  Subservicer  for  previously  unreimbursed  Advances,  Servicing
        Advances or other expenses made pursuant to Sections 3.01, 3.07(a),  3.08, 3.11, 3.12(a), 3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement,  such withdrawal right being limited to amounts  received  on the  related  Mortgage  Loans  (including,  for this  purpose,  REO  Proceeds,
        Insurance Proceeds,  Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to
        Section 2.02,  2.03, 2.04 or 4.07) which represent (A) Late  Collections of Monthly  Payments for which any such advance was made in the case of Subservicer  Advances or Advances pursuant to Section 4.04 and
        (B) recoveries  of  amounts  in  respect  of which  such  advances  were made in the case of  Servicing
        Advances;

(iii)   to pay to itself or the related  Subservicer (if not previously  retained by such  Subservicer)  out of each payment  received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by  Sections  3.14 and 3.16,  an amount  equal to that  remaining  portion  of any such  payment  as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously  retained)
        which,  when  deducted,  will result in the remaining  amount of such interest being interest at a rate per annum equal to the Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified
        Mortgage Loan) on the amount  specified in the  amortization  schedule of the related  Mortgage Loan as the principal  balance thereof at the beginning of the period  respecting  which such interest was paid after giving effect to any previous Curtailments;

(iv)    to pay to itself as  additional  servicing  compensation  any interest or  investment  income earned on funds and other  property  deposited  in or credited to the  Custodial  Account  that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to  itself as  additional  servicing  compensation  any  Foreclosure  Profits,  and any  amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi)    to pay to itself, a Subservicer,  a Seller, Residential Funding, the Depositor or any other appropriate
        Person,  as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise  transferred  pursuant to Section 2.02,  2.03, 2.04, 4.07 or 9.01, all amounts  received thereon and not required to be distributed to  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)   to  reimburse  itself or the  related  Subservicer  for any  Nonrecoverable  Advance or Advances in the
        manner and to the extent  provided in subsection (c) below,  and any Advance or Servicing  Advance made in  connection  with a modified  Mortgage  Loan that is in default  or, in the  judgment  of the Master
        Servicer,  default is reasonably  foreseeable pursuant to Section 3.07(a),  to the extent the amount of the Advance or Servicing  Advance was added to the Stated  Principal  Balance of the Mortgage Loan in a
        prior calendar month;

(viii)  to reimburse  itself or the Depositor for expenses  incurred by and reimbursable to it or the Depositor pursuant to  Section 3.01(a),  3.11, 3.13,  3.14(c),  6.03,  10.01 or otherwise,  or in connection with enforcing any  repurchase,  substitution  or  indemnification  obligation of any Seller (other than the
        Depositor or an Affiliate of the Depositor) pursuant to the related Seller's Agreement;

(ix)    to  reimburse  itself  for  amounts  expended  by it (a)  pursuant  to  Section 3.14  in good  faith in connection with the restoration of property damaged by an Uninsured  Cause, and (b) in  connection with the  liquidation  of a Mortgage  Loan or  disposition  of an REO  Property to the extent not  otherwise reimbursed pursuant to clause (ii) or (viii) above;

(x)     to pay the Credit Risk Manager the Credit Risk Manager Fee; and

(xi)    to withdraw  any amount  deposited  in the  Custodial  Account  that was not  required to be  deposited therein  pursuant to  Section 3.07,  including  any payoff fees or  penalties  or any other  additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

(b)     Since,  in connection  with  withdrawals  pursuant to clauses  (ii),  (iii),  (v) and (vi),  the Master
Servicer's  entitlement  thereto is limited to  collections or other  recoveries on the related  Mortgage Loan, the Master  Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)     The Master  Servicer shall be entitled to reimburse  itself or the related  Subservicer for any advance made in respect of a  Mortgage  Loan that the Master  Servicer  determines  to be a  Nonrecoverable  Advance by withdrawal from the Custodial  Account of amounts on deposit therein  attributable to the Mortgage Loans on any
Certificate  Account Deposit Date succeeding the date of such  determination.  Such right of  reimbursement  in respect  of a  Nonrecoverable  Advance  relating  to an  Advance  made  pursuant  to  Section 4.04  on any such
Certificate  Account  Deposit  Date shall be limited to an amount not  exceeding  the  portion of such  advance previously paid to  Certificateholders  (and not  theretofore  reimbursed to the Master Servicer or the related
Subservicer).

Section 3.11.  Maintenance of Primary Insurance Coverage.

(a)     The Master  Servicer  shall not take, or permit any  Subservicer to take, any action which would result in noncoverage  under any applicable  Primary  Insurance  Policy of any loss which,  but for the actions of the
Master Servicer or Subservicer,  would have been covered thereunder.  To the extent coverage is available,  the
Master  Servicer  shall keep or cause to be kept in full force and effect each such  Primary  Insurance  Policy until the principal  balance of the related Mortgage Loan secured by a Mortgaged  Property is reduced to 80% or less of the Appraised  Value at  origination in the case of such a Mortgage Loan having a  Loan-to-Value  Ratio at origination  in excess of 80%,  provided that such Primary  Insurance  Policy was in place as of the Cut-off
Date and the Master  Servicer had knowledge of such Primary  Insurance  Policy.  The Master  Servicer shall not cancel or refuse to renew any such Primary  Insurance Policy  applicable to a Nonsubserviced  Mortgage Loan, or consent to any Subservicer  canceling or refusing to renew any such Primary  Insurance  Policy  applicable to a
Mortgage  Loan  subserviced  by it, that is in effect at the date of the initial  issuance of the  Certificates and is  required  to be kept in force  hereunder  unless  the  replacement  Primary  Insurance  Policy for such canceled or  non-renewed  policy is  maintained  with an insurer whose  claims-paying  ability is acceptable to each Rating  Agency for mortgage  pass-through  certificates  having a rating equal to or better than the lower of the  then-current  rating or the rating  assigned to the  Certificates as of the Closing Date by such Rating
Agency.

(b)     In connection  with its  activities as  administrator  and servicer of the Mortgage  Loans,  the Master
Servicer agrees to present or to cause the related  Subservicer to present,  on behalf of the Master  Servicer, the  Subservicer,  if any,  the  Trustee  and  Certificateholders,  claims to the  insurer  under  any  Primary
Insurance  Policies,  in a timely  manner in accordance  with such  policies,  and, in this regard,  to take or cause to be taken such reasonable  action as shall be necessary to permit recovery under any Primary  Insurance
Policies  respecting  defaulted Mortgage Loans.  Pursuant to Section 3.07,  any Insurance Proceeds collected by or remitted to the Master  Servicer  under any Primary  Insurance  Policies shall be deposited in the Custodial
Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)     The Master  Servicer  shall cause to be maintained  for each Mortgage Loan fire insurance with extended coverage  in an amount  which is equal to the  lesser of the  principal  balance  owing on such  Mortgage  Loan
(together  with the  principal  balance of any  mortgage  loan secured by a lien that is senior to the Mortgage
Loan) or 100% of the insurable  value of the  improvements;  provided,  however,  that such coverage may not be less than the  minimum  amount  required  to fully  compensate  for any loss or damage  on a  replacement  cost
BASIS. To the extent it may do so without  breaching the related  Subservicing  Agreement,  the Master Servicer shall  replace  any  Subservicer  that does not cause  such  insurance,  to the extent it is  available,  to be maintained.  The Master Servicer shall also cause to be maintained on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any Mortgage Loan,  fire insurance with extended  coverage in an amount which is at least equal to the amount  necessary to avoid the  application of any  co-insurance  clause  contained in the related hazard insurance  policy.  Pursuant to Section 3.07,  any amounts  collected by the Master Servicer under any such  policies  (other  than  amounts  to be  applied  to the  restoration  or repair of the  related
Mortgaged  Property or property  thus  acquired or amounts  released to the  Mortgagor in  accordance  with the
Master  Servicer's  normal  servicing  procedures)  shall be deposited  in the  Custodial  Account,  subject to withdrawal  pursuant  to  Section 3.10.  Any cost  incurred  by the Master  Servicer  in  maintaining  any such insurance shall not, for the purpose of calculating monthly  distributions to  Certificateholders,  be added to the amount  owing under the  Mortgage  Loan,  notwithstanding  that the terms of the  Mortgage  Loan so permit.
Such costs shall be  recoverable  by the Master  Servicer out of related late  payments by the Mortgagor or out of Insurance  Proceeds and Liquidation  Proceeds to the extent permitted by Section 3.10.  It is understood and agreed that no  earthquake  or other  additional  insurance is to be required of any Mortgagor or maintained on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and  regulations as shall at any time be in force and as shall  require such  additional  insurance.  Whenever the  improvements securing  a  Mortgage  Loan are  located  at the  time of  origination  of such  Mortgage  Loan in a  federally designated  special  flood  hazard  area,  the Master  Servicer  shall  cause  flood  insurance  (to the extent available)  to be  maintained  in respect  thereof.  Such flood  insurance  shall be in an amount  equal to the lesser  of (i) the  amount  required  to  compensate  for any loss or  damage to the  Mortgaged  Property  on a replacement  cost basis and (ii) the maximum  amount of such  insurance  available  for the  related  Mortgaged
Property under the national flood insurance  program  (assuming that the area in which such Mortgaged  Property is located is participating in such program).

        In the event that the Master  Servicer shall obtain and maintain a blanket fire  insurance  policy with extended  coverage  insuring  against  hazard losses on all of the Mortgage  Loans,  it shall  conclusively  be deemed to have satisfied its obligations as set forth in the first sentence of this  Section 3.12(a),  it being understood  and agreed that such  policy may contain a  deductible  clause,  in which case the Master  Servicer shall,  in the event that there  shall not have been  maintained  on the  related  Mortgaged  Property a policy complying  with the first  sentence of this  Section 3.12(a)  and there shall have been a loss which would have been covered by such policy,  deposit in the  Certificate  Account the amount not  otherwise  payable under the blanket  policy because of such  deductible  clause.  Any such deposit by the Master  Servicer shall be made on the Certificate  Account Deposit Date next preceding the Distribution  Date which occurs in the month following the month in which  payments  under any such policy would have been  deposited  in the  Custodial  Account.  In connection  with its  activities  as  administrator  and servicer of the Mortgage  Loans,  the Master  Servicer agrees to present,  on behalf of itself,  the Trustee and  Certificateholders,  claims  under any such  blanket policy.

(b)     The Master  Servicer  shall  obtain and  maintain  at its own expense and keep in full force and effect throughout  the term of this  Agreement a blanket  fidelity bond and an errors and omissions  insurance  policy covering  the  Master  Servicer's  officers  and  employees  and other  persons  acting on behalf of the Master
Servicer in connection  with its  activities  under this  Agreement.  The amount of coverage  shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac,  whichever is greater,  with respect to the Master  Servicer if the Master Servicer were servicing and  administering  the Mortgage Loans for Fannie
Mae or Freddie  Mac.  In the event that any such bond or policy  ceases to be in  effect,  the Master  Servicer shall obtain a comparable  replacement  bond or policy from an issuer or insurer,  as the case may be,  meeting the  requirements,  if any,  of the  Program  Guide and  acceptable  to the  Depositor.  Coverage of the Master
Servicer  under a policy or bond  obtained by an Affiliate of the Master  Servicer and  providing  the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a)     When any Mortgaged  Property is conveyed by the Mortgagor,  the Master Servicer or Subservicer,  to the
extent it has knowledge of such  conveyance,  shall enforce any  due-on-sale  clause  contained in any Mortgage
Note or Mortgage,  to the extent permitted under applicable law and governmental  regulations,  but only to the extent that such  enforcement  will not adversely  affect or jeopardize  coverage under any Required  Insurance
Policy.  Notwithstanding  the  foregoing:  (i) the Master  Servicer  shall not be deemed to be in default under this  Section 3.13(a)  by reason of any transfer or assumption  which the Master  Servicer is restricted by law from  preventing;  and (ii) if the Master Servicer  determines that it is reasonably  likely that any Mortgagor will bring, or if any Mortgagor does bring,  legal action to declare invalid or otherwise avoid  enforcement of a due-on-sale  clause contained in any Mortgage Note or Mortgage,  the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the Master  Servicer's  duty to enforce  any  due-on-sale  clause to the extent set forth in
Section 3.13(a),  in any case in which a Mortgaged  Property is to be conveyed to a Person by a Mortgagor,  and such Person is to enter into an  assumption  or  modification  agreement or  supplement to the Mortgage Note or
Mortgage which  requires the signature of the Trustee,  or if an instrument of release signed by the Trustee is required  releasing the Mortgagor  from  liability on the Mortgage  Loan,  the Master  Servicer is  authorized, subject to the requirements of the sentence next following,  to execute and deliver,  on behalf of the Trustee, the  assumption  agreement  with  the  Person  to whom  the  Mortgaged  Property  is to be  conveyed  and  such modification  agreement or supplement to the Mortgage Note or Mortgage or other  instruments  as are reasonable or  necessary  to carry out the  terms of the  Mortgage  Note or  Mortgage  or  otherwise  to  comply  with any applicable  laws  regarding  assumptions  or the transfer of the Mortgaged  Property to such Person;  provided, however,  none of such terms and requirements shall both constitute a "significant  modification"  effecting an exchange  or  reissuance  of such  Mortgage  Loan  under the Code (or final,  temporary  or  proposed  Treasury regulations  promulgated  thereunder) and cause any REMIC created hereunder to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited  transactions" or  "contributions"  after the Startup Date under the  REMIC  Provisions.  The  Master  Servicer  shall  execute  and  deliver  such  documents  only if it reasonably  determines that (i) its execution and delivery  thereof will not conflict with or violate any terms of this  Agreement or cause the unpaid balance and interest on the Mortgage Loan to be  uncollectible  in whole or in part,  (ii) any required  consents of insurers under any Required  Insurance  Policies have been obtained and (iii)  subsequent to the closing of the  transaction  involving the assumption or transfer (A) the Mortgage
Loan will  continue to be secured by a first  mortgage lien (or, with respect to any junior lien, a junior lien of the same  priority  in  relation  to any senior  lien on such  Mortgage  Loan)  pursuant to the terms of the
Mortgage,  (B) such transaction will not adversely affect the coverage under any Required  Insurance  Policies,
(C) the  Mortgage  Loan will fully  amortize  over the  remaining  term  thereof,  (D) no material  term of the
Mortgage  Loan  (including  the interest  rate on the  Mortgage  Loan) will be altered nor will the term of the
Mortgage  Loan be changed and (E) if the  seller/transferor  of the  Mortgaged  Property is to be released from liability on the Mortgage Loan,  the  buyer/transferee  of the Mortgaged  Property would be qualified to assume the Mortgage Loan based on generally  comparable  credit quality and such release will not (based on the Master
Servicer's or  Subservicer's  good faith  determination)  adversely affect the  collectability  of the Mortgage
Loan.  Upon receipt of  appropriate  instructions  from the Master  Servicer in accordance  with the foregoing, the Trustee  shall execute any  necessary  instruments  for such  assumption  or  substitution  of liability as directed by the Master  Servicer.  Upon the closing of the  transactions  contemplated by such  documents,  the
Master Servicer shall cause the originals or true and correct copies of the assumption  agreement,  the release
(if any),  or the  modification  or  supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the  Custodian  and  deposited  with the Mortgage  File for such  Mortgage  Loan.  Any fee  collected by the
Master  Servicer or such related  Subservicer  for entering  into an assumption  or  substitution  of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)     The Master  Servicer or the  related  Subservicer,  as the case may be,  shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged  Property,  the granting of an easement thereon in favor of another  Person,  any alteration or demolition of the related  Mortgaged  Property or other similar  matters if it has  determined,  exercising its good faith  business  judgment in the same manner as it would if it were the owner of the  related  Mortgage  Loan,  that the  security  for,  and the  timely and full collectability  of, such  Mortgage  Loan would not be  adversely  affected  thereby and that any REMIC  created hereunder  would not fail to continue to qualify as a REMIC under the Code as a result  thereof and (subject to
Section 10.01(f))  that no tax on "prohibited  transactions" or "contributions" after the Startup Date would be imposed on any REMIC created  hereunder as a result  thereof.  Any fee collected by the Master  Servicer or the related  Subservicer for processing such a request will be retained by the Master Servicer or such  Subservicer as additional servicing compensation.
(d)     Subject  to any other  applicable  terms and  conditions  of this  Agreement,  the  Trustee  and Master
Servicer  shall be entitled to approve an  assignment  in lieu of  satisfaction  with  respect to any  Mortgage
Loan,  provided the obligee with respect to such Mortgage Loan following such proposed  assignment provides the
Trustee  and  Master  Servicer  with a "Lender  Certification  for  Assignment  of  Mortgage  Loan" in the form attached  hereto  as  Exhibit M,  in form and  substance  satisfactory  to the  Trustee  and  Master  Servicer, providing  the  following:  (i)  that  the  Mortgage  Loan  is  secured  by  Mortgaged  Property  located  in a jurisdiction  in which an assignment in lieu of  satisfaction  is required to preserve lien priority,  minimize or avoid mortgage  recording  taxes or otherwise  comply with, or facilitate a refinancing  under,  the laws of such  jurisdiction;  (ii) that the substance of the assignment is, and is intended to be, a refinancing of such
Mortgage Loan and that the form of the  transaction  is solely to comply with, or  facilitate  the  transaction under,  such local laws;  (iii) that the Mortgage Loan  following the proposed  assignment  will have a rate of interest  more than the  greater  of (A) 3% and (B) 5% of the annual  yield of the  unmodified  Mortgage  Loan, below or above the rate of interest on such  Mortgage  Loan prior to such  proposed  assignment;  and (iv) that such  assignment  is at the  request of the  borrower  under the related  Mortgage  Loan.  Upon  approval of an assignment in lieu of  satisfaction  with respect to any Mortgage Loan, the Master  Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such  Mortgage  Loan,  and the
Master  Servicer  shall treat such amount as a Principal  Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Master  Servicer  shall  foreclose upon or otherwise  comparably  convert (which may include an REO
Acquisition)  the  ownership of  properties  securing  such of the Mortgage  Loans as come into and continue in default  and as to  which no  satisfactory  arrangements  can be made for  collection  of  delinquent  payments pursuant  to  Section 3.07.  Alternatively,  the  Master  Servicer  may take  other  actions  in  respect  of a defaulted  Mortgage  Loan,  which may include (i)  accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged  Property by the  Mortgagor)  or  permitting a short  refinancing  (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to  facilitate  refinancing  transactions  by the  Mortgagor not involving  a sale of the  Mortgaged  Property),  (ii)  arranging  for a repayment  plan or (iii)  agreeing to a modification  in accordance  with  Section 3.07.  In connection  with such  foreclosure or other  conversion or action,  the Master Servicer shall,  consistent with  Section 3.11,  follow such practices and procedures as it shall deem necessary or advisable,  as shall be normal and usual in its general mortgage  servicing  activities and as shall be required or permitted by the Program  Guide;  provided  that the Master  Servicer  shall not be liable in any respect  hereunder if the Master  Servicer is acting in connection  with any such  foreclosure or other  conversion or action in a manner that is consistent  with the provisions of this  Agreement.  The Master
Servicer,  however,  shall not be  required  to expend  its own funds or incur  other  reimbursable  charges in connection with any foreclosure,  or attempted  foreclosure  which is not completed,  or towards the correction of any default on a related senior  mortgage loan, or towards the  restoration of any property  unless it shall determine  (i) that such  restoration  and/or  foreclosure  will  increase the proceeds of  liquidation  of the
Mortgage  Loan to  Holders  of  Certificates  of one or more  Classes  after  reimbursement  to itself for such expenses or charges and (ii) that such  expenses  and charges  will be  recoverable  to it through  Liquidation
Proceeds,  Insurance  Proceeds,  or REO  Proceeds  (respecting  which it shall have  priority  for  purposes of withdrawals from the Custodial  Account pursuant to Section 3.10,  whether or not such expenses and charges are actually recoverable from related Liquidation  Proceeds,  Insurance Proceeds or REO Proceeds).  In the event of such a determination  by the Master  Servicer  pursuant to this  Section 3.14(a),  the Master Servicer shall be entitled  to  reimbursement  of its funds so  expended  pursuant  to  Section 3.10.  In  addition,  the  Master
Servicer may pursue any remedies  that may be available in  connection  with a breach of a  representation  and warranty  with respect to any such  Mortgage Loan in  accordance  with  Sections  2.03 and 2.04.  However,  the
Master Servicer is not required to continue to pursue both  foreclosure  (or similar  remedies) with respect to the Mortgage  Loans and remedies in  connection  with a breach of a  representation  and warranty if the Master
Servicer  determines in its  reasonable  discretion  that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan.  Upon the  occurrence of a Cash  Liquidation  or REO  Disposition,  following the deposit in the Custodial  Account of all Insurance  Proceeds,  Liquidation  Proceeds and other payments and recoveries  referred to in the definition of "Cash  Liquidation"  or "REO  Disposition,"  as  applicable,  upon receipt by the Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall  release to the Master  Servicer the related  Mortgage  File and the
Trustee shall execute and deliver such  instruments of transfer or assignment  prepared by the Master Servicer, in each case without  recourse,  as shall be necessary to vest in the Master  Servicer or its designee,  as the case may be, the related  Mortgage  Loan,  and  thereafter  such  Mortgage  Loan shall not be part of the Trust
FUND.  Notwithstanding  the foregoing or any other provision of this Agreement,  in the Master  Servicer's sole discretion  with  respect  to any  defaulted  Mortgage  Loan or REO  Property  as to  either  of the  following provisions,  (i) a Cash  Liquidation or REO  Disposition  may be deemed to have occurred if  substantially  all amounts expected by the Master Servicer to be received in connection with the related  defaulted  Mortgage Loan or REO  Property  have been  received,  and (ii) for  purposes  of  determining  the amount of any  Liquidation
Proceeds,  Insurance  Proceeds,  REO Proceeds or other  unscheduled  collections  or the amount of any Realized
Loss,  the Master  Servicer  may take into  account  minimal  amounts of  additional  receipts  expected  to be received or any  estimated  additional  liquidation  expenses  expected to be incurred in  connection  with the related defaulted Mortgage Loan or REO Property.

(b)     In the event that title to any  Mortgaged  Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of  foreclosure,  the deed or certificate of sale shall be issued to the Trustee or to its  nominee  on  behalf  of  Certificateholders.  Notwithstanding  any such  acquisition  of  title  and cancellation  of the related  Mortgage Loan,  such REO Property shall (except as otherwise  expressly  provided herein) be  considered  to be an  Outstanding  Mortgage  Loan held in the Trust Fund until such time as the REO
Property shall be sold.  Consistent  with the foregoing for purposes of all  calculations  hereunder so long as such  REO  Property  shall  be  considered  to be an  Outstanding  Mortgage  Loan it  shall  be  assumed  that, notwithstanding that the indebtedness  evidenced by the related Mortgage Note shall have been discharged,  such
Mortgage  Note and the related  amortization  schedule in effect at the time of any such  acquisition  of title
(after  giving  effect  to any  previous  Curtailments  and  before  any  adjustment  thereto  by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)     In the event that the Trust Fund  acquires any REO  Property as  aforesaid  or otherwise in  connection with a default or imminent  default on a Mortgage Loan,  the Master  Servicer on behalf of the Trust Fund shall dispose  of such REO  Property  as soon as  practicable,  giving  due  consideration  to the  interests  of the
Certificateholders,  but in all cases,  within  three full years after the taxable year of its  acquisition  by the Trust Fund for  purposes of  Section 860G(a)(8)  of the Code (or such  shorter  period as may be  necessary under  applicable  state  (including any state in which such property is located) law to maintain the status of each REMIC  created  hereunder  as a REMIC  under  applicable  state law and avoid  taxes  resulting  from such property  failing to be foreclosure  property under applicable state law) or, at the expense of the Trust Fund, request,  more than 60 days before the day on which such grace period would otherwise  expire,  an extension of such grace period unless the Master Servicer (subject to  Section 10.01(f))  obtains for the Trustee an Opinion of  Counsel,  addressed  to the Trustee  and the Master  Servicer,  to the effect that the holding by the Trust
Fund of such REO Property  subsequent to such period will not result in the  imposition of taxes on "prohibited transactions"  as defined in Section 860F  of the Code or cause any REMIC created  hereunder to fail to qualify as a REMIC  (for  federal  (or any  applicable  State or  local)  income  tax  purposes)  at any time  that any
Certificates are outstanding,  in which case the Trust Fund may continue to hold such REO Property  (subject to any conditions  contained in such Opinion of Counsel).  The Master  Servicer shall be entitled to be reimbursed from the  Custodial  Account  for any costs  incurred in  obtaining  such  Opinion of  Counsel,  as provided in
Section 3.10.  Notwithstanding  any other  provision of this Agreement,  no REO Property  acquired by the Trust
Fund  shall be rented (or  allowed to  continue  to be rented) or  otherwise  used by or on behalf of the Trust
Fund in such a manner or  pursuant  to any terms that would (i) cause such REO  Property  to fail to qualify as
"foreclosure  property" within the meaning of  Section 860G(a)(8) of the Code or (ii) subject any REMIC created hereunder  to the  imposition  of any  federal  income  taxes on the  income  earned  from  such REO  Property, including any taxes imposed by reason of  Section 860G(c)  of the Code,  unless the Master  Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)     The proceeds of any Cash  Liquidation,  REO  Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement,  as well as any recovery (other than Subsequent  Recoveries) resulting from a  collection  of  Liquidation  Proceeds,  Insurance  Proceeds  or REO  Proceeds,  will be  applied in the following  order  of  priority:  first,  to  reimburse  the  Master  Servicer  or the  related  Subservicer  in accordance with  Section 3.10(a)(ii);  second,  to the  Certificateholders  to the extent of accrued and unpaid interest  on the  Mortgage  Loan,  and any  related  REO Imputed  Interest,  at the Net  Mortgage  Rate (or the
Modified  Net  Mortgage  Rate in the case of a Modified  Mortgage  Loan),  to the Due Date in the  related  Due
Period  prior  to  the  Distribution  Date  on  which  such  amounts  are  to be  distributed;  third,  to  the
Certificateholders  as a  recovery  of  principal  on the  Mortgage  Loan  (or REO  Property);  fourth,  to all
Servicing Fees and  Subservicing  Fees payable  therefrom (and the Master  Servicer and the  Subservicer  shall have no claims for any  deficiencies  with  respect to such fees which result from the  foregoing  allocation);
and fifth, to Foreclosure Profits.

(e)     In the event of a default  on a  Mortgage  Loan one or more of whose  obligors  is not a United  States
Person,  in  connection  with  any  foreclosure  or  acquisition  of a deed in lieu of  foreclosure  (together,
"foreclosure")  in respect  of such  Mortgage  Loan,  the  Master  Servicer  shall  cause  compliance  with the provisions of Treasury  Regulation Section 1.1445-2(d)(3)  (or any successor  thereto) necessary to assure that no withholding  tax obligation  arises with respect to the proceeds of such  foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a)     Upon  becoming  aware of the payment in full of any  Mortgage  Loan,  or upon the receipt by the Master
Servicer of a notification  that payment in full will be escrowed in a manner customary for such purposes,  the
Master Servicer shall  immediately  notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification  of a Servicing  Officer (which  certification  shall include a statement to the effect that all amounts  received or to be received in  connection  with such payment which are required to be deposited in the Custodial  Account pursuant to Section 3.07  have been or will be so deposited),  substantially in the form attached  hereto as Exhibit G,  or, in the case of a Custodian,  an electronic  request in a form acceptable to the  Custodian,  requesting  delivery  to it of the  Mortgage  File.  Upon  receipt of such  certification  and request,  the Trustee shall promptly release,  or cause the Custodian to release,  the related Mortgage File to the Master  Servicer.  The Master  Servicer is  authorized  to execute and deliver to the Mortgagor the request for  reconveyance,  deed of reconveyance  or release or  satisfaction of mortgage or such instrument  releasing the  lien of the  Mortgage,  together  with the  Mortgage  Note  with,  as  appropriate,  written  evidence  of cancellation  thereon and to cause the removal from the  registration  on the MERS(R)System of such Mortgage and to execute  and  deliver,  on behalf of the  Trustee  and the  Certificateholders  or any of them,  any and all instruments  of  satisfaction  or  cancellation  or of partial or full release,  including any  applicable  UCC termination  statements.  No expenses  incurred in connection  with any instrument of  satisfaction  or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b)     From time to time as is  appropriate  for the servicing or foreclosure of any Mortgage Loan, the Master
Servicer  shall deliver to the  Custodian,  with a copy to the Trustee,  a certificate  of a Servicing  Officer substantially in the form attached as Exhibit G hereto,  or, in the case of a Custodian,  an electronic request in a form acceptable to the Custodian,  requesting that  possession of all, or any document  constituting  part of, the Mortgage File be released to the Master  Servicer and  certifying as to the reason for such release and that such release will not  invalidate  any insurance  coverage  provided in respect of the Mortgage Loan under any  Required  Insurance  Policy.  Upon  receipt of the  foregoing,  the Trustee  shall  deliver,  or cause the
Custodian to deliver,  the Mortgage File or any document  therein to the Master  Servicer.  The Master Servicer shall cause each  Mortgage  File or any  document  therein so released  to be returned to the  Trustee,  or the
Custodian as agent for the Trustee when the need therefor by the Master  Servicer no longer exists,  unless (i)
the Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the Mortgage Loan have been deposited in the Custodial  Account or (ii) the  Mortgage File or such document has been delivered  directly or through a Subservicer to an attorney,  or to a public trustee or other public  official as required by law, for purposes of initiating  or pursuing  legal action or other  proceedings  for the  foreclosure  of the Mortgaged
Property  either  judicially or  non-judicially,  and the Master  Servicer has delivered  directly or through a
Subservicer  to the Trustee a certificate of a Servicing  Officer  certifying as to the name and address of the
Person to which  such  Mortgage  File or such  document  was  delivered  and the  purpose or  purposes  of such delivery.  In the event of the  liquidation  of a Mortgage  Loan,  the  Trustee  shall  deliver the Request for
Release with  respect  thereto to the Master  Servicer  upon the  Trustee's  receipt of  notification  from the
Master Servicer of the deposit of the related Liquidation Proceeds in the Custodial Account.

(c)     The Trustee or the Master  Servicer on the  Trustee's  behalf  shall  execute and deliver to the Master
Servicer,  if necessary,  any court pleadings,  requests for trustee's sale or other documents necessary to the foreclosure  or  trustee's  sale in respect of a Mortgaged  Property or to any legal  action  brought to obtain judgment  against any  Mortgagor on the Mortgage  Note or Mortgage or to obtain a  deficiency  judgment,  or to enforce any other  remedies or rights  provided by the Mortgage Note or Mortgage or otherwise  available at law or in equity.  Together  with such  documents  or pleadings  (if signed by the  Trustee),  the Master  Servicer shall deliver to the Trustee a certificate of a Servicing  Officer  requesting that such pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings are required and that the  execution and delivery  thereof by the Trustee  shall not  invalidate  any  insurance  coverage  under any
Required  Insurance  Policy  or  invalidate  or  otherwise  affect  the lien of the  Mortgage,  except  for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a)     The Master  Servicer,  as compensation  for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the amounts  provided for by clauses  (iii),  (iv),  (v) and (vi) of  Section 3.10(a), subject  to clause (e) below.  The amount of  servicing  compensation  provided  for in such  clauses  shall be accounted for on a Mortgage  Loan-by-Mortgage  Loan basis. In the event that  Liquidation  Proceeds,  Insurance
Proceeds and REO Proceeds (net of amounts reimbursable  therefrom pursuant to  Section 3.10(a)(ii))  in respect of a Cash  Liquidation  or REO  Disposition  exceed the unpaid  principal  balance of such  Mortgage  Loan plus unpaid interest accrued thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net
Mortgage  Rate (or the  Modified  Net  Mortgage  Rate in the case of a  Modified  Mortgage  Loan),  the  Master
Servicer  shall be entitled  to retain  therefrom  and to pay to itself  and/or the  related  Subservicer,  any
Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)     Additional  servicing  compensation in the form of assumption  fees, late payment  charges,  investment income on amounts in the Custodial  Account or the  Certificate  Account or otherwise  shall be retained by the
Master  Servicer or the  Subservicer to the extent  provided  herein,  subject to clause (e) below.  Prepayment charges shall be deposited  into the  Certificate  Account and shall be paid on each  Distribution  Date to the holders of the Class SB Certificates.

(c)     The Master  Servicer  shall be  required to pay, or cause to be paid,  all  expenses  incurred by it in connection with its servicing  activities  hereunder  (including  payment of premiums for the Primary Insurance
Policies,  if any, to the extent such premiums are not required to be paid by the related  Mortgagors,  and the fees and  expenses of the  Trustee and any  Custodian)  and shall not be  entitled  to  reimbursement  therefor except as specifically provided in Sections 3.10 and 3.14.

(d)     The Master  Servicer's  right to receive  servicing  compensation may not be transferred in whole or in part except in  connection  with the  transfer of all of its  responsibilities  and  obligations  of the Master
Servicer under this Agreement.

(e)     Notwithstanding  clauses  (a) and (b)  above,  the  amount of  servicing  compensation  that the Master
Servicer shall be entitled to receive for its activities  hereunder for the period ending on each  Distribution
Date  shall  be  reduced  (but not  below  zero)  by the  amount  of  Compensating  Interest  (if any) for such
Distribution  Date used to cover Prepayment  Interest  Shortfalls as provided in  Section 3.16(f)  below.  Such reduction shall be applied during such period as follows:  first,  to any Servicing Fee or Subservicing  Fee to which the Master  Servicer is  entitled  pursuant to  Section 3.10(a)(iii);  and second,  to any income or gain realized from any  investment of funds held in the Custodial  Account or the  Certificate  Account to which the
Master Servicer is entitled  pursuant to Sections 3.07(c) or 4.01(c),  respectively.  In making such reduction, the Master  Servicer  shall not  withdraw  from the  Custodial  Account any such amount  representing  all or a portion of the Servicing Fee to which it is entitled  pursuant to  Section 3.10(a)(iii)  and shall not withdraw from the  Custodial  Account  or  Certificate  Account  any such  amount to which it is  entitled  pursuant  to
Section 3.07(c) or 4.01(c).

(f)     With respect to any Distribution  Date,  Prepayment  Interest  Shortfalls on the Mortgage Loans will be covered  first,  by the Master  Servicer,  but only to the extent such  Prepayment  Interest  Shortfalls do not exceed Eligible Master Servicing Compensation.

Section 3.17.  Reports to the Trustee and the Depositor.

        Not later than fifteen days after it receives a written request from the Trustee or the Depositor,  the
Master Servicer shall forward to the Trustee and the Depositor a statement,  certified by a Servicing  Officer, setting forth the status of the Custodial  Account as of the close of business on such  Distribution Date as it relates  to the  Mortgage  Loans and  showing,  for the period  covered by such  statement,  the  aggregate  of deposits in or  withdrawals  from the Custodial  Account in respect of the Mortgage  Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance and Servicing Assessment.

        The  Master  Servicer  shall  deliver to the  Depositor  and the  Trustee  on or before the  earlier of
(a) March 31 of each year or (b) with respect to any calendar year during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations of the
Commission,  the date on which the annual  report on Form 10-K is required to be filed in  accordance  with the
Exchange  Act and the rules and  regulations  of the  Commission,  (i) a servicing  assessment  as described in
Section 4.03(f)(ii)  and (ii) a servicer  compliance  statement,  signed by an authorized officer of the Master
Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

(A)     A review of the Master  Servicer's  activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

(B)     To the best of such officer's  knowledge,  based on such review,  the Master Servicer has fulfilled all of its  obligations  under this  Agreement in all material  respects  throughout  the  reporting period or, if there has been a failure to fulfill any such  obligation in any material  respect, specifying each such failure known to such officer and the nature and status thereof.

        The  Master  Servicer  shall use  commercially  reasonable  efforts  to obtain  from all other  parties
participating  in  the  servicing  function  any  additional   certifications   required  under  Item  1123  of
Regulation AB  to the extent  required  to be  included  in a Report on Form 10-K;  provided,  however,  that a failure to obtain such  certifications  shall not be a breach of the Master  Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year or (b) with respect to any  calendar  year during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations of the  Commission,  the date on which the annual report is required to be filed in accordance  with the Exchange Act and the rules and  regulations of the  Commission,  the Master Servicer at its expense  shall  cause a firm of  independent  public  accountants,  which shall be members of the  American
Institute  of  Certified  Public  Accountants,  to furnish to the  Depositor  and the Trustee  the  attestation required under Item 1122(b) of  Regulation AB.  In rendering such statement,  such firm may rely, as to matters relating  to  the  direct  servicing  of  mortgage  loans  by  Subservicers,  upon  comparable  statements  for
examinations   conducted  by  independent  public  accountants   substantially  in  accordance  with  standards
established  by the American  Institute  of  Certified  Public  Accountants  (rendered  within one year of such statement) with respect to such Subservicers.

Section 3.20.  Right of the Depositor in Respect of the Master Servicer.

        The Master Servicer shall afford the Depositor and the Trustee,  upon reasonable notice,  during normal business  hours  access to all  records  maintained  by the  Master  Servicer  in  respect  of its  rights  and obligations  hereunder and access to officers of the Master  Servicer  responsible for such  obligations.  Upon request,  the Master  Servicer shall furnish the Depositor with its most recent  financial  statements and such other information as the Master Servicer  possesses  regarding its business,  affairs,  property and condition,
financial  or  otherwise.   The  Master  Servicer  shall  also  cooperate  with  all  reasonable  requests  for information  including,  but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage
Loans or the Certificates from any Person or Persons  identified by the Depositor or Residential  Funding.  The
Depositor  may enforce the  obligation  of the Master  Servicer  hereunder and may, but it is not obligated to, perform or cause a designee to perform,  any defaulted  obligation of the Master Servicer hereunder or exercise the rights of the Master  Servicer  hereunder;  provided that the Master  Servicer shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the  Depositor or its  designee.  Neither the
Depositor  nor the Trustee shall have the  responsibility  or liability for any action or failure to act by the
Master  Servicer and they are not  obligated to supervise the  performance  of the Master  Servicer  under this
Agreement or otherwise.

Section 3.21.  [Reserved].

Section 3.22.  Advance Facility.

(a)     The  Master  Servicer  is hereby  authorized  to enter into a  financing  or other  facility  (any such arrangement,  an "Advance  Facility") under which (1) the Master Servicer sells,  assigns or pledges to another
Person (an  "Advancing  Person") the Master  Servicer's  rights under this  Agreement to be reimbursed  for any
Advances or Servicing  Advances  and/or (2) an  Advancing  Person  agrees to fund some or all  Advances  and/or
Servicing  Advances  required to be made by the Master Servicer  pursuant to this Agreement.  No consent of the
Depositor,  the  Trustee,  the  Certificateholders  or any other  party  shall be  required  before  the Master
Servicer  may enter into an Advance  Facility.  Notwithstanding  the  existence of any Advance  Facility  under which an Advancing Person agrees to fund Advances and/or Servicing  Advances on the Master  Servicer's  behalf, the Master  Servicer  shall  remain  obligated  pursuant  to this  Agreement  to make  Advances  and  Servicing
Advances  pursuant  to and as  required  by this  Agreement.  If the  Master  Servicer  enters  into an Advance
Facility,  and for so long as an Advancing  Person remains entitled to receive  reimbursement  for any Advances including  Nonrecoverable  Advances  ("Advance  Reimbursement  Amounts")  and/or Servicing  Advances  including
Nonrecoverable  Advances  ("Servicing Advance  Reimbursement  Amounts" and together with Advance  Reimbursement
Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of  Reimbursement  Amount is included in the Advance Facility),  as applicable,  pursuant to this Agreement,  then the Master Servicer shall identify such  Reimbursement  Amounts  consistent with the  reimbursement  rights set forth in  Section 3.10(a)(ii)  and
(vii) and remit such  Reimbursement  Amounts in accordance  with this  Section 3.22  or otherwise in accordance with the  documentation  establishing the Advance  Facility to such Advancing Person or to a trustee,  agent or custodian (an "Advance  Facility  Trustee")  designated by such Advancing  Person in an Advance Facility Notice described below in  Section 3.22(b).  Notwithstanding  the foregoing,  if so required  pursuant to the terms of the Advance  Facility,  the Master  Servicer may direct,  and if so directed in writing,  the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement  Amounts  identified  pursuant to the  preceding  sentence.  An  Advancing  Person  whose  obligations  hereunder  are  limited to the funding of
Advances and/or Servicing  Advances shall not be required to meet the  qualifications of a Master Servicer or a
Subservicer  pursuant to  Section 3.02(a)  or 6.02(c) hereof and shall not be deemed to be a Subservicer  under this  Agreement.  Notwithstanding  anything to the contrary  herein,  in no event shall  Advance  Reimbursement
Amounts or  Servicing  Advance  Reimbursement  Amounts be  included  in the  Available  Distribution  Amount or distributed to Certificateholders.

(b)     If the  Master  Servicer  enters  into an  Advance  Facility  and  makes  the  election  set  forth  in
Section 3.22(a),  the Master Servicer and the related  Advancing  Person shall deliver to the Trustee a written notice and payment  instruction  (an "Advance  Facility  Notice"),  providing the Trustee with written  payment instructions  as to where  to remit  Advance  Reimbursement  Amounts  and/or  Servicing  Advance  Reimbursement
Amounts  (each to the extent such type of  Reimbursement  Amount is included  within the Advance  Facility)  on subsequent  Distribution Dates. The payment instruction shall require the applicable  Reimbursement  Amounts to be distributed to the Advancing  Person or to an Advance  Facility  Trustee  designated in the Advance Facility
Notice.  An Advance  Facility  Notice  may only be  terminated  by the joint  written  direction  of the Master
Servicer and the related Advancing Person (and any related Advance Facility Trustee).

(c)     Reimbursement  Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master  Servicer  would be permitted to reimburse  itself in accordance with  Section 3.10(a)(ii)  and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related  Advance(s)  and/or  Servicing  Advance(s).  Notwithstanding  the  foregoing,  except with respect to reimbursement  of  Nonrecoverable  Advances as set forth in  Section 3.10(c)  of this Agreement,  no
Person shall be entitled to reimbursement  from funds held in the Certificate  Account for future  distribution to  Certificateholders  pursuant to this  Agreement.  Neither the Depositor nor the Trustee shall have any duty or liability  with respect to the  calculation  of any  Reimbursement  Amount,  nor shall the  Depositor or the
Trustee  have any  responsibility  to track or monitor  the  administration  of the  Advance  Facility  and the
Depositor shall not have any  responsibility to track,  monitor or verify the payment of Reimbursement  Amounts to the related  Advancing  Person or Advance Facility  Trustee.  The Master Servicer shall maintain and provide to any successor  master  servicer a detailed  accounting on a  loan-by-loan  basis as to amounts  advanced by, sold,  pledged or assigned to, and reimbursed to any Advancing  Person.  The successor master servicer shall be entitled to rely on any such  information  provided by the Master  Servicer,  and the successor master servicer shall not be liable for any errors in such information.

(d)     Upon the  direction of and at the expense of the Master  Servicer,  the Trustee  agrees to execute such acknowledgments,  certificates,  and other documents  reasonably  satisfactory  to the Trustee  provided by the
Master Servicer and reasonable  satisfactory to the Trustee  recognizing the interests of any Advancing  Person or Advance Facility Trustee in such  Reimbursement  Amounts as the Master Servicer may cause to be made subject to Advance Facilities  pursuant to this Section 3.22,  and such other documents in connection with such Advance
Facility as may be reasonably  requested from time to time by any Advancing  Person or Advance Facility Trustee and reasonably satisfactory to the Trustee.

(e)     Reimbursement  Amounts  collected  with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed  Advances or Servicing  Advances (as the case may be) made with respect to that Mortgage Loan on a
"first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

(i)     Any successor Master Servicer to Residential  Funding (a "Successor Master Servicer") and the Advancing
        Person or Advance Facility Trustee shall be required to apply all amounts  available in accordance with this  Section 3.22(e)  to the  reimbursement of Advances and Servicing  Advances in the manner provided for herein;  provided,  however,  that after the succession of a Successor Master Servicer,  (A) to the extent that any  Advances or  Servicing  Advances  with  respect to any  particular  Mortgage  Loan are reimbursed from payments or recoveries,  if any, from the related Mortgagor,  and Liquidation  Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan,  reimbursement shall be made, first, to the Advancing Person or Advance  Facility  Trustee in respect of Advances and/or Servicing  Advances related  to that  Mortgage  Loan to the  extent of the  interest  of the  Advancing  Person or  Advance
        Facility Trustee in such Advances and/or Servicing  Advances,  second to the Master Servicer in respect of Advances  and/or  Servicing  Advances  related to that Mortgage Loan in excess of those in which the
        Advancing  Person or Advance  Facility  Trustee  Person has an interest,  and third,  to the  Successor
        Master Servicer in respect of any other Advances  and/or  Servicing  Advances  related to that Mortgage
        Loan,  from such  sources as and when  collected,  and (B)  reimbursements  of Advances  and  Servicing
        Advances that are  Nonrecoverable  Advances  shall be made pro rata to the Advancing  Person or Advance
        Facility  Trustee,  on the one hand, and any such Successor Master Servicer,  on the other hand, on the basis of the respective  aggregate  outstanding  unreimbursed  Advances and Servicing Advances that are
        Nonrecoverable  Advances owed to the Advancing  Person,  Advance  Facility  Trustee or Master  Servicer
        pursuant to this  Agreement,  on the one hand, and any such  Successor  Master  Servicer,  on the other hand, and without  regard to the date on which any such Advances or Servicing  Advances shall have been made. In the event that,  as a result of the FIFO  allocation  made  pursuant to this  Section 3.22(e), some or all of a Reimbursement  Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or  Servicing  Advances  that were made by a Person other than  Residential  Funding or the
        Advancing  Person or Advance  Facility  Trustee,  then the Advancing Person or Advance Facility Trustee shall be  required  to remit any portion of such  Reimbursement  Amount to the Person  entitled to such portion of such  Reimbursement  Amount.  Without limiting the generality of the foregoing,  Residential
        Funding shall remain entitled to be reimbursed by the Advancing  Person or Advance Facility Trustee for
        all  Advances  and  Servicing  Advances  funded  by  Residential  Funding  to the  extent  the  related
        Reimbursement  Amount(s) have not been assigned or pledged to an Advancing  Person or Advance  Facility
        Trustee.  The  documentation  establishing  any Advance Facility shall require  Residential  Funding to provide to the related  Advancing  Person or Advance  Facility  Trustee loan by loan  information  with respect to each  Reimbursement  Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee,  to enable the
        Advancing Person or Advance Facility Trustee to make the FIFO allocation of each  Reimbursement  Amount with respect to each Mortgage Loan.

(ii)    By way of  illustration,  and not by way of limiting the  generality  of the  foregoing,  if the Master
        Servicer  resigns  or is  terminated  at a time  when the  Master  Servicer  is a party  to an  Advance
        Facility,  and is replaced by a Successor Master Servicer,  and the Successor Master Servicer  directly funds Advances or Servicing  Advances with respect to a Mortgage Loan and does not assign or pledge the related  Reimbursement  Amounts to the related Advancing Person or Advance Facility  Trustee,  then all payments and  recoveries  received  from the related  Mortgagor or received in the form of  Liquidation
        Proceeds with respect to such Mortgage Loan (including  Insurance Proceeds collected in connection with a  liquidation  of such  Mortgage  Loan) will be  allocated  first to the  Advancing  Person or Advance
        Facility Trustee until the related  Reimbursement  Amounts  attributable to such Mortgage Loan that are owed to the  Master  Servicer  and the  Advancing  Person,  which were made  prior to any  Advances  or
        Servicing Advances made by the Successor Master Servicer,  have been reimbursed in full, at which point the  Successor  Master  Servicer  shall  be  entitled  to  retain  all  related  Reimbursement  Amounts subsequently  collected with respect to that Mortgage Loan pursuant to  Section 3.10 of this Agreement.
        To the extent that the Advances or Servicing Advances are  Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one hand, and the
        Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

(f)     The Master  Servicer  shall remain  entitled to be reimbursed  for all Advances and Servicing  Advances funded by the Master  Servicer to the extent the related  rights to be reimbursed  therefor have not been sold, assigned or pledged to an Advancing Person.

(g)     Any amendment to this  Section 3.22  or to any other  provision of this Agreement that may be necessary or  appropriate  to effect  the terms of an Advance  Facility  as  described  generally  in this  Section 3.22, including  amendments to add provisions  relating to a successor  master  servicer,  may be entered into by the
Trustee,  the  Depositor and the Master  Servicer  without the consent of any  Certificateholder,  with written confirmation  from each Rating  Agency that the  amendment  will not result in the  reduction of the ratings on any class of the  Certificates  below the lesser of the then current or original  ratings on such  Certificates and  delivery  of an Opinion of Counsel as required  under  Section 11.01(c),  notwithstanding  anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

(h)     Any rights of set-off that the Trust Fund, the Trustee,  the Depositor,  any Successor  Master Servicer
or any other Person might  otherwise have against the Master  Servicer under this Agreement shall not attach to any rights to be  reimbursed  for Advances or Servicing  Advances  that have been sold,  transferred,  pledged, conveyed or assigned to any Advancing Person.

(i)     At any time when an Advancing Person shall have ceased funding  Advances and/or Servicing  Advances (as the  case  may be)  and  the  Advancing  Person  or  related  Advance  Facility  Trustee  shall  have  received
Reimbursement  Amounts  sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the  right to  reimbursement  for which  were  assigned  to the  Advancing  Person,  then upon the delivery  of a written  notice  signed by the  Advancing  Person and the Master  Servicer or its  successor  or assign) to the Trustee  terminating  the Advance  Facility Notice (the "Notice of Facility  Termination"),  the
Master  Servicer or its Successor  Master  Servicer  shall again be entitled to withdraw and retain the related
Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

(j)     After delivery of any Advance  Facility  Notice,  and until any such Advance  Facility  Notice has been terminated by a Notice of Facility  Termination,  this  Section 3.22  may not be amended or otherwise  modified without the prior written consent of the related Advancing Person.

Section 3.23.  Special Servicing.

(a)     Subject to the conditions  described in Section 3.23(b) below,  the Holder of the Class SB Certificates may (but is not obligated to) appoint a special  servicer (each, a "Special  Servicer") to service any Mortgage
Loan which is  delinquent in payment by 120 days or more as of the related  Special  Servicing  Transfer  Date;
provided,  however,  that the aggregate  Stated  Principal  Balance of Mortgage Loans  transferred to a Special
Servicer  pursuant to this  Section  shall not equal or exceed 10% of the Cut-off Date  Balance.  The Holder of the Class SB  Certificates  shall give the Trustee and the Master  Servicer not less than 40 days prior written notice of the date on which it  anticipates  the transfer of servicing  with respect to any Mortgage  Loan to a
Special Servicer to occur (the "Special  Servicing  Transfer  Date"),  specifying (i) the Mortgage Loan(s) that it intends to transfer and (ii) the related Special Servicer.

(b)     Any Special Servicer  appointed  pursuant to Section 3.23(a) above shall (i) be rated in one of the two highest  rating  categories  as a special  servicer  by at least two of  Standard & Poor's,  Moody's  and Fitch
Ratings,  (ii)  satisfy  and be  subject  to all  requirements  and  obligations  of a  Subservicer  under this
Agreement,  including but not limited to,  servicing in accordance  with the Program Guide and this  Agreement,
(iii) be approved by the Master Servicer (which approval shall not be unreasonably  withheld),  (iv) be capable of  full  compliance  with  Regulation  AB and  (v)  sign  an  acknowledgement  agreeing  to be  bound  by this
Agreement.  In addition,  no Special  Servicer may modify a Mortgage Loan without the prior written  consent of the Master Servicer and such modification shall be in compliance with Section 3.07(a) hereof.

(c)     In  connection  with the  transfer of the  servicing of any Mortgage  Loan to a Special  Servicer,  the
Master  Servicer or  Subservicer of such Mortgage Loan (the  "Transferring  Servicer")  shall,  at such Special
Servicer's  expense,  deliver to such Special Servicer all documents and records relating to such Mortgage Loan and an accounting  of amounts  collected or held by it and otherwise use its best efforts to effect the orderly and  efficient  transfer  of the  servicing  of such  Mortgage  Loan to such  Special  Servicer.  Such  Special
Servicer shall  thereupon  assume all of the rights and  obligations  of the  Transferring  Servicer  hereunder arising  from and after the  Special  Servicing  Transfer  Date,  including  the right to receive  the  related
Subservicing  Fee from  payments  of  interest  received  on such  Mortgage  Loan (and  shall have no rights or entitlement  to  compensation  greater than that of the  Transferring  Servicer  with respect to such  Mortgage
Loan) and the  Transferring  Servicer  shall have no further  rights or  obligations  hereunder with respect to such  Mortgage Loan (except that the Master  Servicer  shall remain  obligated to master  service such Mortgage
Loan pursuant to this  Agreement).  In connection  with the transfer of the servicing of any Mortgage Loan to a
Special  Servicer,  the Master  Servicer  shall amend the Mortgage  Loan Schedule to reflect that such Mortgage
Loans are subserviced by such Special Servicer.

(d)     On any Special  Servicing  Transfer Date, the related Special Servicer shall reimburse the Transferring
Servicer for all unreimbursed Advances,  Servicing Advances and Servicing Fees, as applicable,  relating to the
Mortgage Loans for which the servicing is being  transferred.  The related  Special  Servicer shall be entitled to be  reimbursed  pursuant to Section  3.10 or otherwise  pursuant to this  Agreement  for all such  Advances,
Servicing  Advances and Servicing  Fees, as  applicable,  paid to the  Transferring  Servicer  pursuant to this
Section 3.23. In addition,  in the event that the  Transferring  Servicer is a  Subservicer,  the Holder of the
Class SB Certificates or the related Special Servicer shall pay any termination  fees due to such  Transferring
Servicer pursuant to the applicable Subservicing Agreement.

(e)     Each Special  Servicer agrees to indemnify and hold the Master Servicer and the  Transferring  Servicer harmless from and against any and all losses,  claims,  expenses,  costs or  liabilities  (including  attorneys fees and court costs) incurred by the Master Servicer or Transferring  Servicer, as applicable,  as a result of or in  connection  with the failure by such Special  Servicer to perform the  obligations  or  responsibilities imposed upon or undertaken by such Special  Servicer under this  Agreement  from and after the related  Special
Servicing  Transfer  Date.  The Master  Servicer  agrees to indemnify and hold each Special  Servicer  harmless from and against any and all losses,  claims,  expenses,  costs or  liabilities  (including  attorneys fees and court costs)  incurred by such Special  Servicer as a result of or in connection with the failure by the Master
Servicer to perform the  obligations  or  responsibilities  imposed upon or undertaken  by the Master  Servicer under this Agreement.

Section 3.24.  Credit Risk Manager.

        For and on behalf of the Trust,  the Credit Risk  Manager will  monitor the  performance  of the Master
Servicer,  and make  recommendations to the Master Servicer regarding certain Delinquent and defaulted Mortgage
Loans and will report on the  performance  of such  Mortgage  Loans,  pursuant  to the Credit  Risk  Management
Agreement.  Such  reports  and  recommendations  will be based upon  information  provided  to the Credit  Risk
Manager  pursuant to the Credit Risk  Management  Agreement,  and the Credit Risk Manager  shall look solely to the Master  Servicer  for all  information  and data  (including  loss and  delinquency  information  and data)
relating to the servicing of the Mortgage Loans.

Section 3.25.  Limitation Upon Liability of the Credit Risk Manager.

        Neither the Credit Risk Manager,  nor any of its  directors,  officers,  employees,  or agents shall be under any liability to the Trustee,  the  Certificateholders,  the Master Servicer and/or the Depositor for any
action taken or for  refraining  from the taking of any action made in good faith  pursuant to this  Agreement, in reliance upon  information  provided by the Master Servicer under the Credit Risk Management  Agreement,  or for errors in judgment;  provided,  however,  that this provision  shall not protect the Credit Risk Manager or any such person  against  liability  that would  otherwise be imposed by reason of willful  malfeasance  or bad faith in its performance of its duties. The Credit Risk Manager and any director,  officer,  employee, or agent of the Credit Risk  Manager may rely in good faith on any  document of any kind prima facie  properly  executed and  submitted by any Person  respecting  any matters  arising  hereunder,  and may rely in good faith upon the accuracy of information  furnished by the Master Servicer  pursuant to the Credit Risk Management  Agreement in the performance of its duties thereunder and hereunder.

Section 3.26.  Removal of the Credit Risk Manager.

        The Credit Risk  Manager may be removed as Credit Risk Manager by  Certificateholders  holding not less than 66 2/3% of the Voting  Rights in the Trust  Fund,  in the  exercise of its or their sole  discretion.  The
Certificateholders  shall provide  written  notice of the Credit Risk  Manager's  removal to the Trustee.  Upon receipt of such notice,  the Trustee  shall  provide  written  notice to the Credit Risk Manager and the Master
Servicer of its removal,  which shall be  effective  upon receipt of such notice by the Credit Risk Manager and the Master  Servicer.  Notwithstanding  the foregoing,  the termination of the Credit Risk Manager  pursuant to this Section shall not become effective until the appointment of a successor Credit Risk Manager.

ARTICLE IV

                                        PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a)     The Master Servicer  acting as agent of the Trustee shall establish and maintain a Certificate  Account in which the Master  Servicer  shall cause to be  deposited on behalf of the Trustee on or before 2:00 P.M. New
York time on each  Certificate  Account Deposit Date by wire transfer of immediately  available funds an amount equal  to the sum of (i) any  Advance  for the  immediately  succeeding  Distribution  Date,  (ii)  any  amount required to be deposited in the Certificate Account pursuant to  Section 3.12(a),  (iii) any amount required to be deposited in the Certificate  Account pursuant to Section 3.16(e) or Section 4.07,  (iv) any amount required to be paid pursuant to Section 9.01,  and (v) other amounts constituting the Available  Distribution Amount for the immediately succeeding Distribution Date.

(b)     On or prior to the Business Day  immediately  following each  Determination  Date, the Master  Servicer shall  determine any amounts owed by the Swap  Counterparty  under the Swap Agreement and inform the Trustee in writing  of the  amount so  calculated.  On or prior to each  Distribution  Date,  the  Master  Servicer  shall withdraw from the Custodial  Account an amount equal to the Credit Risk Manager Fee for such  Distribution Date and shall pay such amount to the Credit Risk Manager.

(c)     The Trustee  shall,  upon written  request from the Master  Servicer,  invest or cause the  institution maintaining the Certificate  Account to invest the funds in the  Certificate  Account in Permitted  Investments designated in the name of the Trustee for the benefit of the  Certificateholders,  which shall mature not later than the Business Day next preceding the Distribution  Date next following the date of such investment  (except that (i) if such Permitted  Investment is an obligation of the institution  that maintains such account or fund for  which  such  institution  serves  as  custodian,  then  such  Permitted  Investment  may  mature  on  such
Distribution  Date and (ii) any other  investment  may mature on such  Distribution  Date if the Trustee  shall advance funds on such  Distribution  Date to the  Certificate  Account in the amount payable on such investment on such  Distribution  Date,  pending  receipt  thereof to the extent  necessary to make  distributions  on the
Certificates)  and shall not be sold or disposed of prior to maturity.  All income and gain  realized  from any such  investment  shall be for the benefit of the Master  Servicer  and shall be subject to its  withdrawal  or order from time to time.  The  amount of any  losses  incurred  in  respect  of any such  investments  shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

Section 4.02.  Distributions.

(a)     On each  Distribution  Date,  the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Available  Distribution  Amount, if any, for such date to the interests issued in respect of
REMIC I, REMIC II and REMIC III as specified in this Section.

(b)     (1)    On each Distribution  Date, the REMIC I  Distribution  Amount shall be distributed by REMIC I to
REMIC II on account of the REMIC I  Regular  Interests in the amounts and with the  priorities set forth in the definition thereof.

               (2)    On each  Distribution  Date,  the REMIC II  Distribution  Amount shall be  distributed by
     REMIC II to REMIC III on account of the REMIC II Regular  Interests in the amounts and with the priorities set forth in the definition thereof.

               (3)    On each  Distribution  Date,  the REMIC III  Distribution  Amount shall be deemed to have been  distributed  by REMIC III to the  Certificateholders  on account of the REMIC III Regular  Interests represented thereby in the amounts and with the priorities set forth in the definition thereof.

               (4)    On each  Distribution  Date,  the  amount,  if  any,  deemed  received  by the  Class  SB
     Certificate in respect of the REMIC III Regular  Interest IO and under the SB-AB Swap  Agreement  shall be deemed to have been paid on behalf of the Class SB Certificate by the Trustee  pursuant to Section 4.10 in respect of the Net Swap Payment owed to the Swap  Counterparty.  On each Distribution Date, the amount, if any,  received by the Trustee from the Swap  Counterparty in respect of the Swap Agreement shall be deemed to have been received by the Trustee on behalf of the Class SB  Certificate.  On each  Distribution  Date, amounts paid to the Class A and Class M Certificates  pursuant to Section 4.02(c)(vii) in respect of Basis
     Risk Shortfall shall be deemed to have been paid by the Class SB  Certificateholder  pursuant to the SB-AM
     Swap Agreement.

(c)     On each  Distribution  Date (x) the Master  Servicer on behalf of the  Trustee or (y) the Paying  Agent appointed by the Trustee,  shall  distribute to each  Certificateholder  of record on the next preceding Record
Date  (other  than as  provided  in  Section 9.01  respecting  the final  distribution)  either in  immediately available  funds (by wire transfer or otherwise)  to the account of such  Certificateholder  at a bank or other entity having appropriate  facilities therefor,  if such  Certificateholder has so notified the Master Servicer or the  Paying  Agent,  as the case may be,  or,  if such  Certificateholder  has not so  notified  the  Master
Servicer or the Paying Agent by the Record Date,  by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate Register such  Certificateholder's  share (which share with respect to each  Class of  Certificates,  shall be based on the  aggregate  of the  Percentage  Interests  represented  by
Certificates of the applicable  Class held by such Holder of the following amounts),  in the following order of priority,  in each case to the  extent of the  Available  Distribution  Amount on  deposit  in the  Certificate
Account and the Swap Account  pursuant to  Section 4.10(c)  (or, with respect to clause (xi)(B)  below,  to the extent of prepayment charges on deposit in the Certificate Account):

(i)     to  the  Class A   Certificateholders,   the  Accrued  Certificate  Interest  payable  on  the  Class A
        Certificates with respect to such Distribution  Date, plus any related amounts accrued pursuant to this clause (i) but remaining unpaid from any prior  Distribution  Date, being paid from and in reduction of the Available Distribution Amount for such Distribution Date;

(ii)    to the Class M Certificateholders and the Class B  Certificateholders,  from the amount, if any, of the
        Available  Distribution  Amount  remaining  after  the  foregoing  distributions,  Accrued  Certificate
        Interest  payable  on  the  Class M   Certificates  and  Class B  Certificates  with  respect  to  such
        Distribution  Date, plus any related amounts accrued  pursuant to this clause (ii) but remaining unpaid from  any  prior  Distribution  Date,  sequentially,  to the  Class M-1  Certificateholders,  Class M-2
        Certificateholders,    Class M-3   Certificateholders,    Class M-4    Certificateholders,    Class M-5
        Certificateholders,    Class M-6   Certificateholders,    Class M-7    Certificateholders,    Class M-8
        Certificateholders,   Class M-9   Certificateholders,   Class M-10   Certificateholders   and   Class B
        Certificateholders,  in that order,  being paid from and in  reduction  of the  Available  Distribution
        Amount for such Distribution Date;

(iii)   [reserved];

(iv)    the  Principal  Distribution  Amount  shall be  distributed  as  follows,  to be  applied to reduce the
        Certificate  Principal  Balance  of the  applicable  Certificates  in each  case to the  extent  of the remaining Principal Distribution Amount:

(A)     first, the Class A  Principal  Distribution  Amount shall be distributed  sequentially to the Class A-1
               Certificateholders,  Class A-2  Certificateholders,  Class A-3  Certificateholders and Class A-4
               Certificateholders,  in that order, in each case until the Certificate Principal Balance thereof is reduced to zero;

(B)     second, to the Class M-1  Certificateholders,  the Class M-1 Principal  Distribution  Amount, until the
               Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

(C)     third, to the Class M-2  Certificateholders,  the Class M-2 Principal  Distribution  Amount,  until the
               Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

(D)     fourth, to the Class M-3  Certificateholders,  the Class M-3 Principal  Distribution  Amount, until the
               Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

(E)     fifth, to the Class M-4  Certificateholders,  the Class M-4 Principal  Distribution  Amount,  until the
               Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

(F)     sixth, to the Class M-5  Certificateholders,  the Class M-5 Principal  Distribution  Amount,  until the
               Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero;

(G)     seventh, to the Class M-6  Certificateholders,  the Class M-6 Principal  Distribution Amount, until the
               Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero;

(H)     eighth, to the Class M-7  Certificateholders,  the Class M-7 Principal  Distribution  Amount, until the
               Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero;

(I)     ninth, to the Class M-8  Certificateholders,  the Class M-8 Principal  Distribution  Amount,  until the
               Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero;

(J)     tenth, to the Class M-9  Certificateholders,  the Class M-9 Principal  Distribution  Amount,  until the
               Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero; and

(K)     eleventh,  to the Class M-10  Certificateholders,  the Class M-10 Principal  Distribution Amount, until the Certificate Principal Balance of the Class M-10 Certificates has been reduced to zero; and

(L)     twelfth,  to the Class B  Certificateholders,  the Class B  Principal  Distribution  Amount,  until the
               Certificate Principal Balance of the Class B Certificates has been reduced to zero;

(v)     to the Class A  Certificateholders,  Class M  Certificateholders  and Class B  Certificateholders,  the
        amount of any Prepayment  Interest  Shortfalls  allocated thereto for such Distribution  Date, on a pro rata  basis  based on  Prepayment  Interest  Shortfalls  allocated  thereto to the extent not offset by
        Eligible Master Servicing Compensation on such Distribution Date;

(vi)    to the Class A  Certificateholders,  Class M  Certificateholders  and Class B  Certificateholders,  the
        amount of any Prepayment Interest Shortfalls  previously  allocated thereto remaining unpaid from prior
        Distribution  Dates  together with  interest  thereon at the related  Pass-Through  Rate, on a pro rata basis based on unpaid Prepayment Interest Shortfalls previously allocated thereto;

(vii)   to the Class A  Certificateholders,  the amount of any unpaid Basis Risk Shortfalls  allocated thereto, on a pro rata basis based on the amount of unpaid Basis Risk  Shortfalls  allocated  thereto,  and then sequentially, to the Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7,
        Class M-8  Class M-9,  Class M-10  and Class B  Certificateholders,  in that  order,  the amount of any unpaid Basis Risk Shortfalls allocated thereto;

(viii)  to the Class A Certificateholders,  Class M Certificateholders and Class B  Certificateholders,  Relief
        Act Shortfalls  allocated thereto for such  Distribution  Date, on a pro rata basis based on Relief Act
        Shortfalls allocated thereto for such Distribution Date,

(ix)    first,  to the Class A  Certificateholders,  the principal  portion of any Realized  Losses  previously allocated  to  those  Certificates  and  remaining  unreimbursed,  on a pro rata  basis  based on their respective  principal  portion of any Realized Losses  previously  allocated to those  Certificates and remaining unreimbursed,  and then, sequentially,  to the Class M-1,  Class M-2,  Class M-3,  Class M-4,
        Class M-5, Class M-6,  Class M-7,  Class M-8, Class M-9, Class M-10 and Class B Certificateholders,  in
        that order,  the  principal  portion of any Realized  Losses  previously  allocated  to such  Class and remaining unreimbursed;

(x)     to the Swap Account for payment to the Swap Counterparty,  any Swap Termination  Payments due to a Swap
        Counterparty Trigger Event;

(xi)    to the Class SB Certificates,  (A) from the amount, if any, of the Excess Cash Flow remaining after the foregoing  distributions,  the sum of (I) Accrued Certificate Interest thereon,  (II) the amount of any
        Overcollateralization  Reduction Amount for such  Distribution Date and (III) for any Distribution Date after the Certificate  Principal Balance of each Class of Class A  Certificates,  Class M  Certificates and  Class B  Certificates  has  been  reduced  to zero,  the  Overcollateralization  Amount,  (B) from prepayment  charges on deposit in the  Certificate  Account,  any  prepayment  charges  received on the
        Mortgage Loans during the related Prepayment Period and (C) from the Swap Payments,  if any, the amount of such Swap Payments remaining after the foregoing distributions; and

(xii)   to the Holders of the Class R-III Certificates, the balance, if any, of the Excess Cash Flow.

(d)     Notwithstanding the foregoing clause (c), upon the reduction of the Certificate  Principal Balance of a
Class of  Class A   Certificates,   Class M  Certificates  or  Class B  Certificates  to  zero,  such  Class of
Certificates will not be entitled to further distributions pursuant to Section 4.02.

(e)     Each distribution with respect to a Book-Entry  Certificate shall be paid to the Depository,  as Holder thereof,  and the  Depository  shall be  responsible  for  crediting  the  amount of such  distribution  to the
accounts  of  its  Depository   Participants  in  accordance  with  its  normal  procedures.   Each  Depository
Participant  shall  be  responsible  for  disbursing  such  distribution  to the  Certificate  Owners  that  it represents and to each indirect  participating  brokerage firm (a "brokerage  firm" or "indirect  participating firm")  for which it acts as agent.  Each  brokerage  firm shall be  responsible  for  disbursing  funds to the
Certificate Owners that it represents.  None of the Trustee,  the Certificate  Registrar,  the Depositor or the
Master  Servicer  shall have any  responsibility  therefor  except as otherwise  provided by this  Agreement or applicable law.

(f)     Except  as  otherwise  provided  in  Section 9.01,  if the  Master  Servicer  anticipates  that a final distribution with respect to any Class of  Certificates will be made on a future  Distribution Date, the Master
Servicer  shall,  no later than 40 days  prior to such final  distribution,  notify the Trustee and the Trustee shall,  not earlier than the 15th day and not later than the 25th day of the month next  preceding the month of such final distribution,  distribute, or cause to be distributed,  to each Holder of such Class of Certificates a notice to the effect  that:  (i) the Trustee  anticipates  that the final  distribution  with respect to such
Class of  Certificates  will be made on such Distribution Date but only upon presentation and surrender of such
Certificates  at the office of the  Trustee or as  otherwise  specified  therein,  and (ii) no  interest  shall accrue  on  such  Certificates  from  and  after  the  end of the  prior  calendar  month.  In the  event  that
Certificateholders  required to surrender  their  Certificates  pursuant to  Section 9.01(c)  do not  surrender their  Certificates for final  cancellation,  the Trustee shall cause funds  distributable with respect to such
Certificates  to be withdrawn from the  Certificate  Account and credited to a separate  escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03.  Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)     Concurrently  with each  distribution  charged  to the  Certificate  Account  and with  respect to each
Distribution  Date the Master  Servicer  shall  forward to the  Trustee  and the Credit  Risk  Manager  and the
Trustee  shall  forward  by mail or  otherwise  make  available  electronically  on its  website  (which may be obtained  by any  Certificateholder  by  telephoning  the  Trustee at (800)  934-6802)  to each  Holder and the
Depositor a statement setting forth the following  information as to each Class of  Certificates,  in each case to the extent applicable:

(i)     the  applicable  Record  Date,  Determination  Date and  Distribution  Date,  and the date on which the applicable Interest Accrual Period commenced;

(ii)    the aggregate  amount of payments  received with respect to the Mortgage  Loans,  including  prepayment amounts;

(iii)   the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)    the amount of any other fees or expenses  paid,  and the identity of the party  receiving  such fees or expenses;

(v)     (A)           the  amount of such  distribution  to the  Certificateholders  of such  Class  applied to reduce the  Certificate  Principal  Balance  thereof,  and (B) the aggregate  amount  included  therein representing Principal Prepayments;

(vi)    the  amount of such  distribution  to  Holders  of such Class of  Certificates  allocable  to  interest
        (including amounts payable as a portion of the Excess Cash Flow);

(vii)   if the  distribution  to the  Holders of such Class of  Certificates  is less than the full amount that would be distributable to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall;

(viii)  the Certificate Principal Balance of each Class of the Certificates,  before and after giving effect to the amounts distributed on such Distribution Date, separately  identifying any reduction thereof due to
        Realized Losses other than pursuant to an actual distribution of principal;

(ix)    the Certificate Principal Balance of each Class of Class A Certificates as of the Closing Date;

(x)     the Certificate Principal Balance of each Class of Class M Certificates as of the Closing Date;

(xi)    the number and Stated  Principal  Balance of the Mortgage Loans after giving effect to the distribution of principal on such  Distribution  Date and the number of Mortgage  Loans at the  beginning and end of the related Due Period;

(xii)   on the basis of the most recent  reports  furnished  to it by  Subservicers,  (A) the number and Stated
        Principal  Balances of Mortgage Loans that are Delinquent (1) 30-59 days,  (2) 60-89 days and (3) 90 or more days and the number and Stated  Principal  Balance of Mortgage Loans that are in foreclosure,  (B)
        the number and Stated  Principal  Balances of the Mortgage  Loans in the aggregate  that are Reportable
        Modified  Mortgage  Loans  that  are in  foreclosure  and are REO  Property,  indicating  in each  case capitalized  Mortgage  Loans,  other  Servicing  Modifications  and totals,  and (C) for all Reportable
        Modified  Mortgage  Loans,  the number and  Stated  Principal  Balances  of the  Mortgage  Loans in the
        aggregate  that have been  liquidated,  the subject of pay-offs and that have been  repurchased  by the
        Master Servicer or Seller;

(xiii)  the amount,  terms and general purpose of any Advance by the Master  Servicer  pursuant to Section 4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

(xiv)   any material  modifications,  extensions  or waivers to the terms of the Mortgage  Loans during the Due
        Period or that have cumulatively become material over time;

(xv)    any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

(xvi)   the  number,  aggregate  principal  balance and Stated  Principal  Balance of any REO  Properties  with respect to the Mortgage Loans;

(xvii)  the aggregate Accrued  Certificate  Interest  remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xviii) the aggregate amount of Realized Losses with respect to the Mortgage Loans for such  Distribution  Date and the  aggregate  amount of Realized  Losses with respect to the Mortgage  Loans  incurred  since the
        Cut-off Date;

(xix)   the Pass-Through Rate on each Class of Certificates and the Net WAC Cap Rate;

(xx)    the Basis Risk Shortfalls and Prepayment Interest Shortfalls;

(xxi)   the  Overcollateralization  Amount  and  the  Required   Overcollateralization  Amount  following  such
        Distribution Date;

(xxii)  the number and Stated Principal Balance of the Mortgage Loans repurchased under Section 4.07;

(xxiii) the aggregate  amount of any  recoveries  with respect to the Mortgage  Loans on previously  foreclosed loans from Residential Funding;

(xxiv)  the  weighted  average  remaining  term to maturity of the Mortgage  Loans after  giving  effect to the amounts distributed on such Distribution Date;

(xxv)   the  weighted  average  Mortgage  Rates of the  Mortgage  Loans  after  giving  effect  to the  amounts distributed on such Distribution Date;

(xxvi)  the amount of any Net Swap Payment payable to the Trustee on behalf of the Trust,  any Net Swap Payment payable to the Swap Counterparty,  any Swap Termination Payment payable to the Trustee on behalf of the
        Trust and any Swap Termination Payment payable to the Swap Counterparty; and

(xxvii) the occurrence of the Stepdown Date.

        In the case of  information  furnished  pursuant to clauses (i) and (ii)  above,  the amounts  shall be expressed  as a dollar  amount  per  Certificate  with a $1,000  denomination.  In  addition  to the  statement provided  to the  Trustee  as set forth in this  Section 4.03(a),  the  Master  Servicer  shall  provide to any manager  of a  trust  fund  consisting  of some  or all of the  Certificates,  upon  reasonable  request,  such additional  information  as is  reasonably  obtainable by the Master  Servicer at no additional  expense to the
Master  Servicer.  Also, at the request of a Rating Agency,  the Master  Servicer shall provide the information relating to the Reportable  Modified  Mortgage Loans  substantially in the form attached hereto as Exhibit U to such Rating Agency within a reasonable period of time;  provided,  however,  that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b)     Within a reasonable  period of time after it receives a written request from a Holder of a Certificate, other than a Class R  Certificate,  the Master  Servicer  shall  prepare,  or cause to be  prepared,  and shall forward,  or cause to be  forwarded,  to each Person who at any time during the calendar year was the Holder of a Certificate,  other than a Class R  Certificate,  a statement containing the information set forth in clauses
(iv) and (v) of subsection  (a) above  aggregated for such calendar year or applicable  portion  thereof during which such Person was a  Certificateholder.  Such  obligation  of the Master  Servicer  shall be deemed to have been  satisfied  to the extent  that  substantially  comparable  information  shall be  provided  by the Master
Servicer pursuant to any requirements of the Code.

(c)     Within a  reasonable  period of time  after the it  receives  a written  request  from any  Holder of a
Class R  Certificate,  the Master Servicer shall prepare, or cause to be prepared,  and shall forward, or cause to be  forwarded,  to each  Person  who at any time  during  the  calendar  year was the  Holder  of a  Class R
Certificate,  a  statement  containing  the  applicable  distribution  information  provided  pursuant  to this
Section 4.03  aggregated for such calendar year or applicable  portion thereof during which such Person was the
Holder  of a  Class R  Certificate.  Such  obligation  of the  Master  Servicer  shall be  deemed  to have been satisfied to the extent that  substantially  comparable  information  shall be provided by the Master  Servicer pursuant to any requirements of the Code.

(d)     Upon  the  written  request  of any  Certificateholder,  the  Master  Servicer,  as soon as  reasonably practicable,  shall  provide  the  requesting  Certificateholder  with such  information  as is  necessary  and appropriate,  in the Master  Servicer's  sole  discretion,  for  purposes of  satisfying  applicable  reporting requirements under Rule 144A.

(e)     The Master  Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed  with the  Commission  any  periodic  reports  required  to be filed  under the  provisions  of the
Exchange  Act, and the rules and  regulations  of the  Commission  thereunder,  including  without  limitation, reports on Form 10-K,  Form 10-D and Form 8-K. In connection  with the  preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of  Certificateholders  as shown on the  Certificate  Register  as of the end of each  calendar  year,  (II) copies of all  pleadings,  other legal process and any other  documents  relating to any claims,  charges or  complaints  involving  the  Trustee,  as trustee hereunder,  or the Trust Fund that are received by a Responsible  Officer of the Trustee,  (III) notice of all matters that, to the actual  knowledge of a Responsible  Officer of the Trustee,  have been submitted to a vote  of the  Certificateholders,  other  than  those  matters  that  have  been  submitted  to a vote of the
Certificateholders  at the request of the Depositor or the Master  Servicer,  and (IV) notice of any failure of the  Trustee to make any  distribution  to the  Certificateholders  as  required  pursuant  to this  Agreement.
Neither the Master  Servicer nor the Trustee  shall have any  liability  with respect to the Master  Servicer's failure to properly prepare or file such periodic reports  resulting from or relating to the Master  Servicer's inability or failure to obtain any  information  not resulting  from the Master  Servicer's  own  negligence or willful misconduct.

(f)     Any Form 10-K filed with the  Commission in  connection  with this  Section 4.03  shall  include,  with respect to the Certificates relating to such 10-K:

(i)     A  certification,  signed by the senior  officer  in charge of the  servicing  functions  of the Master
        Servicer,  in the form  attached  as  Exhibit  T-1  hereto or such  other  form as may be  required  or permitted  by the  Commission  (the "Form 10-K  Certification"),  in  compliance  with Rules 13a-14 and
        15d-14 under the Exchange Act and any additional directives of the Commission.

(ii)    A report regarding its assessment of compliance during the preceding  calendar year with all applicable servicing  criteria  set forth in  relevant  Commission  regulations  with  respect to  mortgage-backed securities  transactions  taken as a whole  involving  the Master  Servicer that are backed by the same types of assets as those  backing  the  certificates,  as well as  similar  reports  on  assessment  of compliance received from other parties  participating in the servicing function as required by relevant
        Commission  regulations,  as described  in Item 1122(a) of  Regulation AB.  The Master  Servicer  shall obtain from all other parties participating in the servicing function any required assessments.

(iii)   With respect to each assessment  report described  immediately  above, a report by a registered  public accounting  firm that attests to, and reports on, the assessment  made by the asserting  party,  as set forth in relevant  Commission  regulations,  as described in  Regulation 1122(b)  of Regulation AB  and
        Section 3.19.

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)     In connection  with the Form 10-K  Certification,  the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit T-2.

(h)     This  Section 4.03  may be  amended  in  accordance  with this  Agreement  without  the  consent of the
Certificateholders.

(i)     The Trustee shall make available on the Trustee's  internet  website each of the reports filed with the
Commission  by or on behalf of the  Depositor  under the  Exchange  Act,  upon  delivery  of such report to the
Trustee.

Section 4.04.  Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

(a)     Prior to the close of business on the Business Day next succeeding each Determination  Date, the Master
Servicer shall furnish a written  statement  (which may be in a mutually  agreeable  electronic  format) to the
Trustee,  any Paying  Agent and the  Depositor  (the  information  in such  statement  to be made  available to
Certificateholders  by the Master  Servicer on request)  (provided that the Master  Servicer shall use its best efforts to deliver such written  statement  not later than 12:00 p.m. New York time on the second  Business Day prior to the  Distribution  Date)  setting  forth  (i) the  Available  Distribution  Amount,  (ii) the  amounts required  to be  withdrawn  from the  Custodial  Account  and  deposited  into the  Certificate  Account on the immediately  succeeding  Certificate  Account Deposit Date pursuant to clause (iii) of  Section 4.01(a),  (iii)
the amount of Prepayment  Interest  Shortfalls and Basis Risk  Shortfalls  and (iv) the Swap Payments,  if any,
for such  Distribution  Date. The  determination  by the Master  Servicer of such amounts shall, in the absence of obvious error,  be  presumptively  deemed to be correct for all purposes  hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)     On or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date,  the Master  Servicer
shall  either (i) remit to the Trustee  for deposit in the  Certificate  Account  from its own funds,  or funds received therefor from the  Subservicers,  an amount equal to the Advances to be made by the Master Servicer in respect of the related  Distribution  Date,  which shall be in an aggregate  amount equal to the sum of (A) the aggregate  amount of Monthly  Payments other than Balloon Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate),  less the amount of any related  Servicing  Modifications,
Debt Service  Reductions or Relief Act  Shortfalls,  on the  Outstanding  Mortgage  Loans as of the related Due
Date in the  related  Due  Period,  which  Monthly  Payments  were due  during the  related  Due Period and not received as of the close of business as of the related  Determination  Date;  provided that no Advance shall be made if it would be a  Nonrecoverable  Advance and (B) with respect to each Balloon Loan  delinquent in respect of its Balloon  Payment as of the close of business on the related  Determination  Date, an amount equal to the assumed  Monthly  Payment (with each  interest  portion  thereof  adjusted to a per annum rate equal to the Net
Mortgage  Rate) that would have been due on the related Due Date based on the  original  amortization  schedule for such  Balloon  Loan until such  Balloon  Loan is finally  liquidated,  over any  payments  of  interest  or principal  (with each interest  portion  thereof  adjusted to a per annum rate equal to the Net Mortgage  Rate)
received  from the  related  Mortgagor  as of the  close of  business  on the  related  Determination  Date and allocable  to the Due Date  during the related  Due Period for each month  until such  Balloon  Loan is finally liquidated,  (ii)  withdraw  from  amounts on deposit in the  Custodial  Account  and remit to the  Trustee for deposit in the  Certificate  Account all or a portion of the Amount Held for Future  Distribution  in discharge of any  such  Advance,  or  (iii)  make  advances  in the  form of any  combination  of  clauses  (i) and  (ii)
aggregating  the amount of such Advance.  Any portion of the Amount Held for Future  Distribution so used shall be  replaced by the Master  Servicer by deposit in the  Certificate  Account on or before  11:00 A.M.  New York time on any future  Certificate  Account  Deposit  Date to the extent that funds  attributable  to the Mortgage
Loans that are available in the Custodial  Account for deposit in the Certificate  Account on such  Certificate
Account  Deposit Date shall be less than  payments to  Certificateholders  required to be made on the following
Distribution  Date.  The  Master  Servicer  shall be  entitled  to use any  Advance  made by a  Subservicer  as described in  Section 3.07(b)  that has been deposited in the Custodial  Account on or before such Distribution
Date as part of the Advance made by the Master Servicer  pursuant to this  Section 4.04.  The  determination by the Master Servicer that it has made a  Nonrecoverable  Advance or that any proposed  Advance,  if made,  would constitute a Nonrecoverable  Advance,  shall be evidenced by a certificate of a Servicing  Officer delivered to the  Depositor  and the  Trustee.  In the event that the Master  Servicer  determines  as of the  Business  Day preceding any Certificate  Account  Deposit Date that it will be unable to deposit in the  Certificate  Account an amount equal to the Advance required to be made for the immediately  succeeding  Distribution Date, it shall give notice to the Trustee of its inability to advance  (such notice may be given by telecopy),  not later than
3:00 P.M.,  New York time, on such Business Day,  specifying  the portion of such amount that it will be unable to deposit.  Not later than 3:00 P.M.,  New York time,  on the  Certificate  Account  Deposit  Date the Trustee
shall,  unless by 12:00 Noon,  New York time,  on such day the Trustee  shall have been notified in writing (by telecopy)  that the Master  Servicer  shall have directly or indirectly  deposited in the  Certificate  Account such portion of the amount of the Advance as to which the Master  Servicer shall have given notice  pursuant to the preceding  sentence,  pursuant to  Section 7.01,  (a) terminate  all of the rights and  obligations  of the
Master  Servicer  under  this  Agreement  in  accordance  with  Section 7.01  and  (b) assume  the  rights  and obligations of the Master Servicer  hereunder,  including the obligation to deposit in the Certificate  Account an amount equal to the Advance for the  immediately  succeeding  Distribution  Date.  The Trustee shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

(a)     Prior to each  Distribution  Date,  the Master  Servicer  shall  determine the total amount of Realized
Losses,  if any, that resulted from any Cash  Liquidation,  Servicing  Modifications,  Debt Service  Reduction,
Deficient  Valuation or REO Disposition that occurred during the related  Prepayment  Period or, in the case of a Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such  Distribution  Date occurs.  The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

(b)     All Realized Losses on the Mortgage Loans shall be allocated as follows:

(i)     first, to Excess Cash Flow in the amounts and priority as provided in Section 4.02;

(ii)    second, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

(iii)   third, to the Class B Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(iv)    fourth, to the Class M-10  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(v)     fifth, to the Class M-9  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero;

(vi)    sixth, to the Class M-8  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero;

(vii)   seventh, to the Class M-7  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(viii)  eighth, to the Class M-6  Certificates,  until the aggregate  Certificate Principal Balance thereof has been reduced to zero;

(ix)    ninth, to the Class M-5  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero;

(x)     tenth, to the Class M-4  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero;

(xi)    eleventh, to the Class M-3 Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(xii)   twelfth, to the Class M-2  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(xiii)  thirteenth,  to the Class M-1  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero; and

(xiv)   thirteenth,  to the Class A-1,  Class A-2,  Class A-3 and Class A-4  Certificates  on a pro rata basis, based on their then  outstanding  Certificate  Principal  Balances prior to giving effect to distributions to be made on such  Distribution  Date, until the aggregate  Certificate
                      Principal Balance of each such Class has been reduced to zero.

(c)     An  allocation  of a  Realized  Loss on a "pro rata  basis"  among  two or more  specified  Classes  of
Certificates  means an allocation  on a pro rata basis,  among the various  Classes so specified,  to each such
Class of  Certificates on the basis of their then outstanding  Certificate  Principal  Balances prior to giving effect  to  distributions  to be made on such  Distribution  Date in the  case of the  principal  portion  of a
Realized Loss or based on the Accrued  Certificate  Interest thereon payable on such  Distribution  Date in the case of an interest  portion of a Realized  Loss. Any  allocation of the principal  portion of Realized  Losses
(other  than  Debt  Service  Reductions)  to  the  Class A   Certificates,   Class M  Certificates  or  Class B
Certificates  shall be made by reducing the Certificate  Principal  Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date;  provided,  that no such reduction shall reduce the  aggregate  Certificate  Principal  Balance of the  Certificates  below the  aggregate  Stated
Principal  Balance of the Mortgage Loans.  Allocations of the interest  portions of Realized Losses (other than any  interest  rate  reduction  resulting  from a Servicing  Modification)  shall be made by  operation  of the definition of "Accrued  Certificate  Interest" for each Class for such  Distribution  Date.  Allocations of the interest  portion of a Realized Loss resulting  from an interest rate reduction in connection  with a Servicing
Modification  shall  be  made  by  operation  of  the  priority  of  payment  provisions  of   Section 4.02(c).
Allocations of the principal  portion of Debt Service  Reductions shall be made by operation of the priority of payment  provisions  of  Section 4.02(c).  All  Realized  Losses and all other  losses  allocated to a Class of
Certificates  hereunder will be allocated among the Certificates of such Class in  proportion to the Percentage
Interests evidenced thereby.

(d)     All Realized Losses on the Mortgage Loans shall be allocated on each  Distribution  Date to the REMIC I
Regular  Interests and the REMIC II Regular  Interests as provided in the definition of REMIC I Realized Losses and REMIC II Realized Losses, respectively.

(e)     Realized  Losses  allocated  to the Excess Cash Flow or the  Overcollateralization  Amount  pursuant to paragraphs (a), (b) or (c) of this Section,  the definition of Accrued  Certificate  Interest and the operation of  Section 4.02(c)  shall be deemed allocated to the Class SB  Certificates.  Realized Losses allocated to the
Class SB  Certificates  shall,  to the extent such Realized  Losses  represent  Realized  Losses on an interest portion,  be allocated to the REMIC III  Regular  Interest SB-IO.  Realized Losses allocated to the Excess Cash
Flow pursuant to paragraph (b) of this  Section shall be deemed to reduce Accrued  Certificate  Interest on the
REMIC III  Regular Interest SB-IO.  Realized Losses allocated to the  Overcollateralization  Amount pursuant to paragraph (b) of this  Section shall be deemed first to reduce the principal  balance of the REMIC III  Regular
Interest  SB-PO until such  principal  balance shall have been reduced to zero and thereafter to reduce accrued and unpaid interest on the REMIC III Regular Interest SB-IO.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers  shall file information  returns with respect to the receipt of mortgage  interest  received  in a trade or  business,  the reports of  foreclosures  and  abandonments  of any
Mortgaged Property and the informational  returns relating to cancellation of indebtedness  income with respect to any Mortgaged  Property required by Sections 6050H, 6050J and 6050P of the Code,  respectively,  and deliver to the Trustee an Officers'  Certificate on or before March 31 of each year,  beginning with the first March 31 that  occurs at least six months  after the Cut-off  Date,  stating  that such  reports  have been filed.  Such reports shall be in form and substance  sufficient to meet the reporting  requirements imposed by such Sections
6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

(a)     With respect to any Mortgage Loan which is delinquent in payment by 90 days or more,  (i) the Holder of the Class SB  Certificate  may, at its option,  upon twenty days prior written  notice to the Master  Servicer, purchase  such Mortgage Loan from the Trustee at the Purchase  Price  therefore,  except that in no event shall the Holder of the Class SB  Certificate  purchase  such  Mortgage  Loan where the  aggregate  value of all such
Mortgage  Loans  purchased by the Holder of the Class SB  Certificate  would be greater than three percent (3%)
of the  Certificate  Principal  Balance of any  Certificate  and (ii) if the Holder of the Class SB Certificate
fails to provide  notice  pursuant to the  immediately  preceding  sentence,  the Master  Servicer  may, at its option,  purchase such  Mortgage  Loan from the Trustee at the Purchase  Price  therefor;  provided,  that with respect to the Master  Servicer  such Mortgage  Loan that becomes 90 days or more  delinquent  during any given
Calendar  Quarter shall only be eligible for purchase  pursuant to this Section during the period  beginning on the  first  Business  Day of the  following  Calendar  Quarter,  and  ending at the  close of  business  on the second-to-last  Business Day of such following  Calendar  Quarter;  and provided,  further,  that such Mortgage
Loan is 90  days or more  delinquent  at the  time of  repurchase.  Such  option  if not  exercised  shall  not thereafter  be  reinstated  as to any Mortgage  Loan,  unless the  delinquency  is cured and the Mortgage  Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

(b)     If at any time the Master  Servicer makes a payment to the Certificate  Account  covering the amount of the Purchase Price for such a Mortgage Loan as provided in clause (a) above,  and the Master Servicer  provides to the Trustee a certification  signed by a Servicing  Officer stating that the amount of such payment has been deposited in the  Certificate  Account,  then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master  Servicer  without  recourse to the Master  Servicer  which shall  succeed to all the
Trustee's  right,  title and interest in and to such Mortgage  Loan,  and all security and  documents  relative thereto.  Such  assignment  shall be an  assignment  outright and not for  security.  The Master  Servicer will thereupon  own such  Mortgage,  and all such  security and  documents,  free of any further  obligation  to the
Trustee or the Certificateholders with respect thereto.

Section 4.08.  [Reserved].

Section 4.09.  [Reserved].

Section 4.10.  Swap Agreement.

(a)     On the Closing  Date,  the  Trustee  shall (i)  establish  and  maintain in its name,  in trust for the benefit of the Certificateholders,  the Swap Account and (ii) for the benefit of the Certificateholders,  cause the Trust to enter into the Swap Agreement.

(b)     The Trustee  shall  deposit in the Swap Account all  payments  that are payable to the Trust Fund under the Swap  Agreement.  Net Swap Payments and Swap  Termination  Payments (other than Swap  Termination  Payments resulting from a Swap Counterparty  Trigger Event) payable by the Trust Fund to the Swap Counterparty  pursuant to the Swap  Agreement  shall be  excluded  from the  Available  Distribution  Amount  and  payable to the Swap
Counterparty  prior to any distributions to the  Certificateholders.  On each  Distribution  Date, such amounts will be  remitted by the Trustee to the Swap  Account for payment to the Swap  Counterparty,  first to make any
Net Swap Payment owed to the Swap Counterparty  pursuant to the Swap Agreement for such Distribution  Date, and second to make any Swap  Termination  Payment (not due to a Swap  Counterparty  Trigger Event) owed to the Swap
Counterparty  pursuant to the Swap  Agreement  for such  Distribution  Date.  For federal  income tax purposes, such  amounts  paid to the Swap  Account  on each  Distribution  Date  shall  first be deemed  paid to the Swap
Account  in  respect of  REMIC III  Regular  Interest  IO to the  extent of the  amount  distributable  on such
REMIC III Regular Interest IO on such  Distribution  Date, and any remaining amount shall be deemed paid to the
Swap  Account  in respect  of the SB-AM  Swap  Agreement.  Any Swap  Termination  Payment  triggered  by a Swap
Counterparty  Trigger Event owed to the Swap  Counterparty  pursuant to the Swap Agreement will be subordinated to distributions to the Holders of the Class A  Certificates and Class M  Certificates and shall be paid as set forth under Section 4.02.

(c)     Net Swap Payments payable by the Swap  Counterparty to the Trustee on behalf of the Trust Fund pursuant to the Swap  Agreement  shall be  deposited  by the  Trustee  into the Swap  Account  and shall be  applied  in accordance with Section 4.02.

(d)     Subject to  Sections  8.01 and 8.02  hereof,  the  Trustee  agrees to comply with the terms of the Swap
Agreement  and to enforce  the terms and  provisions  thereof  against  the Swap  Counterparty  at the  written direction  of the  Holders of  Certificates  entitled to at least 51% of the Voting  Rights,  or if the Trustee does not receive such  direction  from such  Certificateholders,  then at the written  direction of Residential
Funding.

(e)     The Swap  Account  shall be an Eligible  Account.  Amounts  held in the Swap  Account from time to time shall  continue to constitute  assets of the Trust Fund,  but not of the REMICs,  until  released from the Swap
Account  pursuant to this  Section 4.10.  The Swap Account  constitutes  an "outside  reserve  fund" within the meaning  of  Treasury  Regulation Section 1.860G-2(h)  and  is  not  an  asset  of  the  REMICs.  The  Class SB
Certificateholders  shall be the owners of the Swap  Account.  The Trustee  shall keep records that  accurately reflect the funds on deposit in the Swap Account.  The Trustee  shall,  at the written  direction of the Master
Servicer,  invest  amounts on deposit in the Swap Account in Permitted  Investments.  In the absence of written direction to the Trustee from the Master Servicer, all funds in the Swap Account shall remain uninvested.

(f)     The Trustee and the Master Servicer shall treat the holders of each Class of  Certificates  (other than the Class SB  Certificates and Class R  Certificates) as having entered into a notional principal contract (the
"SB-AM  Swap  Agreement")  with the  holders  of the  Class SB  Certificates.  Pursuant  to each such  notional
principal  contract,   all  holders  of  Certificates  (other  than  the  Class SB   Certificates  and  Class R
Certificates)  shall be  treated  as having  agreed to pay,  on each  Distribution  Date,  to the holder of the
Class SB  Certificates  an  aggregate  amount  equal to the excess,  if any, of (i) the amount  payable on such
Distribution Date on the REMIC III  Regular Interest  corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such  Distribution  Date (such excess, a "Class IO Distribution
Amount").  In addition,  pursuant to such notional principal contract,  the holder of the Class SB Certificates shall be treated as having agreed to pay the related Basis Risk  Shortfalls to the holders of the  Certificates
(other  than the  Class SB  Certificates  and  Class R  Certificates)  in  accordance  with  the  terms of this
Agreement.  Any  payments  to the  Certificates  from  amounts  deemed  received  in respect  of this  notional principal  contract  shall not be payments  with respect to a "regular  interest" in a REMIC within the meaning of Code  Section 860G(a)(1).  However, any payment from the Certificates (other than the Class SB  Certificates and Class R  Certificates)  of a Class IO Distribution  Amount shall be treated for tax purposes as having been received by the holders of such  Certificates in respect of the REMIC III  Regular  Interest  corresponding  to such  Class of  Certificates  and as having  been paid by such  holders  to the Swap  Account  pursuant  to the notional  principal  contract.  Thus, each Certificate (other than the Class R  Certificates)  shall be treated as  representing  not only ownership of regular  interests in REMIC III,  but also ownership of an interest in, and obligations with respect to, a notional principal contract.

(g)     Upon the occurrence of an Early Termination  Date, the Trustee shall use reasonable  efforts to appoint a successor swap  counterparty.  To the extent that the Trustee  receives a Swap  Termination  Payment from the
Swap  Counterparty,  the  Trustee  shall  apply  such Swap  Termination  Payment to  appoint a  successor  swap counterparty.  In the event that the trust receives a Swap Termination  Payment from the Swap  Counterparty and a  replacement  swap  agreement or similar  agreement  cannot be obtained  within  30 days after receipt by the
Trustee of such Swap Termination  Payment,  then the Trustee shall deposit such Swap Termination Payment into a separate,  non interest  bearing  account and will, on each  subsequent  Distribution  Date,  withdraw from the amount then  remaining on deposit in such  reserve  account an amount  equal to the Net Swap  Payment,  if any, that would have been paid to the Trust by the original Swap  Counterparty  calculated  in  accordance  with the terms of the original Swap  Agreement,  and deposit such amount into the Swap Account for  distribution on such
Distribution  Date  pursuant  to  Section 4.02(c).  To the  extent  that the  Trust is  required  to pay a Swap
Termination  Payment  to the Swap  Counterparty,  any  upfront  payment  received  from the  counterparty  to a replacement  swap  agreement  will be used to pay such Swap  Termination  Payment prior to using any portion of the Available Distribution Amount for such Distribution Date.

ARTICLE V

                                               THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The Class A  Certificates,  Class M  Certificates,  Class B  Certificates,  Class SB  Certificates  and
Class R  Certificates  shall be  substantially  in the  forms  set  forth in  Exhibits A,  B-1,  B-2,  C and D, respectively,  and shall,  on original  issue,  be executed  and  delivered  by the Trustee to the  Certificate
Registrar for  authentication  and delivery to or upon the order of the  Depositor  upon receipt by the Trustee or one or more Custodians of the documents  specified in Section 2.01.  Each class of Class A  Certificates and
Class M  Certificates  shall be issuable in minimum dollar  denominations of $100,000 and integral multiples of
$1 in excess thereof.  The Class B  Certificates shall be issuable in minimum dollar  denominations of $250,000 and integral  multiples of $1 in excess  thereof.  The Class SB  Certificates  shall be issuable in registered, certificated  form in  minimum  percentage  interests  of 5.00%  and  integral  multiples  of  0.01% in  excess
THEREOF.  Each  Class of  Class R  Certificates  shall be issued in  registered,  certificated  form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof;  provided,  however, that one
Class R  Certificate  of each  Class will  be  issuable  to the REMIC  Administrator  as "tax  matters  person"
pursuant to  Section 10.01(c)  in a minimum  denomination  representing a Percentage  Interest of not less than
0.01%.  The  Certificates  shall be  executed  by  manual or  facsimile  signature  on behalf of an  authorized officer of the Trustee.  Certificates  bearing the manual or facsimile  signatures of  individuals  who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding  that such  individuals or any of them have ceased to hold such offices prior to the  authentication  and delivery of such  Certificate or did not hold such offices at the date of such  Certificates.  No  Certificate  shall be entitled to any benefit under this Agreement,  or be valid for any purpose,  unless there appears on such  Certificate a certificate of authentication  substantially  in the form provided for herein executed by the Certificate  Registrar by manual signature,  and such  certificate  upon any Certificate  shall be conclusive  evidence,  and the only evidence, that such Certificate has been duly  authenticated  and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

(b)     (i)    The Class A  Certificates,  Class M  Certificates  and Class B Certificates  shall  initially be issued as one or more  Certificates  registered  in the name of the  Depository  or its nominee and,  except as provided  below,  registration  of such  Certificates,  may not be transferred by the Trustee except to another
Depository  that  agrees to hold  such  Certificates  for the  respective  Certificate  Owners  with  Ownership
Interests  therein.  The  Certificate  Owners shall hold their  respective  Ownership  Interests in and to each
Class A  Certificate,  Class M  Certificate  and, to the extent  applicable,  Class B  Certificate  through the book-entry  facilities of the Depository  and,  except as provided  below,  shall not be entitled to Definitive
Certificates in respect of such Ownership  Interests.  All transfers by Certificate  Owners of their respective
Ownership  Interests  in  the  Book-Entry  Certificates  shall  be  made  in  accordance  with  the  procedures established  by the  Depository  Participant  or brokerage  firm  representing  such  Certificate  Owner.  Each
Depository  Participant  shall  transfer  the  Ownership  Interests  only  in the  Book-Entry  Certificates  of
Certificate  Owners it  represents  or of  brokerage  firms for which it acts as agent in  accordance  with the
Depository's  normal  procedures.  The Class B  Certificates  sold to  Non-United  States  Persons in off-shore transactions in reliance on Regulation S (i) during the Distribution  Compliance  Period,  shall be represented by a global  certificate  in  definitive,  fully  registered  form without  interest  coupons  (the  "Temporary
Regulation S Class B Certificates"),  (ii) after the Distribution  Compliance Period, shall be represented by a global certificate in definitive,  fully registered form without interest coupons (the "Permanent  Regulation S
Class B  Certificates")  or (iii) at any time,  shall be represented by a certificated  security in definitive, fully  registered form (the  "Regulation S Definitive  Class B  Certificate").  The Regulation S Global Class B
Certificate  shall be deposited on behalf of the subscribers for the Class B Certificates  represented  thereby with the  Trustee  as  custodian  for,  and  registered  in the name of a nominee  of, the  Depository  for the respective  accounts of Euroclear and  Clearstream.  The aggregate  principal amount of the Regulation S Global
Class B Certificate  may from time to time be increased or decreased by adjustments  made on the records of the
Trustee  or the  Depository  or its  nominee,  as the  case  may  be,  as  hereinafter  provided.  The  Class B
Certificates  initially  sold to United  States  Persons  that are  Accredited  Investors  shall each be issued initially in definitive  form (a "Definitive  U.S. Class B  Certificate").  The Class B Certificates  initially sold to United  States  Persons that are  Qualified  Institutional  Buyers shall be shall be  represented  by a global  security in definitive,  fully  registered form (the "Rule 144A Class B  Certificate"),  which shall be deposited on behalf of the subscribers  for the Class B  Certificates  represented  thereby with the Trustee as custodian  for,  and  registered  in the name of a nominee of, the  Depository  or in the form of a Definitive
U.S Class B Certificate.  The aggregate  principal amount of the Rule 144A Global Class B Certificates may from time to time be increased or decreased by  adjustments  made on the records of the Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

(ii)    The Trustee,  the Master  Servicer and the  Depositor  may for all  purposes  (including  the making of payments due on the respective  Classes of Book-Entry  Certificates) deal with the Depository as the authorized representative  of the  Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates for purposes of exercising the rights of  Certificateholders  hereunder.  The rights of Certificate Owners with respect to the respective  Classes of Book-Entry  Certificates shall be limited to those established by law and agreements  between such Certificate  Owners and the Depository  Participants and brokerage firms  representing such  Certificate  Owners.  Multiple  requests and  directions  from, and votes of, the Depository as Holder of any Class of  Book-Entry  Certificates with respect to any particular  matter shall not be deemed  inconsistent if they are made with respect to different  Certificate  Owners.  The Trustee may establish a reasonable record date in connection with  solicitations of consents from or voting by  Certificateholders  and shall give notice to the Depository of such record date.

(iii)   If with respect to any Book-Entry  Certificate (i)(A) the Depositor advises the Trustee in writing that the  Depository is no longer  willing or able to properly  discharge its  responsibilities  as Depository  with respect to such  Book-Entry  Certificate  and (B) the Depositor is unable to locate a qualified  successor,  or
(ii) (A) the  Depositor  at its  option  advises  the  Trustee  in  writing  that it  elects to  terminate  the book-entry  system for such Book-Entry  Certificate  through the Depository and (B) upon receipt of notice from
the  Depository  of  the  Depositor's   election  to  terminate  the  book-entry  system  for  such  Book-Entry
Certificate,  the Depository  Participants holding beneficial  interests in such Book-Entry  Certificates agree to initiate such termination,  the Trustee shall notify all Certificate Owners of such Book-Entry  Certificate, through  the  Depository,  of  the  occurrence  of  any  such  event  and of  the  availability  of  Definitive
Certificates  to  Certificate  Owners  requesting  the same.  Upon  surrender to the Trustee of the  Book-Entry
Certificates by the Depository,  accompanied by registration  instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

(iv)    In addition,  if an Event of Default has occurred and is continuing,  each Certificate Owner materially adversely  affected  thereby may at its option request a Definitive  Certificate  evidencing  such  Certificate
Owner's  Percentage  Interest  in the  related  Class of  Certificates.  In order to make  such  request,  such
Certificate Owner shall,  subject to the rules and procedures of the Depository,  provide the Depository or the related  Depository  Participant  with  directions  for the  Certificate  Registrar  to  exchange  or cause the exchange of the  Certificate  Owner's  interest in such  Class of  Certificates  for an  equivalent  Percentage
Interest in fully registered  definitive form. Upon receipt by the Certificate  Registrar of instructions  from the  Depository  directing the  Certificate  Registrar to effect such exchange  (such  instructions  to contain information  regarding the Class of  Certificates and the Certificate  Principal  Balance being exchanged,  the
Depository  Participant  account  to be  debited  with the  decrease,  the  registered  holder of and  delivery instructions for the Definitive  Certificate,  and any other information reasonably required by the Certificate
Registrar),  (i) the  Certificate  Registrar  shall  instruct the  Depository to reduce the related  Depository
Participant's account by the aggregate Certificate  Principal Balance of the Definitive  Certificate,  (ii) the
Trustee shall execute and the Certificate  Registrar  shall  authenticate  and deliver,  in accordance with the registration and delivery instructions  provided by the Depository,  a Definitive  Certificate  evidencing such
Certificate Owner's Percentage  Interest in such Class of  Certificates and (iii) the Trustee shall execute and the  Certificate  Registrar  shall  authenticate a new Book-Entry  Certificate  reflecting the reduction in the aggregate  Certificate  Principal  Balance  of such  Class of  Certificates  by the  amount  of the  Definitive
Certificates.

(v)     Class B Certificates  initially sold to Non-United  States Persons in "offshore  transactions"  (within the meaning of Regulation S) will be represented  by Temporary  Regulation S Global Class B  Certificates.  The
Trustee shall hold such  Certificates on behalf of the subscribers  for such  Certificates  for the Depository, registered in the name of a nominee of the  Depository for the accounts of each of the Clearance  Systems,  for credit by the Clearance Systems to the respective  accounts  designated by the subscribers of such Certificates
(or to such other  accounts as they may direct) at each of the Clearance  Systems.  The Temporary  Regulation S
Global Class B  Certificates  shall be exchanged  for  interests in the  Permanent  Regulation S Global Class B
Certificates as set forth below.

               Upon the  termination  of the  Distribution  Compliance  Period,  the  Trustee  shall cause each
Temporary  Regulation  S Class B  Certificate  to be  exchanged,  in whole or in part from time to time,  for a
Permanent  Regulation S Global Class B Certificate in an equal aggregate  principal  amount;  provided that (i)
the  Trustee  receives a  certificate  substantially  in the form set forth in Exhibit W attached  hereto,  and signed by the  respective  Clearance  System as to the portions of each  Temporary  Regulation S Global Class B
Certificate  held for the  respective  accounts  of such  Clearance  System,  that it has  received  from  each beneficial  owner  of the  portion  of each  Temporary  Regulation  S  Global  Class B  Certificate  then to be exchanged,  written  certification  substantially  to the effect set forth in Exhibit V attached  hereto,  with such  changes  therein as shall be approved by the Issuer and (ii) the Trustee and any Paying Agent do not have a United  States  address as the address for payment to any  beneficial  owner of the  Permanent  Regulation  S
Global  Class B  Certificate  issuable  upon such  exchange.  Notwithstanding  the  foregoing,  in the event of redemption in whole or  acceleration  of all or any part of the Class B Certificates  prior to the  termination of the  Distribution  Compliance  Period,  the Permanent  Regulation S Global Class B Certificates  will not be issuable in respect of the Temporary  Regulation S Global Class B Certificates or portion thereof,  and payment thereon will be made as provided in the Temporary Regulation S Global Class B Certificates.

(vi)    None of the Depositor,  the Master Servicer or the Trustee shall be liable for any actions taken by the
Depository or its nominee,  including,  without limitation,  any delay in delivery of any instructions required under  this  Section 5.01  and  may  conclusively  rely  on,  and  shall  be  protected  in  relying  on,  such instructions.  Upon the  issuance  of  Definitive  Certificates,  the  Trustee  and the Master  Servicer  shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c)     Each  of the  Certificates  is  intended  to be a  "security"  governed  by  Article 8  of the  Uniform
Commercial  Code as in effect in the State of New York and any other  applicable  jurisdiction,  to the  extent that any of such laws may be applicable.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee  shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance  with the provisions of  Section 8.12 a Certificate  Register in which,  subject to such  reasonable regulations  as it may  prescribe,  the Trustee  shall  provide for the  registration  of  Certificates  and of transfers and exchanges of  Certificates as herein  provided.  The Trustee is initially  appointed  Certificate
Registrar for the purpose of registering  Certificates  and transfers and exchanges of  Certificates  as herein provided.  The Certificate  Registrar,  or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b)     Upon surrender for  registration  of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose  pursuant to Section 8.12  and, in the case of any Class SB  Certificate or Class R
Certificate,  upon  satisfaction  of the  conditions  set  forth  below,  the  Trustee  shall  execute  and the
Certificate   Registrar  shall  authenticate  and  deliver,  in  the  name  of  the  designated  transferee  or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

(c)     At the option of the  Certificateholders,  Certificates  may be  exchanged  for other  Certificates  of
authorized   denominations  of  a  like  Class and  aggregate  Percentage  Interest,   upon  surrender  of  the
Certificates  to be exchanged at any such office or agency.  Whenever any  Certificates  are so surrendered for exchange  the  Trustee  shall  execute  and the  Certificate  Registrar  shall  authenticate  and  deliver  the
Certificates  of such  Class which  the  Certificateholder  making the  exchange is entitled to receive.  Every
Certificate  presented  or  surrendered  for  transfer or exchange  shall (if so required by the Trustee or the
Certificate  Registrar)  be duly  endorsed by, or be  accompanied  by a written  instrument of transfer in form satisfactory  to the  Trustee  and the  Certificate  Registrar  duly  executed  by, the  Holder  thereof or his attorney duly authorized in writing.

(d)     (i)    No transfer,  sale, pledge or other disposition of a Class B  Certificate,  Class SB Certificate or Class R  Certificate  shall be made unless such transfer,  sale,  pledge or other disposition is exempt from the  registration  requirements of the Securities Act, and any applicable  state  securities laws or is made in accordance with said Act and laws.

(ii)    Except as  otherwise  provided in this  Section 5.02(d),  in the event that a transfer of a  Definitive
Class B  Certificate,  Class SB  Certificate  or Class R  Certificate  is to be made,  (i) unless the Depositor directs the Trustee  otherwise,  the Trustee  shall require a written  Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the Trustee and the  Depositor  that such transfer may be made pursuant to an exemption,  describing the applicable  exemption and the basis therefor,  from said Act and laws or is being made  pursuant  to said Act and laws,  which  Opinion of Counsel  shall not be an expense of the  Trustee,  the
Trust Fund,  the  Depositor  or the Master  Servicer,  and (ii) the Trustee  shall  require the  transferee  to execute a representation  letter,  substantially in the form of Exhibit I hereto, and the Trustee shall require the  transferor  to execute a  representation  letter,  substantially  in the form of  Exhibit J  hereto,  each acceptable  to and in form and  substance  satisfactory  to the  Depositor  and the Trustee  certifying  to the
Depositor and the Trustee the facts  surrounding such transfer,  which  representation  letters shall not be an expense of the Trustee,  the Trust Fund,  the  Depositor or the Master  Servicer.  In lieu of the  requirements set forth in the preceding sentence,  Class SB  Certificates or Class R  Certificates may be made in accordance with this  Section 5.02(d)  if the  prospective  transferee of such a Certificate  provides the Trustee and the
Master Servicer with an investment  letter  substantially  in the form of Exhibit N-1  attached  hereto,  which investment  letter shall not be an expense of the Trustee,  the Depositor,  or the Master  Servicer,  and which investment  letter states that,  among other things,  such transferee (i) is a Qualified  Institutional  Buyer, acting for its own account or the accounts of other Qualified  Institutional  Buyer, and (ii) is aware that the proposed  transferor  intends to rely on the exemption from registration  requirements under the Securities Act provided by Rule 144A.

(iii)   No transfer,  sale,  pledge or other  disposition  of a Class B  Certificate  shall be made unless such transfer is made in accordance with the following provisions:

(A)     Rule 144A Global Class B  Certificate  or  Definitive  Class B  Certificate  to Permanent  Regulation S
Global  Class  B  Certificate.  If  the  owner  of a  beneficial  interest  in  a  Rule  144A  Global  Class  B
Certificate  deposited  with the  Depository  or the  Holder  of a  Definitive  Class B  Certificate  after the
Distribution  Compliance  Period  wishes at any time to exchange  its  interest in the Rule 144A Global Class B
Certificate  or Definitive  Class B Certificate  for an interest in the  corresponding  Permanent  Regulation S
Global  Class B  Certificate,  or to  transfer  its  interest in the Rule 144A Global  Class B  Certificate  or
Definitive  Class B  Certificate  to a person who wishes to take  delivery  of it in the form of an interest in the  corresponding  Permanent  Regulation  S Global Class B  Certificate,  such owner or Holder may exchange or transfer  the  interest for an  equivalent  beneficial  interest in the  corresponding  Permanent  Regulation S
Global Class B Certificate  (subject,  in the case of the Rule 144A Global Class B  Certificate,  to Applicable
Procedures)  if such owner or Holder  after the  exchange or proposed  transferee  after the  transfer is not a
United States Person.  In the case of the transfer of (x) a Rule 144A Global Class B  Certificate,  the Trustee
shall  instruct the Depository to reduce the principal  amount of the Rule 144A Global Class B Certificate  and to increase the  principal  amount of the Permanent  Regulation S Global Class B  Certificate  by the aggregate principal  amount of the  beneficial  interest in the Rule 144A Global Class B Certificate to be exchanged (but such exchange  shall not be for less than the minimum  denomination  applicable  to such Class B  Certificates)
and to credit to the securities  account of the person specified in the  instructions a beneficial  interest in the  corresponding  Regulation S Global Class B Certificate  equal to the reduction in the principal  amount of the Rule 144A Global Class B Certificate  and (y) a Definitive  Class B Certificate,  the Trustee will exchange such Definitive Class B Certificate (and note such  cancellation or reduction in the Certificate  Register) for
the  remaining  untransferred  principal  amount  of  or  cancel,  as  applicable,   such  Definitive  Class  B
Certificate,  and the Trustee  shall  instruct  the  Depository  to (1) increase  the  principal  amount of the
Permanent  Regulation S Global Class B Certificate by the aggregate  principal amount of the Definitive Class B
Certificate  to be  exchanged,  and (2)  credit  to the  securities  account  of the  person  specified  in the instructions a beneficial  interest in the  corresponding  Regulation S Global Class B Certificate equal to the reduction or  cancellation  in the principal  amount of the Definitive  Class B Certificate,  in each case upon receipt  by the  Trustee of a (i) a written  order in  accordance  with the  Applicable  Procedures  containing information  regarding the Euroclear or  Clearstream  account to be credited with the increase in the Permanent
Regulation  S Global  Class B  Certificate  and the name of such  account,  (ii) a  certificate  in the form of
Exhibit N-3 given by the  transferor,  and (iii) a certificate in the form of Exhibit N-4 given by the proposed transferee.

(B)     Rule 144A Global Class B  Certificate  or  Definitive  Class B  Certificate  to Temporary  Regulation S
Global Class B  Certificate.  If the owner of a beneficial  interest in a Rule 144A Global Class B  Certificate deposited  with the  Depository  or a Holder  of a  Definitive  Class B  Certificate  during  the  Distribution
Compliance  Period wishes at any time to exchange its interest in the Rule 144A Global Class B  Certificate  or
Definitive Class B Certificate  during the Distribution  Compliance Period for an interest in the corresponding
Temporary  Regulation S Global Class B  Certificate,  or to transfer its interest in the Rule 144A Global Class
B Certificate  or Definitive  Class B Certificate  to a person who wishes to take delivery of it in the form of an interest in the  corresponding  Temporary  Regulation S Global Class B Certificate,  the owner or Holder may exchange or transfer the interest  for an  equivalent  beneficial  interest in the  corresponding  Regulation S
Global Class B Certificate  (subject,  in the case of the Rule 144A Global Class B  Certificate,  to Applicable
Procedures  if the owner or Holder after the exchange or the  proposed  transferee  after the transfer is not a
United States Person.  In the case of the transfer of (x) a Rule 144A Global Class B  Certificate,  the Trustee
shall  instruct the Depository to reduce the principal  amount of the Rule 144A Global Class B Certificate  and to increase the  principal  amount of the Temporary  Regulation S Global Class B  Certificate  by the aggregate principal  amount of the  beneficial  interest in the Rule 144A Global Class B Certificate to be exchanged (but such exchange  shall not be for less than the minimum  denomination  applicable  to such Class B  Certificates)
and to credit to the securities  account of the person specified in the  instructions a beneficial  interest in the  corresponding  Regulation S Global Class B Certificate  equal to the reduction in the principal  amount of the Rule 144A Global Class B Certificate  and (y) a Definitive  Class B Certificate,  the Trustee will exchange such Definitive Class B Certificate (and note such  cancellation or reduction in the Certificate  Register) for
the  remaining  untransferred  principal  amount  of  or  cancel,  as  applicable,   such  Definitive  Class  B
Certificate,  and the Trustee shall instruct the  Depository to increase the principal  amount of the Temporary
Regulation  S  Global  Class  B  Certificate  by the  aggregate  principal  amount  of the  Definitive  Class B
Certificate  to be  exchanged,  and to  credit  to  the  securities  account  of the  person  specified  in the instructions  a beneficial  interest in the  corresponding  Temporary  Regulation S Global Class B  Certificate
equal to the reduction or cancellation in the principal amount of the Definitive  Class B Certificate,  in each case upon  receipt  by the  Trustee  of a (i) a written  order in  accordance  with the  Applicable  Procedures containing  information  regarding the Euroclear or Clearstream account to be credited with the increase in the
Temporary  Regulation S Global Class B  Certificate  and the name of such account,  (ii) a  certificate  in the form of N-3 given by the  transferor,  and (iii) a certificate in the form of Exhibit N-4 given by the proposed transferee.  Notwithstanding  anything  else  in  this  Section  5.02(d)(iii)(B),  prior  to  the  end  of  the
Distribution  Compliance  Period,  a Rule 144A Global Class B Certificate or Definitive Class B Certificate may
only be  exchanged  or  transferred  for an  equivalent  beneficial  interest  in the  corresponding  Temporary
Regulation S Class B Global Certificate.

(C)     Regulation S Global Class B Certificate  or Definitive  Class B Certificate to Rule 144A Global Class B
Certificate.  If the owner of a  beneficial  interest  in a  Regulation  S Global  Class B  Certificate  or the
Holder of a Definitive  Class B  Certificate  wishes at any time to exchange  its interest in the  Regulation S
Global Class B Certificate or Definitive  Class B Certificate  for an interest in the  corresponding  Rule 144A
Global  Class B  Certificate  or to transfer its interest in the  Regulation  S Global Class B  Certificate  or
Definitive  Class B  Certificate  to a person who wishes to take  delivery  of it in the form of an interest in the  corresponding  Rule 144A Global Class B  Certificate,  the owner or Holder may  exchange or  transfer,  or cause the  exchange or transfer of, the interest for an  equivalent  beneficial  interest in the  corresponding
Rule 144A Global Class B Certificate  (subject,  in the case of a Regulation S Global Class B  Certificate,  to
Applicable  Procedures)  if the owner or  Holder  after  the  exchange  or the  proposed  transferee  after the transfer is a Qualified  Institutional  Buyer.  In the case of a transfer of (x) a  Regulation S Global Class B
Certificate,  the Trustee shall instruct  Euroclear,  Clearstream,  or the  Depository,  as the case may be, to reduce the principal  amount of the Regulation S Global Class B Certificate  and increase the principal  amount of the Rule 144A Global Class B Certificate by the aggregate  principal  amount of the  beneficial  interest in the  Regulation S Global Class B Certificate  to be exchanged (but such exchange shall not be for less than the minimum  denomination  applicable to such Class B Certificates) and to credit to the securities  account of the person  specified in the  instructions  a  beneficial  interest in the  corresponding  Rule 144A Global Class B
Certificate  equal to the reduction in the principal  amount of the Regulation S Global Class B Certificate and
(y) a Definitive  Class B Certificate,  the Trustee will exchange such  Definitive  Class B Certificate for the remaining untransferred  principal amount of or cancel, as applicable,  such Definitive Class B Certificate and the Trustee shall  instruct the  Depository  to increase the  principal  amount of the Rule 144A Global Class B
Certificate by the aggregate  principal  amount of the Definitive  Class B Certificate to be exchanged,  and to credit to the  securities  account of the person  specified in the  instructions  a beneficial  interest in the corresponding  Rule 144A Global Class B  Certificate  equal to the reduction or  cancellation  in the principal amount of the Definitive  Class B Certificate,  in each case upon receipt by the  Certificate  Registrar of (i)
a  certificate  in the form of Exhibit N-6 given by the  transferor  if the  transferor  is not a United States
Person and (ii) a certificate in the form of Exhibit N-1 given by the proposed transferee.

(D)     Global Class B Certificate or Definitive  Class B Certificate  to Definitive  U.S. Class B Certificate.
If the  owner of a  beneficial  interest  in a  Global  Class B  Certificate  deposited  with  the  Depository,
Euroclear or Clearstream,  as applicable,  or the Holder of a Definitive Class B Certificate wishes at any time to exchange its interest in the Global Class B Certificate  or Definitive  Class B Certificate  for an interest in the  corresponding  Definitive  U.S.  Class B Certificate  or to transfer its interest in the  corresponding
Definitive U.S. Class B Certificate,  the Certificate Owner may exchange or transfer,  or cause the exchange or transfer of, the interest for an equivalent  beneficial  interest in a  corresponding  Definitive  U.S. Class B
Certificate  (subject,  in the case of a Global Class B  Certificates,  to the  Applicable  Procedures)  if the
Certificate  Owner  after  the  exchange  or  the  proposed  transferee  after  the  transfer  is  a  Qualified
Institutional  Buyer  or an  Accredited  Investor.  In  the  case  of a  transfer  of  (x)  a  Global  Class  B
Certificate,  the Trustee shall instruct  Euroclear,  Clearstream,  or the  Depository,  as the case may be, to reduce the principal  amount of the Global Class B Certificate and the Trustee shall  authenticate  and deliver to the proposed transferee the Definitive U.S. Class B Certificate  specified in the transferor's  instructions in an  aggregate  principal  amount  equal to such  reduction  in the  principal  amount of the Global  Class B
Certificate  and note the issuance,  principal  amount and registered  holder of such  Definitive  U.S. Class B
Certificate in the  Certificate  Register and (y) a Definitive  Class B Certificate,  the Trustee will exchange such  Definitive  Class B  Certificate  for the  remaining  untransferred  principal  amount of or  cancel,  as
applicable,   such  Definitive  Class  B  Certificate  presented  for  transfer  or  exchange  (and  note  such cancellation or reduction in the Certificate  Register) and the Trustee shall  authenticate  and deliver to the proposed  transferee the Definitive U.S. Class B Certificate  specified in the transferor's  instructions in an aggregate principal amount equal to the portion of the principal amount of the physical  Certificate  presented for transfer or exchange (and note the issuance,  principal  amount and  registered  holder of such  Definitive
U.S. Class B Certificate in the  Certificate  Register),  and, in the case of a transfer in part,  authenticate and deliver to the  transferor a Definitive  Class B  Certificate  for any  remaining  portion of the principal amount of the Definitive Class B Certificate  presented for transfer of exchange,  in each case upon receipt by the  Certificate  Registrar of, (i) (A) a certificate in the form of Exhibit N-2 given by the transferor if the transferor is a Qualified  Institutional  Buyer,  or (B) a certificate  in the form of Exhibit N-6 given by the transferor if the transferor is a Non-United  States Person,  and (ii) (A) a certificate in the form of Exhibit
N-1 given by the proposed  transferee if the proposed  transferee is a Qualified  Institutional  Buyer or (B) a certificate  in the form of Exhibit N-5 given by the  proposed  transferee  if the  proposed  transferee  is an
Accredited Investor.

(E)     Global Class B  Certificate  or  Definitive  Class B  Certificate  to  Regulation S Definitive  Class B
Certificate.  If the  owner  of a  beneficial  interest  in a Global  Class B  Certificate  deposited  with the
Depository,  Euroclear or Clearstream,  as applicable, or the Holder of a Definitive Class B Certificate wishes at any time to exchange its interest in the Global Class B Certificate  or Definitive  Class B Certificate  for
an interest in the  corresponding  Regulation S Definitive  Class B Certificate  or to transfer its interest in the  corresponding  Regulation  S  Definitive  Class B  Certificate,  the  Certificate  Owner may  exchange  or transfer,  or cause the  exchange or transfer  of, the  interest  for an  equivalent  beneficial  interest in a corresponding  Regulation  S  Definitive  Class  B  Certificate  (subject,  in the  case  of a  Global  Class B
Certificates,  to the rules and procedures of Euroclear,  Clearstream,  or the Depository,  as the case may be)
if the  Certificate  Owner after the  exchange or the  proposed  transferee  after the transfer is not a United
States  Person.  In the case of a transfer of (x) a Global  Class B  Certificate,  the Trustee  shall  instruct
Euroclear,  Clearstream,  or the Depository,  as the case may be, to reduce the principal  amount of the Global
Class B  Certificate  and the  Trustee  shall  authenticate  and deliver to the  transferee  the  Regulation  S
Definitive  Class B Certificate  specified in the  transferor's  instructions in an aggregate  principal amount equal to such  reduction in the  principal  amount of the Global  Class B  Certificate  and note the  issuance, principal  amount and registered  holder of such Regulation S Definitive Class B Certificate in the Certificate
Register  and (y) a  Definitive  Class B  Certificate,  the  Trustee  will  exchange  such  Definitive  Class B
Certificate  for the remaining  untransferred  principal  amount of or cancel,  as applicable,  such Definitive
Class B  Certificate  presented  for  transfer or exchange  (and note such  cancellation  or  reduction  in the
Certificate  Register)  and the Trustee  shall  authenticate  and deliver to the  transferee  the  Regulation S
Definitive  Class B Certificate  specified in the  transferor's  instructions in an aggregate  principal amount equal to the portion of the  principal  amount of the physical  Certificate  presented for transfer or exchange
(and note the  issuance,  principal  amount and  registered  holder of such  Regulation  S  Definitive  Class B
Certificate in the Certificate Register),  and, in the case of a transfer in part,  authenticate and deliver to the  transferor a Definitive  Class B  Certificate  for any remaining  portion of the  principal  amount of the
Definitive  Class B Certificate  presented  for transfer of exchange,  in each case upon receipt by the Trustee of (i) (A) a certificate  in the form of Exhibit N-2 given by the  transferor if the  transferor is a Qualified
Institutional  Buyer,  or (B) a  certificate  in the  form  of  Exhibit  N-6  given  by the  transferor  if the transferor  is a  Non-United  States  Person,  and (ii) a  certificate  in the form of Exhibit N-4 given by the proposed transferee.

(F)     Temporary  Regulation  S  Global  Class  B  Certificate  to  Permanent  Regulation  S  Global  Class  B
Certificate.  On or after  the  Distribution  Compliance  Period,  a  Temporary  Regulation  S  Global  Class B
certificates  may be exchanged  for a  corresponding  Permanent  Regulation S Global Class B  Certificate.  Any
such  Permanent  Regulation S Global  Class B  Certificate  shall be so issued and  delivered in exchange for a
Temporary  Regulation  S Global  Class B  Certificate  if there shall have been  presented to the Trustee (i) a certification  in the form of Exhibit  N-6 given by the  transferor,  and (ii) a  certification  in the form of
Exhibit N-4 given by the proposed transferee.

(iv)    If any transfer of a Class B  Certificate  held by a transferor  and to be held by a transferee in book entry form is to be made without  registration  under the  Securities  Act, the  transferor  shall be deemed to have  made each of the  applicable  certifications  in the  representation  letters  or  certificates  required pursuant to Section  5.02(d)(iii) as of the transfer date and the transferee  shall be deemed to have made each of the applicable  certifications in the  representation  letters or certificates  required pursuant to Section
5.02(d)(iii) as of the transfer date, in each case as if such Class B Certificate were in physical form.

(v)     The Holder of a Class B  Certificate,  Class SB  Certificate or Class R Certificate  desiring to effect any transfer,  sale,  pledge or other disposition  shall, and does hereby agree to, indemnify the Trustee,  the
Depositor,  the Master  Servicer and the  Certificate  Registrar  against any liability  that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance  with such federal and state laws and this Agreement.

(e)     In the case of any Certificate  presented for  registration  in the name of any Person,  either (A) the
Trustee  shall  require an  Opinion of Counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee,  the Depositor and the Master Servicer to the effect that the purchase or holding of such  Certificate is permissible  under  applicable law, will not constitute or result in any non-exempt  prohibited  transaction under  Section 406  of  ERISA  or  Section 4975  of the  Code  (or  comparable  provisions  of  any  subsequent enactments),  and will not subject the Trustee,  the  Depositor  or the Master  Servicer to any  obligation  or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this  Agreement,  which Opinion of Counsel shall not be an expense of the Trustee,  the Depositor or the Master  Servicer,  or (B) the  prospective  transferee  shall be required to provide  the  Trustee,  the
Depositor and the Master  Servicer with a  certification  to the effect set forth in Exhibit P (with respect to a Class A  Certificate,  Class M  Certificate,  Class B or Class SB  Certificate,  provided,  however that such
certification  shall  be  deemed  to  have  been  given  by  any  Class A  Certificate,   Class  M  or  Class B
Certificateholder  who acquires a Book-Entry  Certificate) or in paragraph fifteen of Exhibit H-1 (with respect to a Class R  Certificate),  which the Trustee may rely upon without further inquiry or investigation,  or such other  certifications  as the  Trustee  may  deem  desirable  or  necessary  in order to  establish  that  such transferee  or the Person in whose name such  registration  is  requested  is not an employee  benefit  plan or other plan or arrangement  subject to the prohibited  transaction  provisions of ERISA or  Section 4975  of the
Code, or any Person (including an insurance company investing its general accounts,  an investment  manager,  a named  fiduciary  or a trustee of any such  plan) who is using  "plan  assets" of any such plan to effect  such acquisition (each of the foregoing, a "Plan Investor").

        Any purported  Certificate  Owner whose acquisition or holding of any Certificate (or interest therein)
was effected in violation of the  restrictions  in this  Section 5.02(e)  shall indemnify and hold harmless the
Depositor,  the Trustee,  the Master  Servicer,  any  Subservicer,  any underwriter and the Trust Fund from and against  any and all  liabilities,  claims,  costs or  expenses  incurred  by such  parties as a result of such acquisition or holding.

(f)     (i)    Each Person who has or who acquires any  Ownership  Interest in a Class R  Certificate  shall be deemed  by the  acceptance  or  acquisition  of such  Ownership  Interest  to have  agreed  to be  bound by the following  provisions and to have  irrevocably  authorized  the Trustee or its designee  under clause  (iii)(A)
below to deliver  payments to a Person other than such Person and to negotiate the terms of any mandatory  sale under clause  (iii)(B) below and to execute all  instruments  of transfer and to do all other things  necessary in connection  with any such sale.  The rights of each Person  acquiring  any  Ownership  Interest in a Class R
Certificate are expressly subject to the following provisions:

                          (A)    Each  Person  holding  or  acquiring  any  Ownership  Interest  in  a  Class R
Certificate  shall be a Permitted  Transferee and shall promptly  notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                          (B)    In  connection  with any  proposed  Transfer  of any  Ownership  Interest in a
Class R  Certificate,  the Trustee  shall  require  delivery to it, and shall not  register the Transfer of any
Class R Certificate until its receipt of,

                             (I)    an affidavit and agreement (a "Transfer  Affidavit and  Agreement,"  in the form attached hereto as Exhibit H-1) from the proposed  Transferee,  in form and substance  satisfactory to the
Master Servicer,  representing and warranting,  among other things, that it is a Permitted Transferee,  that it is not  acquiring  its  Ownership  Interest in the  Class R  Certificate  that is the  subject of the  proposed
Transfer as a nominee,  trustee or agent for any Person who is not a Permitted Transferee,  that for so long as it  retains  its  Ownership  Interest  in a  Class R  Certificate,  it will  endeavor  to  remain  a  Permitted
Transferee,  and that it has reviewed the  provisions of this  Section 5.02(f)  and agrees to be bound by them,
and

                             (II)   a  certificate,  in the  form  attached  hereto  as  Exhibit H-2,  from the
Holder  wishing  to  transfer  the  Class R  Certificate,  in form and  substance  satisfactory  to the  Master
Servicer,  representing  and  warranting,  among other things,  that no purpose of the proposed  Transfer is to impede the assessment or collection of tax.

                          (C)    Notwithstanding  the  delivery  of a Transfer  Affidavit  and  Agreement  by a proposed  Transferee  under clause (B) above,  if a Responsible  Officer of the Trustee who is assigned to this
Agreement has actual knowledge that the proposed  Transferee is not a Permitted  Transferee,  no Transfer of an
Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                          (D)    Each  Person  holding  or  acquiring  any  Ownership  Interest  in  a  Class R
Certificate  shall agree (x) to require a Transfer  Affidavit and Agreement  from any other Person to whom such
Person  attempts to  transfer  its  Ownership  Interest in a Class R  Certificate  and (y) not to transfer  its
Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

                          (E)    Each  Person  holding  or  acquiring  an  Ownership   Interest  in  a  Class R
Certificate,  by  purchasing  an Ownership  Interest in such  Certificate,  agrees to give the Trustee  written notice that it is a  "pass-through  interest  holder"  within the  meaning of  Temporary  Treasury  Regulations
Section 1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership Interest in a Class R  Certificate,  if it
is, or is holding an  Ownership  Interest  in a Class R  Certificate  on behalf  of, a  "pass-through  interest holder."

(ii)    The Trustee shall register the Transfer of any Class R  Certificate  only if it shall have received the
        Transfer  Affidavit and  Agreement,  a certificate of the Holder  requesting  such transfer in the form attached hereto as Exhibit H-2  and all of such other documents as shall have been reasonably  required by the  Trustee  as a  condition  to  such  registration.  Transfers  of the  Class R  Certificates  to
        Non-United  States Persons and  Disqualified  Organizations  (as defined in  Section 860E(e)(5)  of the
        Code) are prohibited.

                          (A)    If  any  Disqualified   Organization  shall  become  a  holder  of  a  Class R
Certificate,  then the last preceding Permitted  Transferee shall be restored,  to the extent permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of  registration  of such Transfer of such Class R Certificate.  If a Non-United States Person shall become a holder of a Class R  Certificate,  then the last preceding  United States Person shall be restored,  to the extent  permitted by law, to all rights and obligations  as Holder  thereof  retroactive  to the date of  registration  of such  Transfer  of such  Class R
Certificate.  If a transfer of a Class R  Certificate  is  disregarded  pursuant to the  provisions of Treasury
Regulations  Section 1.860E-1  or  Section 1.860G-3,  then the last  preceding  Permitted  Transferee  shall be restored,  to the extent  permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of  registration  of such  Transfer of such Class R  Certificate.  The Trustee shall be under no liability to any Person for any  registration of Transfer of a Class R  Certificate that is in fact not permitted by this
Section 5.02(f)  or for making any payments  due on such  Certificate  to the holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                          (B)    If any purported  Transferee shall become a Holder of a Class R Certificate in violation of the  restrictions in this  Section 5.02(f)  and to the extent that the retroactive  restoration of the rights of the Holder of such Class R  Certificate  as described in clause  (iii)(A) above shall be invalid, illegal or  unenforceable,  then the Master Servicer shall have the right,  without notice to the holder or any prior  holder of such Class R  Certificate,  to sell such Class R  Certificate  to a purchaser  selected by the
Master  Servicer on such terms as the Master  Servicer may choose.  Such  purported  Transferee  shall promptly endorse and deliver each Class R  Certificate  in  accordance  with the  instructions  of the Master  Servicer.
Such  purchaser  may be the Master  Servicer  itself or any Affiliate of the Master  Servicer.  The proceeds of such sale,  net of the  commissions  (which may  include  commissions  payable  to the Master  Servicer  or its
Affiliates),  expenses  and taxes due,  if any,  will be  remitted  by the Master  Servicer  to such  purported
Transferee.  The terms and  conditions of any sale under this clause  (iii)(B)  shall be determined in the sole discretion  of the  Master  Servicer,  and the  Master  Servicer  shall not be liable to any  Person  having an
Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iii)   The Master  Servicer,  on behalf of the Trustee,  shall make  available,  upon written request from the
        Trustee, all information necessary to compute any tax imposed

                          (A)    as a result of the Transfer of an Ownership Interest in a Class R  Certificate
to any Person who is a Disqualified  Organization,  including the information  regarding "excess inclusions" of such  Class R  Certificates  required to be provided to the  Internal  Revenue  Service and certain  Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

                          (B)    as a result  of any  regulated  investment  company,  real  estate  investment trust,  common trust fund,  partnership,  trust,  estate or organization  described in Section 1381 of the Code that holds an Ownership  Interest in a Class R  Certificate  having as among its record holders at any time any
Person who is a  Disqualified  Organization.  Reasonable  compensation  for providing such  information  may be required by the Master Servicer from such Person.

(iv)    The provisions of this  Section 5.02(f)  set forth prior to this clause (iv) may be modified,  added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                          (A)    written   notification  from  each  Rating  Agency  to  the  effect  that  the modification,  addition to or  elimination  of such  provisions  will not cause such Rating Agency to downgrade its then-current  ratings, if any, of the Class A  Certificates or Class M  Certificates below the lower of the then-current  rating or the rating assigned to such  Certificates as of the Closing Date by such Rating Agency;
and

                          (B)    a  certificate  of the Master  Servicer  stating that the Master  Servicer has received an Opinion of Counsel, in form and substance  satisfactory to the Master Servicer,  to the effect that such  modification,  addition to or absence of such  provisions  will not cause any REMIC created  hereunder to cease  to  qualify  as a REMIC  and will  not  cause  (x) any  REMIC  created  hereunder  to be  subject  to an entity-level  tax  caused  by the  Transfer  of any  Class R  Certificate  to a Person  that is a  Disqualified
Organization or (y) a  Certificateholder  or another Person to be subject to a REMIC-related  tax caused by the
Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)     No service  charge shall be made for any  transfer or exchange of  Certificates  of any Class,  but the
Trustee may require  payment of a sum  sufficient to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)     All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated  Certificate is surrendered to the Certificate  Registrar,  or the Trustee and the
Certificate  Registrar  receive  evidence  to  their  satisfaction  of the  destruction,  loss or  theft of any
Certificate,  and (ii) there is  delivered  to the  Trustee  and the  Certificate  Registrar  such  security or indemnity  as may be  required  by them to save each of them  harmless,  then,  in the absence of notice to the
Trustee or the Certificate  Registrar that such  Certificate  has been acquired by a bona fide  purchaser,  the
Trustee shall execute and the  Certificate  Registrar  shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Certificate,  a new Certificate of like tenor, Class and
Percentage  Interest  but  bearing a number not  contemporaneously  outstanding.  Upon the  issuance of any new
Certificate  under this  Section,  the Trustee may require the payment of a sum  sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto and any other expenses  (including the fees and expenses of the Trustee and the  Certificate  Registrar)  connected  therewith.  Any duplicate  Certificate issued pursuant to this Section shall  constitute complete and indefeasible  evidence of ownership in the Trust
Fund, as if originally issued,  whether or not the lost, stolen or destroyed  Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due  presentation of a Certificate for  registration  of transfer,  the Depositor,  the Master
Servicer,  the Trustee,  the Certificate  Registrar and any agent of the Depositor,  the Master  Servicer,  the
Trustee or the  Certificate  Registrar may treat the Person in whose name any  Certificate is registered as the owner of such  Certificate  for the purpose of receiving  distributions  pursuant to  Section 4.02  and for all other purposes whatsoever,  except as and to the extent provided in the definition of "Certificateholder,"  and neither the  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar  nor any agent of the
Depositor,  the Master  Servicer,  the Trustee or the Certificate  Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making  distributions  to  Certificateholders pursuant to  Section 4.02.  In the event of any such  appointment,  on or prior to each  Distribution  Date the
Master  Servicer on behalf of the Trustee  shall  deposit or cause to be deposited  with the Paying Agent a sum sufficient  to make the  payments  to  Certificateholders  in the  amounts  and in the manner  provided  for in
Section 4.02,  such sum to be held in trust for the  benefit of  Certificateholders.  The  Trustee  shall cause each Paying  Agent to execute and deliver to the Trustee an  instrument  in which such Paying Agent shall agree with the  Trustee  that such Paying  Agent will hold all sums held by it for the payment to  Certificateholders in trust for the  benefit  of the  Certificateholders  entitled  thereto  until such sums shall be paid to such
Certificateholders.  Any sums so held by such  Paying  Agent  shall be held only in  Eligible  Accounts  to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI

                                     THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Depositor and the Master Servicer.

        The Depositor and the Master  Servicer  shall each be liable in accordance  herewith only to the extent of the obligations  specifically and  respectively  imposed upon and undertaken by the Depositor and the Master
Servicer  herein.  By way of  illustration  and not  limitation,  the Depositor is not liable for the servicing and  administration  of the Mortgage Loans,  nor is it obligated by Section 7.01 or Section 10.01 to assume any obligations of the Master  Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other  obligation  hereunder  that it may, but is not  obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.  Merger or  Consolidation  of the  Depositor or the Master  Servicer;  Assignment  of Rights and
                      Delegation of Duties by Master Servicer.

(a)     The  Depositor  and the Master  Servicer  shall  each keep in full  effect  its  existence,  rights and franchises  as a  corporation  under  the laws of the state of its  incorporation,  and will  each  obtain  and preserve  its  qualification  to do  business  as a foreign  corporation  in each  jurisdiction  in which  such qualification  is or shall be  necessary  to protect the validity and  enforceability  of this  Agreement,  the
Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b)     Any Person  into which the  Depositor  or the Master  Servicer  may be merged or  consolidated,  or any corporation  resulting from any merger or  consolidation to which the Depositor or the Master Servicer shall be a party,  or any Person  succeeding  to the  business of the  Depositor  or the Master  Servicer,  shall be the successor of the  Depositor or the Master  Servicer,  as the case may be,  hereunder,  without the execution or filing  of any  paper or any  further  act on the part of any of the  parties  hereto,  anything  herein to the contrary  notwithstanding;  provided,  however,  that the successor or surviving  Person to the Master Servicer shall be qualified  to service  mortgage  loans on behalf of Fannie Mae or Freddie  Mac;  and provided  further that each Rating Agency's  ratings,  if any, of any Class of Class A  Certificates,  Class M  Certificates  and
Class B  Certificates  in effect  immediately  prior to such  merger or  consolidation  will not be  qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)     Notwithstanding  anything  else in this  Section 6.02  and  Section 6.04  to the  contrary,  the Master
Servicer may assign its rights and delegate its duties and  obligations  under this  Agreement;  provided  that the Person  accepting such  assignment or delegation  shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably  satisfactory to the Trustee and the Depositor,  is willing  to  service  the  Mortgage  Loans and  executes  and  delivers  to the  Depositor  and the  Trustee an agreement,  in form and substance reasonably  satisfactory to the Depositor and the Trustee,  which contains an assumption  by such Person of the due and punctual  performance  and  observance of each covenant and condition to be performed or observed by the Master  Servicer  under this  Agreement;  provided  further that each Rating
Agency's  rating of the  Classes  of  Certificates  that have been  rated in effect  immediately  prior to such assignment  and  delegation  will not be  qualified,  reduced or withdrawn as a result of such  assignment  and delegation  (as  evidenced  by a letter  to such  effect  from  each  Rating  Agency).  In the case of any such assignment and delegation,  the Master  Servicer shall be released from its  obligations  under this Agreement, except that the Master  Servicer  shall remain liable for all  liabilities  and  obligations  incurred by it as
Master  Servicer  hereunder  prior to the  satisfaction of the conditions to such assignment and delegation set forth in the next preceding  sentence.  Notwithstanding  the foregoing,  in the event of a pledge or assignment by the Master  Servicer  solely of its rights to  purchase  all assets of the Trust Fund under  Section 9.01(a)
(or, if so  specified in  Section 9.01(a),  its rights to purchase  the  Mortgage  Loans and property  acquired related to such Mortgage Loans or its rights to purchase the  Certificates  related  thereto),  the provisos of the first sentence of this paragraph will not apply.

Section 6.03.  Limitation on Liability of the Depositor, the Master Servicer and Others.

        None of the Depositor,  the Master Servicer or any of the directors,  officers,  employees or agents of the Depositor or the Master  Servicer shall be under any liability to the Trust Fund or the  Certificateholders for any  action  taken or for  refraining  from  the  taking  of any  action  in good  faith  pursuant  to this
Agreement, or for errors in judgment;  provided,  however, that this provision shall not protect the Depositor, the Master  Servicer or any such Person  against any breach of  warranties,  representations  or covenants made herein or any liability which would otherwise be imposed by reason of willful  misfeasance,  bad faith or gross negligence  in the  performance  of duties or by  reason  of  reckless  disregard  of  obligations  and  duties hereunder.  The Depositor,  the Master Servicer and any director,  officer,  employee or agent of the Depositor or the Master  Servicer  may rely in good faith on any document of any kind prima facie  properly  executed and submitted by any Person respecting any matters arising  hereunder.  The Depositor,  the Master Servicer and any director,  officer,  employee or agent of the  Depositor or the Master  Servicer  shall be  indemnified  by the
Trust Fund and held  harmless  against any loss,  liability or expense  incurred in  connection  with any legal action  relating to this Agreement or the  Certificates,  other than any loss,  liability or expense related to any  specific  Mortgage  Loan or  Mortgage  Loans  (except as any such  loss,  liability  or  expense  shall be otherwise  reimbursable  pursuant to this Agreement) and any loss,  liability or expense  incurred by reason of willful  misfeasance,  bad faith or gross  negligence in the  performance  of duties  hereunder or by reason of reckless  disregard of obligations  and duties  hereunder.  Neither the Depositor nor the Master Servicer shall be under any  obligation  to appear in,  prosecute or defend any legal or  administrative  action,  proceeding, hearing or examination  that is not  incidental to its respective  duties under this Agreement and which in its opinion  may  involve it in any expense or  liability;  provided,  however,  that the  Depositor  or the Master
Servicer may in its discretion undertake any such action,  proceeding,  hearing or examination that it may deem necessary  or desirable in respect to this  Agreement  and the rights and duties of the parties  hereto and the interests of the  Certificateholders  hereunder.  In such event,  the legal  expenses and costs of such action, proceeding,  hearing  or  examination  and any  liability  resulting  therefrom  shall be  expenses,  costs and liabilities  of the Trust Fund,  and the Depositor and the Master  Servicer  shall be entitled to be reimbursed therefor out of amounts  attributable to the Mortgage Loans on deposit in the Custodial  Account as provided by
Section 3.10  and, on the Distribution  Date(s)  following such  reimbursement,  the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate  Interest on each  Class entitled  thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Depositor and Master Servicer Not to Resign.

        Subject to the provisions of  Section 6.02,  neither the Depositor nor the Master Servicer shall resign from its  respective  obligations  and duties hereby  imposed on it except upon  determination  that its duties hereunder are no longer  permissible  under applicable law. Any such  determination  permitting the resignation of the  Depositor  or the Master  Servicer  shall be  evidenced by an Opinion of Counsel (at the expense of the resigning  party) to such effect  delivered to the Trustee.  No such  resignation by the Master  Servicer shall become  effective  until the  Trustee  or a  successor  servicer  shall  have  assumed  the  Master  Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                                    DEFAULT

Section 7.01.  Events of Default.

        Event of Default,  wherever used herein,  means any one of the following  events  (whatever  reason for such Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order, rule or regulation of any  administrative or governmental body):

(i)     the Master  Servicer shall fail to distribute or cause to be distributed to Holders of  Certificates of any Class any  distribution  required to be made under the terms of the  Certificates of such Class and this  Agreement  and, in either case,  such failure shall  continue  unremedied  for a period of 5 days after the date upon which written notice of such failure,  requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master  Servicer,  the
        Depositor and the Trustee by the Holders of Certificates of such Class evidencing  Percentage Interests aggregating not less than 25%; or

(ii)    the  Master  Servicer  shall  fail to observe  or  perform  in any  material  respect  any other of the covenants  or  agreements  on the part of the Master  Servicer  contained  in the  Certificates  of any
        Class or in this Agreement and such failure shall continue  unremedied for a period of 30 days  (except that such  number  of days  shall be 15 in the case of a failure to pay the  premium  for any  Required
        Insurance  Policy)  after the date on which written  notice of such  failure,  requiring the same to be remedied,  shall have been given to the Master  Servicer  by the  Trustee or the  Depositor,  or to the
        Master Servicer,  the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory  authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy,  insolvency or similar law or  appointing  a  conservator  or receiver or  liquidator  in any  insolvency,  readjustment  of debt, marshalling of assets and liabilities or similar  proceedings,  or for the winding-up or liquidation of its affairs,  shall have been entered  against the Master  Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master  Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency,  readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating  to, the Master  Servicer or of, or relating to, all or  substantially  all of the property of the Master Servicer; or

(v)     the Master  Servicer  shall admit in writing its  inability  to pay its debts  generally as they become due,  file a petition  to take  advantage  of, or  commence a  voluntary  case  under,  any  applicable insolvency  or  reorganization  statute,  make an  assignment  for the  benefit  of its  creditors,  or voluntarily suspend payment of its obligations; or

(vi)    the Master Servicer shall notify the Trustee pursuant to  Section 4.04(b)  that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall  occur, then, and in each and every such case,  so long as such Event of Default  shall not have been  remedied,  either the Depositor or the
Trustee  shall at the  direction of Holders of  Certificates  entitled to at least 51% of the Voting  Rights by notice in writing to the Master  Servicer  (and to the  Depositor  if given by the Trustee or to the Trustee if given by the  Depositor),  terminate  all of the  rights and  obligations  of the  Master  Servicer  under this
Agreement  and  in  and  to  the  Mortgage  Loans  and  the  proceeds  thereof,  other  than  its  rights  as a
Certificateholder  hereunder;  provided, however, that a successor to the Master Servicer is appointed pursuant to  Section 7.02  and such  successor  Master  Servicer  shall  have  accepted  the  duties of Master  Servicer effective  upon the  resignation  of the Master  Servicer.  If an Event of  Default  described  in clause  (vi)
hereof  shall  occur,  the Trustee  shall,  by notice to the Master  Servicer  and the  Depositor,  immediately terminate  all of the rights and  obligations  of the Master  Servicer  under this  Agreement and in and to the
Mortgage Loans and the proceeds  thereof,  other than its rights as a  Certificateholder  hereunder as provided in  Section 4.04(b).  On or after the receipt by the Master Servicer of such written notice,  all authority and power of the Master Servicer under this Agreement,  whether with respect to the  Certificates  (other than as a
Holder  thereof) or the Mortgage  Loans or otherwise,  shall subject to  Section 7.02  pass to and be vested in the Trustee or the  Trustee's  designee  appointed  pursuant to  Section 7.02;  and,  without  limitation,  the
Trustee is hereby  authorized  and  empowered  to execute and  deliver,  on behalf of the Master  Servicer,  as attorney-in-fact or otherwise,  any and all documents and other instruments,  and to do or accomplish all other acts or things  necessary  or  appropriate  to effect the  purposes of such notice of  termination,  whether to complete  the  transfer  and  endorsement  or  assignment  of the  Mortgage  Loans and  related  documents,  or
OTHERWISE.  The Master  Servicer  agrees to cooperate  with the Trustee (or its  designee) as successor  Master
Servicer  in  effecting  the  termination  of the Master  Servicer's  responsibilities  and  rights  hereunder, including,  without  limitation,  the transfer to the Trustee or its designee for  administration  by it of all cash  amounts  which shall at the time be  credited  to the  Custodial  Account or the  Certificate  Account or
thereafter  be received  with respect to the  Mortgage  Loans.  No such  termination  shall  release the Master
Servicer  for any  liability  that it would  otherwise  have  hereunder  for any act or  omission  prior to the effective time of such termination.  Notwithstanding  any termination of the activities of Residential  Funding in its capacity as Master  Servicer  hereunder,  Residential  Funding shall be entitled to receive,  out of any late  collection  of a Monthly  Payment  on a  Mortgage  Loan  which was due  prior to the  notice  terminating
Residential  Funding's  rights and  obligations  as Master  Servicer  hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections  3.10(a)(ii),  (vi) and
(vii) as well as its Servicing Fee in respect  thereof,  and any other amounts  payable to Residential  Funding hereunder  the  entitlement  to which arose prior to the  termination  of its  activities  hereunder.  Upon the termination of Residential  Funding as Master  Servicer  hereunder the Depositor  shall deliver to the Trustee, as successor Master Servicer, a copy of the Program Guide.

Section 7.02.  Trustee or Depositor to Act; Appointment of Successor.

(a)     On and after the time the Master Servicer receives a notice of termination  pursuant to Section 7.01 or resigns  in  accordance  with  Section 6.04,  the  Trustee  or,  upon  notice  to the  Depositor  and  with the
Depositor's consent (which shall not be unreasonably  withheld) a designee (which meets the standards set forth below) of the  Trustee,  shall be the  successor  in all  respects to the Master  Servicer  in its  capacity as servicer  under this  Agreement and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and liabilities  relating  thereto placed on the Master Servicer (except for the  responsibilities,  duties and  liabilities  contained in Sections 2.02 and 2.03(a),  excluding the duty to notify related  Subservicers  as set forth in such Sections,  and its obligations to deposit amounts in respect of losses  incurred prior to such notice or termination on the investment of funds in the Custodial  Account or the  Certificate  Account  pursuant  to  Sections  3.07(c)  and  4.01(c) by the terms and  provisions  hereof);
provided,  however, that any failure to perform such duties or responsibilities  caused by the preceding Master
Servicer's  failure to provide  information  required by Section 4.04  shall not be considered a default by the
Trustee  hereunder as successor  Master  Servicer.  As compensation  therefor,  the Trustee as successor Master
Servicer  shall be entitled to all funds  relating to the Mortgage  Loans which the Master  Servicer would have been  entitled  to charge to the  Custodial  Account or the  Certificate  Account if the  Master  Servicer  had
continued to act hereunder  and, in addition,  shall be entitled to the income from any  Permitted  Investments made with  amounts  attributable  to the  Mortgage  Loans  held in the  Custodial  Account  or the  Certificate
Account.  If the Trustee has become the successor to the Master  Servicer in accordance  with  Section 6.04  or
Section 7.01,  then  notwithstanding  the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent  jurisdiction to appoint,  any established housing and home finance  institution,  which is also a Fannie Mae or Freddie  Mac-approved  mortgage servicing institution,  having a net  worth  of not  less  than  $10,000,000  as the  successor  to the  Master  Servicer hereunder in the  assumption of all or any part of the  responsibilities,  duties or  liabilities of the Master
Servicer  hereunder.  Pending  appointment of a successor to the Master Servicer  hereunder,  the Trustee shall become  successor  to the  Master  Servicer  and  shall  act in  such  capacity  as  hereinabove  provided.  In connection with such  appointment and assumption,  the Trustee may make such  arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor  shall agree;  provided,  however, that no such  compensation  shall be in excess of that permitted the initial  Master  Servicer  hereunder.  The
Depositor,  the  Trustee,  the  Custodian  and such  successor  shall take such  action,  consistent  with this
Agreement,  as shall be necessary to effectuate any such succession.  Any successor  Master Servicer  appointed pursuant to this  Section 7.02  shall not receive a Servicing  Fee with respect any Mortgage  Loan not directly serviced  by the Master  Servicer  on which the  Subservicing  Fee (i) accrues at a rate of less than 0.50% per annum and (ii) has to be  increased  to a rate of 0.50% per annum in order to hire a  Subservicer.  The  Master
Servicer shall pay the reasonable expenses of the Trustee in connection with any servicing transfer hereunder.

(b)     In connection  with the  termination or resignation of the Master  Servicer  hereunder,  either (i) the successor Master Servicer,  including the Trustee if the Trustee is acting as successor Master Servicer,  shall represent  and warrant  that it is a member of MERS in good  standing and shall agree to comply in all material respects  with the rules and  procedures of MERS in  connection  with the servicing of the Mortgage  Loans that are registered  with MERS, in which case the  predecessor  Master  Servicer shall  cooperate with the successor
Master  Servicer in causing MERS to revise its records to reflect the  transfer of  servicing to the  successor
Master Servicer as necessary under MERS' rules and regulations,  or (ii) the predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing MERS to execute and deliver an assignment of Mortgage in  recordable  form to transfer  the  Mortgage  from MERS to the Trustee and to execute and deliver such other notices,  documents  and other  instruments  as may be  necessary  or  desirable  to effect a transfer  of such
Mortgage  Loan or servicing of such Mortgage Loan on the MERS(R)System to the  successor  Master  Servicer.  The predecessor  Master Servicer shall file or cause to be filed any such  assignment in the appropriate  recording office.  The  predecessor  Master  Servicer  shall  bear  any and all  fees of MERS,  costs  of  preparing  any assignments  of Mortgage,  and fees and costs of filing any  assignments of Mortgage that may be required under this  subsection  (b).  The  successor  Master  Servicer  shall cause such  assignment  to be  delivered to the
Trustee or the Custodian  promptly  upon receipt of the original  with evidence of recording  thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such termination or appointment of a successor to the Master Servicer,  the Trustee shall give
prompt  written  notice  thereof  to   Certificateholders  at  their  respective  addresses  appearing  in  the
Certificate Register.

(b)     Within 60 days after the occurrence of any Event of Default,  the Trustee shall transmit by mail to all
Holders of  Certificates  and the Credit Risk Manager notice of each such Event of Default  hereunder  known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.  Waiver of Events of Default.

        The Holders  representing  at least 66% of the Voting Rights of  Certificates  affected by a default or
Event of Default  hereunder may waive any default or Event of Default;  provided,  however,  that (a) a default or Event of Default under clause (i) of  Section 7.01  may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this  Section 7.04  shall affect the
Holders of Certificates  in the manner set forth in  Section 11.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders  representing  the  requisite  percentage  of Voting  Rights of
Certificates  affected by such  default or Event of Default,  such  default or Event of Default  shall cease to exist and shall be deemed to have been  remedied for every  purpose  hereunder.  No such waiver shall extend to any  subsequent  or other  default or Event of Default or impair  any right  consequent  thereon  except to the extent expressly so waived.

ARTICLE VIII

                                            CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The  Trustee,  prior to the  occurrence  of an Event of  Default  and after the curing of all Events of
Default which may have  occurred,  undertakes  to perform such duties and only such duties as are  specifically set forth in this  Agreement.  In case an Event of Default has  occurred  (which has not been cured or waived), the Trustee  shall  exercise  such of the rights and powers  vested in it by this  Agreement,  and use the same degree  of  care  and  skill  in  their  exercise  as a  prudent  investor  would  exercise  or use  under  the circumstances in the conduct of such investor's own affairs.

(b)     The Trustee, upon receipt of all resolutions,  certificates,  statements, opinions, reports, documents, orders or other instruments  furnished to the Trustee which are specifically  required to be furnished pursuant to any provision of this Agreement,  shall examine them to determine  whether they conform to the  requirements of this  Agreement.  The  Trustee  shall  notify  the  Certificateholders  of any such  documents  which do not materially  conform to the  requirements of this Agreement in the event that the Trustee,  after so requesting, does not receive  satisfactorily  corrected documents.  The Trustee shall forward or cause to be forwarded in a timely  fashion  the  notices,  reports and  statements  required to be  forwarded  by the Trustee  pursuant to
Sections  4.03,  7.03,  and 10.01.  The Trustee shall furnish in a timely  fashion to the Master  Servicer such information  as the  Master  Servicer  may  reasonably  request  from time to time for the Master  Servicer  to fulfill its duties as set forth in this  Agreement.  The  Trustee  covenants  and agrees that it shall  perform its obligations  hereunder in a manner so as to maintain the status of each REMIC created  hereunder as a REMIC under the REMIC Provisions and (subject to  Section 10.01(f))  to prevent the imposition of any federal,  state or local  income,  prohibited  transaction,  contribution  or other tax on the Trust  Fund to the  extent  that maintaining  such  status and  avoiding  such taxes are  reasonably  within the  control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c)     No provision of this  Agreement  shall be construed to relieve the Trustee from  liability  for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of
        Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the  express  provisions  of  this  Agreement,  the  Trustee  shall  not be  liable  except  for the performance of such duties and obligations as are specifically set forth in this Agreement,  no implied covenants or obligations  shall be read into this Agreement  against the Trustee and, in the absence of bad  faith on the part of the  Trustee,  the  Trustee  may  conclusively  rely,  as to the truth of the statements and the correctness of the opinions  expressed  therein,  upon any  certificates or opinions furnished  to the Trustee by the  Depositor  or the Master  Servicer  and which on their  face,  do not contradict the requirements of this Agreement;

(ii)    The  Trustee  shall  not be  personally  liable  for an  error  of  judgment  made in good  faith  by a
        Responsible Officer or Responsible Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be personally liable with respect to any action taken,  suffered or omitted to be taken  by it in  good  faith  in  accordance  with  the  direction  of the  Certificateholders  holding
        Certificates  which  evidence,  Percentage  Interests  aggregating  not less  than 25% of the  affected
        Classes as to the time,  method and place of conducting any proceeding for any remedy  available to the
        Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)    The Trustee shall not be charged with  knowledge of any default (other than a default in payment to the
        Trustee)  specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii),
        (iv) and (v) of  Section 7.01  unless a Responsible  Officer of the Trustee  assigned to and working in the Corporate  Trust Office obtains actual  knowledge of such failure or event or the Trustee  receives written  notice of such failure or event at its Corporate  Trust Office from the Master  Servicer,  the
        Depositor or any Certificateholder; and

(v)     Except to the extent  provided in  Section 7.02,  no  provision  in this  Agreement  shall  require the
        Trustee to expend or risk its own funds (including,  without limitation,  the making of any Advance) or otherwise  incur any personal  financial  liability in the  performance of any of its duties as Trustee hereunder,  or in the  exercise of any of its rights or powers,  if the Trustee  shall have  reasonable grounds for believing that repayment of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(d)     The Trustee  shall timely pay, from its own funds,  the amount of any and all federal,  state and local taxes imposed on the Trust Fund or its assets or transactions  including,  without limitation,  (A) "prohibited transaction"  penalty taxes as defined in  Section 860F  of the Code, if, when and as the same shall be due and payable,  (B) any tax on  contributions  to a REMIC after the Closing  Date imposed by  Section 860G(d)  of the
Code and (C) any tax on "net income from foreclosure  property" as defined in  Section 860G(c) of the Code, but only  if  such  taxes  arise  out of a  breach  by the  Trustee  of its  obligations  hereunder,  which  breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or  refraining  from acting upon any  resolution,
        Officers'  Certificate,  certificate  of  auditors  or any other  certificate,  statement,  instrument, opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The  Trustee  may  consult  with  counsel,  and any  Opinion  of  Counsel  shall be full  and  complete authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The Trustee  shall be under no  obligation to exercise any of the trusts or powers vested in it by this
        Agreement or to  institute,  conduct or defend any  litigation  hereunder or in relation  hereto at the request,  order or  direction  of any of the  Certificateholders  pursuant  to the  provisions  of this
        Agreement,  unless such  Certificateholders  shall have offered to the Trustee  reasonable  security or indemnity  against  the costs,  expenses  and  liabilities  which may be  incurred  therein or thereby;
        nothing contained herein shall, however, relieve the Trustee of the obligation,  upon the occurrence of an Event of Default (which has not been cured),  to exercise such of the rights and powers vested in it by this  Agreement,  and to use the same  degree  of care and  skill in  their  exercise  as a  prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)    The Trustee  shall not be  personally  liable for any action  taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the  discretion or rights or powers  conferred upon it by this Agreement;

(v)     Prior to the occurrence of an Event of Default  hereunder and after the curing of all Events of Default which may have  occurred,  the Trustee shall not be bound to make any  investigation  into the facts or matters  stated  in any  resolution,  certificate,  statement,  instrument,  opinion,  report,  notice, request,  consent, order, approval, bond or other paper or document,  unless requested in writing so to do by the Holders of  Certificates of any  Class evidencing,  as to such Class,  Percentage  Interests, aggregating not less than 50%; provided,  however,  that if the payment within a reasonable time to the
        Trustee  of the  costs,  expenses  or  liabilities  likely to be  incurred  by it in the making of such investigation is, in the opinion of the Trustee,  not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity  against such  expense or  liability  as a condition  to so  proceeding.  The  reasonable  expense of every such examination  shall be paid by the Master  Servicer,  if an Event of Default  shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi)    The Trustee may execute any of the trusts or powers  hereunder or perform any duties  hereunder  either directly or by or through  agents or attorneys  provided  that the Trustee  shall remain liable for any acts of such agents or attorneys; and

(vii)   To the extent authorized under the Code and the regulations  promulgated  thereunder,  each Holder of a
        Class R Certificate hereby irrevocably  appoints and authorizes the Trustee to be its  attorney-in-fact for purposes of signing any Tax Returns  required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the Trust Fund and deliver to the Master  Servicer  in a timely  manner any Tax
        Returns  prepared  by or on behalf of the  Master  Servicer  that the  Trustee is  required  to sign as determined by the Master Servicer  pursuant to applicable  federal,  state or local tax laws,  provided that the Master  Servicer  shall  indemnify  the Trustee for signing any such Tax Returns  that contain errors or omissions.

(b)     Following the issuance of the Certificates  (and except as provided for in  Section 2.04),  the Trustee shall not accept any  contribution  of assets to the Trust Fund unless (subject to  Section 10.01(f))  it shall have obtained or been  furnished with an Opinion of Counsel to the effect that such  contribution  will not (i)
cause  any  REMIC  created  hereunder  to fail to  qualify  as a REMIC at any time  that any  Certificates  are outstanding  or (ii) cause the Trust Fund to be subject  to any  federal  tax as a result of such  contribution
(including the  imposition of any federal tax on "prohibited  transactions"  imposed under  Section 860F(a)  of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals  contained  herein and in the  Certificates  (other than the execution of the Certificates and relating to the  acceptance  and receipt of the Mortgage  Loans)  shall be taken as the  statements  of the
Depositor  or the Master  Servicer  as the case may be, and the  Trustee  assumes no  responsibility  for their correctness.  The Trustee makes no  representations  as to the validity or  sufficiency of this Agreement or of the Certificates  (except that the Certificates  shall be duly and validly executed and  authenticated by it as
Certificate  Registrar) or of any Mortgage  Loan or related  document,  or of MERS or the MERS(R)System.  Except as  otherwise  provided  herein,  the  Trustee  shall  not be  accountable  for the use or  application  by the
Depositor or the Master  Servicer of any of the  Certificates or of the proceeds of such  Certificates,  or for the use or  application  of any funds paid to the  Depositor or the Master  Servicer in respect of the Mortgage
Loans or deposited in or withdrawn from the Custodial  Account or the  Certificate  Account by the Depositor or
the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its  individual  or any other  capacity may become the owner or pledgee of  Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)     The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee  from time to time, and the Trustee and any co-trustee shall be entitled to,  reasonable  compensation  (which shall not be limited by any  provision  of law in regard to the  compensation  of a trustee  of an express  trust) for all  services rendered by each of them in the execution of the trusts hereby  created and in the exercise and  performance of any of the powers and duties  hereunder of the Trustee and any  co-trustee,  and the Master  Servicer shall pay or  reimburse  the Trustee and any  co-trustee  upon request for all  reasonable  expenses,  disbursements  and advances  incurred or made by the Trustee or any  co-trustee in accordance  with any of the  provisions of this
Agreement  (including the reasonable  compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ,  and the expenses  incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency  pursuant to  Section 8.12)  except any such expense,  disbursement or advance as may arise from its negligence or bad faith.

(b)     The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against,  any loss,  liability or expense incurred without  negligence or willful  misconduct on its part, arising out of, or in connection with, the acceptance and  administration  of the Trust Fund,  including its obligation to execute the DTC Letter in its individual  capacity,  and including the costs and expenses  (including  reasonable legal fees and expenses) of defending  itself  against any claim in connection  with the exercise or  performance  of any of its powers or duties under this Agreement and the Swap Agreement, provided that:

(i)     with  respect to any such  claim,  the  Trustee  shall have given the Master  Servicer  written  notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while maintaining control over its own defense,  the Trustee shall cooperate and consult fully with the
        Master Servicer in preparing such defense; and

(iii)   notwithstanding  anything in this  Agreement to the contrary,  the Master  Servicer shall not be liable for  settlement  of any claim by the  Trustee  entered  into  without  the prior  consent of the Master
        Servicer which consent shall not be  unreasonably  withheld.  No  termination  of this Agreement  shall affect the obligations created by this  Section 8.05(b) of the Master Servicer to indemnify the Trustee under  the  conditions  and  to the  extent  set  forth  herein.  Notwithstanding  the  foregoing,  the indemnification  provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee,  including the costs and expenses of defending  itself against any
        claim,   incurred  in  connection   with  any  actions  taken  by  the  Trustee  at  the  direction  of
        Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The  Trustee  hereunder  shall at all times be a national  banking  association  or a New York  banking corporation  having its  principal  office in a state and city  acceptable  to the  Depositor and organized and doing  business  under the laws of such state or the United  States of America,  authorized  under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least $50,000,000 and subject to
supervision  or  examination  by  federal  or  state  authority.   If  such  corporation  or  national  banking
association  publishes  reports of condition at least annually,  pursuant to law or to the  requirements of the aforesaid  supervising  or examining  authority,  then for purposes of this  Section the  combined  capital and surplus of such  corporation  shall be deemed to be its  combined  capital and surplus as set forth in its most recent  report of  condition  so  published.  In case at any time the  Trustee  shall  cease to be  eligible in accordance  with the  provisions of this Section,  the Trustee shall resign  immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged  from the trusts hereby  created by giving written notice  thereof to the  Depositor and the Master  Servicer.  Upon  receiving  such notice of  resignation,  the
Depositor shall promptly appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which instrument  shall  be  delivered  to the  resigning  Trustee  and one  copy  to the  successor  trustee.  If no successor  trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of  resignation,  then the  resigning  Trustee may petition any court of competent  jurisdiction for the appointment of a successor trustee.

(b)     If at any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with  the  provisions  of
Section 8.06  and shall fail to resign after written request  therefor by the Depositor,  or if at any time the
Trustee shall become  incapable of acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the
Trustee or of its  property  shall be  appointed,  or any public  officer  shall take  charge or control of the
Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation,  then the Depositor may remove the Trustee and appoint a successor trustee by written instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the Trustee so removed and one copy to the successor  trustee.
In  addition,  in the event that the  Depositor  determines  that the Trustee has failed (i) to  distribute  or cause to be distributed to Certificateholders any amount required to be distributed  hereunder,  if such amount is held by the Trustee or its Paying Agent (other than the Master  Servicer or the Depositor) for  distribution or (ii)  to  otherwise  observe  or  perform  in any  material  respect  any of its  covenants,  agreements  or obligations  hereunder,  and such  failure  shall  continue  unremedied  for a period of 5 days (in  respect of clause (i) above) or 30 days  (in  respect of clause  (ii)  above,  other than any  failure to comply  with the provisions  of Article  XII, in which case no notice or grace  period  shall be  applicable)  after the date on which  written  notice of such  failure,  requiring  that the same be  remedied,  shall  have been given to the
Trustee by the  Depositor,  then the  Depositor  may remove the  Trustee  and  appoint a  successor  trustee by written  instrument  delivered as provided in the preceding  sentence.  In connection with the appointment of a successor trustee pursuant to the preceding  sentence,  the Depositor shall, on or before the date on which any such appointment  becomes effective,  obtain from each Rating Agency written  confirmation that the appointment of any  such  successor  trustee  will  not  result  in  the  reduction  of the  ratings  on any  Class  of the
Certificates below the lesser of the then current or original ratings on such Certificates.

(c)     The Holders of  Certificates  entitled to at least 51% of the Voting  Rights may at any time remove the
Trustee and appoint a successor  trustee by written  instrument or instruments,  in triplicate,  signed by such
Holders or their  attorneys-in-fact  duly authorized,  one complete set of which instruments shall be delivered to the  Depositor,  one  complete  set to the  Trustee so removed  and one  complete  set to the  successor  so appointed.

(d)     Any  resignation or removal of the Trustee and  appointment of a successor  trustee  pursuant to any of the provisions of this  Section shall  become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a)     Any successor trustee appointed as provided in Section 8.07  shall execute,  acknowledge and deliver to the  Depositor  and to its  predecessor  trustee  an  instrument  accepting  such  appointment  hereunder,  and thereupon the  resignation  or removal of the  predecessor  trustee shall become  effective and such  successor trustee shall become effective and such successor trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations of its predecessor  hereunder,  with the like  effect as if  originally  named as trustee  herein.  The  predecessor  trustee  shall  deliver to the successor  trustee all Mortgage  Files and related  documents and statements  held by it hereunder  (other than any Mortgage  Files at the time held by a  Custodian,  which shall  become the agent of any  successor  trustee hereunder),  and the Depositor,  the Master Servicer and the predecessor trustee shall execute and deliver such instruments  and do such other things as may  reasonably be required for more fully and  certainly  vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)     No successor  trustee shall accept  appointment as provided in this  Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)     Upon acceptance of appointment by a successor trustee as provided in this Section,  the Depositor shall mail notice of the succession of such trustee  hereunder to all Holders of  Certificates  at their addresses as shown  in the  Certificate  Register.  If the  Depositor  fails  to  mail  such  notice  within  10 days  after acceptance  of  appointment  by the  successor  trustee,  the  successor  trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national  banking  association  into which the Trustee may be merged or converted or with which it may be  consolidated  or any  corporation  or national  banking  association  resulting  from any merger,  conversion or  consolidation  to which the Trustee shall be a party,  or any  corporation  or national banking  association  succeeding  to the  business  of the  Trustee,  shall  be the  successor  of the  Trustee hereunder,  provided such  corporation or national banking  association  shall be eligible under the provisions of  Section 8.06,  without  the  execution  or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding  any other  provisions  hereof,  at any time,  for the  purpose  of  meeting  any legal requirements of any  jurisdiction in which any part of the Trust Fund or property  securing the same may at the time be located,  the Master  Servicer and the Trustee  acting  jointly  shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee to act as  co-trustee  or co-trustees,  jointly with the Trustee,  or separate  trustee or separate  trustees,  of all or any part of the
Trust Fund,  and to vest in such  Person or Persons,  in such  capacity,  such title to the Trust Fund,  or any part thereof,  and, subject to the other provisions of this  Section 8.10,  such powers,  duties,  obligations, rights and trusts as the Master  Servicer and the Trustee may consider  necessary or  desirable.  If the Master
Servicer  shall not have joined in such  appointment  within 15 days after the receipt by it of a request so to do, or in case an Event of Default  shall have  occurred and be  continuing,  the Trustee  alone shall have the power to make such  appointment.  No co-trustee  or separate  trustee  hereunder  shall be required to meet the terms of  eligibility  as a  successor  trustee  under  Section 8.06  hereunder,  and no notice to  Holders  of
Certificates of the appointment of  co-trustee(s) or separate  trustee(s) shall be required under  Section 8.08 hereof.

(b)     In the case of any appointment of a co-trustee or separate trustee pursuant to this  Section 8.10,  all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee  shall be conferred or imposed upon and exercised or performed by the Trustee,  and such separate  trustee or  co-trustee  jointly,  except to the extent  that under any law of any  jurisdiction  in which any  particular  act or acts are to be  performed
(whether  as Trustee  hereunder  or as  successor  to the Master  Servicer  hereunder),  the  Trustee  shall be incompetent  or  unqualified  to perform  such act or acts,  in which  event such  rights,  powers,  duties and obligations  (including  the  holding  of  title  to  the  Trust  Fund  or any  portion  thereof  in  any  such jurisdiction)  shall be exercised and performed by such separate  trustee or co-trustee at the direction of the
Trustee.

(c)     Any notice,  request or other  writing  given to the Trustee shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them.  Every instrument appointing  any  separate  trustee or  co-trustee  shall refer to this  Agreement  and the  conditions  of this
Article VIII.  Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly  with the
Trustee  or  separately,  as may be  provided  therein,  subject  to all  the  provisions  of  this  Agreement, specifically  including every provision of this Agreement  relating to the conduct of,  affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)     Any  separate  trustee  or  co-trustee  may,  at  any  time,  constitute  the  Trustee,  its  agent  or attorney-in-fact,  with full power and  authority,  to the extent not  prohibited  by law, to do any lawful act under or in respect of this  Agreement  on its behalf and in its name.  If any separate  trustee or  co-trustee shall die, become incapable of acting, resign or be removed, all of its estates,  properties,  rights, remedies and trusts  shall  vest in and be  exercised  by the  Trustee,  to the extent  permitted  by law,  without  the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Depositor,  or shall, at the direction of the Master  Servicer  and the  Depositor,  appoint  one or more  Custodians  who are not  Affiliates  of the
Depositor or the Master  Servicer to hold all or a portion of the Mortgage  Files as agent for the Trustee,  by entering into a Custodial  Agreement.  The Trustee is hereby directed to enter into a Custodial  Agreement with
Wells  Fargo  Bank,  N.A.  Subject  to  Article VIII,  the  Trustee  agrees  to  comply  with the terms of each
Custodial  Agreement and to enforce the terms and provisions  thereof  against the Custodian for the benefit of the  Certificateholders.  Each Custodian  shall be a depository  institution  subject to supervision by federal or state authority,  shall have a combined  capital and surplus of at least  $15,000,000 and shall be qualified to do business in the  jurisdiction  in which it holds any  Mortgage  File.  Each  Custodial  Agreement  may be
amended  only  as  provided  in  Section 11.01.   The  Trustee  shall  notify  the  Certificateholders  of  the appointment  of any  Custodian  (other than the Custodian  appointed as of the Closing  Date)  pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee shall maintain an office or agency in the City of St. Paul,  Minnesota  where  Certificates may be surrendered  for  registration  of transfer or exchange.  The Trustee  initially  designates its offices located at the Corporate  Trust Office for the purpose of keeping the Certificate  Register.  The Trustee shall maintain an office at the address  stated in  Section 11.05(c)  hereof where notices and demands to or upon the
Trustee in respect of this Agreement may be served.

Section 8.13.  DTC Letter of Representations.

        The Trustee is hereby  authorized and directed to, and agrees that it shall,  enter into the DTC Letter on behalf of the Trust Fund and in its individual capacity as agent thereunder.

Section 8.14.  Swap Agreements.

        The  Trustee is hereby  authorized  and  directed  to, and agrees that it shall (a) enter into the Swap
Agreement  on behalf of the Trust Fund and (b) enter into the SB-AM Swap  Agreement  on behalf of (i) the Class
A Certificateholders,  Class M Certificateholders  and Class B Certificateholders on the one hand, and (ii) the
Class SB Certificateholders on the other hand.

ARTICLE IX

                                                  TERMINATION

Section 9.01.  Termination Upon Purchase or Liquidation of All Mortgage Loans.

(a)     Subject to Section 9.02,  the respective obligations and responsibilities of the Depositor,  the Master
Servicer  and the Trustee  created  hereby in respect of the  Certificates  (other than the  obligation  of the
Trustee to make certain payments after the Final  Distribution  Date to  Certificateholders  and the obligation of the  Depositor to send  certain  notices as  hereinafter  set forth)  shall  terminate  upon the last action required to be taken by the Trustee on the Final  Distribution  Date pursuant to this Article IX  following the earlier of:

(i)     the later of the final payment or other  liquidation (or any Advance with respect  thereto) of the last
        Mortgage Loan remaining in the Trust Fund or the disposition of all property  acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)    at the  option of the Master  Servicer  or the  Holder of the  Class SB  Certificates  as  provided  in
        Section 9.01(f),  the  purchase  of all  Mortgage  Loans and all  property  acquired  in respect of any
        Mortgage  Loan  remaining  in the Trust  Fund,  at a price  equal to the sum of  (A) 100% of the unpaid principal  balance of each  Mortgage  Loan (or, if less than such unpaid  principal  balance,  the fair market value of the related  underlying  property of such Mortgage Loan with respect to Mortgage  Loans as to which  title has been  acquired  if such fair  market  value is less than such  unpaid  principal balance) (and if such purchase is made by the Master  Servicer only, net of any  unreimbursed  Advances attributable to principal) on the day of repurchase,  plus accrued interest thereon at the Net Mortgage
        Rate (or Modified Net Mortgage Rate in the case of any Modified  Mortgage Loan), to, but not including, the first day of the month in which such  repurchase  price is  distributed,  and (B) any  unpaid  Swap
        Termination  Payment payable to the Swap  Counterparty (or any Swap Termination  Payment payable to the
        Swap Counterparty as a result of the exercise of the option provided for in this Section 9.01(a)(ii)));

provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the
United States to the Court of St. James, living on the date hereof; and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any REMIC created hereunder as a REMIC.

        The  purchase  price  paid by the  Master  Servicer  or the  Holder of the  Class SB  Certificates,  as
applicable,  pursuant  to  Section 9.01(a)(ii)  shall also  include  any amounts  owed by  Residential  Funding pursuant to the last  paragraph of Section 4 of the Assignment  Agreement in respect of any liability,  penalty or expense that  resulted  from a breach of the  representation  and  warranty  set forth in clause  (xlvii) of
Section 4 of the Assignment Agreement that remain unpaid on the date of such purchase.

        The right of the  Master  Servicer  or the  Holder of the  Class SB  Certificates,  as  applicable,  to purchase  all of the  Mortgage  Loans  pursuant  to  clause  (ii)  above is  conditioned  upon the date of such purchase  occurring  on or after the  Optional  Termination  Date.  If such  right is  exercised  by the Master
Servicer,  the Master Servicer shall be deemed to have been reimbursed for the full amount of any  unreimbursed
Advances  theretofore  made by it with respect to the Mortgage Loans being purchased.  In addition,  the Master
Servicer  shall  provide to the Trustee the  certification  required by  Section 3.15,  and the Trustee and any
Custodian  shall,  promptly  following  payment of the purchase  price,  release to the Master  Servicer or the
Holder of the Class SB Certificates,  as applicable,  the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing,  on any Distribution Date on or after the Optional  Termination Date, the
Master  Servicer or the Holder of the  Class SB  Certificates  as provided in  Section 9.01(f),  shall have the right, at its option, to purchase the Class A  Certificates,  Class M  Certificates,  Class B  Certificates and
Class SB  Certificates in whole,  but not in part, at a price equal to the sum of the  outstanding  Certificate
Principal Balance of such Certificates plus the sum of one month's Accrued  Certificate  Interest thereon,  any previously unpaid Accrued  Certificate  Interest,  and any unpaid  Prepayment  Interest  Shortfalls  previously allocated  thereto  and,  in the case of  Prepayment  Interest  Shortfalls,  accrued  interest  thereon  at the applicable  Pass-Through  Rate,  plus,  with respect to any optional  termination by the Holder of the Class SB
Certificates,  an amount equal to all accrued and unpaid Servicing Fees and  reimbursement for all unreimbursed
Advances and  Servicing  Advances,  in each case through the date of such optional  termination.  If the Master
Servicer or the Holder of the  Class SB  Certificates,  as  applicable,  exercises  this right to purchase  the outstanding Class A Certificates,  Class M Certificates,  Class B Certificates and Class SB  Certificates,  the
Master  Servicer or the Holder of the  Class SB  Certificates,  as  applicable,  will  promptly  terminate  the respective  obligations and responsibilities  created hereby in respect of these Certificates  pursuant to this
Article IX.

(b)     The Master Servicer or the Holder of the Class SB Certificates,  as applicable,  shall give the Trustee
(and the Master  Servicer if the Holder of the Class SB  Certificates  is exercising  its option) not less than
40 days prior notice of the  Distribution  Date on which (1) the Master  Servicer or the Holder of the Class SB
Certificates,  as applicable,  anticipates that the final distribution will be made to  Certificateholders as a result of the exercise by the Master  Servicer or the Holder of the Class SB  Certificates,  as applicable,  of its right to purchase  the  Mortgage  Loans or on which (2) the Master  Servicer or the Holder of the  Class SB
Certificates,  as applicable,  anticipates that the Certificates  will be purchased as a result of the exercise by the Master Servicer or the Holder of the Class SB Certificates,  as applicable,  to purchase the outstanding
Certificates.  Notice of any termination,  specifying the anticipated  Final  Distribution Date (which shall be a date that would  otherwise be a  Distribution  Date) upon which the  Certificateholders  may surrender  their
Certificates  to the Trustee (if so required  by the terms  hereof) for payment of the final  distribution  and cancellation or notice of any purchase of the outstanding  Certificates,  specifying the Distribution Date upon which the Holders may surrender their  Certificates to the Trustee for payment,  shall be given promptly by the
Master  Servicer (if it is exercising the right to purchase the Mortgage  Loans or to purchase the  outstanding
Certificates),  or by the Trustee (in any other case) by letter to the  Certificateholders  (with a copy to the
Certificate  Registrar)  mailed  (or  distributed  through  the  Depository  with  respect  to  any  Book-Entry
Certificates)  not earlier  than the 15th day and not later than the 25th day of the month next  preceding  the month of such final distribution specifying:

(i)     the anticipated Final  Distribution Date upon which final payment of the Certificates is anticipated to be made upon  presentation and surrender of Certificates at the office or agency of the Trustee therein designated  where  required  pursuant to this  Agreement  or, in the case of the purchase by the Master
        Servicer or the Holder of the Class SB Certificates,  as applicable,  of the outstanding  Certificates, the Distribution Date on which such purchase is made,

(ii)    the amount of any such final payment or, in the case of the purchase of the  outstanding  Certificates, the purchase price, in either case, if known, and

(iii)   that the Record  Date  otherwise  applicable  to such  Distribution  Date is not  applicable,  and that payment will be made only upon  presentation  and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master  Servicer or the Trustee is  obligated to give notice to  Certificateholders  as required above,  it  shall  give  such  notice  to the  Certificate  Registrar  at the  time  such  notice  is  given to
Certificateholders.  In the event of a purchase of the Mortgage  Loans by the Master  Servicer or the Holder of
the Class SB Certificates,  as applicable,  the Master Servicer or the Holder of the Class SB Certificates,  as
applicable,  shall  deposit in the  Certificate  Account  before  the Final  Distribution  Date in  immediately available  funds an  amount  equal to the  purchase  price  computed  as  provided  above.  As a result  of the exercise by the Master  Servicer or the Holder of the Class SB  Certificates,  as  applicable,  of its right to purchase the  outstanding  Certificates,  the Master  Servicer or the Holder of the Class SB  Certificates,  as
applicable,  shall deposit in the Certificate  Account,  before the Distribution Date on which such purchase is to occur, in immediately  available funds, an amount equal to the purchase price for the Certificates  computed as provided  above,  and provide  notice of such deposit to the Trustee.  The Trustee shall  withdraw from such account the amount  specified in subsection (c) below and distribute such amount to the  Certificateholders  as specified  in  subsection  (c)  below.  The Master  Servicer  or the Holder of the  Class SB  Certificates,  as
applicable,  shall  provide  to the  Trustee  written  notification  of any  change  to the  anticipated  Final
Distribution  Date as soon as  practicable.  If the  Trust  Fund is not  terminated  on the  anticipated  Final
Distribution  Date,  for any  reason,  the  Trustee  shall  promptly  mail  notice  thereof  to  each  affected
Certificateholder.

(c)     Upon  presentation  and  surrender  of  the  Class A  Certificates,   Class M   Certificates,   Class B
Certificates and Class SB Certificates by the Certificateholders  thereof, the Trustee shall distribute to such
Certificateholders  (i) the amount  otherwise  distributable  on such  Distribution  Date, if not in connection with  the  Master  Servicer's  or the  Holder's  of the  Class SB  Certificates,  as  applicable,  election  to repurchase  the  Mortgage  Loans  or  the  outstanding  Class A  Certificates,  Class M  Certificates,  Class B
Certificates  and  Class SB  Certificates,  or  (ii) if the  Master  Servicer  or the  Holder  of the  Class SB
Certificates,  as  applicable,  elected  to so  repurchase  the  Mortgage  Loans  or  the  outstanding  Class A
Certificates,  Class M  Certificates,  Class B Certificates and Class SB  Certificates,  an amount equal to the price paid pursuant to  Section 9.01(a)  as follows:  first,  with respect to any optional  termination  by the
Holder of the Class SB  Certificates,  payment of any accrued and unpaid Servicing Fees and  reimbursement  for all unreimbursed  Advances and Servicing Advances,  in each case through the date of such optional termination, to the Master  Servicer,  second,  with  respect to the  Class A  Certificates,  pari  passu,  the  outstanding
Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related Interest
Accrual Period and any previously  unpaid Accrued  Certificate  Interest,  third, with respect to the Class M-1
Certificates,  the  outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related  Interest  Accrual  Period and any  previously  unpaid  Accrued  Certificate  Interest, fourth,  with respect to the Class M-2  Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued  Certificate  Interest thereon for the related  Interest Accrual Period and any previously  unpaid
Accrued Certificate Interest,  fifth, with respect to the Class M-3  Certificates,  the outstanding Certificate
Principal Balance thereof,  plus Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  sixth,  with respect to the Class M-4  Certificates, the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate  Interest,  seventh, with respect
to  the  Class M-5   Certificates,   the  outstanding  Certificate  Principal  Balance  thereof,  plus  Accrued
Certificate  Interest  thereon  for the related  Interest  Accrual  Period and any  previously  unpaid  Accrued
Certificate  Interest,  eighth,  with  respect  to the  Class M-6  Certificates,  the  outstanding  Certificate
Principal Balance thereof,  plus Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  ninth,  with respect to the Class M-7  Certificates, the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously  unpaid Accrued  Certificate  Interest,  tenth, with respect
to  the  Class M-8   Certificates,   the  outstanding  Certificate  Principal  Balance  thereof,  plus  Accrued
Certificate  Interest  thereon  for the related  Interest  Accrual  Period and any  previously  unpaid  Accrued
Certificate  Interest,  eleventh,  with respect to the  Class M-9  Certificates,  the  outstanding  Certificate
Principal Balance thereof,  plus Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest,  twelfth, with respect to the Class M-10  Certificates, the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related  Interest  Accrual Period and any previously  unpaid Accrued  Certificate  Interest,  thirteenth,  with respect to the Class B  Certificates,  the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued
Certificate  Interest  thereon  for the related  Interest  Accrual  Period and any  previously  unpaid  Accrued
Certificate Interest,  fourteenth, to the Class A Certificates,  Class M Certificates and Class B Certificates,
the amount of any Prepayment  Interest  Shortfalls  allocated  thereto for such  Distribution Date or remaining unpaid from prior  Distribution  Dates and accrued interest thereon at the applicable  Pass-Through  Rate, on a pro rata basis  based on  Prepayment  Interest  Shortfalls  allocated  thereto  for such  Distribution  Date or remaining unpaid from prior Distribution Dates,  fifteenth,  to the Swap Counterparty  (without  duplication of amounts payable to the Swap  Counterparty on such date in accordance with  Section 4.02)  any Swap  Termination
Payment  payable to the Swap  Counterparty  then remaining  unpaid or which is due to the exercise of any early termination of the Trust Fund pursuant to this Section 9.01,  and sixteenth, to the Class SB Certificates,  all remaining amounts.

(d)     In the event that any  Certificateholders  shall not surrender their Certificates for final payment and cancellation  on or before the Final  Distribution  Date,  the Master  Servicer (if it  exercised  its right to purchase the  Mortgage  Loans) or the Trustee (in any other case),  shall give a second  written  notice to the
remaining   Certificateholders  to  surrender  their  Certificates  for  cancellation  and  receive  the  final distribution  with respect  thereto.  If within six months after the second  notice any  Certificate  shall not have been  surrendered for  cancellation,  the Trustee shall take  appropriate  steps as directed by the Master
Servicer to contact the remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of maintaining the Certificate Account and of contacting  Certificateholders  shall be paid out of the assets  which  remain in the  Certificate  Account.  If within  nine  months  after the  second  notice any
Certificates  shall not have been  surrendered for  cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the holders thereof and the Master  Servicer shall  thereafter hold such amounts until  distributed  to such Holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount  held in the  Certificate  Account or by the  Master  Servicer  as a result of such  Certificateholder's failure to surrender its  Certificate(s)  for final payment  thereof in accordance with this  Section 9.01  and the Certificateholders shall look only to the Master Servicer for such payment.

(e)     If any  Certificateholders  do not surrender their  Certificates on or before the Distribution  Date on which a  purchase  of the  outstanding  Certificates  is to be made,  the Master  Servicer  shall give a second written notice to such  Certificateholders  to surrender their  Certificates  for payment of the purchase price therefor.  If within six months after the second notice any  Certificate  shall not have been  surrendered  for cancellation,  the Trustee  shall take  appropriate  steps as  directed  by the Master  Servicer to contact the
Holders  of  such  Certificates  concerning  surrender  of  their  Certificates.  The  costs  and  expenses  of maintaining  the  Certificate  Account  and of  contacting  Certificateholders  shall be paid out of the assets which  remain in the  Certificate  Account.  If within nine  months  after the second  notice any  Certificates shall not have been  surrendered for cancellation in accordance with this  Section 9.01,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the Holders thereof and shall have no further  obligation or liability  therefor and the Master  Servicer shall  thereafter  hold such amounts until  distributed to such
Holders.  No  interest  shall  accrue  or be  payable  to any  Certificateholder  on  any  amount  held  in the
Certificate  Account or by the Master  Servicer as a result of such  Certificateholder's  failure to  surrender its Certificate(s)  for payment in accordance with this  Section 9.01.  Any Certificate that is not surrendered on the Distribution  Date on which a purchase  pursuant to this  Section 9.01  occurs as provided above will be deemed to have been  purchased and the Holder as of such date will have no rights with respect  thereto  except to receive the purchase price therefor minus any costs and expenses  associated with such  Certificate  Account and  notices  allocated  thereto.  Any  Certificates  so  purchased  or deemed to have been  purchased  on such
Distribution  Date shall  remain  outstanding  hereunder.  The Master  Servicer  shall be for all  purposes the
Holder thereof as of such date.

(f)     With respect to the first possible  Optional  Termination Date, the Master Servicer shall have the sole option  to  exercise  the  purchase  options  described  in  Section 9.01(a)  and the  Holder  of the  Class SB
Certificates  shall have no claim thereto.  If, however,  the Master Servicer elects not to exercise one of its options to purchase pursuant to Section 9.01(a)  with respect to the first possible Optional  Termination Date, the Holder of the Class SB  Certificates  shall have the sole option to exercise the purchase options described in  Section 9.01(a)  on the second  possible  Optional  Termination  Date and the Master Servicer shall have no claim  thereto.  If the Holder of the  Class SB  Certificates  elects  not to  exercise  one of its  options to purchase pursuant to  Section 9.01(a)  with respect to the second possible Optional  Termination Date, it shall lose such right and have no claim to exercise any purchase  options pursuant to this  Section 9.01  thereafter.
Beginning with the third possible  Optional  Termination  Date and thereafter,  the Master Servicer shall again have the sole option to exercise the purchase options described in Section 9.01(a).

Section 9.02.  Additional Termination Requirements.

(a)     Any  REMIC  hereunder,  as the case may be,  shall  be  terminated  in  accordance  with the  following additional  requirements,  unless  (subject  to  Section 10.01(f))  the Trustee  and the Master  Servicer  have received  an Opinion of Counsel  (which  Opinion  of  Counsel  shall not be an expense of the  Trustee)  to the effect that the failure of any REMIC created  hereunder as the case may be, to comply with the  requirements of this  Section 9.02  will  not  (i)  result  in the  imposition  on the  Trust  Fund  of  taxes  on  "prohibited transactions,"  as described in Section 860F of the Code, or (ii) cause any REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)     The Master Servicer shall establish a 90-day liquidation period for REMIC I,  REMIC II or REMIC III, as applicable,  and any other related  terminating  REMICs,  and specify the first day of such period in a statement  attached to  REMIC I's,  REMIC II's or  REMIC III's,  as  applicable,  and any other related terminating  REMICs',  final Tax Return pursuant to Treasury Regulations  Section 1.860F-1.  The Master
        Servicer also shall satisfy all of the  requirements  of a qualified  liquidation  for each of REMIC I,
        REMIC II and REMIC III under Section 860F of the Code and the regulations thereunder;

(ii)    The Master  Servicer shall notify the Trustee at the  commencement  of such 90-day  liquidation  period and, at or prior to the time of making of the final  payment on the  Certificates,  the  Trustee  shall sell or otherwise  dispose of all of the remaining assets of the liquidating  REMICs in accordance with the terms hereof; and

(iii)   If the Master  Servicer is  exercising  its right to purchase the assets of the Trust Fund,  the Master
        Servicer shall,  during the 90-day  liquidation  period and at or prior to the Final Distribution Date, purchase all of the assets of the liquidating REMICs for cash.

(b)     Each Holder of a  Certificate  and the Trustee  hereby  irrevocably  approves  and  appoints the Master
Servicer  as its  attorney-in-fact  to adopt a plan of  complete  liquidation  for any REMIC  hereunder  at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

ARTICLE X

                                               REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC  Administrator  shall make an election to treat all REMICs created hereunder as a REMIC under the Code and,  if  necessary,  under  applicable  state law.  Each such  election  will be made on Form 1066 or other appropriate  federal tax or information  return (including Form 8811) or any appropriate state return for the  taxable  year  ending on the last day of the  calendar  year in which the  Certificates  are  issued.  The
REMIC I Regular Interests shall be designated as the "regular  interests" and the Class R-I Certificates  shall be designated as the sole Class of  "residual  interests" in the REMIC I.  The REMIC II Regular Interests shall be  designated  as the "regular  interests"  and the Class R-II  Certificates  shall be  designated as the sole
Class of  "residual  interests" in the REMIC II.  The REMIC III  Regular  Interests  shall be designated as the
"regular  interests"  and the Class R-III  Certificates  shall be  designated  as the sole  Class of  "residual interests"  in the  REMIC III.  The REMIC  Administrator  and the Trustee  shall not permit the creation of any
"interests"  (within the meaning of Section 860G of the Code) in REMIC I,  REMIC II or REMIC III other than the
REMIC I Regular Interests, the REMIC II Regular Interests, REMIC III Regular Interest IO and the Certificates.

(b)     The Closing Date is hereby  designated as the "startup day" of each of REMIC created  hereunder  within the meaning of Section 860G(a)(9) of the Code (the "Startup Date").

(c)     The REMIC  Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage
Interest of the Class R  Certificates  in each REMIC and shall be designated  as the "tax matters  person" with respect to each REMIC in the manner  provided  under  Treasury  regulations  Section 1.860F-4(d)  and  Treasury regulations  Section 301.6231(a)(7)-1.  The  REMIC  Administrator,  as tax  matters  person,  shall  (i) act on behalf of each REMIC in relation to any tax matter or  controversy  involving the Trust Fund and (ii) represent the Trust  Fund in any  administrative  or  judicial  proceeding  relating  to an  examination  or audit by any governmental  taxing  authority  with  respect  thereto.  The  legal  expenses,  including  without  limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability  resulting  therefrom shall be expenses of the Trust Fund and the REMIC  Administrator  shall be entitled to reimbursement  therefor out of amounts  attributable  to the Mortgage  Loans on deposit in the Custodial  Account as provided by  Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC  Administrator's  willful misfeasance, bad faith or gross negligence.  If the REMIC Administrator is no longer the Master Servicer  hereunder,  at its option the REMIC  Administrator  may continue its duties as REMIC  Administrator  and shall be paid  reasonable compensation  not to exceed $3,000 per year by any  successor  Master  Servicer  hereunder for so acting as the
REMIC Administrator.

(d)     The  REMIC  Administrator  shall  prepare  or  cause  to be  prepared  all of the Tax  Returns  that it determines are required with respect to the REMICs  created  hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee  shall sign and file such Tax Returns in a timely  manner.  The  expenses of  preparing  such  returns  shall be borne by the REMIC  Administrator  without  any  right of  reimbursement therefor.  The REMIC  Administrator  agrees to indemnify  and hold harmless the Trustee with respect to any tax or liability  arising from the Trustee's  signing of Tax Returns that contain errors or omissions.  The Trustee and  Master  Servicer  shall  promptly  provide  the REMIC  Administrator  with such  information  as the REMIC
Administrator  may from time to time  request for the purpose of enabling  the REMIC  Administrator  to prepare
Tax Returns.

(e)     The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such information as is  necessary  for the  application  of any tax  relating to the  transfer of a Class R  Certificate  to any
Person  who is  not a  Permitted  Transferee,  (ii)  to the  Trustee  and  the  Trustee  shall  forward  to the
Certificateholders  such information or reports as are required by the Code or the REMIC  Provisions  including reports  relating to interest,  original  issue  discount,  if any, and market  discount or premium  (using the
Prepayment  Assumption)  and (iii) to the  Internal  Revenue  Service the name,  title,  address and  telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)     The Master  Servicer  and the REMIC  Administrator  shall take such  actions and shall cause each REMIC created  hereunder  to  take  such  actions  as are  reasonably  within  the  Master  Servicer's  or the  REMIC
Administrator's  control and the scope of its duties more  specifically  set forth herein as shall be necessary or  desirable  to maintain  the status  thereof as a REMIC under the REMIC  Provisions  (and the Trustee  shall assist the Master  Servicer  and the REMIC  Administrator,  to the extent  reasonably  requested  by the Master
Servicer and the REMIC  Administrator  to do so). In  performing  their duties as more  specifically  set forth herein, the Master Servicer and the REMIC  Administrator  shall not knowingly or intentionally take any action, cause the Trust Fund to take any  action or fail to take (or fail to cause to be taken)  any action  reasonably within their respective  control and the scope of duties more  specifically  set forth herein,  that, under the
REMIC  Provisions,  if  taken  or not  taken,  as the  case  may  be,  could  (i) endanger  the  status  of any
REMIC created  hereunder as a REMIC or (ii) result in the imposition of a tax upon any REMIC created  hereunder
(including but not limited to the tax on prohibited  transactions as defined in  Section 860F(a)(2) of the Code
(except as provided in Section 2.04)  and the tax on contributions to a REMIC set forth in  Section 860G(d)  of the Code)  (either such event,  in the absence of an Opinion of Counsel or the  indemnification  referred to in this  sentence,  an  "Adverse  REMIC  Event")  unless  the  Master  Servicer  or the  REMIC  Administrator,  as
applicable,  has  received an Opinion of Counsel  (at the expense of the party  seeking to take such action or, if such party fails to pay such expense,  and the Master  Servicer or the REMIC  Administrator,  as applicable, determines  that taking such action is in the best  interest of the Trust Fund and the  Certificateholders,  at the expense of the Trust Fund, but in no event at the expense of the Master Servicer,  the REMIC  Administrator or the  Trustee) to the effect that the  contemplated  action will not,  with respect to the Trust Fund created hereunder,  endanger  such  status or,  unless the  Master  Servicer  or the REMIC  Administrator  or both,  as applicable,  determine in its or their sole  discretion to indemnify  the Trust Fund against the  imposition of such a tax,  result in the imposition of such a tax.  Wherever in this Agreement a contemplated  action may not be taken  because the timing of such action might result in the  imposition  of a tax on the Trust Fund, or may only be taken  pursuant  to an Opinion of Counsel  that such  action  would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity  given in the preceding  sentence with respect to any taxes that might be  imposed  on the Trust Fund has been given and that all other  preconditions  to the taking of such action have been  satisfied.  The Trustee shall not take or fail to take any action  (whether or not  authorized  hereunder) as to which the Master  Servicer or the REMIC  Administrator,  as  applicable,  has advised it in writing  that it has  received  an Opinion of Counsel to the effect  that an Adverse  REMIC Event could  occur with  respect to such action or  inaction,  as the case may be. In  addition,  prior to taking any action  with  respect to the Trust Fund or its assets,  or causing the Trust Fund to take any action,  which is not expressly  permitted under the terms of this Agreement,  the Trustee shall consult with the Master Servicer or the REMIC Administrator,  as applicable,  or its designee,  in writing,  with respect to whether such action could cause an Adverse  REMIC Event to occur with respect to the Trust Fund and the Trustee  shall not take any such  action or cause the Trust  Fund to take any such  action  as to which the  Master  Servicer  or the REMIC
Administrator,  as  applicable,  has advised it in writing that an Adverse REMIC Event could occur.  The Master
Servicer or the REMIC Administrator,  as applicable,  may consult with counsel to make such written advice, and the cost of same  shall be borne by the party  seeking  to take the  action  not  expressly  permitted  by this
Agreement,  but in no event at the expense of the Master Servicer or the REMIC  Administrator.  At all times as may be required  by the Code,  the Master  Servicer  or the REMIC  Administrator,  as  applicable,  will to the extent  within  its  control  and the  scope  of its  duties  more  specifically  set  forth  herein,  maintain substantially all of the assets of the REMIC as "qualified  mortgages" as defined in  Section 860G(a)(3) of the
Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)     In the event that any tax is imposed on  "prohibited  transactions"  of any REMIC created  hereunder as defined in  Section 860F(a)(2)  of the Code, on "net income from foreclosure  property" of any REMIC as defined in  Section 860G(c)  of the Code, on any contributions to any REMIC after the Startup Date therefor pursuant to
Section 860G(d)  of the Code,  or any other tax imposed by the Code or any  applicable  provisions  of state or local tax laws,  such tax shall be  charged  (i) to the Master  Servicer,  if such tax arises out of or results from a breach by the  Master  Servicer  in its role as Master  Servicer  or REMIC  Administrator  of any of its
obligations  under this  Agreement or the Master  Servicer has in its sole  discretion  determined to indemnify the Trust Fund  against such tax,  (ii) to the  Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this Article X, or  (iii) otherwise  against amounts on deposit in
the  Custodial   Account  as  provided  by  Section 3.10  and  on  the  Distribution   Date(s)  following  such
reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued  Certificate  Interest on each  Class  entitled  thereto  in the same  manner  as if such  taxes  constituted  a  Prepayment  Interest
Shortfall.

(h)     The Trustee and the Master Servicer shall, for federal income tax purposes,  maintain books and records with respect to each REMIC on a calendar  year and on an accrual  basis or as otherwise  may be required by the
REMIC Provisions.

(i)     Following the Startup Date,  neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless  (subject to  Section 10.01(f))  the Master  Servicer and the Trustee  shall have received an Opinion of Counsel (at the expense of the party  seeking to make such  contribution)  to the effect that the  inclusion of such assets in any REMIC will not cause any  REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or subject any such REMIC to any tax under the
REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)     Neither  the Master  Servicer  nor the  Trustee  shall  (subject  to  Section 10.01(f))  enter into any arrangement  by which any  REMIC created  hereunder will receive a fee or other  compensation  for services nor permit any  REMIC created  hereunder  to receive any income from assets  other than  "qualified  mortgages"  as defined in  Section 860G(a)(3)  of the Code or "permitted  investments" as defined in Section 860G(a)(5) of the
Code.

(k)     Solely for purposes of  Section 1.860G-1(a)(4)(iii)  of the Treasury Regulations,  the "latest possible maturity date" by which the principal  balance of each regular  interest in each REMIC would be reduced to zero is June 25,  2036,  which is the  Distribution  Date in the month  following the last scheduled  payment on any
Mortgage Loan.

(l)     Within  30 days  after the  Closing  Date,  the REMIC  Administrator  shall  prepare  and file with the
Internal Revenue Service Form 8811,  "Information  Return for Real Estate Mortgage  Investment Conduits (REMIC)
and Issuers of Collateralized Debt Obligations" for the Trust Fund.

(m)     Neither  the Trustee  nor the Master  Servicer  shall  sell,  dispose of or  substitute  for any of the
Mortgage  Loans (except in  connection  with (i) the default,  imminent  default or  foreclosure  of a Mortgage
Loan,  including but not limited to, the acquisition or sale of a Mortgaged  Property  acquired by deed in lieu of  foreclosure,  (ii) the  bankruptcy  of the Trust  Fund,  (iii) the  termination  of any REMIC  pursuant  to
Article IX  of this  Agreement  or (iv) a purchase of Mortgage  Loans  pursuant  to  Article II  or III of this
Agreement) or acquire any assets for any REMIC or sell or dispose of any  investments in the Custodial  Account or the  Certificate  Account for gain, or accept any  contributions  to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale,  disposition,  substitution  or acquisition  will not (a)
affect  adversely the status of any  REMIC created  hereunder as a REMIC or (b) unless the Master  Servicer has determined in its sole  discretion to indemnify the Trust Fund against such tax,  cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)     The Trustee agrees to indemnify the Trust Fund, the Depositor,  the REMIC  Administrator and the Master
Servicer for any taxes and costs including,  without  limitation,  any reasonable  attorneys fees imposed on or incurred by the Trust Fund,  the  Depositor or the Master  Servicer,  as a result of a breach of the  Trustee's covenants set forth in  Article VIII  or this  Article X.  In the event that  Residential  Funding is no longer the Master  Servicer,  the Trustee  shall  indemnify  Residential  Funding  for any taxes and costs  including, without  limitation,  any reasonable  attorneys fees imposed on or incurred by Residential  Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)     The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor,  the Master Servicer and the
Trustee for any taxes and costs (including,  without limitation,  any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor,  the Master Servicer or the Trustee,  as a result of a breach of the
REMIC  Administrator's  covenants  set  forth in this  Article X  with  respect  to  compliance  with the REMIC
Provisions,  including without  limitation,  any penalties arising from the Trustee's  execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions;  provided,  however,  that such liability will not be imposed to the extent such breach is a result of an error or  omission in  information  provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c)     The Master Servicer agrees to indemnify the Trust Fund, the Depositor,  the REMIC Administrator and the
Trustee for any taxes and costs (including,  without limitation,  any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor,  the REMIC  Administrator or the Trustee, as a result of a breach of the Master  Servicer's  covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions,  including without limitation,  any penalties arising from the Trustee's execution of Tax
Returns prepared by the Master Servicer that contain errors or omissions.
ARTICLE XI

                                           MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This  Agreement  or any  Custodial  Agreement  may be amended from time to time by the  Depositor,  the
Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions  herein or therein,  which may be  inconsistent  with any other provisions herein or therein or to correct any error,

(iii)   to modify,  eliminate or add to any of its provisions to such extent as shall be necessary or desirable to  maintain  the  qualification  of any  REMIC created  hereunder  as a REMIC  at all  times  that any
        Certificate  is  outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust
        Fund pursuant to the Code that would be a claim  against the Trust Fund,  provided that the Trustee has received  an Opinion of  Counsel to the effect  that  (A) such  action is  necessary  or  desirable  to maintain such  qualification or to avoid or minimize the risk of the imposition of any such tax and (B)
        such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)    to change the timing and/or nature of deposits into the Custodial  Account or the  Certificate  Account or to change the name in which the Custodial  Account is maintained,  provided that (A) the Certificate
        Account  Deposit Date shall in no event be later than the related  Distribution  Date,  (B) such change shall not,  as  evidenced  by an Opinion of  Counsel,  adversely  affect in any  material  respect  the interests  of any  Certificateholder  and (C) such change shall not result in a reduction of the rating assigned  to any  Class of  Certificates  below the  lower of the  then-current  rating  or the  rating assigned to such  Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v)     to  modify,  eliminate  or add to the  provisions  of  Section 5.02(f)  or any other  provision  hereof restricting  transfer of the Class R  Certificates by virtue of their being the "residual interests" in the Trust Fund  provided  that (A) such change shall not result in reduction of the rating  assigned to any such Class of  Certificates  below the lower of the  then-current  rating or the rating assigned to such  Certificates  as of the Closing  Date,  as evidenced by a letter from each Rating  Agency to such effect,  and (B) such change  shall not  (subject to  Section 10.01(f)),  as evidenced by an Opinion of
        Counsel (at the expense of the party  seeking so to modify,  eliminate or add such  provisions),  cause the Trust Fund or any of the Certificateholders  (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

(vi)    to make any other provisions with respect to matters or questions  arising under this Agreement or such
        Custodial  Agreement which shall not be materially  inconsistent with the provisions of this Agreement, provided  that such action shall not, as evidenced  by an Opinion of Counsel,  adversely  affect in any material  respect  the  interests  of  any  Certificateholder  and is  authorized  or  permitted  under
        Section 11.01.

(b)     This Agreement or any Custodial  Agreement may also be amended from time to time by the Depositor,  the
Master Servicer,  the Trustee and the Holders of Certificates  evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of  Certificates with a Certificate  Principal Balance greater than zero affected  thereby for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the provisions of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the
Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)     reduce in any  manner  the  amount  of, or delay the  timing  of,  payments  which are  required  to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)    adversely  affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of  Certificates  of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

(iii)   reduce the aforesaid  percentage  of  Certificates  of any  Class the  Holders of which are required to consent to any such amendment,  in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding  any  contrary  provision  of this  Agreement,  the  Trustee  shall not  consent to any amendment to this  Agreement  unless it shall have first  received an Opinion of Counsel (at the expense of the party  seeking such  amendment)  to the effect that such  amendment or the exercise of any power granted to the
Master  Servicer,  the  Depositor  or the  Trustee in  accordance  with such  amendment  will not result in the imposition  of a federal  tax on the Trust Fund or cause any  REMIC created  hereunder  to fail to qualify as a
REMIC  at any  time  that  any  Certificate  is  outstanding;  provided,  that if the  indemnity  described  in
Section 10.01(f)  with respect to any taxes that might be imposed on the Trust Fund has been given, the Trustee shall not  require  the  delivery  to it of the  Opinion of Counsel  described  in this  Section 11.01(c).  The
Trustee may but shall not be obligated to enter into any amendment  pursuant to this  Section that  affects its rights,  duties and immunities and this Agreement or otherwise;  provided,  however,  such consent shall not be unreasonably withheld.

(d)     Promptly after the execution of any such amendment the Trustee shall furnish  written  notification  of the  substance  of such  amendment  to each  Certificateholder.  It shall not be  necessary  for the consent of
Certificateholders  under this Section 11.01 to approve the particular form of any proposed  amendment,  but it shall be  sufficient  if such  consent  shall  approve the  substance  thereof.  The manner of  obtaining  such consents and of evidencing the  authorization of the execution thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)     The Depositor shall have the option,  in its sole discretion,  to obtain and deliver to the Trustee any corporate  guaranty,  payment  obligation,  irrevocable  letter of credit,  surety  bond,  insurance  policy or similar  instrument or a reserve fund, or any  combination of the foregoing,  for the purpose of protecting the
Holders  of the  Class SB  Certificates  against  any or all  Realized  Losses  or other  shortfalls.  Any such instrument or fund shall be held by the Trustee for the benefit of the Class SB  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included  in any REMIC.  To the extent  that any such  instrument or fund  constitutes a reserve fund for federal  income tax purposes,  (i) any reserve fund so established  shall be an outside reserve fund and not an asset of such REMIC,  (ii) any such reserve fund shall be owned by the  Depositor,  and (iii)  amounts  transferred  by such REMIC to any such  reserve  fund shall be treated as amounts  distributed  by such REMIC to the  Depositor  or any  successor,  all within the meaning of
Treasury  regulations  Section 1.860G-2(h)  in effect as of the Cut-off Date. In connection  with the provision of any such instrument or fund, this Agreement and any provision  hereof may be modified,  added to, deleted or otherwise  amended in any manner that is related or incidental to such instrument or fund or the  establishment or  administration  thereof,  such amendment to be made by written  instrument  executed or consented to by the
Depositor  and such related  insurer but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being  required  unless any such  amendment  would impose any additional obligation on, or otherwise  adversely affect the interests of the  Certificateholders,  the Master Servicer or
the Trustee,  as  applicable;  provided that the Depositor  obtains an Opinion of Counsel (which need not be an opinion of  Independent  counsel) to the effect that any such  amendment  will not cause (a) any federal tax to be  imposed  on the  Trust  Fund,  including  without  limitation,  any  federal  tax  imposed  on  "prohibited transactions"  under  Section 860F(a)(1)  of the  Code or on  "contributions  after  the  startup  date"  under
Section 860G(d)(1)  of the Code and (b) any  REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificate is  outstanding.  In the event that the Depositor  elects to provide such coverage in the form of a limited  guaranty  provided by General Motors  Acceptance  Corporation,  the Depositor may elect that the text of such amendment to this Agreement  shall be  substantially  in the form attached hereto as Exhibit K
(in which case  Residential  Funding's  Subordinate  Certificate  Loss  Obligation as described in such exhibit shall be established by Residential  Funding's  consent to such amendment) and that the limited  guaranty shall be executed in the form  attached  hereto as  Exhibit L,  with such changes as the  Depositor  shall deem to be appropriate;  it being  understood  that the Trustee has  reviewed  and  approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

(f)     Notwithstanding  anything to the  contrary  set forth in Sections  11.01 (b),  (c),  (d),  and (e), any amendment  of  Sections  4.02(c)(x)  and  4.10  of  this  Agreement  shall  require  the  consent  of the  Swap
Counterparty as a third-party beneficiary of Sections 4.02(c)(x) and 4.10 of this Agreement.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent  permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are situated,  and in any other appropriate public recording office or elsewhere,  such  recordation  to be effected by the Master  Servicer and at its expense on direction by the Trustee  (pursuant to the request of the Holders of Certificates  entitled to at least 25% of the Voting
Rights),  but only upon  direction  accompanied  by an Opinion of Counsel to the effect  that such  recordation materially and beneficially affects the interests of the Certificateholders.

(b)     For the purpose of  facilitating  the  recordation of this  Agreement as herein  provided and for other purposes,  this  Agreement  may be  executed  simultaneously  in any  number  of  counterparts,  each of  which counterparts  shall be deemed to be an original,  and such  counterparts  shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity of any  Certificateholder  shall not operate to terminate this Agreement or the
Trust Fund, nor entitle such  Certificateholder's  legal  representatives or heirs to claim an accounting or to take any action or  proceeding  in any court for a  partition  or winding up of the Trust Fund,  nor  otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b)     No  Certificateholder  shall have any right to vote  (except as  expressly  provided  herein) or in any manner  otherwise  control the operation and  management of the Trust Fund, or the  obligations  of the parties hereto,  nor shall anything  herein set forth, or contained in the terms of the  Certificates,  be construed so as to constitute the Certificateholders  from time to time as partners or members of an association;  nor shall any  Certificateholder  be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)     No  Certificateholder  shall have any right by virtue of any  provision of this  Agreement to institute any suit,  action or  proceeding  in equity or at law upon or under or with respect to this  Agreement,  unless such  Holder  previously  shall have given to the Trustee a written  notice of default  and of the  continuance thereof, as hereinbefore  provided,  and unless also the Holders of Certificates of any Class evidencing in the aggregate  not less than 25% of the  related  Percentage  Interests  of such  Class,  shall  have made  written request upon the Trustee to institute  such action,  suit or  proceeding  in its own name as Trustee  hereunder and shall have offered to the Trustee such reasonable  indemnity as it may require against the costs,  expenses and  liabilities  to be incurred  therein or thereby,  and the Trustee,  for 60 days  after its receipt of such notice,  request and offer of indemnity,  shall have neglected or refused to institute any such action, suit or proceeding it being  understood and intended,  and being expressly  covenanted by each  Certificateholder  with every other  Certificateholder  and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner  whatever  by virtue of any  provision  of this  Agreement  to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain  priority over or  preference to any other such Holder,  or to enforce any right under this Agreement,  except in the manner herein provided and for the common benefit of  Certificateholders of such
Class or  all  Classes,  as the case may be. For the  protection  and  enforcement  of the  provisions  of this
Section 11.03,  each and every  Certificateholder  and the  Trustee  shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the  Certificates  shall be governed by and construed in accordance with the laws of the State of New York,  without regard to the conflict of law principles  thereof,  other than Sections  5-1401 and 5-1402 of the New York General  Obligations  Law, and the  obligations,  rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        All demands and  notices  hereunder  shall be in writing and shall be deemed to have been duly given if personally  delivered  at or mailed by  registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when  received),  to (a) in the case of the Depositor,  8400
Normandale Lake Boulevard,  Suite 250,  Minneapolis,  Minnesota  55437,  Attention: President  (RASC),  or such other  address  as may  hereafter  be  furnished  to the  Master  Servicer  and the  Trustee  in writing by the
Depositor;  (b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank,  California 91504-3120,
Attention:  Bond  Administration  or such other address as may be hereafter  furnished to the Depositor and the
Trustee by the Master Servicer in writing;  (c) in the case of the Trustee,  the Corporate Trust Office or such other  address as may  hereafter  be  furnished  to the  Depositor  and the Master  Servicer  in writing by the
Trustee;  (d) in the case of  Standard  &  Poor's,  55 Water  Street,  New  York,  New York  10041;  Attention:
Mortgage  Surveillance  or such other  address as may be  hereafter  furnished  to the  Depositor,  Trustee and
Master Servicer by Standard & Poor's;  (e) in the case of Moody's,  99 Church Street, New York, New York 10007,
Attention:  ABS Monitoring  Department,  or such other address as may be hereafter  furnished to the Depositor, the Trustee and the Master  Servicer in writing by Moody's,  (f) in the case of the Credit Risk  Manager,  1700
Lincoln Street,  Suite 1600, Denver,  Colorado 80203,  Attention:  General Counsel or such other address as may hereafter be  furnished  to the  Depositor  and the Master  Servicer in writing by the Trustee,  and (g) in the case of the Swap  Counterparty,  Bear Stearns Financial  Products Inc., 383 Madison Avenue,  New York, New York
10179,  or such other  address as may be  hereafter  furnished  to the  Depositor,  the  Trustee and the Master
Servicer  in  writing  by  the  Swap  Counterparty.  Any  notice  required  or  permitted  to  be  mailed  to a
Certificateholder  shall be given by first class mail, postage prepaid,  at the address of such holder as shown in the  Certificate  Register.  Any notice so mailed  within the time  prescribed  in this  Agreement  shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06. Notices to Rating Agencies.
        The Depositor,  the Master Servicer or the Trustee, as applicable,  shall notify each Rating Agency and each  Subservicer  at such time as it is otherwise  required  pursuant to this  Agreement to give notice of the occurrence  of, any of the events  described  in clause (a),  (b),  (c),  (d),  (g),  (h),  (i) or (j) below or provide a copy to each Rating Agency and each  Subservicer  at such time as otherwise  required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     the  termination or appointment of a successor  Master  Servicer or Trustee or a change in the majority ownership of the Trustee,

(d)     the filing of any claim under the Master Servicer's  blanket fidelity bond and the errors and omissions insurance  policy  required by  Section 3.12  or the  cancellation  or  modification of coverage under any such instrument,

(e)     the  statement  required to be  delivered  to the  Holders of each  Class of  Certificates  pursuant to
Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     a change in the location of the Custodial Account or the Certificate Account,

(h)     the  occurrence  of any  monthly  cash flow  shortfall  to the  Holders  of any  Class of  Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the  repurchase of or  substitution  for any Mortgage  Loan,  provided,  however,  that with respect to notice of the occurrence of the events  described in clauses (d), (g) or (h) above,  the Master  Servicer shall provide  prompt  written  notice to each  Rating  Agency and each  Subservicer  of any such event  known to the
Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants,  agreements,  provisions or terms of this  Agreement  shall be for any reason  whatsoever  held  invalid,  then such  covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This  Agreement  may be  supplemented  by  means  of  the  addition  of a  separate  Article hereto  (a
"Supplemental  Article") for the purpose of resecuritizing any of the Certificates issued hereunder,  under the following  circumstances.  With  respect to any  Class or  Classes of  Certificates  issued  hereunder,  or any portion of any such Class,  as to which the  Depositor or any of its  Affiliates  (or any designee  thereof) is the  registered  Holder (the  "Resecuritized  Certificates"),  the  Depositor  may deposit  such  Resecuritized
Certificates into a new REMIC, grantor trust or custodial  arrangement  (a "Restructuring  Vehicle") to be held by the Trustee pursuant to a Supplemental  Article.  The instrument  adopting such  Supplemental  Article shall be executed by the Depositor,  the Master Servicer and the Trustee;  provided, that neither the Master Servicer nor the Trustee shall  withhold their consent  thereto if their  respective  interests  would not be materially adversely  affected  thereby.  To the  extent  that the  terms of the  Supplemental  Article do  not in any way affect  any  provisions  of this  Agreement  as to any of the  Certificates  initially  issued  hereunder,  the
adoption  of  the  Supplemental   Article shall   not  constitute  an  "amendment"  of  this  Agreement.   Each
Supplemental  Article shall  set forth all necessary  provisions  relating to the holding of the  Resecuritized
Certificates by the Trustee,  the  establishment of the Restructuring  Vehicle,  the issuing of various classes of new  certificates  by the  Restructuring  Vehicle and the  distributions  to be made thereon,  and any other provisions  necessary to the purposes  thereof.  In connection with each  Supplemental  Article,  the Depositor shall  deliver to the  Trustee an Opinion of  Counsel to the effect  that (i) the  Restructuring  Vehicle  will qualify as a REMIC,  grantor trust or other entity not subject to taxation for federal  income tax purposes and
(ii) the adoption of the Supplemental  Article will not endanger the status of any  REMIC created  hereunder as a REMIC or result in the  imposition  of a tax upon the Trust  Fund  (including  but not  limited to the tax on prohibited  transaction as defined in  Section 860F(a)(2)  of the Code and the tax on  contributions to a REMIC as set forth in Section 860G(d) of the Code.

Section 11.09. Third-Party Beneficiary.

        The Swap  Counterparty is an express  third-party  beneficiary of Sections  4.02(c)(x) and 4.10 of this
Agreement,  and shall  have the  right to  enforce  the  provisions  of  Sections  4.02(c)(x)  and 4.10 of this
Agreement as if it were a party hereto.

Section 11.10. Tax Treatment.

        Each party to this  Agreement  and each  holder of a  Certificate  by it  acceptance  of its  ownership interest in such Certificate,  hereby agrees to treat the payment made and received  hereunder and any payments received  with  respect  to any  Certificate  for  federal  income  tax  purposes  consistently  with the REMIC structure,  the Swap  Agreement  and the SB-AM Swap  Agreement as set forth herein or  incorporated  herein and with the deemed payments made with respect thereto as set forth herein.

ARTICLE XII

                                         COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of Parties; Reasonableness.

        The  Depositor,  the Trustee  and the Master  Servicer  acknowledge  and agree that the purpose of this
Article XII is to facilitate  compliance  by the Depositor  with the  provisions of  Regulation AB  and related rules and  regulations of the  Commission.  The Depositor  shall not exercise its right to request  delivery of information or other  performance  under these  provisions other than in good faith, or for purposes other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the  Securities  Act and the  Exchange  Act.  Each of the Master  Servicer  and the Trustee  acknowledges  that interpretations  of the  requirements  of  Regulation AB  may change  over time,  whether  due to  interpretive guidance  provided  by the  Commission  or its  staff,  consensus  among  participants  in the  mortgage-backed securities markets,  advice of counsel, or otherwise,  and agrees to comply with requests made by the Depositor in good faith for delivery of information  under these provisions on the basis of evolving  interpretations  of
Regulation AB.  Each of the Master  Servicer and the Trustee shall  cooperate  reasonably with the Depositor to deliver to the Depositor  (including any of its assignees or designees),  any and all  disclosure,  statements,
reports,  certifications,   records  and  any  other  information  necessary  in  the  reasonable,  good  faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 12.02. Additional Representations and Warranties of the Trustee.

(a)     The Trustee  shall be deemed to  represent  to the  Depositor as of the date hereof and on each date on which  information  is  provided to the  Depositor  under  Sections  12.01,  12.02(b) or 12.03 that,  except as disclosed  in writing to the  Depositor  prior to such date:  (i) it is not aware and has not  received  notice that any  default,  early  amortization  or other  performance  triggering  event has  occurred as to any other
Securitization  Transaction  due to any  default of the  Trustee;  (ii)  there are no aspects of its  financial condition that could have a material adverse effect on the performance by it of its trustee  obligations  under this  Agreement  or any other  Securitization  Transaction  as to which it is the  trustee;  (iii) there are no material  legal or  governmental  proceedings  pending (or known to be  contemplated)  against it that would be material to  Certificateholders;  (iv) there are no relationships or transactions  relating to the Trustee with respect to the Depositor or any sponsor, issuing entity, servicer,  trustee,  originator,  significant obligor, enhancement or support provider or other material  transaction  party (as such terms are used in Regulation AB)
relating to the  Securitization  Transaction  contemplated by the Agreement,  as identified by the Depositor to the Trustee in writing as of the Closing  Date (each,  a  "Transaction  Party")  that are outside the  ordinary course of business or on terms other than would be obtained in an arm's  length  transaction  with an unrelated third party, apart from the Securitization  Transaction,  and that are material to the investors' understanding of the  Certificates;  and (v) the Trustee is not an affiliate of any  Transaction  Party.  The Depositor shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b)     If so requested by the  Depositor on any date  following the Closing Date,  the Trustee  shall,  within five  Business  Days  following  such  request,  confirm in writing  the  accuracy of the  representations  and warranties  set forth in  paragraph  (a) of this  Section or,  if any such  representation  and warranty is not accurate as of the date of such confirmation,  provide the pertinent facts, in writing,  to the Depositor.  Any such request from the Depositor shall not be given more than once each calendar  quarter,  unless the Depositor shall have a reasonable  basis for a determination  that any of the  representations  and warranties may not be accurate.

Section 12.03. Information to be Provided by the Trustee.

        For so long as the  Certificates  are  outstanding,  for the  purpose  of  satisfying  the  Depositor's reporting  obligation  under the  Exchange  Act with respect to any class of  Certificates,  the Trustee  shall provide to the Depositor a written  description  of (a) any  litigation  or  governmental  proceedings  pending against the  Trustee as of the last day of each  calendar  month that would be material to  Certificateholders, and (b) any affiliations or relationships (as described in Item 1119 of  Regulation AB)  that develop following the Closing Date between the Trustee and any  Transaction  Party of the type described in  Section 12.02(a)(iv)
or  12.02(a)(v)  as of the last day of each  calendar  year.  Any  descriptions  required with respect to legal proceedings,  as well as updates to previously provided  descriptions,  under this Section 12.03 shall be given no later than five  Business  Days prior to the  Determination  Date  following the month in which the relevant event occurs,  and any notices and descriptions  required with respect to  affiliations,  as well as updates to previously  provided  descriptions,  under this  Section 12.03  shall be given no later than  January 31 of the calendar  year  following the year in which the relevant  event occurs.  As of the date the Depositor or Master
Servicer files each Report on Form 10-D and Report on Form 10-K with respect to the  Certificates,  the Trustee will be deemed to represent  that any  information  previously  provided  under this Article XII is  materially correct  and does not  have  any  material  omissions  unless  the  Trustee  has  provided  an  update  to such information.  The Depositor  will allow the Trustee to review any  disclosure  relating to material  litigation against the Trustee prior to filing such  disclosure  with the  Commission to the extent the Depositor  changes the information provided by the Trustee.

Section 12.04. Report on Assessment of Compliance and Attestation.

        On or before March 15 of each calendar year, the Trustee shall:

(a)     deliver to the  Depositor a report (in form and substance  reasonably  satisfactory  to the  Depositor)
regarding  the  Trustee's   assessment  of  compliance  with  the  applicable  Servicing  Criteria  during  the immediately  preceding  calendar  year, as required  under Rules 13a-18 and 15d-18 of the Exchange Act and Item
1122 of  Regulation AB.  Such report shall be addressed to the Depositor  and signed by an  authorized  officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit S hereto; and

(b)     deliver to the Depositor a report of a registered public  accounting firm reasonably  acceptable to the
Depositor  that attests to, and reports on, the  assessment  of  compliance  made by the Trustee and  delivered pursuant to the  preceding  paragraph.  Such  attestation  shall be in  accordance  with Rules  1-02(a)(3)  and
2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05. Indemnification; Remedies.

(a)     The Trustee shall  indemnify the Depositor,  each affiliate of the Depositor,  the Master  Servicer and each broker dealer acting as  underwriter,  placement  agent or initial  purchaser of the  Certificates or each
Person  who  controls  any of such  parties  (within  the  meaning  of  Section 15  of the  Securities  Act and
Section 20 of the Exchange Act);  and the  respective  present and former  directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them harmless  from and against any losses,  damages, penalties,  fines,  forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)     (A)           any untrue  statement  of a material  fact  contained  or alleged to be  contained in any information,  report,  certification or other material  provided under this Article XII by or on behalf of the Trustee (collectively,  the "Trustee  Information"),  or (B) the omission or alleged omission to state in the Trustee  Information a material fact required to be stated in the Trustee  Information  or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;  provided, by way of clarification,  that clause (B) of this paragraph shall be  construed  solely  by  reference  to the  Trustee  Information  and  not to any  other  information communicated  in  connection  with a sale or  purchase  of  securities,  without  regard to whether the
        Trustee  Information or any portion  thereof is presented  together with or separately  from such other information; or

(ii)    any failure by the Trustee to deliver any  information,  report,  certification  or other material when and as  required  under  this  Article  XII,  other  than a  failure  by the  Trustee  to  deliver  the accountants' attestation.

(b)     In the case of any failure of  performance  described in clause (ii) of  Section 12.05(a),  the Trustee shall (i) promptly  reimburse  the  Depositor  for all costs  reasonably  incurred by the Depositor in order to obtain the  information,  report,  certification or other material not delivered as required by the Trustee and
(ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)     The Depositor and the Master  Servicer  shall  indemnify the Trustee,  each affiliate of the Trustee or each Person who controls the Trustee  (within the meaning of Section 15 of the  Securities  Act and  Section 20
of the Exchange Act), and the respective  present and former directors,  officers,  employees and agents of the
Trustee,  and shall  hold each of them  harmless  from and  against  any  losses,  damages,  penalties,  fines, forfeitures,  legal fees and  expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may  sustain  arising  out of or  based  upon (i) any  untrue  statement  of a  material  fact contained or alleged to be contained in any  information  provided  under this Agreement by or on behalf of the
Depositor  or Master  Servicer  for  inclusion  in any report  filed with  Commission  under the  Exchange  Act
(collectively,  the  "RFC  Information"),  or (ii)  the  omission  or  alleged  omission  to  state  in the RFC
Information  a material  fact  required to be stated in the RFC  Information  or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading;  provided, by way of  clarification,  that clause (ii) of this paragraph shall be construed solely by reference to the RFC
Information  and  not  to any  other  information  communicated  in  connection  with a  sale  or  purchase  of securities,  without regard to whether the RFC  Information or any portion  thereof is presented  together with or separately from such other information.

        IN WITNESS  WHEREOF,  the Depositor,  the Master Servicer and the Trustee have caused their names to be signed  hereto by their  respective  officers  thereunto  duly  authorized  as of the day and year first  above written.

                                              RESIDENTIAL ASSET SECURITIES CORPORATION
                                              By:
                                                  Name:
                                                  Title:
                                              RESIDENTIAL FUNDING CORPORATION
                                              By:
                                                  Name:
                                                  Title:
                                              U.S. BANK NATIONAL ASSOCIATION
                                              as Trustee

                                              By:
                                                  Name:
                                                  Title:

For purposes of  Sections 3.24, 3.25 and 3.26:

CLAYTON FIXED INCOME SERVICES INC.

By:
Name:
Title:

STATE OF MINNESOTA
                                   ) ss.:
COUNTY OF HENNEPIN                 )

        On the ____ day of May 2006  before  me, a notary  public in and for said  State,  personally  appeared
________________,  known to me to be a Vice President of Residential Asset Securities  Corporation,  one of the
corporations  that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                        Notary Public
                                        ________________________________________
[Notarial Seal]

STATE OF MINNESOTA
                                   ) ss.:
COUNTY OF HENNEPIN                 )
        On the ____ day of May 2006  before  me, a notary  public in and for said  State,  personally  appeared
_______________,  known to me to be an Associate of Residential  Funding  Corporation,  one of the corporations that  executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public
                                        ________________________________________

[Notarial Seal]

STATE OF MINNESOTA
                                   ) ss.:
COUNTY OF HENNEPIN                 )
        On the ____ day of May 2006  before  me, a notary  public in and for said  State,  personally  appeared
____________________,  known  to me to be a Vice  President  of  U.S.  Bank  National  Association,  a  banking association  organized under the laws of the United States that executed the within instrument,  and also known to me to be the person who executed it on behalf of said banking  corporation and  acknowledged to me that such banking corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public
                                        ________________________________________

[Notarial Seal]

                                                                                                          EXHIBIT A

                                          FORM OF CLASS A-[_] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE SWAP AGREEMENT.

         THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON
AND REALIZED  LOSSES  ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO
THE  ISSUER  OR ITS AGENT FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE  OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER  NAME AS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST  COMPANY  AND ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED  OWNER HEREOF,  CEDE & CO., HAS AN INTEREST
HEREIN.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN)  IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY
THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT IS NOT A PLAN
INVESTOR SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO
ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST  THEREIN)
WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(E) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

CUSIP: _____________________                                 Certificate No. A-[__]-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  May 1, 2006
First Distribution Date:  June 26, 2006                      Aggregate Initial Certificate Principal
                                                             Balance of the Class A-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              Class A-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-KS4

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  Class A-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of [fixed] [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET
                  SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate  nor the underlying mortgage loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Securities  Corporation,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  Inc.  or any  of  their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage  Group,  Inc. or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies that [Cede & Co.] is the registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four- family residential properties  (the "Mortgage  Loans"),  sold by Residential  Asset  Securities  Corporation  (hereinafter  called the
"Depositor,"  which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling  and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor,  the Master  Servicer and U.S.  Bank  National  Association,  as trustee (the  "Trustee"),  a summary of certain  of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not  defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the  terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the Business Day immediately  preceding that  Distribution  Date (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the  amount  of  interest  and  principal,  if any,  required  to be  distributed  to  Holders  of
Class A-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that such  transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security
Act of 1974,  as amended  ("ERISA"),  or  Section  4975 of the Code or a person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using  "plan  assets"  of any  such  plan to  effect  such  acquisition.  Any  purported  Certificate  owner  whose acquisition or holding of this  Certificate (or interest  therein) was effected in violation of the restrictions in
Section  5.02(e) of the Pooling and  Servicing  Agreement  shall  indemnify and hold  harmless the  Depositor,  the
Trustee,  the Master  Servicer,  any  Subservicer,  and the Trust Fund from and  against  any and all  liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this Certificate at the office or agency  appointed  by the Trustee for that  purpose in St.  Paul,  Minnesota.  The  Initial  Certificate  Principal
Balance of this  Certificate is set forth above.  The  Certificate  Principal  Balance hereof will be reduced [from time to time pursuant to the Agreement].

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and there upon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-[_] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

__________________________________________________________________________________________________________________

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

                                                             ________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                                                                        EXHIBIT B-1

                                          FORM OF CLASS M-[_] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS  M-[_]  CERTIFICATES  AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON
AND REALIZED  LOSSES  ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE") COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE SWAP AGREEMENT.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN)  IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY
THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT IS NOT A PLAN
INVESTOR SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO
ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST  THEREIN)
WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(E) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

CUSIP: _____________________                                 Certificate No. M-[__]-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  May 1, 2006                               [Fixed Pass-Through Rate]
First Distribution Date:  June 26, 2006                      Aggregate Initial Certificate Principal
                                                             Balance of the Class M-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              Class M-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-KS4

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  Class M-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of [fixed] [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET
                  SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate  nor the underlying mortgage loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Securities  Corporation,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  Inc.  or any  of  their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage  Group,  Inc. or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies that [Cede & Co.] is the registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four- family residential properties  (the "Mortgage  Loans"),  sold by Residential  Asset  Securities  Corporation  (hereinafter  called the
"Depositor,"  which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling  and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor,  the Master  Servicer and U.S.  Bank  National  Association,  as trustee (the  "Trustee"),  a summary of certain  of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not  defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the  terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the Business Day immediately  preceding that  Distribution  Date (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the  amount  of  interest  and  principal,  if any,  required  to be  distributed  to  Holders  of
Class M-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that such  transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security
Act of 1974,  as amended  ("ERISA"),  or  Section  4975 of the Code or a person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using  "plan  assets"  of any  such  plan to  effect  such  acquisition.  Any  purported  Certificate  owner  whose acquisition or holding of this  Certificate (or interest  therein) was effected in violation of the restrictions in
Section  5.02(e) of the Pooling and  Servicing  Agreement  shall  indemnify and hold  harmless the  Depositor,  the
Trustee,  the Master  Servicer,  any  Subservicer,  and the Trust Fund from and  against  any and all  liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this Certificate at the office or agency  appointed  by the Trustee for that  purpose in St.  Paul,  Minnesota.  The  Initial  Certificate  Principal
Balance of this  Certificate is set forth above.  The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and there upon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-[_] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

                                                             _____________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                                                                        EXHIBIT B-2

                                            FORM OF CLASS B CERTIFICATE

  [REGULATION S GLOBAL SECURITY] [RULE 144A GLOBAL CERTIFICATE] [REGULATION S CERTIFICATED SECURITY] [DEFINITIVE]

         THIS  CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO THE  CLASS  A  CERTIFICATES  AND  CLASS  M
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON
AND REALIZED  LOSSES  ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         [FOR  BOOK-ENTRY  ONLY:  UNLESS THIS  CERTIFICATE  IS PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,
EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS
IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO. OR TO SUCH  OTHER
ENTITY AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO., HAS AN
INTEREST HEREIN.]

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE") COUPLED WITH A RIGHT TO RECEIVE PAYMENTS UNDER THE APPLICABLE SWAP AGREEMENT.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         THIS  CERTIFICATE  IS  TRANSFERRED  IN ACCORDANCE  WITH THE  PROVISIONS OF SECTION 5.02 OF THE POOLING AND
SERVICING AGREEMENT (THE "AGREEMENT").

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER  THE U.S.  SECURITIES  ACT OF 1933,  AS
AMENDED (THE  "SECURITIES  ACT"),  ANY STATE  SECURITIES  LAWS IN THE UNITED STATES OR THE  SECURITIES  LAWS OF ANY
OTHER JURISDICTION AND MAY NOT BE REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR
TO, OR FOR THE ACCOUNT OR BENEFIT OF,  UNITED  STATES  PERSONS,  EXCEPT AS  PERMITTED  BY THIS  LEGEND.  THE HOLDER
HEREOF,  BY ITS  ACCEPTANCE  OF THIS  CERTIFICATE,  REPRESENTS,  ACKNOWLEDGES  AND AGREES THAT IT WILL NOT REOFFER,
RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS  CERTIFICATE  EXCEPT IN COMPLIANCE  WITH THE  SECURITIES  ACT AND OTHER
APPLICABLE  LAWS AND [EXCEPT (A) IN COMPLIANCE  WITH RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHOM THE SELLER
REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL  BUYER AS DEFINED IN RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR
FOR THE ACCOUNT OF A QUALIFIED  INSTITUTIONAL BUYER, WHOM THE SELLER HAS INFORMED,  IN EACH CASE, THAT THE REOFFER,
RESALE,  PLEDGE OR OTHER  TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,  PROVIDED THAT SUCH  PURCHASER  DELIVERS
ALL DOCUMENTS AND  CERTIFICATIONS  AS THE TRUSTEE MAY  REASONABLY  REQUIRE;  (B) TO A NON U.S.  PERSON  OUTSIDE THE
UNITED  STATES  IN  COMPLIANCE  WITH  RULE 903 OR 904 OF  REGULATION  S UNDER  THE  SECURITIES  ACT;  OR (C) TO THE
DEPOSITOR OR MASTER SERVICER OR THEIR  AFFILIATES,  IN EACH CASE IN ACCORDANCE  WITH ANY APPLICABLE  SECURITIES LAW
OF ANY STATE OF THE UNITED  STATES  AND ANY OTHER  JURISDICTION.  THE  HOLDER  HEREOF,  BY ITS  ACCEPTANCE  OF THIS
CERTIFICATE,  REPRESENTS,  ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER,  RESELL,  PLEDGE OR OTHERWISE TRANSFER
THIS  CERTIFICATE  EXCEPT TO A NON-U.S.  PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S] [THAT IT
IS AN  "ACCREDITED  INVESTOR"  AS DEFINED IN RULE  501(A)(1)  OF  REGULATION D OF THE  SECURITIES  ACT OF 1933,  AS
AMENDED.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST  THEREIN)
WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION  5.02(e)(ii) OF THE POOLING AND SERVICING  AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

         [FOR  TEMPORARY  REGULATION S ONLY:  THIS  CERTIFICATE  IS A TEMPORARY  REGULATION  S GLOBAL  CERTIFICATE,
WITHOUT  COUPONS,  EXCHANGEABLE  FOR A PERMANENT  REGULATION S GLOBAL  CERTIFICATE ONLY AS DESCRIBED IN THE POOLING
AND  SERVICING  AGREEMENT.  THE  RIGHTS  ATTACHING  TO THIS  TEMPORARY  REGULATION  S GLOBAL  CERTIFICATE,  AND THE
CONDITIONS  AND  PROCEDURES  GOVERNING  ITS  EXCHANGE  FOR A  PERMANENT  REGULATION  S GLOBAL  CERTIFICATE,  ARE AS
SPECIFIED IN THE POOLING AND SERVICING AGREEMENT.]

CUSIP: [________________]                                    Certificate No. B-1
Date of Pooling and Servicing Agreement: [_______ __,        Adjustable Pass-Through Rate
__]Cut-off Date:  [_______ __, __]
First Distribution Date:  [_______ __, __]                   Aggregate Initial Certificate Principal
                                                             Balance of the Class B Certificates:
                                                             $[_______.__]
Master Servicer:                                             Initial Certificate Principal Balance of this Class B
Residential Funding Corporation                              Certificate:
                                                             $[_______.__]
Final Scheduled Distribution Date:
[______ ____]

  [REGULATION S GLOBAL SECURITY] [RULE 144A GLOBAL CERTIFICATE] [REGULATION S CERTIFICATED SECURITY] [DEFINITIVE]

                                                CLASS B CERTIFICATE

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-KS4

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  [Regulation S Global  Security]  [Rule 144a Global  Certificate]  [Regulation S
                  Certificated  Security]  [Definitive]  Class B  Certificates  with respect to a
                  Trust Fund  consisting  primarily  of a pool of fixed and  adjustable  interest rate,  first and junior lien mortgage loans on one- to four-family  residential properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate  nor the underlying mortgage loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Securities  Corporation,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  Inc.  or any  of  their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage  Group,  Inc. or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  [_____________] is the registered owner of the Percentage  Interest evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of fixed interest rate,  first and junior lien mortgage loans on one- to four- family  residential  properties (the
"Mortgage  Loans"),  sold by Residential Asset Securities  Corporation  (hereinafter  called the "Depositor," which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement  dated as specified  above (the  "Agreement")  among the  Depositor,  the Master
Servicer and U.S.  Bank National  Association,  as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the Business Day immediately  preceding that  Distribution  Date (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to Holders of Class B
Certificates on such Distribution Date.

                  [FOR TEMPORARY  REGULATION S ONLY:  Interests in this Temporary  Regulation S Global  Certificate shall  be  exchanged  for  beneficial  interests  in the  Permanent  Regulation  S Global  Certificate  in the same aggregate  principal  amount  as the  principal  amount  of the  interest  in this  Temporary  Regulation  S Global
Certificate  submitted for exchange,  subject to the terms of this Temporary  Regulation S Global  Certificate.  No holder of any interest in this Temporary  Regulation S Global  Certificate  will be entitled to receive any payment hereon except to the extent such holder's interest in this Temporary  Regulation S Global  Certificate is exchanged for an interest in the Permanent Regulation S Global Certificate as provided in the next succeeding paragraph.

                  Upon  termination  of  the  [Distribution   Compliance  Period],   interests  in  this  Temporary
Regulation  S Global  Certificate  shall  be  exchangeable  for  interests  in the  Permanent  Regulation  S Global
Certificate upon presentation of a certificate  substantially in the form set out in Exhibits to the Agreement,  to the  effect  that it has  received  from or in  respect  of a person  entitled  to a  Certificate  (as shown by its records)  a  certificate  from  such  person  in or  substantially  in the form as set out in the  Exhibits  to the
Agreement.  On an  exchange  of the  whole of this  Temporary  Regulation  S  Global  Certificate,  this  Temporary
Regulation S Global Certificate shall be surrendered to the Trustee.]

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this Certificate at the office or agency  appointed  by the Trustee for that  purpose in St.  Paul,  Minnesota.  The  Initial  Certificate  Principal
Balance of this  Certificate is set forth above.  The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that such  transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security
Act of 1974,  as amended  ("ERISA"),  or  Section  4975 of the Code or a person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using  "plan  assets"  of any  such  plan to  effect  such  acquisition.  Any  purported  Certificate  owner  whose acquisition or holding of this  Certificate (or interest  therein) was effected in violation of the restrictions in
Section  5.02(e) of the Pooling and  Servicing  Agreement  shall  indemnify and hold  harmless the  Depositor,  the
Trustee,  the Master  Servicer,  any  Subservicer,  and the Trust Fund from and  against  any and all  liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and there upon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage  Loan,  and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The  Agreement permits,  but does not  require the Master  Servicer  (i) to  purchase,  at a price  determined  as provided in the
Agreement,  all  remaining  Mortgage  Loans and all property  acquired in respect of any  Mortgage  Loan or (ii) to purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof,  provided,  that any such option may only be exercised if the Stated Principal  Balance before giving effect to the  distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated: May 30, 2006

                                           CERTIFICATE OF AUTHENTICATION

         This  is one  of the  [Regulation  S  Global  Security]  [Rule  144A  Global  Certificate]  [Regulation  S
Certificated Security] [Definitive] Global Class B Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

                                                              __________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

This information is provided by ___________________________________, the assignee named above, or
______________________________, as its agent.

                                                                                                          EXHIBIT C

                                             CLASS SB-[_] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE  CLASS A  AND  CLASS M  CERTIFICATES  AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE") COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE SWAP AGREEMENT.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING
AND SERVICING AGREEMENT (THE "AGREEMENT").

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN)  IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY
THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT IS NOT A PLAN
INVESTOR SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO
ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST  THEREIN)
WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(E) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

         NO TRANSFER OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS
THAT  TRANSFER  IS MADE  PURSUANT  TO AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE 1933  ACT,  AND  EFFECTIVE
REGISTRATION OR  QUALIFICATION  UNDER  APPLICABLE  STATE SECURITIES LAWS, OR IS MADE IN A TRANSACTION THAT DOES NOT
REQUIRE  SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE  AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS
CERTIFICATE OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT  (I) OUTSIDE THE UNITED STATES
TO ENTITIES WHICH ARE NOT U.S.  PERSONS  WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN  RELIANCE
ON RULE 144A UNDER THE 1933 ACT ("RULE  144A") TO A  QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT
IS  ACQUIRING  THIS  CERTIFICATE  OR INTEREST  HEREIN FOR ITS OWN  ACCOUNT OR FOR THE ACCOUNT OF ANOTHER  QUALIFIED
INSTITUTIONAL BUYER.

         EACH  HOLDER OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED  AND AGREED  THAT  (I) IT IS (A) A
QUALIFIED  INSTITUTIONAL  BUYER AND IS ACQUIRING  THIS  CERTIFICATE  FOR ITS OWN  INSTITUTIONAL  ACCOUNT OR FOR THE
ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS  ACQUIRING  THIS
CERTIFICATE  OUTSIDE THE UNITED STATES (A "REGULATION S PURCHASER");  AND (II) IT UNDERSTANDS THAT THIS CERTIFICATE
IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF THE 1933 ACT,
AND THAT, IF IN THE FUTURE IT DECIDES TO RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS CERTIFICATE,  THIS CERTIFICATE
MAY BE RESOLD,  PLEDGED OR  TRANSFERRED  ONLY IN ACCORDANCE  WITH  APPLICABLE  STATE  SECURITIES  LAWS AND (A) IN A
TRANSACTION  MEETING THE REQUIREMENTS OF RULE 144A, TO A PERSON THAT THE SELLER REASONABLY  BELIEVES IS A QUALIFIED
INSTITUTIONAL  BUYER  THAT  PURCHASES  FOR ITS  OWN  ACCOUNT  (OR  FOR  THE  ACCOUNT  OR  ACCOUNTS  OF A  QUALIFIED
INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A, OR (B) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION SHALL,
AND BY ACCEPTANCE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO, INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE
MASTER SERVICER AND THE CERTIFICATE  REGISTRAR AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE
OR OTHER  DISPOSITION  IS NOT SO  EXEMPT OR IS NOT MADE IN  ACCORDANCE  WITH SUCH  FEDERAL  AND STATE  LAWS AND THE
AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement                      Percentage Interest: [__]%
and Cut-off Date:  May 1, 2006
First Distribution Date:  June 26, 2006                      Aggregate Initial Certificate Principal Balance
                                                             of the Class SB-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance
Residential Funding Corporation                              of this Class SB-[_] Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-KS4

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  Class SB-[_]  Certificates with respect to a Trust Fund consisting primarily of a pool of [fixed] [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET
                  SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  [Citigroup  Global Markets Inc.] is the registered  owner of the Percentage  Interest evidenced by this Certificate in certain  distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest  rate,  first [and  junior]  lien  mortgage  loans on one- to four-family  residential  properties  (the "Mortgage  Loans"),  sold by Residential  Asset  Securities  Corporation
(hereinafter  called the  "Depositor,"  which term  includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement  dated as specified  above (the
"Agreement")  among the  Depositor,  the Master  Servicer  and U.S.  Bank  National  Association,  as trustee  (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to
Holders of Class SB-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Notional Amount of this Class SB-[_]
Certificate as of any date of  determination  will be calculated as described in the Agreement.  This  Class SB-[_]
Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB-[_]  Certificate will not accrue interest on its
Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that such  transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security
Act of 1974,  as amended  ("ERISA"),  or  Section  4975 of the Code or a person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using  "plan  assets"  of any  such  plan to  effect  such  acquisition.  Any  purported  Certificate  owner  whose acquisition or holding of this  Certificate (or interest  therein) was effected in violation of the restrictions in
Section  5.02(e) of the Pooling and  Servicing  Agreement  shall  indemnify and hold  harmless the  Depositor,  the
Trustee,  the Master  Servicer,  any  Subservicer,  and the Trust Fund from and  against  any and all  liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB-[_] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

                                                              _______________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                                                                        EXHIBIT D-1

                                          FORM OF CLASS R-[_] CERTIFICATE

         THE  CLASS R-[_]  CERTIFICATE  WILL NOT BE ENTITLED TO PAYMENTS  CONSTITUTING  THE AVAILABLE  DISTRIBUTION
AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

         THIS  CLASS R-[_]  CERTIFICATE IS SUBORDINATE TO THE CLASS A,  CLASS M AND CLASS SB  CERTIFICATES,  TO THE
EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

         THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING
AND SERVICING AGREEMENT (THE "AGREEMENT").

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN)  IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY
THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT IS NOT A PLAN
INVESTOR SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO
ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST  THEREIN)
WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(E) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

         ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF  THIS  CERTIFICATE  MAY BE MADE  ONLY  IF THE  PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER  SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE IS NOT
(A) THE UNITED STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES,  OR ANY
AGENCY OR INSTRUMENTALITY  OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF
ITS  ACTIVITIES  ARE  SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC,  A  MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN  GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR
INSTRUMENTALITY  OF EITHER OF THE  FOREGOING,  (C) ANY  ORGANIZATION  (OTHER  THAN  CERTAIN  FARMERS'  COOPERATIVES
DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH
ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION 511
OF THE CODE ON UNRELATED  BUSINESS  TAXABLE INCOME),  (D) RURAL  ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN
SECTION  1381(A)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(A) OF THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS A  "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE
FINANCIAL CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  TO A  DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A
DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND
SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED
TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. R-[__]-1                                     Percentage Interest: 100.00%

Date of Pooling and Servicing Agreement                      Master Servicer:
and Cut-off Date:  May 1, 2006                               Residential Funding Corporation

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-KS4

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  Class R-[_]  Certificates with respect to a Trust Fund consisting  primarily of
                  mortgage  loans  on  one-  to  four-family   residential   properties  sold  by
                  RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the  Trust  Fund and  does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that [Residential  Funding  Corporation] is the registered owner of the Percentage Interest evidenced by this  Certificate in certain  distributions  with respect to the Trust Fund consisting  primarily of a pool of adjustable  rate,  first [and junior] lien mortgage  loans on one- to  four-family  residential  properties
(the "Mortgage  Loans"),  sold by Residential  Asset Securities  Corporation  (hereinafter  called the "Depositor,"
which term  includes  any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the "Agreement)  among the Depositor,  the
Master  Servicer  and U.S.  Bank  National  Association,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  related  Available  Distribution  Amount in an amount  equal to the  product  of the  Percentage
Interest  evidenced  by this  Certificate  and,  the amount of  interest  and  principal,  if any,  required  to be distributed to the Holders of Class R-[_] Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions set forth in the  Agreement  to the  effect  that (i) each  person  holding  or  acquiring  any  Ownership  Interest  in this
Certificate  must be a United  States  Person  and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership
Interest in this  Certificate  will be  conditioned  upon the  delivery to the Trustee of, among other  things,  an affidavit  to the effect  that it is a United  States  Person  and  Permitted  Transferee,  (ii) any  attempted  or purported  transfer of any  Ownership  Interest in this  Certificate  in  violation  of such  restrictions  will be absolutely null and void and will vest no rights in the purported  transferee,  and (iv) if any person other than a
United States Person and a Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Master  Servicer will have the right, in its sole discretion and without notice to the Holder of this  Certificate,  to sell this Certificate to a purchaser  selected by the Master  Servicer,  which purchaser may be the Master  Servicer,  or any affiliate of the Master  Servicer,  on such terms and  conditions as the Master Servicer may choose.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Holder of this Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

         No  transfer  of this  Class R-[_]  Certificate  will be made  unless  such  transfer  is exempt  from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the  Depositor  may  require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee  and the  Depositor  that such  transfer  is exempt  (describing  the  applicable  exemption  and the basis therefor)  from or is being made  pursuant to the  registration  requirements  of the  Securities  Act of 1933,  as amended,  and of any applicable  statute of any state and (ii) the transferee shall execute an investment letter in the form  described by the Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against  any  liability  that may result if the  transfer is not so exempt or is not made in accordance with such Federal and state laws.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that such  transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security
Act of 1974,  as amended  ("ERISA"),  or  Section  4975 of the Code or a person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the  Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class R-[_] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

                                                              ______________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                                                                  EXHIBIT E

                                            FORM OF CUSTODIAL AGREEMENT

         THIS CUSTODIAL  AGREEMENT (as amended and supplemented  from time to time, the  "Agreement"),  dated as of
May 1, 2006, by and among U.S. BANK NATIONAL  ASSOCIATION,  as trustee  (including its successors under the Pooling
Agreement defined below, the "Trustee"),  RESIDENTIAL ASSET SECURITIES  CORPORATION (together with any successor in interest,  the "Company"),  RESIDENTIAL  FUNDING  CORPORATION,  as master servicer  (together with any successor in interest or successor under the Pooling Agreement  referred to below, the "Master  Servicer") and WELLS FARGO BANK,
NATIONAL  ASSOCIATION  (together  with  any  successor  in  interest  or any  successor  appointed  hereunder,  the
"Custodian").

                                           W I T N E S S E T H T H A T:

         WHEREAS,  the Company,  the Master  Servicer,  and the Trustee  have entered into a Pooling and  Servicing
Agreement,  dated as of May 1, 2006,  relating to the issuance of Residential  Asset Securities  Corporation,  Home
Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-KS4  (as in  effect  on the  date of this
Agreement,  the "Original  Pooling  Agreement,"  and as amended and  supplemented  from time to time,  the "Pooling
Agreement"); and

         WHEREAS,  the  Custodian  has agreed to act as agent for the Trustee for the  purposes  of  receiving  and holding  certain  documents  and other  instruments  delivered  by the  Company and the Master  Servicer  under the
Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE,  in consideration of the premises and the mutual covenants and agreements  hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

ARTICLE I

                                                    Definitions

         Capitalized  terms used in this Agreement and not defined  herein shall have the meanings  assigned in the
Original Pooling Agreement, unless otherwise required by the context herein.

ARTICLE II

                                           Custody of Mortgage Documents

Section 2.1_______Custodian to Act as Agent:  Acceptance  of Mortgage  Files.  The Company and the Master  Servicer
hereby  direct the Trustee to appoint  Wells Fargo Bank,  National  Association  as the  Custodian  hereunder.  The
Custodian,  as the duly appointed  agent of the Trustee for these  purposes,  acknowledges  receipt of the Mortgage
Files  relating to the  Mortgage  Loans  identified  on the schedule  attached  hereto (the  "Mortgage  Files") and declares  that it holds  and will  hold the  Mortgage  Files as agent for the  Trustee,  in trust,  for the use and benefit of all present and future Certificateholders.

Section 2.2_______Recordation  of  Assignments.  If any  Mortgage  File  includes  one or more  assignments  of the related  Mortgages  to the Trustee  that have not been  recorded,  each such  assignment  shall be delivered by the
Custodian  to the  Company for the purpose of  recording  it in the  appropriate  public  office for real  property records,  and the Company,  at no expense to the Custodian,  shall promptly cause to be recorded in the appropriate public office for real property  records each such  assignment  and, upon receipt  thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3_______Review of Mortgage Files.

(a)      On or prior to the Closing Date, the Custodian  shall deliver to the Trustee an Initial  Certification  in the form annexed hereto as Exhibit One  evidencing  receipt of a Mortgage File for each Mortgage Loan listed on the
Schedule  attached hereto (the "Mortgage Loan Schedule").  The parties hereto  acknowledge  that certain  documents referred to in Subsection  2.01(b)(i)  of the Pooling  Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

(b)      Within 45 days after the Closing Date, the Custodian  agrees,  for the benefit of  Certificateholders,  to review each  Mortgage  File and to deliver to the Trustee an Interim  Certification  in the form annexed  hereto as
Exhibit Two to the effect that all documents  required to be delivered  pursuant to Section 2.01 (b) of the Pooling
Agreement  have been executed and received and that such documents  relate to the Mortgage Loans  identified on the
Mortgage Loan  Schedule,  except for any  exceptions  listed on Schedule A attached to such Interim  Certification.
For purposes of such review,  the Custodian  shall compare the following  information  in each Mortgage File to the corresponding  information  in the Mortgage Loan  Schedule:  (i) the loan number,  (ii) the borrower name and (iii)
the original  principal  balance.  In the event that any Mortgage Note or Assignment of Mortgage has been delivered to the Custodian by the Company in blank, the Custodian,  upon the direction of the Company,  shall cause each such
Mortgage  Note to be endorsed to the Trustee and each such  Assignment  of Mortgage to be  completed in the name of the Trustee prior to the date on which such Interim  Certification  is delivered to the Trustee.  Within 45 days of receipt of the  documents  required to be  delivered  pursuant to  Section 2.01(c)  of the Pooling  Agreement,  the
Custodian agrees,  for the benefit of the  Certificateholders,  to review each such document,  and upon the written request of the  Trustee  to  deliver to the  Trustee  an  updated  Schedule  A to the  Interim  Certification.  The
Custodian  shall be under no duty or  obligation  to  inspect,  review  or  examine  said  documents,  instruments, certificates  or other  papers  to  determine  that  the same are  genuine,  enforceable,  or  appropriate  for the represented  purpose or that they have  actually  been recorded or that they are other than what they purport to be on their  face,  or that the MIN is  accurate.  If in  performing  the  review  required  by this  Section 2.3  the
Custodian  finds any document or  documents  constituting  a part of a Mortgage  File to be missing or defective in respect of the items  reviewed as described in this  Section 2.3(b),  the  Custodian  shall  promptly so notify the
Company, the Master Servicer and the Trustee.

(c)      Upon receipt of all  documents  required to be in the Mortgage  Files the  Custodian  shall deliver to the
Trustee a Final  Certification  in the form annexed  hereto as Exhibit Three  evidencing  the  completeness  of the
Mortgage Files.

         Upon receipt of written  request  from the  Trustee,  the Company or the Master  Servicer,  the  Custodian
shall as soon as  practicable  supply the Trustee  with a list of all of the  documents  relating  to the  Mortgage
Loans  required to be delivered  pursuant to  Section 2.01(b)  of the Pooling  Agreement not then  contained in the
Mortgage Files.

Section 2.4_______Notification of Breaches of Representations and Warranties.  If the Custodian  discovers,  in the course of  performing  its  custodial  functions,  a breach of a  representation  or  warranty  made by the  Master
Servicer  or the  Company as set forth in the  Pooling  Agreement  with  respect to a Mortgage  Loan  relating to a
Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

Section 2.5_______Custodian to Cooperate:  Release of Mortgage  Files.  Upon the repurchase or  substitution of any
Mortgage  Loan  pursuant to  Article II  of the Pooling  Agreement or payment in full of any Mortgage  Loan, or the receipt by the Master  Servicer of a notification  that payment in full will be escrowed in a manner  customary for such  purposes,  the Master  Servicer  shall  immediately  notify the  Custodian by  delivering  to the Custodian a
Request for Release (in the form of Exhibit Four  attached  hereto or a mutually  acceptable  electronic  form) and shall  request  delivery to it of the  Mortgage  File.  The  Custodian  agrees,  upon  receipt of such  Request for
Release,  promptly to release to the Master  Servicer  the related  Mortgage  File.  Upon  receipt of a Request for
Release from the Master  Servicer,  signed by a Servicing  Officer,  that (i) the Master Servicer or a Subservicer, as the case may be, has made a deposit  into the  Certificate  Account in payment  for the  purchase of the related
Mortgage  Loan in an amount equal to the Purchase  Price for such  Mortgage  Loan or (ii) the Company has chosen to substitute a Qualified  Substitute  Mortgage Loan for such Mortgage Loan, the Custodian shall release to the Master
Servicer the related  Mortgage  File.  Upon written  notification  of a  substitution,  the Master  Servicer  shall deliver to the  Custodian and the Custodian  agrees to accept the Mortgage  Note and other  documents  constituting the Mortgage File with respect to any Qualified  Substitute  Mortgage  Loan,  upon receiving  written  notification from the Master Servicer of such substitution.

         From time to time as is appropriate  for the servicing or  foreclosures  of any Mortgage Loan,  including, for this purpose,  collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy,  the Master
Servicer  shall deliver to the Custodian a Request for Release  certifying as to the reason for such release.  Upon receipt of the foregoing,  the Custodian  shall deliver the Mortgage File or such document to the Master  Servicer.
All  Mortgage  Files so  released to the Master  Servicer  shall be held by it in trust for the Trustee for the use and benefit of all present and future  Certificateholders.  The Master  Servicer  shall cause each Mortgage File or any document  therein so released to be returned to the Custodian when the need therefor by the Master  Servicer no longer  exists,  unless (i) the Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the
Mortgage  Loan have been  deposited in the  Custodial  Account or (ii) the Mortgage  File or such document has been delivered  to an  attorney,  or to a public  trustee or other  public  official as required by law, for purposes of initiating or pursuing  legal action or other  proceedings  for the  foreclosure of the Mortgaged  Property  either judicially  or  non-judicially,  and the Master  Servicer  has  delivered to the  Custodian an updated  Request for
Release  signed by a Servicing  Officer  certifying as to the name and address of the Person to which such Mortgage
File or such document was delivered and the purpose or purposes of such delivery.  Immediately  upon receipt of any
Mortgage  File  returned  to  the  Custodian  by  the  Master  Servicer,  the  Custodian  shall  deliver  a  signed acknowledgement to the Master Servicer, confirming receipt of such Mortgage File.

         Upon the written  request of the Master  Servicer,  the Custodian will send to the Master  Servicer copies of any documents contained in the Mortgage File.

Section 2.6_______Assumption  Agreements.  In the event that any assumption  agreement or substitution of liability agreement  is entered  into with respect to any Mortgage  Loan  subject to this  Agreement in  accordance  with the terms and  provisions  of the  Pooling  Agreement,  the  Master  Servicer  shall  notify  the  Custodian  that such assumption  or  substitution  agreement  has been  completed by  forwarding  to the  Custodian the original of such assumption  or  substitution  agreement,  which shall be added to the related  Mortgage File and, for all purposes, shall be  considered  a part of such  Mortgage  File to the same  extent as all  other  documents  and  instruments constituting parts thereof.

ARTICLE III

                                             Concerning the Custodian

Section 3.1_______Custodian a Bailee and Agent of the Trustee.  With respect to each  Mortgage  Note,  Mortgage and other  documents  constituting  each  Mortgage  File  which  are  delivered  to the  Custodian,  the  Custodian  is exclusively  the bailee and agent of the Trustee and has no  instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee,  holds such documents for the benefit of  Certificateholders  and undertakes  to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  Except upon  compliance  with the  provisions  of  Section 2.5  of this  Agreement,  no Mortgage  Note,  Mortgage or other document  constituting  a part of a Mortgage  File shall be delivered by the Custodian to the Company or the Master
Servicer or otherwise released from the possession of the Custodian.

         The Master  Servicer shall  promptly  notify the Custodian in writing if it shall no longer be a member of
MERS, or if it otherwise  shall no longer be capable of  registering  and recording  Mortgage  Loans using MERS. In addition,  the Master Servicer shall  (i) promptly  notify the Custodian in writing when a MERS Mortgage Loan is no longer  registered  with and  recorded  under MERS and  (ii) concurrently  with any such  deregistration  of a MERS
Mortgage  Loan,  prepare,  execute and record an  original  assignment  from MERS to the  Trustee and deliver  such assignment to the Custodian.

Section 3.2_______Indemnification.  The Company  hereby agrees to indemnify  and hold the  Custodian  harmless from and against all claims,  liabilities,  losses,  actions,  suits or  proceedings  at law or in equity,  or any other expenses,  fees or charges of any  character or nature,  which the  Custodian may incur or with which the Custodian may be threatened  by reason of its acting as custodian  under this  Agreement,  including  indemnification  of the
Custodian  against any and all expenses,  including  attorney's fees if counsel for the Custodian has been approved by the Company,  and the cost of defending any action, suit or proceedings or resisting any claim.  Notwithstanding the  foregoing,  it is  specifically  understood  and agreed  that in the event any such  claim,  liability,  loss, action,  suit or proceeding or other expense,  fee or charge shall have been caused by reason of any negligent act, negligent  failure to act or willful  misconduct on the part of the Custodian,  or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

Section 3.3_______Custodian  May Own  Certificates.  The  Custodian  in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Section 3.4_______Master Servicer to Pay Custodian's  Fees and Expenses.  The Master Servicer  covenants and agrees to pay to the Custodian  from time to time, and the Custodian  shall be entitled to,  reasonable  compensation  for all  services  rendered by it in the  exercise  and  performance  of any of the powers and duties  hereunder of the
Custodian,  and the Master  Servicer  shall pay or  reimburse  the  Custodian  upon its request for all  reasonable expenses,  disbursements  and advances  incurred or made by the Custodian in accordance  with any of the provisions of this Agreement  (including the reasonable  compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ),  except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

Section 3.5_______Custodian  May  Resign;  Trustee  May  Remove  Custodian.  The  Custodian  may  resign  from  the obligations  and duties hereby imposed upon it as such  obligations and duties relate to its acting as Custodian of the  Mortgage  Loans.  Upon  receiving  such notice of  resignation,  the Trustee  shall either take custody of the
Mortgage Files itself and give prompt notice  thereof to the Company,  the Master  Servicer and the  Custodian,  or
promptly appoint a successor Custodian by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor  Custodian.  If the Trustee shall not have taken custody  of the  Mortgage  Files  and no  successor  Custodian  shall  have  been so  appointed  and have  accepted appointment  within 30 days after the giving of such notice of  resignation,  the resigning  Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

         The Trustee,  at the  direction of the Master  Servicer and the Company,  may remove the  Custodian at any time.  In such event,  the Trustee  shall  appoint,  or petition a court of competent  jurisdiction  to appoint,  a successor Custodian  hereunder.  Any successor  Custodian shall be a depository  institution subject to supervision or  examination  by federal or state  authority  and shall be able to satisfy the other  requirements  contained in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

         Any  resignation or removal of the Custodian and appointment of a successor  Custodian  pursuant to any of the  provisions  of this  Section 3.5  shall become  effective  upon  acceptance  of  appointment  by the successor
Custodian.  The Trustee shall give prompt notice to the Company and the Master  Servicer of the  appointment of any successor  Custodian.  No successor  Custodian  shall be appointed by the Trustee without the prior approval of the
Company and the Master Servicer.

Section 3.6_______Merger or  Consolidation  of  Custodian.  Any Person  into which the  Custodian  may be merged or converted  or  with  which  it may be  consolidated,  or any  Person  resulting  from  any  merger,  conversion  or consolidation  to which the Custodian shall be a party, or any Person  succeeding to the business of the Custodian, shall be the  successor of the  Custodian  hereunder,  without the  execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary  notwithstanding;  provided that such successor is a depository  institution  subject to supervision or examination by federal or state  authority and is able to satisfy the other  requirements  contained in Section 3.7 and is  unaffiliated  with the Master Servicer or the Company.

Section 3.7_______Representations  of the  Custodian.  The  Custodian  hereby  represents  that it is a  depository institution  subject to  supervision or examination  by a federal or state  authority,  has a combined  capital and surplus of at least  $15,000,000  and is  qualified to do business in the  jurisdictions  in which it will hold any
Mortgage File.

ARTICLE IV

                                           Compliance with Regulation AB

Section 4.1_______Intent of the  Parties;  Reasonableness.  The  parties  hereto  acknowledge  and  agree  that the purpose of this  Article IV  is to facilitate  compliance  by the Company with the  provisions of Regulation AB and related rules and  regulations of the Commission.  The Company shall not exercise its right to request  delivery of information  or other  performance  under these  provisions  other than in good faith,  or for purposes  other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the
Securities  Act and  the  Exchange  Act.  Each of the  parties  hereto  acknowledges  that  interpretations  of the requirements  of  Regulation  AB may  change  over time,  whether  due to  interpretive  guidance  provided  by the
Commission  or its staff,  consensus  among  participants  in the  mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply  with  requests  made by the  Company in good faith for  delivery of information under these provisions on the basis of evolving  interpretations  of Regulation AB. The Custodian shall cooperate  reasonably  with the Company to deliver to the Company  (including  any of its assignees or  designees), any and all disclosure,  statements,  reports,  certifications,  records and any other information necessary in the reasonable,  good faith  determination  of the  Company to permit the  Company  to comply  with the  provisions  of
Regulation AB.

Section 4.2_______Additional Representations and Warranties of the Custodian.

(a)      The Custodian  hereby  represents and warrants that the information  set forth under the caption  "Pooling and  Servicing  Agreement--Custodial  Arrangements"  (the  "Custodian  Disclosure")  in the  preliminary  prospectus supplement  relating to the Certificates and the final prospectus  supplement relating to the Certificates does not contain any untrue  statement of a material fact or omit to state a material fact required to be stated  therein or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading.

(b)      The  Custodian  shall be deemed to  represent  to the  Company  as of the date  hereof and on each date on which  information  is  provided to the Company  under  Section 4.3  that,  except as  disclosed  in writing to the
Company  prior to such  date:  (i) there are no  aspects  of its  financial  condition  that  could have a material adverse  effect  on the  performance  by it of  its  Custodian  obligations  under  this  Agreement  or  any  other
Securitization  Transaction  as to which it is the  custodian;  (ii) there are no  material  legal or  governmental proceedings  pending (or known to be contemplated)  against it; and (iii) there are no affiliations,  relationships or transactions  relating to the Custodian with respect to the Company or any sponsor,  issuing  entity,  servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation AB) relating to the  Securitization  Transaction  contemplated  by the Agreement, as identified by the Company to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

(c)      If so requested by the Company on any date  following the Closing Date, the Custodian  shall,  within five
Business Days following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph (a) of this Section or,  if any such  representation and warranty is not accurate as of the date of  such  confirmation,  provide  reasonably  adequate  disclosure  of the  pertinent  facts,  in  writing,  to the requesting  party.  Any such  request  from the Company  shall not be given more than once each  calendar  quarter, unless  the  Company  shall  have a  reasonable  basis  for a  determination  that any of the  representations  and warranties may not be accurate.

Section 4.3_______Additional  Information  to Be Provided by the  Custodian.  For so long as the  Certificates  are outstanding,  for the purpose of satisfying the Company's reporting  obligation under the Exchange Act with respect to any class of Certificates,  the Custodian shall (a) notify the Company in writing of any material  litigation or governmental  proceedings  pending  against the  Custodian  that would be material to  Certificateholders,  and (b)
provide to the Company a written  description  of such  proceedings.  Any notices and  descriptions  required under this  Section 4.3  shall be given no later than five Business Days prior to the  Determination  Date  following the month in which the  Custodian has knowledge of the  occurrence  of the relevant  event.  As of the date the Company or Master  Servicer  files each Report on Form 10-D or Form 10-K  with respect to the  Certificates,  the Custodian will be  deemed  to  represent  that any  information  previously  provided  under  this  Section 4.3,  if any,  is materially  correct and does not have any material  omissions  unless the  Custodian has provided an update to such information.  For purposes of this Section 4.3,  "Determination  Date" shall mean, with respect to any Distribution
Date,  the 20th day (or if such 20th day is not a Business Day, the Business Day  immediately  following  such 20th day) of the month of the related  Distribution Date and  "Distribution  Date" shall mean, the 25th day of any month beginning in March 2006 or, if such 25th day is not a Business  Day, the Business Day  immediately  following  such
25th day.

Section 4.4_______Report on  Assessment  of  Compliance  and  Attestation.  On or before March 15 of each  calendar year, the Custodian shall:

(a)      deliver to the Company a report (in form and substance  reasonably  satisfactory to the Company) regarding the Custodian's  assessment of compliance with the Servicing  Criteria  during the immediately  preceding  calendar year,  as required  under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of  Regulation  AB. Such report shall be addressed to the Company and signed by an authorized  officer of the Custodian,  and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Five hereto; and

(b)      deliver to the Company a report of a  registered  public  accounting  firm  reasonably  acceptable  to the
Company  that  attests to, and  reports on, the  assessment  of  compliance  made by the  Custodian  and  delivered pursuant to the preceding  paragraph.  Such  attestation  shall be in accordance with Rules  1-02(a)(3) and 2-02(g)
of Regulation S-X under the Securities Act and the Exchange Act.

Section 4.5_______Indemnification; Remedies.

(a)      The Custodian  shall  indemnify the Company,  each affiliate of the Company,  the Master Servicer and each broker dealer acting as underwriter,  placement agent or initial  purchaser of the  Certificates or each Person who controls  any of such  parties  (within the meaning of  Section 15  of the  Securities  Act and  Section 20  of the
Exchange Act);  and the  respective  present and former  directors,  officers,  employees and agents of each of the foregoing,  and  shall  hold  each of them  harmless  from and  against  any  losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain arising out of or based upon:

(i)      (A)                        any untrue  statement of a material  fact  contained or alleged to be contained in the  Custodian  Disclosure  and any  information,  report,  certification,  accountants'  attestation  or  other material  provided  under  this  Article IV  by or  on  behalf  of  the  Custodian  (collectively,  the  "Custodian
Information"),  or (B) the  omission or alleged  omission to state in the  Custodian  Information  a material  fact required to be stated in the Custodian  Information  or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading; or

(ii)     any failure by the Custodian to deliver any information,  report, certification,  accountants' attestation or other material when and as required under this Article IV.

(b)      In the case of any failure of  performance  described  in clause  (ii) of  Section 4.5(a),  the  Custodian shall  promptly  reimburse  the  Company  for all costs  reasonably  incurred by the Company in order to obtain the information,  report,  certification,  accountants'  letter or other  material  not  delivered  as  required by the
Custodian.

ARTICLE V

                                             Miscellaneous Provisions

Section 5.1_______Notices.  All notices,  requests,  consents and demands and other  communications  required under this  Agreement  or pursuant to any other  instrument  or document  delivered  hereunder  shall be in writing  and, unless otherwise  specifically  provided,  may be delivered  personally,  by telegram or telex, or by registered or certified  mail,  postage  prepaid,  return  receipt  requested,  at the addresses  specified on the signature page hereof  (unless  changed by the particular  party whose address is stated herein by similar notice in writing);  in each case the notice will be deemed delivered when received.

Section 5.2_______Amendments.  No  modification  or amendment of or supplement to this Agreement  shall be valid or effective  unless the same is in writing  and signed by all parties  hereto,  and none of the  Company,  the Master
Servicer or the Trustee shall enter into any amendment of or  supplement to this  Agreement  except as permitted by the Pooling  Agreement.  The Trustee  shall give prompt  notice to the  Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

Section 5.3_______GOVERNING LAW. THIS  AGREEMENT  WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH THE LAWS OF
THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES  THEREOF,  OTHER THAN  SECTIONS 5-1401  AND
5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Section 5.4_______Recordation of Agreement.  To the extent  permitted by applicable  law, this Agreement is subject to  recordation  in all  appropriate  public  offices  for  real  property  records  in all the  counties  or other comparable  jurisdictions in which any or all of the properties  subject to the Mortgages are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such recordation to be effected by the Master Servicer and at its expense on  direction  by the Trustee  (pursuant  to the request of holders of  Certificates  evidencing undivided  interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction  accompanied by an Opinion of Counsel  reasonably  satisfactory  to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

         For the purpose of  facilitating  the  recordation  of this  Agreement  as herein  provided  and for other purposes, this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 5.5_______Severability  of  Provisions.  If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall be for any  reason  whatsoever  held  invalid,  then  such  covenants,  agreements, provisions or terms shall be deemed  severable  from the remaining  covenants,  agreements,  provisions or terms of this  Agreement  and  shall in no way  affect  the  validity  or  enforceability  of the other  provisions  of this
Agreement or of the Certificates or the rights of the holders thereof.

                                       [Signatures begin on following page]

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                                      U.S. BANK NATIONAL ASSOCIATION,
                                                             as Trustee
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107
                                                             By:
Attention:  Structured Finance/RASC Series 2006-KS4          Name:
                                                             Title:
Address:                                                      RESIDENTIAL ASSET SECURITIES CORPORATION

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437                                 By:
                                                             Name:     Joseph Orning
                                                              Title:   Vice President

Address:                                                      RESIDENTIAL FUNDING CORPORATION, as Master Servicer

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437                                 By:
                                                             Name:     Christopher Martinez
                                                              Title:   Associate

Address:                                                      WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian

Mortgage Document Custody
One Meridian Crossings - LL
Richfield, Minnesota 55423                                   By:
                                                             Name:
                                                              Title:                         Assistant Vice President

STATE OF MINNESOTA                          )
                                            )ss.:
COUNTY OF RAMSEY                            )

                  On the ____  day of  May 2006,  before  me, a notary  public  in and for said  State,  personally appeared  _____________,  known to me to be a _________  of U.S.  BANK  NATIONAL  ASSOCIATION,  a national  banking association  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national banking  association and acknowledged to me that such national  banking  association  executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ___________________________________
                                                                                  Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    )ss.:
COUNTY OF HENNEPIN                  )

                  On the ____  day of  May 2006,  before  me, a notary  public  in and for said  State,  personally appeared  ___________________,  known to me to be a ______________  of Residential  Asset Securities  Corporation.,
one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ___________________________________
                                                                                  Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    )ss.:
COUNTY OF HENNEPIN                  )

                  On the ____  day of  May 2006,  before  me, a notary  public  in and for said  State,  personally appeared  ___________________,  known to me to be a ______________ of Residential Funding  Corporation,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ___________________________________
                                                                                  Notary Public

[Notarial Seal]

STATE OF                                    )
                                            )ss.:
COUNTY OF                                   )

                  On the ____  day of  May 2006,  before  me, a notary  public  in and for said  State,  personally appeared  ______________________,  known to me to be a  ______________________________  Wells Fargo Bank,  National
Association,  one of the entities  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national  banking  association,  and  acknowledged  to me that such national  banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ____________________________________
                                                                                  Notary Public

[Notarial Seal]

                                                    EXHIBIT ONE

                                                 FORM OF CUSTODIAN
                                               INITIAL CERTIFICATION

                                                   May ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RASC Series 2006-KS4

                  Re:      Custodial  Agreement,  dated  as of May  1,  2006,  by  and  among  U.S.  Bank  National
                           Association,  Residential Asset Securities Corporation,  Residential Funding Corporation
                           and  Wells  Fargo  Bank,  National   Association,   relating  to  Home  Equity  Mortgage
                           Asset-Backed Pass-Through Certificates Series 2006-KS4

Ladies and Gentlemen:

                  In  accordance  with  Section  2.3 of the  above-captioned  Custodial  Agreement,  and subject to
Section 2.02 of the Pooling  Agreement,  the  undersigned,  as Custodian,  hereby  certifies that it has received a
Mortgage  File (which  contains an original  Mortgage Note or an original  Lost Note  Affidavit  with a copy of the related  Mortgage Note) to the extent  required in  Section 2.01(b)  of the Pooling  Agreement with respect to each
Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK,
                                                              NATIONAL ASSOCIATION

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                    EXHIBIT TWO

                                      FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                   May ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance, RASC Series 2006-KS4

                  Re:      Custodial  Agreement,  dated  as of May  1,  2006,  by  and  among  U.S.  Bank  National
                           Association,  Residential Asset Securities Corporation,  Residential Funding Corporation
                           and  Wells  Fargo  Bank,  National   Association,   relating  to  Home  Equity  Mortgage
                           Asset-Backed Pass-Through Certificates Series 2006-KS4

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as
Custodian,  hereby  certifies  that it has  received a Mortgage  File to the extent  required  pursuant  to Section
2.01(b) of the Pooling  Agreement with respect to each Mortgage Loan listed in the Mortgage Loan  Schedule,  and it has reviewed the Mortgage File and the Mortgage  Loan  Schedule and has  determined  that:  all required  documents have been executed and received and that such  documents  relate to the Mortgage  Loans  identified on the Mortgage
Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK,
                                                              NATIONAL ASSOCIATION

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                   EXHIBIT THREE

                                       FORM OF CUSTODIAN FINAL CERTIFICATION

                                                   May ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance, RASC Series 2006-KS4

                  Re:      Custodial  Agreement,  dated  as of May  1,  2006,  by  and  among  U.S.  Bank  National
                           Association,  Residential Asset Securities Corporation,  Residential Funding Corporation
                           and  Wells  Fargo  Bank,  National   Association,   relating  to  Mortgage  Asset-Backed
                           Pass-Through Certificates, Series 2006-KS4

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as
Custodian,  hereby  certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the
Mortgage Loan  Schedule and it has reviewed the Mortgage  File and the Mortgage  Loan  Schedule and has  determined that:  all  required  documents  referred to in Section  2.01(b) of the Pooling  Agreement  have been  executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK,
                                                              NATIONAL ASSOCIATION

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                   EXHIBIT FOUR

                                            FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE: REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of Mortgage  Loans held by you for the  referenced  pool,  we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received  or to be  received in  connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being  enclosed with a copy of this form.  You should  retain this form for your files in  accordance  with the terms of the Pooling and Servicing
Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                   EXHIBIT FIVE

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Custodian  shall address,  at a minimum,  the criteria identified as below as "Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------- --------------------------
                                                                                                        APPLICABLE SERVICING
                                         SERVICING CRITERIA                                                   CRITERIA
----------------------------------------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

          REFERENCE                                           CRITERIA
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                  GENERAL SERVICING CONSIDERATIONS
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(1)(i)                   Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)                  activities.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)                 back-up servicer for the pool assets are maintained.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)                  agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                 CASH COLLECTION AND ADMINISTRATION
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
1122(d)(2)(i)                   days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made via wire transfer on behalf of an obligor or to
1122(d)(2)(ii)                  an investor are made only by authorized personnel.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the
1122(d)(2)(iii)                 transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                                overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)                  agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                                For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
1122(d)(2)(v)                   13k-1(b)(1) of the Securities Exchange Act.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Unissued checks are safeguarded so as to prevent unauthorized
1122(d)(2)(vi)                  access.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Reconciliations are prepared on a monthly basis for all
                                asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                                These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days
1122(d)(2)(vii)                 specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                 INVESTOR REMITTANCES AND REPORTING
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Reports to investors, including those to be filed with the
                                Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                                investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)                   servicer.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in
1122(d)(3)(ii)                  the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made to an investor are posted within two business days to the servicer's investor records, or such other number of
1122(d)(3)(iii)                 days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)                  statements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                     POOL ASSET ADMINISTRATION
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Collateral or security on pool assets is maintained as required by
1122(d)(4)(i)                   the transaction agreements or related asset pool documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)                  the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or
1122(d)(4)(iii)                 requirements in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
1122(d)(4)(iv)                  (e.g., escrow) in accordance with the related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)                   balance.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the
1122(d)(4)(vi)                  transaction agreements and related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)                 established by the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                                transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed
1122(d)(4)(viii)                temporary (e.g., illness or unemployment).
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset
1122(d)(4)(ix)                  documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                                interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                                (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number
1122(d)(4)(x)                   of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)                  other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the
1122(d)(4)(xii)                 obligor's error or omission.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)                agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Delinquencies, charge-offs and uncollectible accounts are
                                recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)                 agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any external enhancement or other support, identified in Item
                                1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)                  as set forth in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------

                                                                                                          EXHIBIT F

                                              MORTGAGE LOAN SCHEDULE

                                         [FILED HEREWITH AS EXHIBIT 99.1]

                                                                                                        EXHIBIT G

                                            FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:      REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of Mortgage  Loans held by you for the  referenced  pool,  we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received  or to be  received in  connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being  enclosed with a copy of this form.  You should  retain this form for your files in  accordance  with the terms of the Pooling and Servicing
Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                                                        EXHIBIT H-1

                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )ss.:
COUNTY OF                        )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

1.       That he is [Title of Officer] of [Name of Owner] (record or beneficial  owner of the Home Equity  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series  2006-KS4,  Class R-__  (the "Owner")),  a [savings  institution]
[corporation]  duly organized and existing under the laws of [the State of  ________________]  [the United States],
on behalf of which he makes this affidavit and agreement.

2.       That the Owner (i) is not and will not be a "disqualified  organization" or an electing large  partnership as of [date of transfer] within the meaning of Section  860E(e)(5) and 775,  respectively,  of the Internal Revenue
Code of 1986,  as amended (the "Code") or an electing  large  partnership  under Section  775(a) of the Code,  (ii)
will endeavor to remain other than a  disqualified  organization  for so long as it retains its ownership  interest in the Class R-__  Certificates,  and (iii) is acquiring the Class R-__ Certificates for its own account or for the account of another Owner from which it has received an affidavit and  agreement in  substantially  the same form as this  affidavit  and  agreement.  (For  this  purpose,  a  "disqualified  organization"  means  an  electing  large partnership  under Section 775 of the Code,  the United States,  any state or political  subdivision  thereof,  any agency or  instrumentality  of any of the foregoing (other than an  instrumentality  all of the activities of which are  subject to tax and,  except for the  Federal  Home Loan  Mortgage  Corporation,  a majority  of whose board of directors is not selected by any such governmental  entity) or any foreign government,  international  organization or any agency or  instrumentality  of such foreign  government  or  organization,  any rural  electric or telephone cooperative,  or any organization (other than certain farmers'  cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.       That the Owner is aware (i) of the tax that would be imposed on transfers of  Class R-__  Certificates  to disqualified  organizations  or an electing  large  partnership  under the Code,  that applies to all  transfers of
Class R-__  Certificates  after March 31, 1988;  (ii) that such tax would be on the transferor (or, with respect to transfers to electing  large  partnerships,  on each such  partnership),  or, if such  transfer is through an agent
(which person includes a broker,  nominee or middleman) for a disqualified  organization,  on the agent; (iii) that the person  (other than with respect to  transfers to electing  large  partnerships)  otherwise  liable for the tax shall be relieved of  liability  for the tax if the  transferee  furnishes  to such  person an  affidavit  that the transferee  is not a  disqualified  organization  and,  at the time of  transfer,  such person does not have actual knowledge  that the affidavit is false;  and (iv) that the Class R-__  Certificates  may be  "noneconomic  residual interests" within the meaning of Treasury  regulations  promulgated pursuant to the Code and that the transferor of a  noneconomic  residual  interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4.       That the Owner is aware of the tax imposed on a "pass-through  entity" holding Class R-__  Certificates if either the  pass-through  entity is an electing large  partnership  under Section 775 of the Code or if at any time during  the  taxable  year of the  pass-through  entity a  disqualified  organization  is the  record  holder of an interest in such entity.  (For this purpose,  a "pass through entity" includes a regulated  investment  company,  a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.       That the Owner is aware that the Trustee will not register  the  transfer of any  Class R-__  Certificates unless the transferee,  or the transferee's agent,  delivers to it an affidavit and agreement,  among other things, in  substantially  the same form as this  affidavit  and  agreement.  The Owner  expressly  agrees that it will not consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

6.       That the Owner has reviewed the  restrictions  set forth on the face of the Class R -__  Certificates  and the provisions of Section 5.02(f) of the Pooling and Servicing  Agreement  under which the Class R-__  Certificates were issued (in  particular,  clause  (iii)(A) and  (iii)(B) of  Section  5.02(f)  which  authorize  the Trustee to deliver  payments to a person other than the Owner and  negotiate a mandatory  sale by the Trustee in the event the
Owner holds such  Certificates in violation of Section  5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.       That the Owner consents to any additional  restrictions  or  arrangements  that shall be deemed  necessary upon advice of counsel to  constitute a reasonable  arrangement  to ensure that the  Class R-__  Certificates  will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

8.       The Owner's Taxpayer Identification Number is ____________________.

9.       This  affidavit and agreement  relates only to the  Class R-__  Certificates  held by the Owner and not to any other holder of the Class R-__  Certificates.  The Owner  understands  that the  liabilities  described  herein relate only to the Class R-__ Certificates.

10.      That no purpose of the Owner relating to the transfer of any of the Class R-__  Certificates  by the Owner
is or will be to impede  the  assessment  or  collection  of any tax;  in  making  this  representation,  the Owner warrants  that the Owner is familiar  with (i)  Treasury  Regulation  1.860E-1(c)  and recent  amendments  thereto, effective  as of July  19,  2002,  and  (ii)  the  preamble  describing  the  adoption  of the  amendments  to such regulation, which is attached hereto as Annex I.

11.      That the Owner has no present  knowledge or  expectation  that it will be unable to pay any United  States taxes  owed by it so  long  as any of the  Certificates  remain  outstanding.  In this  regard,  the  Owner  hereby represents  to and for the benefit of the person from whom it acquired the  Class R-__  Certificate  that the Owner intends to pay taxes  associated with holding such Class R-__  Certificate as they become due, fully  understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R-__ Certificate.

12.      That the Owner has no present  knowledge  or  expectation  that it will become  insolvent  or subject to a bankruptcy proceeding for so long as any of the Class R-__ Certificates remain outstanding.

13.      The Owner is either (i) a citizen or resident of the United  States,  (ii) a  corporation,  partnership or other  entity  treated as a  corporation  or a  partnership  for U.S.  federal  income tax  purposes and created or organized in, or under the laws of, the United  States,  any state thereof or the District of Columbia  (other than a partnership that is not treated as a United States person under any applicable  Treasury  regulations),  (iii) an estate that is  described  in Section  7701(a)(30)(D)  of the Code,  or (iv) a trust that is  described  in Section
7701(a)(30)(E) of the Code.

14.      The  Owner  hereby  agrees  that  it  will  not  cause  income  from  the  Class R-__  Certificates  to be attributable to a foreign  permanent  establishment  or fixed base (within the meaning of an applicable  income tax treaty) of the Owner or another United States taxpayer.

15.      The Owner hereby  certifies,  represents and warrants to, and covenants  with the  Depositor,  the Trustee and the Master  Servicer  that the  Certificates  are not being  acquired by, and will not be  transferred  to, any employee  benefit  plan or other  plan or  arrangement  subject to the  prohibited  transaction  provisions  of the
Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal  Revenue
Code of 1986,  as amended (the  "Code"),  or any person  (including  an  insurance  company  investing  its general account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor").

         Capitalized  terms used but not  defined  herein  shall have the  meanings  assigned  in the  Pooling  and
Servicing Agreement.

         IN WITNESS  WHEREOF,  the Owner has caused this  instrument to be executed on its behalf,  pursuant to the authority of its Board of  Directors,  by its [Title of Officer] and its  corporate  seal to be hereunto  attached, attested by its [Assistant] Secretary, this ____ day of ______________ 200__.

                                                     [NAME OF OWNER]

                                                     By: ___________________________________
                                                     [Name of Officer]
                                                     [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

                  Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same  person who  executed  the  foregoing  instrument  and to be the  [Title of  Officer]  of the  Owner,  and
acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this _______ day of _______, 200_.

                                                     __________________________________________
                                                     NOTARY PUBLIC

                                                     COUNTY OF ______________________________
                                                     STATE OF ________________________________
                                                     My Commission expires the ___ day of __________, 20__

                                                                                        ANNEX I TO EXHIBIT H-1

                                            DEPARTMENT OF THE TREASURY

                                             Internal Revenue Service

                                              26 CFR Parts 1 and 602

                                                     [TD 9004]

                                                   RIN 1545-AW98

                                     Real Estate Mortgage Investment Conduits

                                 AGENCY: Internal Revenue Service (IRS), Treasury.

                                            ACTION: Final regulations.

                      -----------------------------------------------------------------------

SUMMARY:  This document  contains  final  regulations  relating to safe harbor  transfers of  noneconomic  residual interests  in real  estate  mortgage  investment  conduits  (REMICs).  The  final  regulations  provide  additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

         The  collection of information  in this final rule has been reviewed and,  pending  receipt and evaluation of public  comments,  approved  by the Office of  Management  and Budget  (OMB) under 44 U.S.C.  3507 and  assigned control number 1545-1675.

         The  collection of  information  in this  regulation is in Sec.  1.860E-1(c)(5)(ii).  This  information is required to enable the IRS to verify that a taxpayer is  complying  with the  conditions  of this  regulation.  The collection of  information  is mandatory and is required.  Otherwise,  the taxpayer will not receive the benefit of safe harbor  treatment as provided in the regulation.  The likely  respondents are businesses and other  for-profit institutions.

         Comments on the  collection of information  should be sent to the Office of Management  and Budget,  Attn:
Desk Officer for the Department of the Treasury,  Office of Information  and Regulatory  Affairs,  Washington,  DC,
20503,  with  copies  to the  Internal  Revenue  Service,  Attn:  IRS  Reports  Clearance  Officer,  W:CAR:MP:FP:S,
Washington,  DC 20224.  Comments  on the  collection  of  information  should be received by  September  17,  2002.
Comments are specifically requested concerning:

o        Whether the  collection of  information  is necessary for the proper  performance  of the functions of the
              Internal Revenue Service, including whether the information will have practical utility;

o        The accuracy of the estimated burden associated with the collection of information (see below);

o        How the quality, utility, and clarity of the information to be collected may be enhanced;

o        How the burden of complying  with the collection of information  may be minimized,  including  through the application of automated collection techniques or other forms of information technology; and

o        Estimates of capital or start-up  costs and costs of  operation,  maintenance,  and purchase of service to provide information.

         An agency  may not  conduct or  sponsor,  and a person is not  required  to respond  to, a  collection  of information unless it displays a valid control number assigned by the Office of Management and Budget.

         The estimated total annual reporting  burden is 470 hours,  based on an estimated number of respondents of
470 and an estimated average annual burden hours per respondent of one hour.

         Books or records  relating to a collection of  information  must be retained as long as their contents may become  material  in the  administration  of any  internal  revenue  law.  Generally,  tax  returns  and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

         This  document  contains  final  regulations  regarding  the  proposed  amendments  to 26 CFR part 1 under section  860E of the  Internal  Revenue  Code  (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic REMIC residual interest meeting the investigation and  representation  requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

         Final regulations  governing REMICs,  issued in 1992,  contain rules governing the transfer of noneconomic
REMIC residual  interests.  In general,  a transfer of a noneconomic  residual  interest is disregarded for all tax purposes  if a  significant  purpose of the  transfer  is to enable the  transferor  to impede  the  assessment  or collection  of tax. A purpose to impede the  assessment or  collection  of tax (a wrongful  purpose)  exists if the transferor,  at the time of the transfer,  either knew or should have known that the transferee  would be unwilling or unable to pay taxes due on its share of the REMIC's  taxable  income.  Under a safe harbor,  the transferor of a
REMIC  noneconomic  residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable  investigation of the transferee's  financial condition (the investigation requirement);  and (2) the  transferor  secures  a  representation  from  the  transferee  to the  effect  that the transferee  understands  the tax obligations  associated with holding a residual  interest and intends to pay those taxes (the representation requirement).

         The IRS and Treasury have been concerned that some  transferors of noneconomic  residual  interests  claim they  satisfy  the safe harbor  even in  situations  where the  economics  of the  transfer  clearly  indicate  the transferee  is  unwilling  or unable to pay the tax  associated  with holding the  interest.  For this  reason,  on
February  7,  2000,  the IRS  published  in the  Federal  Register  (65 FR 5807) a notice  of  proposed  rulemaking
(REG-100276-97;  REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test.
The proposed  regulation  provides that the safe harbor is unavailable  unless the present value of the anticipated tax  liabilities  associated  with holding the residual  interest does not exceed the sum of: (1) The present value of any  consideration  given to the  transferee  to acquire the  interest;  (2) the present  value of the  expected future  distributions  on the interest;  and (3) the present value of the anticipated  tax savings  associated with holding the interest as the REMIC generates losses.

         The notice of proposed  rulemaking  also contained rules for FASITs.  Section 1.860H-6(g)  of the proposed regulations  provides  requirements  for  transfers  of FASIT  ownership  interests  and  adopts a safe  harbor  by reference to the safe harbor  provisions of the REMIC  regulations.  In February 2001, the IRS published Rev. Proc.
2001-12  (2001-3  I.R.B.  335) to set forth an alternative  safe harbor that taxpayers  could use while the IRS and the Treasury  considered comments on the proposed  regulations.  Under the alternative safe harbor, if a transferor meets the investigation  requirement and the representation  requirement but the transfer fails to meet the formula test,  the  transferor  may invoke the safe harbor if the  transferee  meets a two-prong  test (the asset test).  A transferee  generally  meets the first prong of this test if, at the time of the  transfer,  and in each of the two years preceding the year of transfer,  the transferee's  gross assets exceed $100 million and its net assets exceed
$10 million. A transferee  generally meets the second prong of this test if it is a domestic,  taxable  corporation and agrees in writing not to transfer the interest to any person other than another domestic,  taxable  corporation that also  satisfies  the  requirements  of the asset  test.  A  transferor  cannot  rely on the asset  test if the transferor  knows, or has reason to know,  that the transferee will not comply with its written  agreement to limit the restrictions on subsequent transfers of the residual interest.

         Rev.  Proc.  2001-12  provides  that the asset test  fails to be  satisfied  in the case of a transfer  or assignment of a noneconomic  residual interest to a foreign branch of an otherwise eligible  transferee.  If such a transfer  or  assignment  were  permitted,  a  corporate  taxpayer  might seek to claim that the  provisions  of an applicable  income tax treaty would resource  excess  inclusion  income as foreign  source  income,  and that, as a consequence,  any U.S. tax liability  attributable  to the excess  inclusion  income could be offset by foreign tax credits.  Such a claim would impede the assessment or collection of U.S. tax on excess inclusion  income,  contrary to the  congressional  purpose of assuring  that such income will be taxable in all  events.  See,  e.g.,  sections
860E(a)(1), (b), (e) and 860G(b) of the Code.

         The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic residual interests to foreign  branches  have  attempted to rely on the formula  test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess  inclusion  income.  Accordingly,  the final  regulations provide that if a noneconomic  residual interest is transferred to a foreign permanent  establishment or fixed base of a U.S.  taxpayer,  the  transfer is not eligible  for safe harbor  treatment  under either the asset test or the formula test. The final  regulations  also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

         Section  1.860E-1(c)(8)  provides  computational  rules that a taxpayer may use to qualify for safe harbor status under the formula test.  Section  1.860E-1(c)(8)(i)  provides that the  transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section  11(b).  Some  commentators  were  concerned that this presumed  rate of  taxation  was too high  because  it does not take into  consideration  taxpayers  subject to the alternative  minimum tax rate.  In light of the comments  received,  this  provision  has been amended in the final regulations to allow certain  transferees that compute their taxable income using the alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

         Additionally,  Sec.  1.860E-1(c)(8)(iii)  provides  that the present  values in the formula test are to be computed using a discount rate equal to the  applicable  Federal  short-term  rate  prescribed by section  1274(d).
This is a change from the proposed  regulation and Rev. Proc.  2001-12.  In those publications the provision stated
that   "present  values are computed  using a discount  rate equal to the  applicable  Federal rate  prescribed  in section  1274(d)  compounded  semiannually"  and that "[a] lower  discount rate may be used if the  transferee  can demonstrate  that it regularly  borrows,  in the course of its trade or business,  substantial  funds at such lower rate from an  unrelated  third  party."  The IRS and the  Treasury  Department  have  learned  that,  based on this provision,  certain  taxpayers have been  attempting to use  unrealistically  low or zero interest rates to satisfy the formula test,  frustrating  the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add  unnecessary  complexity to the safe harbor.  As a result,  the rule in the  proposed  regulations  that  permits a  transferee  to use a lower discount rate, if the transferee can demonstrate that it regularly  borrows  substantial  funds at such lower rate, is not included in the final  regulations;  and the Federal short-term rate has been substituted for the applicable
Federal  rate.  To  simplify  taxpayers'  computations,  the final  regulations  allow use of any of the  published short-term rates,  provided that the present values are computed with a corresponding  period of compounding.  With the  exception of the  provisions  relating to transfers to foreign  branches,  these  changes  generally  have the proposed  applicability  date of February 4, 2000,  but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before November 19, 2002.

         It is anticipated  that when final  regulations  are adopted with respect to FASITs,  Sec.  1.860H-6(g) of the  proposed  regulations  will be adopted in  substantially  its  present  form,  with the result  that the final regulations  contained in this document will also govern transfers of FASIT ownership  interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

         Rev. Proc.  2001-12  (2001-3 I.R.B.  335) is obsolete for transfers of noneconomic  residual  interests in
REMICs occurring on or after November 19, 2002.

Special Analyses

         It is  hereby  certified  that  these  regulations  will  not  have a  significant  economic  impact  on a substantial  number  of  small  entities.  This  certification  is based on the  fact  that it is  unlikely  that a substantial  number of small  entities will hold REMIC  residual  interests.  Therefore,  a Regulatory  Flexibility
Analysis under the Regulatory  Flexibility  Act (5 U.S.C.  chapter 6) is not required.  It has been determined that this Treasury  decision is not a significant  regulatory action as defined in Executive Order 12866.  Therefore,  a regulatory  assessment  is not  required.  It also has been  determined  that  sections  553(b)  and  553(d) of the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

         The principal author of these regulations is Courtney  Shepardson.  However,  other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

         Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

         Reporting and record keeping requirements.
         Adoption of Amendments to the Regulations

         Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

         Paragraph 1. The authority citation for part 1 continues to read in part as follows:

         Authority: 26 U.S.C. 7805 * * *

                                                                                                        EXHIBIT H-2

                                          FORM OF TRANSFEROR CERTIFICATE

                                                                                               ______________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

                  Re:      Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS4

Ladies and Gentlemen:

         This  letter  is  delivered  to you in  connection  with the  transfer  by  ________________________  (the
"Seller") to  ______________________  (the "Purchaser") of $___________  Initial  Certificate  Principal Balance of
Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-KS4,  Class R-__ (the "Certificates"),  pursuant to
Section 5.02 of the Pooling and Servicing  Agreement  (the "Pooling and Servicing  Agreement"),  dated as of May 1,
2006  among  Residential  Asset  Securities  Corporation,  as  depositor  (the  "Depositor"),  Residential  Funding
Corporation,  as master servicer,  and U.S. Bank National Association,  as trustee (the "Trustee").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The
Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the  Purchaser is
or will be to impede the assessment or collection of any tax.

2.       The Seller  understands  that the  Purchaser  has  delivered  to the  Trustee  and the  Master  Servicer a transfer  affidavit and  agreement in the form attached to the Pooling and Servicing  Agreement as Exhibit H-1. The
Seller does not know or believe that any representation contained therein is false.

3.       The  Seller  has at the  time of the  transfer  conducted  a  reasonable  investigation  of the  financial condition of the Purchaser as contemplated by Treasury  Regulations Section  1.860E-1(c)(4)(i)  and, as a result of that  investigation,  the Seller has determined that the Purchaser has  historically  paid its debts as they become due and has found no  significant  evidence to indicate  that the  Purchaser  will not continue to pay its debts as they become due in the future.  The Seller  understands  that the transfer of a Class R-__  Certificate  may not be respected  for United  States  income tax  purposes  (and the Seller may  continue  to be liable for United  States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.       The Seller has no actual  knowledge that the proposed  Transferee is not both a United States Person and a
Permitted Transferee.

                                                     Very truly yours,

                                                     _______________________________________
                                                                            (Seller)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                           EXHIBIT I

                                      FORM OF INVESTOR REPRESENTATION LETTER

                                                                                               ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437
Attention:  Residential Funding Corporation Series 2006-KS4

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS4, Class [B] [SB] [R-[__]]

Ladies and Gentlemen:

         _________________________  (the  "Purchaser")  intends to purchase from  ___________________________  (the
"Seller")  $_____________  Initial Certificate Principal Balance of Home Equity Mortgage Asset-Backed  Pass-Through
Certificates,  Series 2006-KS4,  Class [B] [SB] [R-[__]] (the  "Certificates"),  issued pursuant to the Pooling and
Servicing  Agreement  (the  "Pooling and Servicing  Agreement"),  dated as of May 1, 2006 among  Residential  Asset
Securities Corporation,  as depositor (the "Depositor"),  Residential Funding Corporation,  as master servicer (the
"Master Servicer"),  and U.S. Bank National Association,  as trustee (the "Trustee"). All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Purchaser hereby certifies,  represents  and warrants to, and covenants  with, the  Depositor,  the Trustee and the Master  Servicer that:

1.       The  Purchaser  understands  that (a) the  Certificates  have not  been  and  will  not be  registered  or qualified  under the Securities Act of 1933, as amended (the "Act") or any state  securities law,
                  (b)  the  Depositor  is not  required  to so  register  or  qualify  the  Certificates,  (c)  the
                  Certificates  may be resold only if registered  and qualified  pursuant to the  provisions of the
                  Act or any state securities law, or if an exemption from such  registration and  qualification is available,  (d) the Pooling and Servicing Agreement contains restrictions  regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.       The Purchaser is acquiring the  Certificates  for its own account for investment  only and not with a view to or for sale in connection with any  distribution  thereof in any manner that would violate the
                  Act or any applicable state securities laws.

3.       The  Purchaser is (a) a  substantial,  sophisticated  institutional  investor  having such  knowledge  and experience in financial and business  matters,  and, in  particular,  in such matters  related to securities  similar to the  Certificates,  such that it is capable of  evaluating  the merits and risks  of  investment  in the  Certificates,  (b)  able to bear  the  economic  risks  of such an investment  and (c) an  "accredited  investor"  within  the  meaning of Rule  501(a)  promulgated pursuant to the Act.

4.       The Purchaser has been  furnished  with,  and has had an  opportunity to review (a) [a copy of the Private
                  Placement Memorandum,  dated ___________________,  20__, relating to the Certificates (b)] a copy of the  Pooling  and  Servicing  Agreement  and [b] [c] such  other  information  concerning  the
                  Certificates,  the Mortgage  Loans and the Depositor as has been  requested by the Purchaser from the  Depositor  or the Seller  and is  relevant  to the  Purchaser's  decision  to  purchase  the
                  Certificates.  The  Purchaser  has had any  questions  arising  from such review  answered by the
                  Depositor  or the  Seller  to the  satisfaction  of the  Purchaser.  [If  the  Purchaser  did not
                  purchase the  Certificates  from the Seller in connection  with the initial  distribution  of the
                  Certificates   and  was  provided  with  a  copy  of  the  Private   Placement   Memorandum  (the
                  "Memorandum")  relating to the original sale (the  "Original  Sale") of the  Certificates  by the
                  Depositor,  the Purchaser  acknowledges  that such  Memorandum  was provided to it by the Seller, that  the  Memorandum  was  prepared  by the  Depositor  solely  for use in  connection  with the
                  Original Sale and the Depositor did not  participate  in or facilitate in any way the purchase of the  Certificates  by the Purchaser from the Seller,  and the Purchaser  agrees that it will look solely to the Seller and not to the  Depositor  with respect to any damage,  liability,  claim or expense arising out of,  resulting from or in connection  with (a) error or omission,  or alleged error or omission,  contained in the  Memorandum,  or (b) any  information,  development or event arising after the date of the Memorandum.]

5.       The  Purchaser  has not and will not nor has it  authorized  or will it authorize any person to (a) offer, pledge,  sell, dispose of or otherwise transfer any Certificate,  any interest in any Certificate or any other  similar  security to any person in any  manner,  (b) solicit any offer to buy or to accept  a  pledge,  disposition  of  other  transfer  of any  Certificate,  any  interest  in any
                  Certificate or any other similar security from any person in any manner,  (c) otherwise  approach or  negotiate  with respect to any  Certificate,  any  interest in any  Certificate  or any other similar  security with any person in any manner,  (d) make any general  solicitation  by means of general  advertising or in any other manner or (e) take any other action,  that (as to any of (a)
                  through (e) above) would  constitute a distribution of any Certificate  under the Act, that would render  the  disposition  of any  Certificate  a  violation  of Section 5 of the Act or any state securities  law, or that would  require  registration  or  qualification  pursuant  thereto.  The
                  Purchaser  will not sell or otherwise  transfer  any of the  Certificates,  except in  compliance with the provisions of the Pooling and Servicing Agreement.

6.       The  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with the  Depositor,  the
                  Trustee and the Master  Servicer  that the  Purchaser  is not an employee  benefit  plan or other plan or arrangement subject to the prohibited  transaction  provisions of the Employee Retirement
                  Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal Revenue Code
                  of 1986, as amended (the "Code"),  or any person  (including an insurance  company  investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

         In  addition,  the  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with,  the
Depositor,  the Trustee and the Master Servicer that the Purchaser will not transfer such  Certificates to any Plan
Investor or person  unless either such Plan  Investor or person meets the  requirements  set forth in either (a) or
(b) above.

                                                              Very truly yours,

                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                          EXHIBIT J

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                               ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention: Structured Finance/RASC Series 2006-KS4

         Re:      Home Equity Mortgage Asset-Backed  Pass-Through Certificates,
                  Series 2006-KS4, Class [B] [SB] [R-[__]]

Ladies and Gentlemen:

                  In connection  with the sale by __________  (the  "Seller") to __________  (the  "Purchaser")  of
$__________   Initial   Certificate   Principal  Balance  of  Home  Equity  Mortgage  Asset-  Backed   Pass-Through
Certificates,  Series 2006-KS4,  Class [B] [SB] [R-[__]] (the  "Certificates"),  issued pursuant to the Pooling and
Servicing  Agreement  (the  "Pooling and Servicing  Agreement"),  dated as of May 1, 2006 among  Residential  Asset
Securities Corporation,  as depositor (the "Depositor"),  Residential Funding Corporation,  as master servicer, and
U.S. Bank National Association,  as trustee (the "Trustee").  The Seller hereby certifies,  represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered,  pledged,  sold,  disposed of or otherwise  transferred any  Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition  or other transfer of any Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c)
has otherwise  approached or negotiated  with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general advertising  or in any other manner,  or (e) has taken any other action,  that (as to any of (a) through (e) above)
would  constitute a distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth  in the  foregoing  sentence  with  respect  to any  Certificate.  The  Seller  has not and  will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing
Agreement.

                                                              Very truly yours,

                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                          EXHIBIT K

                                    TEXT OF AMENDMENT TO POOLING AND SERVICING
                                   AGREEMENT PURSUANT TO SECTION 11.01(e) FOR A
                                                 LIMITED GUARANTY

                                                   ARTICLE XIII

                              Subordinate Certificate Loss Coverage; Limited Guaranty

         Section 13.01.  Subordinate  Certificate Loss Coverage;  Limited  Guaranty.  (a) Subject to subsection (c)
below,  prior to the later of the third Business Day prior to each Distribution  Date or the related  Determination
Date, the Master  Servicer shall  determine  whether it or any  Subservicer  will be entitled to any  reimbursement pursuant to Section 3.10 on such  Distribution  Date for Advances or Subservicer  Advances  previously made, (which will not be Advances or Subservicer  Advances that were made with respect to delinquencies  which were subsequently determined to be Excess Special Hazard  Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses or  Extraordinary
Losses) and, if so, the Master  Servicer  shall demand payment from  Residential  Funding of an amount equal to the amount of any Advances or  Subservicer  Advances  reimbursed  pursuant to Section 3.10, to the extent such Advances or  Subservicer  Advances have not been included in the amount of the Realized Loss in the related  Mortgage  Loan, and shall  distribute the same to the Class SB  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02.

                  (b)      Subject to subsection  (c) below,  prior to the later of the third Business Day prior to each  Distribution  Date or the  related  Determination  Date,  the Master  Servicer  shall  determine  whether any
Realized  Losses (other than Excess  Special  Hazard  Losses,  Excess  Bankruptcy  Losses,  Excess Fraud Losses and
Extraordinary  Losses) will be  allocated  to the  Class SB  Certificates  on such  Distribution  Date  pursuant to
Section 4.05, and, if so, the Master Servicer shall demand payment from  Residential  Funding of the amount of such
Realized  Loss and shall  distribute  the same to the  Class SB  Certificateholders  in the same  manner as if such amount  were to be  distributed  pursuant to Section  4.02;  provided,  however,  that the amount of such demand in respect  of any  Distribution  Date  shall in no event be  greater  than the sum of  (i) the  additional  amount of
Accrued  Certificate  Interest that would have been paid for the Class SB  Certificateholders  on such Distribution
Date had such  Realized  Loss or Losses not  occurred  plus (ii) the  amount of the  reduction  in the  Certificate
Principal  Balances of the Class SB  Certificates  on such  Distribution  Date due to such Realized Loss or Losses.
Notwithstanding  such payment,  such Realized  Losses shall be deemed to have been borne by the  Certificateholders for purposes of Section 4.05.  Excess Special  Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary  Losses  allocated to the Class SB  Certificates  will not be covered by the Subordinate  Certificate
Loss Obligation.

                  (c)      Demands for payments  pursuant to this  Section  shall be made prior to the later of the third Business Day prior to each  Distribution Date or the related  Determination  Date by the Master Servicer with written  notice  thereof to the  Trustee.  The maximum  amount that  Residential  Funding  shall be required to pay pursuant to this  Section on any  Distribution  Date (the "Amount  Available")  shall be equal to the lesser of (X)
________ minus the sum of (i) all previous  payments made under  subsections  (a) and (b) hereof and (ii) all draws under the Limited  Guaranty  made in lieu of such payments as described  below in  subsection  (d) and (Y) the then outstanding  Certificate  Principal  Balances  of  the  Class SB  Certificates,  or  such  lower  amount  as may be established  pursuant  to Section  13.02.  Residential  Funding's  obligations  as  described  in this  Section are referred to herein as the "Subordinate Certificate Loss Obligation."

                  (d)      The Trustee will promptly  notify General Motors  Acceptance  Corporation of any failure of Residential  Funding to make any payments  hereunder and shall demand payment  pursuant to the limited  guaranty
(the "Limited Guaranty"),  executed by General Motors Acceptance  Corporation,  of Residential Funding's obligation to make payments  pursuant to this Section,  in an amount equal to the lesser of (i) the Amount  Available and (ii)
such required  payments,  by delivering to General  Motors  Acceptance  Corporation a written demand for payment by wire transfer,  not later than the second Business Day prior to the Distribution  Date for such month,  with a copy to the Master Servicer.

                  (e)      All  payments  made by  Residential  Funding  pursuant to this  Section or amounts  paid under the Limited  Guaranty  shall be  deposited  directly in the  Certificate  Account,  for  distribution  on the
Distribution Date for such month to the Class SB Certificateholders.

                  (f)      The Depositor shall have the option,  in its sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate  Certificate Loss Obligation  another  instrument in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond,  insurance policy or similar instrument or a reserve fund;  provided that (i) the Depositor  obtains  (subject to the  provisions of Section  10.01(f) as if the
Depositor  was  substituted  for the Master  Servicer  solely for the  purposes  of such  provision)  an Opinion of
Counsel  (which  need not be an opinion of  independent  counsel)  to the effect  that  obtaining  such  substitute corporate guaranty,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on  "prohibited  transactions"  under  Section  860(F)(a)(1)  of the Code or on  "contributions after the  startup  date"  under  Section  860(G)(d)(1)  of the Code or (b) the Trust  Fund to fail to qualify as a
REMIC at any time that any Certificate is outstanding,  and (ii) no such substitution  shall be made unless (A) the substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation is for an initial amount not less than the then  current  Amount  Available  and  contains  provisions  that are in all material  respects  equivalent  to the original  Limited  Guaranty or Subordinate  Certificate  Loss  Obligation  (including  that no portion of the fees, reimbursements or other  obligations under any such instrument will be borne by the Trust Fund),  (B) the long term debt obligations of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation (if
not supported by the Limited  Guaranty)  shall be rated at least the lesser of (a) the rating of the long term debt obligations of General  Motors  Acceptance  Corporation as of the date of issuance of the Limited  Guaranty and (b)
the  rating of the long  term  debt  obligations  of  General  Motors  Acceptance  Corporation  at the date of such substitution  and (C) if the Class SB Certificates  have been rated,  the Depositor  obtains  written  confirmation from  each  Rating  Agency  that  rated  the  Class SB  Certificates  at the  request  of the  Depositor  that such substitution  shall not lower the rating on the  Class SB  Certificates  below the  lesser of (a) the  then-current rating  assigned to the Class SB  Certificates  by such Rating Agency and (b) the original  rating  assigned to the
Class SB  Certificates by such Rating Agency.  Any replacement of the Limited  Guaranty or Subordinate  Certificate
Loss  Obligation  pursuant to this Section shall be accompanied  by a written  Opinion of Counsel to the substitute guarantor  or  obligor,  addressed  to the  Master  Servicer  and the  Trustee,  that  such  substitute  instrument constitutes  a legal,  valid and  binding  obligation  of the  substitute  guarantor  or  obligor,  enforceable  in accordance  with its terms,  and  concerning  such  other  matters as the Master  Servicer  and the  Trustee  shall reasonably  request.  Neither the Depositor,  the Master  Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

                  Section 13.02.  Amendments  Relating to the Limited Guaranty.  Notwithstanding  Sections 11.01 or
13.01:  (i) the provisions of this Article XIII may be amended,  superseded or deleted,  (ii) the Limited  Guaranty or Subordinate  Certificate Loss Obligation may be amended,  reduced or canceled,  and (iii) any other provision of this Agreement  which is related or incidental to the matters  described in this Article XIII may be amended in any manner; in each case by written  instrument  executed or consented to by the Depositor and Residential  Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required unless any such amendment  would impose any additional  obligation on, or otherwise  adversely  affect the interests of, the Master  Servicer or the Trustee,  as applicable;  provided that the Depositor shall also obtain a letter from each Rating Agency that rated the Class SB  Certificates  at the request of the Depositor to the effect that such amendment,  reduction,  deletion or cancellation  will not lower the rating on the Class SB  Certificates below the lesser of (a) the  then-current  rating  assigned to the Class SB  Certificates by such Rating Agency and
(b) the original  rating  assigned to the Class SB  Certificates  by such Rating  Agency,  unless (A) the Holder of
100% of the Class SB  Certificates  is  Residential  Funding or an Affiliate of  Residential  Funding,  or (B) such amendment,  reduction,  deletion or cancellation is made in accordance with Section 11.01(e) and,  provided further that the Depositor  obtains  (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the  Master  Servicer  solely  for the  purposes  of  such  provision),  in the  case of a  material  amendment  or supersession  (but  not a  reduction,  cancellation  or  deletion  of  the  Limited  Guaranty  or  the  Subordinate
Certificate Loss  Obligation),  an Opinion of Counsel (which need not be an opinion of independent  counsel) to the effect  that any such  amendment  or  supersession  will not cause  either (a) any federal tax to be imposed on the
Trust Fund,  including  without  limitation,  any federal tax imposed on  "prohibited  transactions"  under Section
860F(a)(1) of the Code or on  "contributions  after the startup  date" under Section  860G(d)(1) of the Code or (b)
the Trust Fund to fail to qualify as a REMIC at any time that any  Certificate is  outstanding.  A copy of any such instrument  shall be provided to the Trustee and the Master Servicer  together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                                                                                          EXHIBIT L

                                             FORM OF LIMITED GUARANTY
                                     RESIDENTIAL ASSET SECURITIES CORPORATION

                            Home Equity Mortgage Asset-Backed Pass-Through Certificates
                                                  Series 2006-KS4

                                                                                                   __________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

Ladies and Gentlemen:

                  WHEREAS,  Residential Funding Corporation,  a Delaware corporation  ("Residential  Funding"),  an indirect wholly-owned subsidiary of General Motors Acceptance Corporation,  a New York corporation ("GMAC"),  plans to incur certain  obligations as described  under Section 12.01 of the Pooling and Servicing  Agreement dated as of
May 1, 2006 (the  "Servicing  Agreement"),  among  Residential  Asset  Securities  Corporation  (the  "Depositor"),
Residential  Funding and U.S. Bank National  Association  (the  "Trustee") as amended by Amendment No. ___ thereto, dated as of ________,  with respect to the Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
2006-KS4 (the "Certificates"); and

                  WHEREAS,  pursuant to Section 12.01 of the Servicing  Agreement,  Residential  Funding  agrees to make payments to the Holders of the Class SB  Certificates  with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC desires to provide  certain  assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW  THEREFORE,  in  consideration  of the premises  herein  contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

2.       Provision of Funds.  (a) GMAC agrees to  contribute  and deposit in the  Certificate  Account on behalf of
Residential  Funding (or otherwise provide to Residential  Funding, or to cause to be made available to Residential
Funding),  either  directly or through a  subsidiary,  in any case prior to the  related  Distribution  Date,  such moneys as may be required by Residential  Funding to perform its Subordinate  Certificate  Loss Obligation when and as the same  arises  from time to time upon the  demand of the  Trustee in  accordance  with  Section  12.01 of the
Servicing Agreement.

                  (b)      The agreement set forth in the preceding  clause (a) shall be absolute,  irrevocable and unconditional  and shall not be affected by the  transfer by GMAC or any other  person of all or any part of its or their interest in Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding  affecting
Residential  Funding or any other person, by any defense or right of counterclaim,  set-off or recoupment that GMAC may have  against  Residential  Funding or any other person or by any other fact or  circumstance.  Notwithstanding the foregoing,  GMAC's obligations under clause (a) shall terminate upon the earlier of  (x) substitution  for this
Limited  Guaranty  pursuant to Section  12.01(f) of the Servicing  Agreement,  or (y) the  termination of the Trust
Fund pursuant to the Servicing Agreement.

3.       Waiver.  GMAC hereby waives any failure or delay on the part of  Residential  Funding,  the Trustee or any other person in asserting or enforcing  any rights or in making any claims or demands  hereunder.  Any defective or partial  exercise of any such rights  shall not  preclude  any other or further  exercise of that or any other such right.  GMAC further waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited  Guaranty,  including,  without  limitation,  those of action or non-action on the part of Residential Funding or the Trustee.

4.       Modification,  Amendment and  Termination.  This Limited  Guaranty may be modified,  amended or terminated only by the written  agreement of GMAC and the Trustee and only if such  modification,  amendment or termination is permitted  under Section 12.02 of the Servicing  Agreement.  The  obligations  of GMAC under this Limited  Guaranty shall  continue and remain in effect so long as the Servicing  Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

5.       Successor.  Except as  otherwise  expressly  provided  herein,  the  guarantee  herein set forth  shall be binding upon GMAC and its respective successors.

6.       Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

7.       Authorization  and Reliance.  GMAC  understands that a copy of this Limited Guaranty shall be delivered to the Trustee in  connection  with the  execution  of Amendment  No. __ to the  Servicing  Agreement  and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

8.       Definitions.  Capitalized  terms used but not otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

9.       Counterparts.  This Limited  Guaranty may be executed in any number of  counterparts,  each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and  delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                              GENERAL MOTORS ACCEPTANCE
                                                              CORPORATION

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

RESIDENTIAL ASSET SECURITIES
CORPORATION

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

                                                                                                          EXHIBIT M

                           FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                                                   __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS4 Assignment of Mortgage Loan

Ladies and Gentlemen:

         This letter is delivered to you in connection  with the assignment by U.S Bank National  Association  (the
"Trustee") to  _______________________  (the "Lender") of _______________ (the "Mortgage Loan") pursuant to Section
3.13(d) of the Pooling and Servicing  Agreement  (the "Pooling and Servicing  Agreement"),  dated as of May 1, 2006 among Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential Funding Corporation,
as master servicer,  and the Trustee.  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Lender  hereby  certifies,  represents  and  warrants  to, and covenants with, the Master Servicer and the Trustee that:

(ii)     the Mortgage Loan is secured by Mortgaged  Property  located in a  jurisdiction  in which an assignment in lieu of  satisfaction  is  required to preserve  lien  priority,  minimize  or avoid  mortgage  recording  taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(iii)    the substance of the  assignment  is, and is intended to be, a  refinancing  of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iv)     the Mortgage Loan following the proposed  assignment  will be modified to have a rate of interest at least
0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(v)      such assignment is at the request of the borrower under the related Mortgage Loan.

                                                              Very truly yours,

                                                              (Lender)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                        EXHIBIT N-1

                                    FORM OF RULE 144A INVESTMENT REPRESENTATION

                              Description of Rule 144A Securities, including numbers:
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________

                  The undersigned  seller, as registered  holder (the "Seller"),  intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

1.       In connection  with such transfer and in accordance  with the  agreements  pursuant to which the Rule 144A
Securities were issued,  the Seller hereby certifies the following  facts:  Neither the Seller nor anyone acting on its behalf  has  offered,  transferred,  pledged,  sold or  otherwise  disposed  of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security  with,  any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action,  that would  constitute a  distribution  of the Rule 144A  Securities  under the  Securities Act of 1933, as amended (the
"1933 Act"),  or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933
Act or require  registration  pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.       The Buyer,  pursuant to Section 5.02 of the Pooling and Servicing  Agreement (the  "Agreement"),  dated as of May 1, 2006 among  Residential  Funding  Corporation,  as master servicer (the "Master  Servicer"),  Residential
Asset Securities Corporation,  as depositor (the "Depositor"),  and U.S. Bank National Association, as trustee (the
"Trustee")  warrants and represents  to, and covenants  with,  the Seller,  the Trustee and the Master  Servicer as follows:

a.       The Buyer  understands  that the Rule 144A Securities  have not been registered  under the 1933 Act or the securities laws of any state.

b.       The Buyer considers itself a substantial,  sophisticated  institutional investor having such knowledge and experience  in financial  and business  matters that it is capable of  evaluating  the merits and risks of investment in the Rule 144A Securities.

c.       The  Buyer  has been  furnished  with all  information  regarding  the Rule  144A  Securities  that it has requested from the Seller, the Trustee or the Servicer.

d.       Neither the Buyer nor anyone  acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule 144A  Securities,  any  interest  in the Rule 144A  Securities  or any other  similar security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule
         144A  Securities,  any  interest  in the Rule 144A  Securities  or any other  similar  security  from,  or otherwise  approached or  negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule
         144A  Securities  or any other  similar  security  with,  any person in any  manner,  or made any  general solicitation  by means of general  advertising  or in any other manner,  or taken any other  action,  that would  constitute a distribution of the Rule 144A  Securities  under the 1933 Act or that would render the disposition of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

e.       The Buyer is a  "qualified  institutional  buyer" as that term is  defined in Rule 144A under the 1933 Act and has  completed  either of the forms of  certification  to that  effect  attached  hereto as Annex I or
         Annex II.  The Buyer is aware  that the sale to it is being made in  reliance  on Rule 144A.  The Buyer is acquiring the Rule 144A  Securities for its own account or the accounts of other  qualified  institutional buyers,  understands  that such Rule 144A Securities may be resold,  pledged or transferred  only (i) to a person  reasonably  believed to be a qualified  institutional  buyer that purchases for its own account or for the account of a  qualified  institutional  buyer to whom  notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another  exemption from  registration under the 1933 Act.

3.       The  Buyer is not an  employee  benefit  plan or  other  plan or  arrangement  subject  to the  prohibited transaction  provisions  of ERISA or  Section  4975 of the Code,  or any person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

4.       This  document  may be  executed  in one or more  counterparts  and by the  different  parties  hereto  on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an original;  such  counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

______________________________                               ______________________________
Print Name of Seller                                         Print Name of Purchaser

By:  ___________________________________________________     By:  ___________________________________________________
     Name:                                                        Name:
     Title:                                                       Title:

Taxpayer Identification:                                     Taxpayer Identification:

No._____________________________________________________     No._____________________________________________________

Date:___________________________________________________     Date:___________________________________________________

                                                                                             ANNEX I TO EXHIBIT N-1

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this Certification is attached:

1._______As indicated below, the undersigned is the President,  Chief Financial  Officer,  Senior Vice President or
other executive officer of the Buyer.

2.       In connection  with purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is  defined in Rule 144A  under the  Securities  Act of 1933  ("Rule  144A")  because  (i) the Buyer  owned  and/or invested on a  discretionary  basis  $______________________  in  securities  (except for the  excluded  securities referred  to below) as of the end of the  Buyer's  most  recent  fiscal  year  (such  amount  being  calculated  in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         ___      Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan  association or similar  institution),  Massachusetts  or similar business trust,  partnership,  or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         ___      Bank.  The Buyer (a) is a national bank or banking  institution  organized  under the laws of any
                  State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking and is supervised by the State or territorial  banking  commission or similar official or is a foreign  bank or  equivalent  institution,  and (b) has an audited  net worth of at least
                  $25,000,000  as  demonstrated  in its  latest  annual  financial  statements,  a copy of which is attached hereto.

         ___      Savings  and  Loan.  The  Buyer  (a)  is a  savings  and  loan  association,  building  and  loan
                  association,   cooperative  bank,  homestead   association  or  similar  institution,   which  is
                  supervised  and  examined  by a State  or  Federal  authority  having  supervision  over any such institutions or is a foreign savings and loan  association or equivalent  institution and (b) has an audited net worth of at least  $25,000,000  as  demonstrated  in its latest  annual  financial statements.

         ___      Broker-Dealer.  The  Buyer  is a dealer  registered  pursuant  to  Section  15 of the  Securities
                  Exchange Act of 1934.

         ___      Insurance  Company.  The Buyer is an insurance  company  whose primary and  predominant  business activity is the  writing of  insurance  or the  reinsuring  of risks  underwritten  by  insurance companies  and  which is  subject  to  supervision  by the  insurance  commissioner  or a similar official or agency of a State or territory or the District of Columbia.

         ___      State or Local Plan. The Buyer is a plan  established  and  maintained by a State,  its political subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its employees.

         ___      ERISA  Plan.  The  Buyer  is an  employee  benefit  plan  within  the  meaning  of Title I of the
                  Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         ___      Investment  Adviser.  The  Buyer  is  an  investment  adviser  registered  under  the  Investment
                  Advisers Act of 1940.

         ___      SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S.  Small  Business
                  Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___      Business  Development  Company.  The  Buyer is a  business  development  company  as  defined  in
                  Section 202(a)(22) of the Investment Advisers Act of 1940.

         ___      Trust  Fund.  The  Buyer is a trust  fund  whose  trustee  is a bank or trust  company  and whose participants  are  exclusively  (a) plans  established  and maintained by a State,  its political subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its  employees,  or (b)  employee  benefit  plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974,  but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.       The term  "securities"  as used herein does not include (i) securities of issuers that are affiliated with the Buyer,  (ii) securities  that are part of an unsold  allotment to or subscription by the Buyer, if the Buyer is a dealer,  (iii)  bank  deposit  notes and  certificates  of  deposit,  (iv) loan  participations,  (v)  repurchase agreements,  (vi)  securities  owned but subject to a repurchase  agreement and (vii)  currency,  interest rate and commodity swaps.

4.       For purposes of determining  the aggregate  amount of securities  owned and/or invested on a discretionary basis by the  Buyer,  the  Buyer  used the cost of such  securities  to the Buyer  and did not  include  any of the securities  referred to in the preceding  paragraph.  Further,  in determining such aggregate amount, the Buyer may have included  securities  owned by  subsidiaries  of the Buyer,  but only if such  subsidiaries  are  consolidated with the Buyer in its financial  statements  prepared in accordance with generally accepted  accounting  principles and if the  investments of such  subsidiaries  are managed under the Buyer's  direction.  However,  such securities were not included if the Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.       The Buyer  acknowledges  that it is  familiar  with Rule 144A and  understands  that the  seller to it and other  parties  related to the  Certificates  are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____             ___          Will the Buyer be purchasing the Rule 144A
Yes              No           Securities for the Buyer's own account?
6.       If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of securities  sold to the Buyer for the account of a third party  (including any separate  account) in reliance on
Rule  144A,  the Buyer  will only  purchase  for the  account  of a third  party  that at the time is a  "qualified institutional  buyer"  within the  meaning of Rule 144A.  In  addition,  the Buyer  agrees  that the Buyer will not purchase  securities  for a third party  unless the Buyer has  obtained a current  representation  letter from such third  party or taken  other  appropriate  steps  contemplated  by Rule  144A to  conclude  that such  third  party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7.       The Buyer  will  notify  each of the  parties to which this  certification  is made of any  changes in the information  and  conclusions  herein.  Until such notice is given,  the Buyer's  purchase of Rule 144A  Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     Date:    _____________________________________________________

                                                                                            ANNEX II TO EXHIBIT N-1

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this Certification is attached:

8.       As indicated  below,  the undersigned is the President,  Chief Financial  Officer or Senior Vice President
of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the
Securities  Act of 1933  ("Rule  144A")  because  Buyer is part of a Family of  Investment  Companies  (as  defined below), is such an officer of the Adviser.

9.       In connection with purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined in SEC
Rule 144A because (i) the Buyer is an investment  company  registered under the Investment Company Act of 1940, and
(ii) as marked below, the Buyer alone, or the Buyer's Family of Investment  Companies,  owned at least $100,000,000 in  securities  (other than the  excluded  securities  referred to below) as of the end of the Buyer's  most recent fiscal year.  For purposes of  determining  the amount of  securities  owned by the Buyer or the Buyer's  Family of
Investment Companies, the cost of such securities was used.

         ____     The Buyer owned  $___________________  in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

         ____     The  Buyer  is  part  of  a  Family  of  Investment   Companies  which  owned  in  the  aggregate
                  $______________  in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such  amount being  calculated  in  accordance  with
                  Rule 144A).

10.      The term  "Family  of  Investment  Companies"  as used  herein  means  two or more  registered  investment companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are  affiliated
(by  virtue of being  majority  owned  subsidiaries  of the same  parent or  because  one  investment  adviser is a majority owned subsidiary of the other).

11.      The term  "securities"  as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank deposit notes and  certificates of deposit, (iii) loan participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12.      The  Buyer  is  familiar  with  Rule  144A  and  understands  that  each  of the  parties  to  which  this certification  is made are relying  and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on Rule 144A.  In  addition,  the Buyer will only  purchase  for the Buyer's own account.

13.      The  undersigned  will notify each of the  parties to which this  certification  is made of any changes in the  information  and  conclusions  herein.  Until such notice,  the Buyer's  purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     IF AN ADVISER:

                                                     Print Name of Buyer

                                                     Date:    _____________________________________________________

                                                                                                        EXHIBIT N-2

                                          FORM OF TRANSFEROR CERTIFICATE
                                       (144A Transferor to 144A Transferee)

         _____, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS4 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial  Certificate  Principal Balance of Home Equity
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS4,  Class B (the "Certificates"),  issued pursuant to the Pooling and  Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of May 1, 2006 among
Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and U.S. Bank National  Association,  as trustee (the  "Trustee").  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

                  In  connection  with such  request,  and in respect of such  Certificates  the Seller does hereby certify that such  Certificates  are being  transferred in accordance with (i) the transfer  restrictions set forth in  Section  5.01 of the  Pooling  and  Servicing  Agreement  and the  Certificates  and (ii) Rule  144A  under the
Securities  Act to a transferee  that the Seller  reasonably  believes is purchasing the  Certificates  for its own account  or an  account  with  respect  to which  the  transferee  exercises  sole  investment  discretion  and the transferee  and any such account is a "qualified  institutional  buyer"  within the meaning of Rule 144A,  and such transferee  is aware  that the sale to it is being  made in  reliance  upon Rule  144A,  and  (iii) any  applicable securities laws of any state of the United States or any other jurisdiction.

                                                              [INSERT NAME OF TRANSFEROR]

                                                              By:
                                                              Name:
                                                              Title:

                                                              Dated:  ______________, 20__

                                                                                                        EXHIBIT N-3

                                          FORM OF TRANSFEROR CERTIFICATE
                                   (144A Transferor to Regulation S Transferee)

_____________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS4 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial  Certificate  Principal Balance of Home Equity
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS4,  Class B (the "Certificates"),  issued pursuant to the Pooling and  Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of May 1, 2006 among
Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and U.S. Bank National  Association,  as trustee (the  "Trustee").  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

                  [The Seller has  requested a transfer of a [Rule 144A  Global  Class B  Certificate]  [Definitive
Class B  Certificate]  for a beneficial  interest in a [Temporary]  Regulation S Global Class B  Certificate  to be
held in the name of  ___________  (the  "Transferee")  through  [Euroclear][Clearstream],  which in turn  will hold through  the  Depository.]  [The  Seller has  requested  an  exchange  of such  beneficial  interest in a Rule 144A
Global  Class  B  Certificate]  [Definitive  Class  B  Certificate]  for a  beneficial  interest  in a  [Temporary]
Regulation  S Global Class B  Certificate  to be held in the name of the Holder  through  [Euroclear][Clearstream], which in turn will hold through the Depository.]

                  In   connection   with  such   request,   the   Seller   does   hereby   certify   that  (1)  the
[transfer][exchange]  of the  beneficial  interest  in the  Certificates  has  been  made in  compliance  with  the transfer restrictions  applicable to the Global Class B Certificates;  [and] (2) the  [Seller][Purchaser]  is not a
U.S.  person as defined in Regulation S under the Securities  Act[; and (3) such transfer has been made pursuant to and in accordance with Regulation S].

                  This certificate and the statements contained herein are made for your benefit.

                                                              [INSERT NAME OF TRANSFEROR]

                                                              By:
                                                              Name:
                                                              Title:

                                                              Dated:  ______________, 20__

                                                                                                        EXHIBIT N-4

                                    FORM OF REGULATION S TRANSFEREE CERTIFICATE

_____________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS4 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial  Certificate  Principal Balance of Home Equity
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS4,  Class B (the "Certificates"),  issued pursuant to the Pooling and  Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of May 1, 2006 among
Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and U.S. Bank National  Association,  as trustee (the  "Trustee").  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

                  In  connection  with the  undersigned's  purchase of the  Certificates,  the  undersigned  hereby represents, acknowledges and agrees as follows:

It is a person that is not a "U.S.  person" as defined in  Regulation S under the  Securities  Act and  understands that the sale of the Notes to it is being made in reliance on the exemption from the  registration  requirements of the Securities Act provided by Regulation S thereunder.

                  This certificate and the statements contained herein are made for your benefit.

                                                              [INSERT NAME OF TRANSFEREE]

                                                              By:
                                                              Name:
                                                              Title:

                                                              Dated:  ______________, 20__

                                                                                                        EXHIBIT N-5

                                FORM OF ACCREDITED INVESTOR TRANSFEREE CERTIFICATE

___________________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS4 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial  Certificate  Principal Balance of Home Equity
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS4,  Class B (the "Certificates"),  issued pursuant to the Pooling and  Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of May 1, 2006 among
Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and U.S. Bank National  Association,  as trustee (the  "Trustee").  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

         1.       It is an accredited  investor  ("Accredited  Investor") as defined in Rule 501(c) of Regulation D under the Securities Act purchasing  for its own account and it  understands  the  Certificates  will bear a legend set forth in the applicable  exhibit attached to the Pooling and Servicing  Agreement.  In addition,  it represents and warrants that it will provide  notice to any  subsequent  transferee of the transfer  restrictions  provided in the legend,  will hold and  transfer  Certificates  in an amount of not less than  U.S.$250,000  for it or for each account for which it is acting.

         2.       It understands  that the  Certificates  have been offered only in a transaction not involving any public  offering in the United  States within the meaning of the  Securities  Act, the Notes have not been and will not be registered under the Securities Act and, if in the future it decides to offer,  resell,  pledge or otherwise transfer the  Certificates,  the  Certificates  may be offered,  resold,  pledged or otherwise  transferred only in accordance  with the  provisions of the  Indenture  and the legend on the  Certificates.  It  acknowledges  that no representation  has been  made as to the  availability  of any  exemption  under  the  Securities  Act or any state securities laws for resale of the Certificates.

         3.       In connection with the purchase of the Certificates  (provided that no such  representations  are made with  respect to the  Servicer by any  Affiliate  of the  Servicer  or any  account  advised or managed by the
Servicer):  (A) it is not relying (for purposes of making any  investment  decision or otherwise)  upon any advice, counsel or representations  (whether written or oral) of the Depositor,  the Master Servicer, the Initial Purchaser
or the  Placement  Agent or any of their  agents (in their  capacities  as such),  other  than any  representations expressly set forth in a written  agreement with such party;  (B) it has consulted with its own legal,  regulatory, tax,  business,  investment,  financial and accounting  advisers to the extent it has deemed necessary and has made its own  investment  decisions  based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Co-Issuers,  the Servicer,  the Initial Purchaser or the Placement
Agent;  (C) its purchase of the Certificate  will comply with all applicable  laws in any  jurisdiction in which it resides  or is  located;  (D) it is  acquiring  the  Certificates  as  principal  solely  for its own  account  for investment  and not with a view to the  resale,  distribution  or other  disposition  thereof in  violation  of the
Securities Act; (E) it has made  investments  prior to the date hereof and was not formed solely for the purpose of investing in the  Certificates;  and (F) it is a sophisticated  investor and is purchasing the Certificates  with a full  understanding  of all of the terms,  conditions and risks thereof,  and it is capable of assuming and willing to assume those risks.

         4.       It  agrees  that it will  not  offer or sell,  transfer,  assign,  or  otherwise  dispose  of any
Certificates  or any interest  therein  except (A) pursuant to an exemption  from, or in a transaction  not subject to,  the  registration  requirements  of the  Securities  Act  and  any  applicable  state  securities  laws or the applicable  laws of any other  jurisdiction  and (B) in accordance with the provisions of the Pooling and Servicing
Agreement, to which provisions it agrees it is subject.

                  This certificate and the statements contained herein are made for your benefit.

                                                              [INSERT NAME OF TRANSFEREE]

                                                              By:
                                                              Name:
                                                              Title:

                                                              Dated:  ______________, 20__

                                                                                                        EXHIBIT N-6

                                          FORM OF TRANSFEROR CERTIFICATE
                                             (Regulation S Transferor)

_____________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS4 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial  Certificate  Principal Balance of Home Equity
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS4,  Class B (the "Certificates"),  issued pursuant to the Pooling and  Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of May 1, 2006 among
Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and U.S. Bank National  Association,  as trustee (the  "Trustee").  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

                  [The Seller has  requested a transfer of a  [Temporary]  Regulation S Global Class B  Certificate
for a beneficial  interest in a  ________________________  to be held in the name of ___________ (the "Transferee")
[through  ________________________,  which in turn will hold  through the  Depository].  [The Seller has  requested an exchange of such beneficial  interest in a [Temporary]  Regulation S Global Class B Certificate for a beneficial interest in a  [Temporary]  Regulation S Global Class B  Certificate  to be held in the name of the Holder  through
[Euroclear][Clearstream],  which in turn will hold through the Depository.]

                  In   connection   with  such   request,   the   Seller   does   hereby   certify   that  (1)  the
[transfer][exchange]  of the  beneficial  interest  in the  Certificates  has  been  made in  compliance  with  the transfer  restrictions  applicable to the Class B  Certificates;  [and] (2) the  [Seller][Purchaser]  is not a U.S.
person as defined in Regulation S under the  Securities  Act[;  and (3) such transfer has been made pursuant to and in accordance with Regulation S].

                  This certificate and the statements contained herein are made for your benefit.

                                                              [INSERT NAME OF TRANSFEROR]

                                                              By:
                                                              Name:
                                                              Title:

                                                              Dated:  ______________, 20__

                                                     EXHIBIT O

                                                    [RESERVED]

                                                                                                          EXHIBIT P

                                        FORM OF ERISA REPRESENTATION LETTER

                                                                                                   __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention: Structured Finance/RASC Series 2006-KS4

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
Attention: Residential Asset Securities Corporation Series 2006-KS4

Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
         Series 2006-KS4, Class SB

Ladies and Gentlemen:

         [____________________________________]      (the     "Purchaser")     intends     to     purchase     from
[______________________________]  (the "Seller")  $[____________]  Initial  Certificate  Principal  Balance of Home
Equity Mortgage Asset-Backed Pass-Through Certificates,  Series 2006-KS4,  Class ____ (the "Certificates"),  issued pursuant to the Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of May 1, 2006
among  Residential  Asset  Securities  Corporation,  as  the  depositor  (the  "Depositor"),   Residential  Funding
Corporation,  as master  servicer  (the "Master  Servicer")  and U.S. Bank  National  Association,  as trustee (the
"Trustee").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and
Servicing  Agreement.  The  Purchaser  hereby  certifies,  represents  and warrants  to, and  covenants  with,  the
Depositor,  the Trustee and the Master  Servicer that The  Purchaser is not an employee  benefit plan or other plan or arrangement subject to the prohibited  transaction  provisions of the Employee Retirement Income Security Act of
1974, as amended ("ERISA"),  or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"),  or any person (including an insurance company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Purchaser)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                          EXHIBIT Q

                                           FORM OF SB-AM SWAP AGREEMENT

DATE:                                      May 30, 2006
TO:                                        U.S. Bank National Association, not in its individual capacity but solely as trustee for the benefit of RASC Series 2006-KS4
                                           Trust, acting on behalf of the Class A Certificateholders,
                                           Class M Certificateholders and Class B Certificateholders under the Pooling and Servicing Agreement identified below ("PARTY A")

ATTENTION:                                 RASC Series 2006-KS4

FROM:                                      U.S. Bank National Association, not in its individual capacity but solely as trustee for the benefit of RASC Series 2006-KS4
                                           Trust, acting on behalf of the Class SB Certificateholders under the Pooling and Servicing Agreement identified below ("PARTY B")

SUBJECT:                                   Payment Swap Confirmation and Agreement
REFERENCE NUMBER

The purpose of this letter  agreement (the  "Agreement")  is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified  below (the  "Transaction")  between Party A and Party B. This  Agreement, which  evidences a complete and binding  agreement  between you and us to enter into the  Transaction  on the terms set forth  below,  constitutes  a  "Confirmation"  as  referred to in the ISDA Form  Master  Agreement  (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

o        This  Agreement  is  subject  to and  incorporates  the 2000  ISDA  Definitions  (the  "Definitions"),  as
published by the International Swaps and Derivatives  Association,  Inc. ("ISDA").  You and we have agreed to enter into this  Agreement  in lieu of  negotiating  a Schedule  to the 1992 ISDA Master  Agreement  (Multicurrency-Cross
Border) form (the "ISDA Form Master  Agreement")  but,  rather,  an ISDA Form Master  Agreement  shall be deemed to have been  executed by you and us on the date we entered into the  Transaction.  In the event of any  inconsistency between the provisions of this  Agreement and the  Definitions  or the ISDA Form Master  Agreement,  this Agreement shall  prevail for purposes of the  Transaction.  Terms used and not  otherwise  defined  herein,  in the ISDA Form
Master  Agreement  or the  Definitions  shall have the  meanings  assigned  to them in the  Pooling  and  Servicing
Agreement,  dated as of May 1,  2006, among Residential  Asset Securities  Corporation,  as depositor,  Residential
Funding  Corporation,  as master  servicer,  and U.S.  Bank  National  Association,  as trustee  (the  "Pooling and
Servicing  Agreement").  Each reference to a "Section" or to a "Section" "of this Agreement" will be construed as a reference  to a Section of the 1992 ISDA Form  Master  Agreement.  Each  capitalized  term used  herein that is not defined  herein or in the 1992 ISDA Form  Master  Agreement  shall  have the  meaning  defined in the  Pooling  and
Servicing  Agreement.  Notwithstanding  anything  herein to the contrary,  should any  provision of this  Agreement conflict  with any  provision of the Pooling and  Servicing  Agreement,  the provision of the Pooling and Servicing
Agreement shall apply.

o        The terms of the particular Transaction to which this Confirmation relates are as follows:

               Trade Date:
               Effective Date:
               Termination Date:                     [June 25, 2036] subject to  adjustment  in accordance  with the
                                                     Business Day Convention.
               Business Days:                        California, Minnesota, Texas, New York, Illinois.
               Business Day Convention:              Following.
               PARTY A PAYMENTS:
               Party A Payment Dates:                Each   Distribution   Date  under  the  Pooling  and  Servicing
                                                     Agreement.
               Party A Payment Amounts:              On each Party A Payment Date, the amount,  if any, equal to the aggregate  amount  of Net Swap  Payments  and Swap  Termination
                                                     Payments owed to the Swap  Counterparty  remaining unpaid after application  of the  sum of (A)  from  the  Adjusted  Available
                                                     Distribution  Amount that would have  remained had the Adjusted
                                                     Available    Distribution   Amount   been   applied   on   such
                                                     Distribution   Date  to  make   the   distributions   for  such
                                                     Distribution  Date under  Section 4.02(c)  clauses  (i) through
                                                     (x) of the  Pooling  and  Servicing  Agreement,  of (I) Accrued
                                                     Certificate  Interest on the  Class SB  Certificates,  (II) the
                                                     amount of any Overcollateralization  Reduction Amount and (III)
                                                     for each  Distribution  Date  after the  Certificate  Principal
                                                     Balance  of each  Class of  Class A  Certificates  and  Class M
                                                     Certificates     has    been     reduced    to    zero,     the
                                                     Overcollateralization  Amount,  (B) from prepayment  charges on deposit  in the  Certificate  Amount,  any  prepayment  charges received on the Mortgage  Loans  during the related  Prepayment
                                                     Period and (C) from the amount  distributable  with  respect to the REMIC III Regular Interest IO.
               PARTY B PAYMENTS:
               Party B Payment Dates:                Each   Distribution   Date  under  the  Pooling  and  Servicing
                                                     Agreement
               Party B Payment Amounts:              On each Party B Payment  Date, an amount equal to the lesser of
                                                     (a)  the  Available   Distribution  Amount  remaining  on  such
                                                     Distribution  Date after the distributions on such Distribution
                                                     Date under  Section 4.02(c)  clauses  (i)  through  (vi) of the
                                                     Pooling and Servicing  Agreement and (b) the  aggregate  unpaid
                                                     Basis    Risk    Shortfalls    allocated    to   the    Class A
                                                     Certificateholders and the Class M  Certificateholders for such
                                                     Distribution Date.

o        Additional  Provisions:  Each party  hereto is hereby  advised and  acknowledges  that the other party has engaged in (or refrained  from engaging in)  substantial  financial  transactions  and has taken (or refrained from taking) other material  actions in reliance upon the entry by the parties into the  Transaction  being entered into on the terms and conditions set forth herein and in the ISDA Form Master  Agreement  relating to such  Transaction, as applicable.

o        Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

o        Termination Provisions. For purposes of the ISDA Form Master Agreement:

|X|      "Specified Entity" is not applicable to Party A or Party B for any purpose.

|X|      "Specified  Transaction"  is not  applicable  to Party A or  Party B for any  purpose,  and,  accordingly,
                  Section 5(a)(v) shall not apply to Party A or Party B.

|X|      The "Cross Default" provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

|X|      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

|X|      With respect to Party A and Party B, the "Bankruptcy"  provision of Section  5(a)(vii)(2) of the ISDA Form
                  Master Agreement will be deleted in its entirety.

|X|      The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.

|X|      Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

o        Market Quotation will apply.

o        The Second Method will apply.

|X|      "Termination Currency" means United States Dollars.

|X|      The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Party A or Party B.

|X|      Tax Event.  The provisions of Section  2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to Party A and Party A shall not be  required  to pay any  additional  amounts  referred to therein.

o        Tax Representations.

|X|      Payer  Representations.  For the purpose of Section 3(e) of the ISDA Form Master Agreement,  each of Party
                  A and Party B will make the following representations:

                                    It is not required by any applicable  law, as modified by the practice of any  relevant  governmental  revenue  authority,  of  any  Relevant
                                    Jurisdiction  to make any deduction or  withholding  for or on account of any Tax from any payment  (other than interest  under Section 2(e),
                                    6(d)(ii) or 6(e) of the ISDA Form Master  Agreement)  to be made by it
                                    to  the  other   party   under   this   Agreement.   In  making   this
                                    representation, it may rely on:

o        the  accuracy of any  representations  made by the other party  pursuant to Section  3(f) of the ISDA Form
                           Master Agreement;

o        the  satisfaction  of the  agreement  contained  in Sections  4(a)(i) or 4(a)(iii) of the ISDA Form Master
                           Agreement  and the accuracy  and  effectiveness  of any  document  provided by the other party pursuant to Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

o        the  satisfaction  of the  agreement of the other party  contained in Section 4(d) of the ISDA Form Master
                           Agreement,  provided  that  it  shall  not be a  breach  of  this  representation  where reliance  is placed  on  clause  (ii) and the  other  party  does not  deliver a form or document  under  Section  4(a)(iii)  by reason  of  material  prejudice  to its legal or commercial position.

|X|      Payee  Representations.  For the purpose of Section  3(f) of the ISDA Form Master  Agreement,  Party A and
                  Party B make the following representations: None

o        Documents to be Delivered.  For the purpose of Section 4(a) (i) and 4(a) (iii):

o        Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO          FORM/DOCUMENT/                          DATE BY WHICH TO
DELIVER DOCUMENT           CERTIFICATE                             BE DELIVERED
Party A and Party B        Any documents required or               Promptly after the earlier of (i) reasonable
                           reasonably requested to allow           demand by either party or (ii) learning that such
                           the other party to make                 form or document is required
                           payments under this Agreement
                           without any deduction or
                           withholding for or on the
                           account of any Tax or with
                           such deduction or withholding
                           at a reduced rate

o        Other documents to be delivered are:

PARTY REQUIRED                FORM/DOCUMENT/                        DATE BY WHICH TO BE     COVERED BY
TO DELIVER                    CERTIFICATE                           DELIVERED               SECTION 3(D)
DOCUMENT                                                                                    REPRESENTATION
Party A and Party B           Any documents required by the         Upon execution and      Yes
                              receiving party to evidence the       delivery of this
                              authority of the delivering party     Agreement and such
                              for it to execute and deliver this    Confirmation
                              Agreement, any Confirmation to
                              which it is a party, and to
                              evidence the authority of the
                              delivering party to perform its
                              obligations under this Agreement
                              and such Confirmation.
Party A and Party B           A certificate of an authorized        Upon the execution      Yes
                              officer of the party, as to the       and delivery of this
                              incumbency and authority of the       Agreement and such
                              respective officers of the party      Confirmation
                              signing this Agreement

o        Miscellaneous.  Miscellaneous

|X|      Address for Notices: For the purposes of Section 12(a) of this Agreement:

                                    Address for notices or communications to Party A:

         Address:                RASC Series 2006-KS4 Trust
                                 c/o U.S. Bank National Association
                                 60 Livingston Avenue
                                 EP-MN-WS3D
                                 St. Paul, MN 55107

         with a copy to:         Residential Funding Corporation
                                 8400 Normandale Lake Blvd., Suite 600
                                 Minneapolis, MN 55437
         Attention:              Andrea Villanueva
         Facsimile:              (952) 979-0867

         (For all purposes)

         Address for notices or communications to Party B:
         Address:                RASC Series 2006-KS4 Trust
                                 c/o U.S. Bank National Association
                                 60 Livingston Avenue
                                 EP-MN-WS3D
                                 St. Paul, MN 55107

         with a copy to:         Residential Funding Corporation
                                 8400 Normandale Lake Blvd., Suite 600
                                 Minneapolis, MN 55437
         Attention:              Andrea Villanueva
         Facsimile No.:          (952) 979-0867

         (For all purposes)

|X|      Process Agent. For the purpose of Section 13(c):

                  Party A:                         Not Applicable
                  Party B:                         Not Applicable

|X|      Offices.  The  provisions of Section 10(a) will not apply to this  Agreement;  neither Party A nor Party B have any Offices other than as set forth in the Notices Section.

|X|      Multibranch  Party.  For the purpose of Section 10(c) of the ISDA Form Master  Agreement,  neither Party A nor Party B is a Multibranch. Party.

|X|      Calculation Agent. The Calculation Agent is Residential Funding Corporation.

|X|      Credit Support Document.

                                    Not Applicable

|X|      Credit Support Provider.

                                    Not Applicable

|X|      Governing  Law.  The  parties to this ISDA  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law  provision thereof, other than New York General Obligations Law Sections 5-1401 and 5-1402.

|X|      Non-Petition.  Party A and Party B each hereby  irrevocably  and  unconditionally  agrees that it will not institute against,  or join any other person in instituting  against or cause any other person to institute against RASC Series 2006-KS4 Trust,  Mortgage Asset-Backed  Pass-Through  Certificates,
                  Series 2006-KS4, or the other party any bankruptcy,  reorganization,  arrangement, insolvency, or similar  proceeding  under  the laws of the  United  States,  or any other  jurisdiction  for the non-payment  of any amount due  hereunder  or any other  reason  until the payment in full of the
                  Certificates  and the  expiration  of a period  of one year  plus ten days (or,  if  longer,  the applicable preference period) following such payment.

|X|      Severability.  If any term,  provision,  covenant,  or condition  of this  Agreement,  or the  application thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part) for any reason,  the remaining  terms,  provisions,  covenants,  and  conditions  hereof shall  continue in full force and effect as if this  Agreement had been executed with the invalid or  unenforceable  portion  eliminated,  so long as this  Agreement  as so modified  continues to express,  without  material  change,  the  original  intentions  of the parties as to the subject matter  of  this  Agreement  and the  deletion  of  such  portion  of  this  Agreement  will  not substantially impair the respective benefits or expectations of the parties.

                           The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable  term,  provision,  covenant or  condition  with a valid or  enforceable  term, provision,  covenant or  condition,  the  economic  effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

|X|      [Intentionally Omitted].

|X|      Waiver of Jury Trial.  Each party to this Agreement  respectively  waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

|X|      Set-Off.  Notwithstanding  any  provision  of this  Agreement or any other  existing or future  agreement, each  party  irrevocably  waives  any and all  rights  it may have to set  off,  net,  recoup  or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party  hereunder  against any  obligation  between it and the other party under any other  agreements.  The  provisions for Set-off set forth in Section 6(e) of the ISDA Form Master
                  Agreement shall not apply for purposes of this Transaction.

|X|      This  Agreement  may be executed in several  counterparts,  each of which shall be deemed an original  but all of which together shall constitute one and the same instrument.

|X|      Trustee Liability  Limitations.  It is expressly understood and agreed by the parties hereto that (a) this
                  Agreement is executed and  delivered by U.S.  Bank  National  Association,  not  individually  or personally  but  solely as  Trustee  of Party A and Party B, in the  exercise  of the  powers and authority  conferred and vested in it and that U.S. Bank National  Association  shall perform its duties and  obligations  hereunder in  accordance  with the standard of care set forth in Article
                  VIII of the Pooling and Servicing Agreement,  (b) each of the  representations,  undertakings and agreements  herein made on the part of Party A and Party B is made and  intended  not as personal representations,  undertakings  and agreements by U.S. Bank National  Association but is made and intended  for the  purpose of  binding  only Party A and Party B, (c)  nothing  herein  contained shall be construed as creating any liability on U.S. Bank National  Association,  individually or personally,  to perform any covenant  either  expressed  or implied  contained  herein,  all such liability,  if any, being  expressly  waived by the parties hereto and by any Person claiming by, through or under the parties  hereto;  provided that nothing in this paragraph shall relieve U.S.
                  Bank National  Association  from  performing its duties and  obligations  hereunder and under the
                  Pooling and Servicing  Agreement in accordance  with the standard of care set forth therein,  and
                  (d) under no  circumstances  shall U.S. Bank National  Association  be personally  liable for the payment  of any  indebtedness  or  expenses  of Party A or Party B or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant  made or undertaken by Party A or Party B under this Agreement or any other related  documents;  provided,  that nothing in this
                  paragraph  shall  relieve  U.S.  Bank  National   Association  from  performing  its  duties  and
                  obligations  hereunder  and under the Pooling and  Servicing  Agreement  in  accordance  with the standard of care set forth herein and therein.

o        "Affiliate".  Party A and  Party B shall be  deemed  to not  have  any  Affiliates  for  purposes  of this
         Agreement, including for purposes of Section 6(b)(ii).

o        Section 3 of the ISDA Form Master  Agreement is hereby  amended by adding at the end thereof the following subsection (g):

                                    "(g)    Relationship Between Parties.

         Each party represents to the other party on each date when it enters into a Transaction that:--

o        Nonreliance.  (i) It is not relying on any statement or  representation  of the other party  regarding the
Transaction  (whether  written or oral),  other than the  representations  expressly  made in this Agreement or the
Confirmation  in  respect of that  Transaction  and (ii) it has  consulted  with its own  legal,  regulatory,  tax, business,  investment,  financial and accounting  advisors to the extent it has deemed  necessary,  and it has made its own  investment,  hedging  and  trading  decisions  based upon its own  judgment  and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

o        Evaluation and Understanding.

|X|      It has the capacity to evaluate  (internally or through independent  professional  advice) the Transaction and has made its own  decision to enter into the  Transaction  and has been  directed by the Pooling and  Servicing
Agreement to enter into this Transaction; and

|X|      It  understands  the terms,  conditions  and risks of the  Transaction  and is willing  and able to accept those terms and conditions and to assume those risks, financially and otherwise.

o        Purpose.  It is entering into the  Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

o        Status of Parties.  The other party is not acting as agent,  fiduciary or advisor for it in respect of the
Transaction.

o        Eligible  Contract  Participant.  It is an "eligible swap  participant" as such term is defined in Section
35.1(b)(2)  of the  regulations  (17  C.F.R  35)  promulgated  under,  and it  constitutes  an  "eligible  contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

o        Account Details and Settlement Information:

                           PAYMENTS TO PARTY A:
                           Payments to Party A shall be made in the same manner as
                           provided for in the Pooling and Servicing Agreement with
                           respect to the Class A Certificateholders, Class M
                           Certificateholders and Class B Certificateholders.
                           PAYMENTS TO PARTY B:
                           Payments to Party B shall be made in the same manner as
                           provided for in the Pooling and Servicing Agreement with
                           respect to the Class SB Certificateholders.

Please sign and return to us a copy of this Agreement.

                                                     Very truly yours,
                                                     U.S. BANK NATIONAL ASSOCIATION, not in its individual
                                                     capacity but solely as trustee for the benefit of RASC
                                                     Series 2006-KS4 Trust, acting on behalf of the Class SB
                                                     Certificateholders

                                                     By: ____________________________________________________
                                                              Name:
                                                              Title:

                                                     AGREED AND ACCEPTED AS OF THE TRADE DATE
                                                     U.S. BANK NATIONAL ASSOCIATION, not in its individual
                                                     capacity but solely as trustee for the benefit of RASC
                                                     Series 2006-KS4 Trust, acting on behalf of the Class A
                                                     Certificateholders, Class M Certificateholders and Class B
                                                     Certificateholders

                                                     By: __________________________________________________
                                                              Name:
                                                              Title:

                                                                                                          EXHIBIT R

                                               ASSIGNMENT AGREEMENT

                                         [FILED HEREWITH AS EXHIBIT 10.2]

                                            EXHIBIT S

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The  assessment of compliance to be delivered by the Trustee  shall  address,  at a minimum,  the criteria identified as below as "Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------- --------------------------
                                                                                                        APPLICABLE SERVICING
                                         SERVICING CRITERIA                                                   CRITERIA
----------------------------------------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

          REFERENCE                                           CRITERIA
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                  GENERAL SERVICING CONSIDERATIONS
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(1)(i)                   Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)                  activities.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)                 back-up servicer for the pool assets are maintained.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)                  agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                 CASH COLLECTION AND ADMINISTRATION
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments on pool assets are deposited into the appropriate
                                custodial bank accounts and related bank clearing accounts no more    |X| (as to accounts held
                                than two business days following receipt, or such other number of            by Trustee)
1122(d)(2)(i)                   days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made via wire transfer on behalf of an obligor or to      |X| (as to investors
1122(d)(2)(ii)                  an investor are made only by authorized personnel.                              only)
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the
1122(d)(2)(iii)                 transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                                overcollateralization, are separately maintained (e.g., with          |X| (as to accounts held
                                respect to commingling of cash) as set forth in the transaction              by Trustee)
1122(d)(2)(iv)                  agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                                For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
1122(d)(2)(v)                   13k-1(b)(1) of the Securities Exchange Act.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Unissued checks are safeguarded so as to prevent unauthorized
1122(d)(2)(vi)                  access.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Reconciliations are prepared on a monthly basis for all
                                asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                                These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days
1122(d)(2)(vii)                 specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                 INVESTOR REMITTANCES AND REPORTING
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Reports to investors, including those to be filed with the
                                Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                                investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)                   servicer.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in
1122(d)(3)(ii)                  the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made to an investor are posted within two business days to the servicer's investor records, or such other number of
1122(d)(3)(iii)                 days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)                  statements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                     POOL ASSET ADMINISTRATION
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Collateral or security on pool assets is maintained as required by
1122(d)(4)(i)                   the transaction agreements or related asset pool documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)                  the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or
1122(d)(4)(iii)                 requirements in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
1122(d)(4)(iv)                  (e.g., escrow) in accordance with the related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)                   balance.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the
1122(d)(4)(vi)                  transaction agreements and related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)                 established by the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                                transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed
1122(d)(4)(viii)                temporary (e.g., illness or unemployment).
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset
1122(d)(4)(ix)                  documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                                interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                                (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number
1122(d)(4)(x)                   of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)                  other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the
1122(d)(4)(xii)                 obligor's error or omission.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)                agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Delinquencies, charge-offs and uncollectible accounts are
                                recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)                 agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any external enhancement or other support, identified in Item
                                1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)                  as set forth in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------

                                                                                                        EXHIBIT T-1

                                          FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

1.       I have  reviewed the annual  report on Form 10-K for the fiscal year  [____],  and all reports on Form 8-K containing  distribution  or  servicing  reports  filed in respect of periods  included in the year covered by that annual report,  of the trust (the "Trust") created pursuant to the Pooling and Servicing  Agreement dated as of May
1, 2006 (the "P&S Agreement")  among  Residential  Asset  Securities  Corporation  (the  "Depositor"),  Residential
Funding Corporation (the "Master Servicer") and U.S. Bank National Association (the "Trustee");

2.       Based on my knowledge,  the  information in these reports,  taken as a whole,  does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements were made, not misleading as of the last day of the period covered by this annual report;

3.       Based on my  knowledge,  the  servicing  information  required to be provided to the Trustee by the Master
Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

4.       I am  responsible  for reviewing the activities  performed by the Master  Servicer under the P&S Agreement and based upon my knowledge and the annual  compliance  review  required  under the P&S Agreement,  and,  except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

5.       The reports disclose all significant  deficiencies  relating to the Master Servicer's  compliance with the minimum servicing  standards based upon the report provided by an independent public  accountant,  after conducting a review in compliance  with the Uniform Single  Attestation  Program for Mortgage  Bankers as set forth in the P&S
Agreement, that is included in these reports.

         In giving the  certifications  above, I have reasonably  relied on the  information  provided to me by the following unaffiliated parties:  [the Trustee].

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                                                                        EXHIBIT T-2

                              FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION

         The undersigned, a Responsible Officer of [______________] (the "Trustee") certifies that:

1.       The Trustee has  performed all of the duties  specifically  required to be performed by it pursuant to the provisions of the Pooling and Servicing  Agreement dated as of May 1, 2006 (the  "Agreement") by and among
         Residential  Asset  Securities  Corporation,  as depositor,  Residential  Funding  Corporation,  as master servicer, and the Trustee in accordance with the standards set forth therein.

2.       Based on my knowledge,  the list of  Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to  Section 4.03(e)(I) of  the Agreement is accurate as of the last day of the 20[  ] calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

                                                                                                          EXHIBIT U

 INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE
                                                       LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                                                                          EXHIBIT V

                               FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

         Euroclear                                            Cedel, societe anonyme
         151 Boulevard Jacqmain                               67 Boulevard Grand-Duchesse Charlotte
         B-1210 Brussels, Belgium                             L-1331 Luxembourg

         Re:      Residential  Asset  Securities  Corporation,   Home  Equity  Mortgage  Asset-Backed  Pass-Through
                  Certificates,  Series 2006-KS4,  Class SB, issued pursuant to the Pooling and Servicing Agreement dated as of May 1, 2006 among  Residential  Asset  Securities  Corporation,  Residential  Funding
                  Corporation, and
                  U.S. Bank National Association, as Trustee (the "Certificates").

         This is to certify that as of the date hereof and except as set forth below,  the  beneficial  interest in the  Certificates  held by you for our account is owned by persons  that are not  U.S. persons  (as defined in Rule
901 under the Securities Act of 1933, as amended).

         The  undersigned  undertakes  to advise you  promptly by tested telex on or prior to the date on which you intend  to submit  your  certification  relating  to the  Certificates  held by you in which  the  undersigned  has acquired,  or intends to acquire,  a  beneficial  interest in  accordance  with your  operating  procedures  if any applicable  statement  herein is not  correct on such date.  In the  absence  of any such  notification,  it may be assumed that this certification applies as of such date.

         [This  certification  excepts  beneficial  interests in and does not relate to U.S.  $_________  principal amount of the  Certificates  appearing  in your books as being held for our  account but that we have sold or as to which we are not yet able to certify.]

         We understand  that this  certification  is required in  connection  with certain  securities  laws in the
United States of America.  If  administrative  or legal  proceedings are commenced or threatened in connection with which this certification is or would be relevant,  we irrevocably  authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:_____________________________,*/      By: _______________________________________,
                                            Account Holder

                                                                                                          EXHIBIT W

                               FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

         U.S. Bank National Association

         Re:      Residential  Asset  Securities  Corporation,   Home  Equity  Mortgage  Asset-Backed  Pass-Through
                  Certificates,  Series 2006-KS4,  Class SB, issued pursuant to the Pooling and Servicing Agreement dated as of May 1, 2006 among  Residential  Asset  Securities  Corporation,  Residential  Funding
                  Corporation, and U.S. Bank
                  National Association, as Trustee (the "Certificates").

         This is to certify that, based solely on  certifications  we have received in writing,  by tested telex or by  electronic  transmission  from member  organizations  appearing in our records as persons  being  entitled to a portion of the principal amount set forth below (our "Member  Organizations") as of the date hereof,  $____________
principal  amount of the  Certificates  is owned by persons  (a) that are not U.S.  persons (as defined in Rule 901 under the Securities Act of 1933. as amended (the  "Securities  Act")) or (b) who purchased their  Certificates (or interests therein) in a transaction or transactions that did not require registration under the Securities Act.

         We further certify (a) that we are not making  available  herewith for exchange any portion of the related
Temporary  Regulation S Global Class SB  Certificate  excepted in such  certifications  and (b) that as of the date hereof  we have not  received  any  notification  from  any of our  Member  Organizations  to the  effect  that the statements  made by them with  respect to any portion of the part  submitted  herewith  for  exchange are no longer true and cannot be relied upon as of the date hereof

         We understand  that this  certification  is required in  connection  with certain  securities  laws of the
United States of America.  If  administrative  or legal  proceedings are commenced or threatened in connection with which this certification is or would be relevant,  we irrevocably  authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date:______________________*                Yours faithfully,

* To be dated no earlier                    By:_________________________________________________________
than the Effective Date.                    Morgan Guaranty Trust Company of New York, Brussels Office, as
                                            Operator of the Euroclear Clearance System
                                            Cedel, Societe anonyme

*        Certification  must be  dated  on or  after  the  15th  day  before  the  date of the  Euroclear  or Cedel certificate to which this certification releases.